EXHIBIT 10.6

STANDARD OFFICE LEASE GROSS

AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

1.	Basic Lease Provisions ("Basic Lease Provisions")

1.1	Parties: This Lease dated for reference purposes only July 17,
1997 is made by and between Fujita Investors of California (herein called "Lessor") and Orange National Bank doing business under the name of (herein called "Lessee").

1.2	Premises: Suite Number(s) 100, 1st floors, consisting of
approximately 5,266 rentable feet more or less, as defined in paragraph 2 and as shown on Exhibit "A" hereto (the "Premises".).

1.3	Building: Commonly described as being located at 1800 West Katella in the City of Orange County of Orange State of California as more particularly described In Exhibit "A" hereto, and as defined in paragraph 2.

1.4	Use: Bank-Branch/ Office Use/ATM/Night Depository subject to paragraph 6.

1.5	 Term: Ten (10) years commencing January 1, 1998 ("Commencement
Date") and ending December 31, 2007 as defined In paragraph 3.

1.6	Base Rent:   $8,056.98 per month, payable on the lst day of each
month, per paragraph 4.1

1.7	Base Rent increase: On Jan 1. 2000; Jan 1, 2002; Jan 1, 2004; Jan
1,2006 the monthly Base Rent payable under paragraph 1.6 above should be adjusted as provided in paragraph 4.3 below.

1.8	Rent Paid Upon Execution:

1.9	Security Deposit: $8,862.68

1.10	Lessee's Share of Operating Expense Increase: 11.2 % as defined in paragraph 4.2.

2.	Premises, Parking and Common Areas.

2.1	Premises: The Premises are a portion of a building, herein
sometimes referred to as the "Building" Identified In paragraph 1.3 of the Basic Lease Provisions. "Building" shall include adjacent parking structures used in connection therewith. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office Building Project" Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions, paragraph 1.2, as the "Premises" including rights to the Common Areas as hereinafter specified.

2.2	Vehicle Parking: So long as Lessee is not in default and subject to the rules and regulations attached hereto, and as established by Lessor from time to time, Lessee shall be entitled to rent and use 19 parking spaces in the Office Building Project.

2.2.1	If Lessee commits, permits or allows any of the prohibited
activities described in the Lease or the rules then in effect then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Leases, which Cost shall be Immediately payable upon demand by Lessor.

2.2.2	The monthly parking rate per parking space will be $ -O- per month at the commencement of the term of this Lease. Monthly parking fees shall be payable one month in advance prior to the first day of the calendar month.

2.3	Common Areas-Definition.  The term "Common Areas" Is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor. Lessee and of other lessees of the Office Building
Project and their respective employees, suppliers, shippers. Customers and invitees, including but not limited to common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

2.4	Common Areas-Rules and Regulations.  Lessee agrees to abide by and conform to the rules and regulations attached hereto as Exhibit B with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor of such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce said rules and regulations. Lessor shall not be responsible to Lessee for the noncompliance with said rules and regulations by other lessors, their agents, employees and invitees of the Office Building Project.

2.5	Common Areas-Changes.  Lessor shall have the right, in Lessor's sole discretion, from time to time:

	(a)	To make changes to the Building interior and exterior and
Common Areas, Including, without limitation, changes in the location, size, shape, number, and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, Ingress, egress, direction of traffic, decorative Wells, landscaped areas and walkways; provided however Lessor shall at all times provide the parking facilities required by applicable law:

	(b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Promises remains available;

	(c)	To designate other land and Improvements Outside the
boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and Improvements have a reasonable and functional relationship to the Office Building Project;

	(d)	To add additional buildings and Improvements to the Common
Areas;

	(e)	To use the Common Areas while engaged in making additional
Improvements, repairs or alterations to the Office Building Project or any portion thereof:

	(f)	To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Office Building Project as Lessor may, In the exercise of sound business judgment deem to be appropriate.

3. Term.

3.1	Term. The term and Commencement Date of this lease shall be as specified in paragraph 1.5 of the Basic Lease Provisions.

3.2	Delay in Possession. Notwithstanding said Commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date and subject to paragraph 3.2.2, Lessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of Losses hereunder or extend the term hereof; but, in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee, as hereinafter defined: provided, however, that It Lessor shall not have delivered Possession of the Premises within sixty (60) days following said Commencement Date, as the same may be extended under the terms of a Work Letter executed by Lessor and Lessee, Lessee may, at Lessee's option, by notice In writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided, however, that, as to Lessee's obligations, Lessee first reimburses Lessor for all Costs incurred for Non-Standard Improvements and. as to Lessor's obligations, Lessor's all return any money previously deposited by Lessee (less any offsets due Lessor for Non Standard Improvements and provided further, that if such written notice by Lessee Is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

3.2.1	Possession Tendered-Defined.  Possession of the Premises shall be deemed tendered to Lessee ("Tender of Possession") when (1) the improvements to be provided by Lessor under this Lease are substantially completed (2) the Building utilities are ready for use In the Premises,
(3) Lessee has reasonable access to the Premises, and (4) ten (10) days shall have expired following advance written notice to Lessee of the occurrence of the matters described In (1), (2) and (3), above of this paragraph 3.2. 1.

3.2.2	Delays Caused by Lessee.  There shall be no abatement of rent and the sixty (60) day period following the Commencement Date before which Lessees right to cancel this Lease accrues under paragraph 3.2, shall be deemed extended to the extent of any delays caused by acts or omissions of Lessee, Lessee's agents, employees and contractors.

3.3	Early Possession. If Lessee occupies the Premises prior to said
Commencement Date, such occupancy shall be subject to all Provisions of this Lease, such occupancy shall not change the termination date, and Lessee shall pay rent for such occupancy.

3.4	Uncertain Commencement. In the event commencement of the Lease term
Is defined as the completion of the improvements, Lessee and Lessor shall execute an amendment to this Lease establishing the date of Tender of Possession (as defined In paragraph 3.2.1) or the actual taking of possession by Lessee whichever first occurs, as the Commencement Date.

4.	Rent

4.1	Base Rent. Subject to adjustment as hereinafter provided in
paragraph 4.3 and except as may be otherwise expressly provided In this Lease, Lessee to pay to Lessor the Base Rent for the Premises set forth In paragraph 1.6 of the Basic Lease Provisions, without offset or deduction. Lessee shall pay Lessor upon execution hereof the advance Base Rent described In paragraph 1.8 of the Basic Lease Provision Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable In Lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

4.2	Operating Expense Increase. Lessee shall pay to Lessor during the term hereof, In addition to the Base Rent, Lessee's Share, as hereinafter defined, of the amount by which all Operating Expenses, as hereinafter defined, for each Comparison Year exceeds the amount of all Operating Expenses for the Base Year, such excess being hereinafter referred to as the "Operating Expense Increase" in accordance with the following provisions:

	(a)	"Lessee's Share" is defined, for purposes of this Lease, as
the percentage set forth In paragraph 1.10 of the Basic Lease Provisions, which percentage has been determined by dividing the approximate square footage of the Premises by the total approximate square footage of the rentable space contained In the Office Building Project. It Is understood and agreed that the square footage figures set forth In the Basic Lease Provisions are approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision except In connection with an actual change In the size of the Premises or a change In the space available for lease In the Office Building Project.

	(b) "Base Year" Is defined as the calendar year in which the Lease term commences.

	(c)	"Comparison Year" is defined as each calendar year during the term of this Lease subsequent to the Base Year; provided, however, Lessee shall have no obligation to pay a share of the Operating Expense Increase applicable to the first twelve (12) months of the Lease Term (other than such as are mandated by a governmental authority, as to which government mandated expenses Lessee shall pay Lessee's Share, notwithstanding they occur during the first twelve (12) months). Lessee's Share of the Operating Expense Increase for the first and last Comparison Years of the Lease Term shall be prorated according to that portion of such Comparison Year as to which Lessee Is responsible for a share of such Increase,

	(d)	"Operating Expenses" is defined, for purposes of this Lease, to include all costs, It any, Incurred by Lessor In the exercise of Its reasonable discretion for the operation, repair, maintenance, and replacement, in neat, clean, safe, good order and condition, of the Office Building Project, Including but not limited to, the following:

		(aa) The Common Areas, Including their surfaces, coverings, decorative Items, carpets, drapes and window coverings, and Including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems. Common Area lighting facilities, building exteriors and roofs, fences and gates:

		(bb) All heating, air conditioning, plumbing, electrical systems, life safety equipment, telecommunication and other equipment used in common by or for the benefit of lessor occupants of the Office Building Project, including elevators and escalators, tenant directories, fire detection systems Including sprinkler system maintenance and repair.

			(ii)	Trash disposal, janitorial and security
services:

			(iii)	Any other service to be provided by Lessor that
is elsewhere in this Lease stated to be an "Operating Expense":

			(iv)	The cost of the premiums for the liability and
properly insurance policies to be maintained by Lessor under paragraph 8 hereof:

			(v)	The amount of the real properly taxes to be paid
by Lessor under paragraph 10.1 hereof;

			The cost of water, sewer, gas, electricity, and other publicly mandated services to the Office Building Project;

		(vi)	Labor, salaries and applicable fringe benefits
and costs, materials, supplies and tools, used in maintaining and/or cleaning the Office Building Project and accounting and a management fee attributable to the operation of the Office Building Project:

		(vii)	Replacing and/or adding Improvements mandated by
any governmental agency and any repairs or removals necessitated thereby amortized over Its useful life according to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then reasonable In the judgment of Lessee's accountants):

		(ix)	Replacements of equipment or improvements that
have a useful life for depreciation purposes according to Federal income tax guidelines of five (5) years or less, as amortized over such life.

	(e)	Operating Expenses shall not Include the costs of
replacements of equipment or improvements that have a useful life for Federal income tax purposes In excess of five (5) years unless it is of the type described in paragraph 4.2(d)(viii). In which case their cost shall be included as above provided.

	(f)	Operating Expenses shall not include any expenses paid by any lessee directly to third parties or as to which Lessor is otherwise reimbursed by any third party, other tenant, or by Insurance proceeds.

	(g)	Lessee's Share of Operating Expense Increase shall be payable by Lessee after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. An amount will be estimated by Lessor from time to time in advance of Lessee's Share of the Operating Expense Increase for any Comparison Year, and the same shall be payable monthly as Lessor shall designate, during each Comparison Year of the Lease term, on the same day as the Base Rent Is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expense
Increase as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each Comparison Year a reasonably detailed statement showing Lessee's Share of the actual Operating Expense Increase Incurred during such year. If Lessee's payments under this paragraph
4.2(g) during said Comparison Year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expense Increase next falling due. If Les3ee's payments under this paragraph during said Comparison Year were less than Lessee's Share as Indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement, Lessor and Lessee shall forthwith adjust between them by cash payment any balance determined to exist with respect to that portion of the last Comparison Year for which Lessee is responsible as to Operating Expense Increases. Notwithstanding that the Lease term may have terminated before the end of such Comparison Year.

4.3 Rent Increases

4.3.1	At times set forth in paragraph 1.7 of the Basic Lease Provisions, the monthly Base Rent payable under paragraph 4.1 of this Lease in the Consumer Price Index of the Bureau of Labor Statistics Of the Department of Labor for All Urban Consumers (1967=100) All Items for the city nearest the location of the Building, herein referred to as "C.P.I."
since the date of this Lease.

4.3.2	The monthly Base Rent payable pursuant to paragraph 4.3.1 shall be calculated as follows: the Base Rent payable for the first month of the term of this Lease, as set forth in paragraph 4.1 of this Lease, shall be multiplied by a fraction the numerator of which shall be the CPI of the calendar month during which the adjustment Is to take effect, and the denominator of which shall be the CPI for the calendar month in which the original Lease term commences. The sum so calculated shall constitute the new monthly Base Rent hereunder, but, in no event, shall such new monthly Base Rent be less than the Base Rent payable for the month Immediately preceding the date for the rent adjustment.

4.3.3	In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI shall be used to make such calculations. In the event that Lessor and Lessee cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in the County in which the Premises are located, In accordance with the then rules of said association and the decision of the arbitrators shall be binding upon the parties. Notwithstanding one party failing to appear after due notice of the proceeding. The cost of said Arbitrators shall be paid equally by Lessor and Lessee.

4 3.4	Lessee shall continue to pay the rent at the rate previously in effect until the increase, if any. is determined. Within five (5) days following the date on which the increase is determined, Lessee shall make such payment to Lessor as will bring the increased rental current commencing with the effective date of such increase through the date of any rental installments then due. Thereafter the rental shall be paid at the increased rate.

5.	Security Deposit.  Lessee shall deposit with Lessor upon execution hereof the security deposit set forth in paragraph 1.9 of the Basic Lease Provisions as security for Lessee's faithful performance of Lessee's obligations hereunder, If Lessee fails to pay rent or other charges due hereunder. or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. If the monthly Base Rent shall, from time to time, increase during the term of this Lease, Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by Lessor shall at all times bear the same proportion to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth In paragraph 1.6 of the Basic Lease Provisions.
Lessor shall not be required to keep said security deposit separate from its general accounts. It Lessee performs all of Lessee's obligations hereunder. said deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit

6. Use.

6.1	Use.  The Premises shall be used and occupied only for the purpose set forth in paragraph 1.4 of the Basic Lease Provisions or any other use which is reasonably comparable to that use and for no other purpose.

6.2	Compliance with Law

	(a)	Lessor warrants to Lessee that the Premises, in the state
existing on the date that the Lease term commences, but without regard to alterations or improvements made by Lessee or the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record. or any applicable building code, regulation or ordinance in effect on such Lease term Commencement Date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation.

	(b)	Except as provided In paragraph 6.2(a) Lessee shall, at
Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come Into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating In any manner to the Premises and the occupation and use by Lessee of the Premises. Lessee
shall conduct its business in a lawful	manner and shall not use or
permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance of shall tend to disturb other occupants of the Office Building Project.

6.3	Condition of Premises.

(a) Lessor shall deliver the Premises to Lessee in a clean Condition on the Lease Commencement Date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing. lighting, air conditioning, and heating system in the Premises shall be in good operating condition In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation.

(b)	 Except as otherwise provided in this Lease, Lessee hereby
accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal. county and state laws, ordinances and regulations governing and regulating the use of the Premises. and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that It has satisfied itself by Its own independent investigation that the Premises are suitable for its intended use, and that neither Lessor nor Lessor's agent or agents has made any representation or warranty as of the present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Lessee's business.

7.	Maintenance, Repairs, Alterations and Common Area Services.

7.1	Lessor's Obligations. Lessor shall keep the Office Building
Project, including the Premises interior and exterior walls, roof and common areas, and the equipment whether used exclusively for the Premises or in common with other premises, in good condition and repair, provided, however, Lessor shall not be obligated to paint, repair or replace wall coverings, or to repair or replace any improvements that are not ordinarily a part of the Building or are above then Building standards. Except as provided in paragraph 9.5, there shall be no abatement of rent or liability of Lessee on account of any Injury or Interference with Lessee's business with respect to any improvements, alterations or repairs made by Lessor to the Office Building Project or any part thereof. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

7.2	Lessee's Obligations.  Notwithstanding Lessor's obligation to keep the Premises in good condition and repair, Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Lessee shall be responsible for the cost of painting, repairing or replacing wall coverings and to repair or replace any Premises improvements that are not ordinarily a part of the Building or that are above then Building standards. Lessor may, at its option upon reasonable notice elect to have Lessee perform any particular such maintenance or repairs the cost of which is otherwise Lessee's responsibility hereunder.
	(b) On the last day of the term hereof, or on any sooner termination. Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Lessee. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Except as otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall, paneling, ceilings and plumbing on the Premises and in good operating condition.

7.3	Alterations and Additions.	Lessee shall not without Lessor's
prior written consent make any alterations, improvements, additions, Utility Installations or repairs in, on or about the Premises, or the Office Building Project. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment. At the expiration of the term, Lessor may require the removal of any or all of said alterations, improvements, additions or Utility Installations, and the restoration of the Premises and the Office Building Project to their prior condition, at Lessee's expense. Should Lessor permit Lessee to make its own alterations, improvements, additions or Utility Installations. Lessee shall use only such contractor as has been expressly approved by Lessor, and Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to Insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, or use a contractor not expressly approval by Lessor, Lessor may, at any time during the term of this Lease require that Lessee remove any part or all of the same.

	(b)	Any alterations, improvements, additions or Utility
Installations in or about the Premises or the Office Building Project that Lessee shall desire to make shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent to Lessee's making such alteration, improvement, addition or Utility Installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Lessor prior to the commencement of the work, and compliance by Lessee with all conditions of said permit in a prompt and expeditious manner.

	(c)	Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, the Building or the Office Building Project, or any interest therein.

	(d)	Lessee sha11 give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises by Lessee, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse Judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, the Building or the Office Building Project, upon the condition that If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys' fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest so to do.

	(e)	All alterations, improvements, additions and Utility
Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made to the Premises by Lessee, including but not limited to, floor coverings, panelings, doors, drapes, built-ins, moldings, sound attenuation, and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done In a good and workmanlike manner and of good and sufficient quality and materials shall be the properly of Lessor and remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor require their removal pursuant to paragraph 7.3(a). Provided Lessee is not In default, notwithstanding the provisions of this paragraph 7.3(e), Lessee's personal properly and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

	(f)	Lessee shall provide Lessor with as-built plans and
specifications for any alterations, improvements, additions or Utility Installations.

7.4	Utility Additions.  Lessor reserves the right to Install new or additional utility facilities throughout the Office Building Project for the benefit of Lessor or Lessee, or any other lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, communication systems, and fire protection and detection systems, so long as such Installations do not unreasonably Interfere with Lessee's use of the Premises.

8.	Insurance; Indemnity.

8.1	Liability Insurance-Lessee.  Lessee shall, at Lessee's expense, obtain and keep In force during the term of this Lease a policy of Comprehensive General Liability insurance utilizing an Insurance Services Office standard form in an amount of not less than $1,000,000 per occurrence of bodily Injury and property damage combined and shall insure Lessee with Lessor as an additional Insured against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

8.2	Liability Insurance-Lessor.  Lessor shall obtain and keep In force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Broad Form Property Damage insurance, plus coverage against such other risks Lessor deems advisable from time to time, insuring Lessor, but not Lessee, against liability arising out of the ownership, use, occupancy or maintenance of the Office Building Project In an amount not less than $5,000.000.00 per occurrence.

8.3	Property insurance-Lessee.  Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease for the benefit of Lessee, replacement cost fire and extended coverage Insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage endorsements, in an amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time of all of Lessee's personal property, fixtures, equipment and tenant Improvements.

8.4	Property Insurance-Lessor.  Lessor shall obtain and keep In force during the term of this Lease a policy or policies of Insurance covering loss or damage to the Office Building Project Improvements, but not Lessee's personal property, fixtures, equipment or tenant Improvements, In the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form, or equivalent, providing protection against all perils Included within the classification of fire, extended coverage, vandalism, malicious mischief, plate glass, and such other perils as Lessor deems advisable or may be required by a lender having a lien on the Office Building Project. In addition. Lessor shall obtain and keep In force, during the term of this Lease, a policy of rental value Insurance covering a period of one year, with loss payable to Lessor, which Insurance shall also cover all Operating Expenses for said period. Lessee will not be named in any such policies carried by Lessor and shall have no right to any proceeds therefrom. The policies required by these paragraphs 8.2 and 8.4 shall contain such deductibles as Lessor or the aforesaid lender may determine.
 In the event that the Premises shall suffer an Insured loss as defined in paragraph 9.10 hereof, the deductible amounts under the applicable Insurance policies shall be deemed an Operating Expense. Lessee shall not do or permit to be done anything which shall invalidate the Insurance policies carried by Lessor. Lessee shall pay the entirety of any increase in the property Insurance premium nor the Office Building Project over what it was Immediately prior to the commencement of the term of this Lease If the Increase is specified by Lessor's Insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

8.5	Insurance Policies.  Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.l or certificates evidencing the existence and amounts of such Insurance within seven (7) days after the Commencement Date of this Lease. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals thereof.

8.6	Waiver of Subrogation.  Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other, for direct or consequential loss or damage arising out of or Incident to the perils covered by property insurance carried by such party, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. If necessary all property Insurance policies required under this Lease shall be endorsed to so provide.

8.7	Indemnity Lessee shall Indemnity and hold harmless Lessor and its agents, Lessor's master or ground lessor, partners and lenders, from and against any and all claims for damage to the person or property of anyone or any entity arising from Lessee's use of the Office Building Project, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee In or about the Premises or elsewhere and shall further Indemnity and hold harmless Lessor from and against any and all Claims, Costs and expenses arising from any breach or default In the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, employees, or invitees, and from and against all costs, attorney's fees, expenses and liabilities Incurred by Lessor as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and In dealing reasonably therewith, Including but not limited to the defense or pursuit of any claim or any action or proceeding involved, therein; and In case any action or proceeding be brought against Lessor by reason of any such matter, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee In such defense. Lessor need not have first paid any such claim In order to be so indemnified. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or Injury to persons, In, upon or about the Office Building Project arising from any cause and Lessee hereby waives all claims In respect thereof against Lessor.

8.8	Exemption of Lessor from Liability.  Lessee hereby agrees that
Lessor shall not be liable for Injury to Lessee's business or any loss of Income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, Customers, or any other person In or about the Premises or the Office Building Project, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees. agents or contractors, whether such damage or injury Is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or Injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources Of places, or from new construction or the repair, alteration or improvement of any part of the Office Building Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or Injury or the means of repairing the same is inaccessible, Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Office Building Project, nor from the failure of Lessor to enforce the provisions of any other lease of any other lessee of the Office Building Project.

8.9	No Representation of Adequate Coverage.  Lessor makes no
representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee's property or obligations under this Lease.

9.	Damage or Destruction.

9.1	Definitions.

	(a)	"Premises Damage" shall mean if the Premises are damaged or
destroyed to any extent.

	(b)	"Premises Building Partial Damage" shall mean if the
Building of which the Premises are a part 13 damaged or destroyed to the extent that the cost to repair Is less than fifty percent (60%) of the then Replacement Cost of the building.

	(c)	"Premises Building Total Destruction" shall mean if the
Building of which the Premises are a part Is damaged or destroyed to the extent that the Cost to repair 13 fifty percent (50%) or more of the then Replacement Cost of the Building.

	(d)	"Office Building Project Buildings" shall mean all of the
buildings on the Office Building  Project site.

	(e)	"Office Building Project Buildings Total Destruction" shall
mean If the Office Building Project Buildings are damaged or destroyed to the extent that the cost of repair Is fifty percent (50%) or more of the then Replacement Cost of the Office Building Project Buildings.

	(f)	"Insured Loss" shall mean damage or destruction which was
caused by an event required to be covered by the Insurance described in paragraph 5. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

	(g)	"Replacement Cost" shall mean the amount of money necessary
to be spent In order to repair or rebuild the damaged area to the condition that existed Immediately prior to the damage occurring, excluding all Improvements made by lessees, other then those Installed by Lessor at Lessee's expense.

9.2 Premises Damage; Premises Building Partial Damage.

	(a)	Insured Loss: Subject to the provisions of paragraphs 9,4 and
9.5, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either
Premises Damage or Premises Building Partial Damage, then Lessor shall, as soon as reasonably possible and to the extent the required materials and labor are readily available through usual commercial channels, at
Lessor's expense,	repair such damage (but not Lessee's fixtures,
equipment or tenant improvements originally paid for by Lessee) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect

	(b)	Uninsured Loss: Subject to the provisions of paragraphs 9.4
and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from making any substantial use of the Premises. Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of Such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage

9.3 Promises Building Total Destruction; Office Building Project Total Destruction. Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, which falls Into the classifications of either (I) Premises Building Total Destruction, or (11) Office Building Project Total Destruction, then Lessor may at Lessor's option either (I) repair such damage or destruction as soon as reasonably possible at Lessor's expense (to the extent the required materials are readily available through usual commercial channels) to Its condition existing at the time of the damage, but not Lessee's fixtures, equipment or tenant Improvements, and this Lease shall continue in full force and effect, or
(II) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

9.4	Damage Near End of Term.

	(a)	Subject to paragraph 9.4(b), if at any time during the last
twelve (12) months of the term of this Lease there Is substantial damage to the Premises, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

	(b)	Notwithstanding paragraph 9.4(a), in the even that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it Is to be exercised at all no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Damage during the last twelve (12) months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant Improvements, as soon as reasonably possible and this Lease shall continue In full force and effect. If Lessee fails to exercise such option during said twenty (20) day period then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period notwithstanding any term or provision in the grant of option to the contrary.

9.5	Abatement of Rent; Lessor's Remedies.

	(a)	In the event Lessor repairs or restores the Building or
Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Lessee's Share of Operating Expense Increase) for the period during which such damage, repair or restoration Continues shall be abated, provided (1) the damage was not the result of the negligence of Lessee, and (2) such abatement shall only be to the extent the operation and profitability of Lessee's business as operated from the Premises is adversely affected. Except for said abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

	(b)	If Lessor shall be obligated to repair or restore the
Premises or the Building under the provisions of this Paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such occurrence, or if Lessor shall not complete the restoration and repair within six (6) months after such occurrence. Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration.
 In such event this Lease shall terminate as of the date of such notice.

	(c)	Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, Including but not limited to the approval and/or execution of plans and specifications required.

9.6 Termination-Advance Payments. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, In addition return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

9.7	Waiver.  Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10.	Real Property Taxes.

10.1	Payment of Taxes.  Lessor shall pay the real properly tax, as defined in paragraph 10.3, applicable to the Office Building Project subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2.

10.2	Additional Improvements.  Lessee shall not be responsible for paying any increase in real property tax specified In the tax assessor's records and work sheets as being caused by additional improvements placed upon the Office Building Project by other lessees or by Lessor for the exclusive enjoyment of any other lessee. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4,2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee of at Lessee's request.

10.3	Definition of "Real Property Tax" As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than Inheritance, personal income or estate taxes) Imposed on the Office Building Project or any portion thereof by any authority having the direct or Indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof. as against any legal or equitable interest of Lessor in the Office Building Project or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Office Building Project. The term "real property tax" shall also include any tax, fee levy, assessment or charge (I) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove Included within the definition of "real properly tax" or (II) the nature of which was hereinbefore included within the definition of "real property tax:' or (III) which is imposed for a service on but not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a change in ownership, as defined by applicable local statutes for property tax purposes, of the Office Building Project or which is added to a tax or charge hereinbefore included within the definition of real property lax by reason of such change of ownership, or (v) which is Imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof

10.4	Joint Assessment If the improvements or properly the taxes for which are to be paid separately by Lessee under paragraph 10 2 or 10 5 are not separately assessed, Lessee's portion of that tax shall be equitably determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other Information (which may include the cost of construction) as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

10.5	Personal Property Taxes.

	(a)	Lessee shall pay prior to delinquency all taxes assessed
against and levied upon trade fixtures, furnishings, equipment and all other personal properly of Lessee contained In the Premises or elsewhere.

	(b)	If any of Lessee's said personal property shall be assessed
with Lessor's real properly, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. Utilities.

11.1	Services provided by Lessor.  Lessor shall provide heating,
ventilation, air conditioning, and janitorial service as reasonably required able amounts of electricity for normal lighting and office ATM machines, water for reasonable and normal drinking and lavatory use, and replacement light bulbs and/or fluorescent tubes and ballasts for standard overhead fixtures.

11.2	Services Exclusive to Lessee.  Lessee shall pay for all water. gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay at Lessor's option, either Lessee's Share or p reasonable proportion to be determined by Lessor of all charges jointly metered with other premises In the Building.

11.3	Hours of Service.  Said services and utilities shall be provided during generally accepted business days and hours or such other days or hours as may hereafter be set forth. Utilities and services required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof.

11.4	Excess Usage by Lessee, Lessee shall not make connection to the utilities except by or through existing outlets and shall not install of use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the Office Building Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessor may, in its sole discretion, install at Lessee's expense supplemental equipment and/or separate metering applicable to Lessee's excess usage or loading,

11.5	Interruptions.  There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdowns accident, repair or other cause beyond Lessor's reasonable control or In cooperation with governmental request or directions.

12. Assignment and Subletting. 	See Paragraph 56

12.1	Lessor's Consent Required.  Lessee shall not voluntarily or by operation of law assign, transfer. mortgage, sublet. or otherwise transfer or encumber all or any part of Lessee's interest In the Lease or In the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder In a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material default and breach of this Lease without the need for notice to Lessee under paragraph 13.1."Transfer" within the meaning of this paragraph 112 shall include the transfer or transfers aggregating: (a) if Lessee Is a corporation, more than twenty-five percent (25%) of the voting stock of such corporation or (b) if Lessee is a partnership, more than twenty-five percent (25%) of the profit and loss participation In such partnership.

12.2	Lessee Affiliate.  Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or Is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate"; provided that before such assignment shall be effective, (a) said assignee shall assume, in full, the obligations of Lessee under this Lease and (b) Lessor shall be given written notice of such assignment and assumption. Any such assignment shall not, In any way, affect or limit the liability of Lessee under the terms of this Lease even if alter such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

12.3	Terms and Conditions Applicable to Assignment and Subletting.
Regardless of Lessor's consent, no assignment or subletting shall release Lessee of Lessee'3 obligations hereunder or alter the primary liability of Lessee to pay the rent and other Sums due Lessor hereunder including Lessee's Share of Operating Expense Increase, and to perform all other obligations to be performed by Lessee hereunder.

	(b)	Lessor may accept rent from any person other than Lessee
pending approval or disapproval of such assignment.

	(c)	Neither a delay In the approval or disapproval of such
assignment or subletting, nor the acceptance of rent, shall constitute a waiver or Lessor's right to exercise Its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease.

	(d)	If Lessee's obligations under this Lease have been guaranteed by third parties, then an assignment or sublease and Lessor's consent thereto shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

	(e)	The consent by Lessor to any assignment or subletting shall
not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee, However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease: however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Lessee or sublessee under this Lease or such sublease.

	(f)	In the event of any default under this Lease, Lessor may
proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, Including the sublettee, without first exhausting Lessor's remedies against any other person or entity responsible therefore to Lessor, or any security held by Lessor or Lessee.

	(g)	Lessor's written consent to any assignment or subletting of
the Premises by Lessee shall not constitute an acknowledgement that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

	(h)	The discovery of the fact that any financial statement relied upon by Lessor in giving its consent to an assignment or subletting was materially false shall at Lessor's election, render Lessor's said consent null and void.

12.4	Additional Terms and Conditions Applicable to Subletting.
Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

	(a)	Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore of hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease provided, however, that until a default shall occur In the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment Of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby Irrevocably authorizes and directs any such subleases, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublease shall have the right to rely upon any such statement and request from Lessor and that such sublessee shall pay such rents to Lessor without any obligation or right to Inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said subleases or Lessor for any such rents so paid by said sublessee to Lessor,

	(b)	No sublease entered Into by Lessee shall be effective unless and until it has been approved In writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublessee as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublease shall, by reason of entering Into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or Inconsistent with provisions contained In a sublease to which Lessor has expressly consented In writing.

	(c)	In the event Lessee shall default In the performance of Its
obligations under this Lease, Lessor at Its option and, without any obligation to do so, may require any sublessee to attorn to Lessor, In which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such subleases to Lessee or for any other prior defaults of Lessee under such sublease.

	(d)	No sublessee shall further assign or sublet all or any part
of the Premises without Lessor's prior written consent.

	(e)	With respect to any subletting to which Lessor has consented,
Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within three (3) days after service of said notice of default upon such sublessee, and the subleases shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

12.5	Lessee's Expenses.  In the event Lessee shall assign or sublet the
Premises or request the consent of Lessor to any assignment or subletting or If Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable costs and expenses incurred In connection therewith, Including attorneys:
architects: engineers' or other consultants' fees.

12.6	Conditions to Consent. Lessor reserves the right to condition any approval to assign or sublet upon Lessor's determination that (a) the proposed assignee or sublessee shall conduct a business on the Premises of a quality substantially equal to that of and consistent with the general character of the other occupants of the Office Building Project and not In violation of any exclusives or rights then hold by other tenants, and (b) the proposed assignee or sublets to at least as financially responsible as Lessee was expected to be at the time of the execution of this Lease or of such assignment or subletting, whichever Is greater.

13.	Default; Remedies

13.1	Default. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

	(a)	The vacation or abandonment of the Premises without payment
of rent by Lessee.

	(b)	The breach by Lessee of any of the covenants, conditions or
provisions of paragraphs 7.3(a), (b) or (d) (alterations), 12.1
(assignment or subletting), 13.1(a) (vacation or abandonment), 13.1(e) (insolvency), 13.1(f) (false statement), 16(a) (estoppel certificate), 30(b) (subordination), 33 (auctions), or 41.1 (easements), all of which are hereby deemed to be material, non-curable defaults without the necessity of any notice by Lessor to Lessee thereof.

	(c)	The failure by Lessee to make any payment of rent or any
other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph. The failure by Lessee to observe or perform any of the covenants. conditions or provisions of this Lease to be observed or performed by Lessee other than those referenced in subparagraphs (b) and (c), above. where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee: provided. however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

	(d)	(I) The making by Lessee of any general arrangement or
general assignment for the benefit of creditors: (ii) Lessee becoming a "debtor" as defined in 11 U.S.C. 101 or any successor statute thereto (unless, in the case of, a petition filed against Lessee. the same is dismissed within sixty (60) days (III) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's Interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(e) is contrary to any applicable law, such provision shall be of no force-or effect.

	(e)	The discovery by Lessor that any financial statement given to
Lessor by Lessee, or its successor in interest or by any guarantor of Lessee's obligation hereunder, was materially false.

13.2	Remedies.  In the event of any material default or breach of this lease by Lessee. Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

	(a)	Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender Possession of the Premises to Lessor, In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering Possession of the Premises; expenses of retailing, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease.

	(b)	Maintain Lessee's right to possession in which Case this
Lease shall continue in effect whether or not Lessee shall have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, Including the right to recover the rent as it becomes due hereunder.

	(c)	Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

13.3	Default by Lessor.  Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation ' provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default If Lessor commences performance within such 30-day period and thereafter diligently pursues the same to completion.

13.4	Late Charges.  Lessee hereby acknowledges that late payment by
Lessee to Lessor of Base Rent, Lessee's Share of Operating Expense Increase or other Sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to 83certain. Such Costs include, but are not limited to processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, Operating Expense Increase. or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount. nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14.	Condemnation.  If the Premises or any portion thereof or the Office
Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the Office Building Project are taken by such condemnation as would substantially and adversely affect the operation and profitability of Lessee's business conducted from the Premises, Lessee shall have the option, to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or In the absence of such notice, within thirty (30) days after the condemning authority shall have taken Possession, to terminate this Lease as of the date the condemning authority takes such possession, If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent and Lessee's Share of Operating Expense Increase shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common
Areas taken shall be excluded from the Common Areas Usable by Lessee and no reduction of rent shall occur with respect thereto or by reason thereof, Lessor shall have the option In its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Lessee of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any Dart of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution In value of the leasehold or for the taking of the fee, or as severance damages, provided, however that Lessee shall be entitled to any separate award for loss of or damage to Lessee's trade fixtures, removable personal properly and unamortized tenant improvements that have been paid for by Lessee. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this Lease Is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor In connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15.	Broker's Fees

	(a)	The brokers involved in this transaction are Dan Mitchell,
Voit as "listing broker" and     Brian Doner Daum  as "Cooperating
broker," licensed real estate broker(s). A "cooperating broker" is defined as any broker other than the listing broker entitled to a share of any commission arising under this Lease. Upon execution of this Lease by both parties, Lessor shall pay to said brokers jointly, or In such separate shares as they may mutually designate In writing, a fee as set forth in a separate agreement between Lessor and said broker(s), for brokerage services rendered by said broker(s) to Lessor In this transaction.

16.	Estoppel Certificate.

	(a)	Each party (as "responding party") shall at any time upon not less than ten (10) days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (I), certifying that this Lease is unmodified and in full force and effect (or, it modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, it any, and (ii) acknowledges that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying Such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project or of the business of Lessee.

	(b)	At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (I) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults In the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

	(c)	If Lessor desires 10 finance, refinance, or sell the Office
Building Project, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth,

17.	Lessor's Liability.  The term "Lessor" as Used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee's interest in a ground lease of the Office Building Project, and except as expressly provided in paragraph 15, In the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers (hen the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an Interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership

18.	Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

19.	Interest on Past-due Obligations.  Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law or judgments from the date due.
 Payment of such interest shall not excuse or cure any default by Lessee under this Lease: provided, however, that Interest shall not be payable on late charges Incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20.	Time of Essence.  Time is of the essence with respect to the obligations to be performed under this Lease.

2I.	Additional Rent All monetary obligations of Lessee to Lessor under the terms of this Lease, Including but not limited to Lessee's Share of Operating Expense Increase and any other expenses payable by Lessee hereunder shall be deemed to be rent.

22.	Incorporation of Prior Agreements; Amendments.  This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated In this Lease, Lessee hereby acknowledges that neither the real estate broker listed In paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Office Building Project and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations In effect during the term of this Lease.

23.	Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently gives if delivered or addressed to Lessee or to Lessor at the address noted below or adjacent to the signature of the respective parties, as the case may be.
 Mailed notices shall be deemed given upon actual receipt at the address required or forty-eight hours following deposit In the mall, postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24.	Waivers. No waiver by Lessor of an provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provisions Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

26.	Holding Over.  If Lessee, with Lessor's consent, remains in
possession of the Premises or any part thereof after the expiration of the term hereof such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the rent payable shall be one-hundred twenty-five percent (125%) of the rent payable immediately preceding the termination date of this Lease, and all Options, it any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy

27.	Cumulative Remedies.  No remedy or election hereunder shall be deemed exclusive but shall, wherever possible. be cumulative with all other remedies at law or in equity.

28.	Covenants and Conditions.  Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29.	Binding Effect; Choice of Law.  Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, Successors and assigns. This Lease shall be governed by the laws of the State where the Office Building Project 13 located and any litigation concerning this Lease between the parties hereto shall be Initiated In the county In which the Office Building Project Is located.

30.	Subordination.

	(a)	This Lease, and any Option or right of first refusal granted hereby, at Lessor's option, shall be subordinate to any ground lease, Mortgage deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals. modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee 13 not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to Its terms.
If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease. and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

	(b)	Lessee agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and In Lessee's name, place and stead, to execute such documents In accordance with this paragraph 30(b).

31.	Attorneys' Fees

31.1	If either party or the broker(s) named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal thereon, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued to decision or judgment. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

31.2	The attorneys' fee award shall not be computed In accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably Incurred In good faith.

31.3	Lessor shall be entitled to reasonable attorneys' fees and all other costs and expenses Incurred In the preparation and service of notice of default and consultations In connection therewith, whether or not a legal transaction Is subsequently commenced In connection with such default

32.	Lessor's Access

32.1	Lessor and Lessor's agents shall have the right to enter the
Premise any services required of Lessor showing the same to prospective purchasers, lenders, or lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Lessor may reasonably deem necessary or desirable and the erecting, using, and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee's use of the Premises. Lessor may at any time place on or about the Building any ordinary A For Sale signs and Lessor may at any time during the last 120 days of the term hereof place on any ordinary "For Lease".

32.2	All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

32 3	Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and safes, -and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forcible or unlawful entry or detainer of the Premises or an eviction, Lessee waives any charges for damages or injuries or interference with Lessee's Property or business in connection therewith.


33.	Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

34.	Signs. Lessee shall not place any sign upon the Premises or the
Office Building Project without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Office
Building Project.

35.	Merger.  The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof. or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all Of such subtenancies.

36.	Consents. Except for paragraphs 33 (auctions) and 34 (signs)
hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withhold or delayed.

37.	Guarantor.  In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38.	Quiet Possession.  Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the office Building Project.

39.	Options.

39.1	Definition.  As Used in this paragraph the word "Option" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option of right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Office Building Project or other property of Lessor or the right of first other to lease other space within the Office Building Project or other property of Lessor; (3) the right or option to Purchase the Premises or the Office Building Project, or the right of first refusal to purchase the Premises or the Office Building Project or the right of first offer to purchase the Premises or the Office Building Project, or the right or option to purchase other property of Lessor. or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

39.2	Options Personal.  Each Option granted to Lessee -in this Lease is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does 50 without the Intent of thereafter assigning this Lease or subletting the Promises or any portion thereof, and may not be exercised or be assigned, voluntarily or Involuntarily, by or to any person or entity other than Lessee; provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined In paragraph 12.2 of this Lease. The Options, If any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner either by reservation or otherwise.

39.3	Multiple Options.  In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

39.4	Effect of Default on Options.

	(a)	Lessee shall have no right to exercise an Option,
notwithstanding any provision in the grant of Option to the contrary, (1) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(c) or 13.1(d) and continuing until the noncompliance alleged in said notice of default 13 cured, or (if) during the period of time commencing on the day after a monetary obligation to Lessor Is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation 13 paid, or (111) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, during the 12 month period of time Immediately prior to the time that Lessee attempts to exercise the subject Option, (iv) It Lessee has committed any non-curable breach, Including without limitation those described in Paragraph 13.1(b), or is otherwise In default of any of the terms, covenants or conditions of this Lease.

	(b)	The period of time within which an Option may be exercised
shall not be extended or enlarged by reason of Lessee's Inability to exercise an Option because of the provisions of paragraph 39.4(a). I

	(c)	All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (I) Lessee falls to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee falls to commence to cure a default specified in paragraph 13.1(d) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee falls thereafter to diligently prosecute said cure to completion, or (iii)
Lessor gives to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13,1(d), whether or not the defaults are cured, or
(iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms. covenants and conditions of this Lease. 40.Security Measures-Lessor's Reservations.

40.1	Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building Project. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties, Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Office Building Project or any part thereof. in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b),

40.2	Lessor shall have the following rights:

	(a)	To change the name, address or title of the Office Building
Project or building in which the Promises are located upon not less than 90 days prior written notice; Provided Landlord reimburses Tenant for all stationary or related costs, Unless such change was due to government notice or zoning requirements.

	(b)	To, at Lessee's expense, provide and initial Building
standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate;

	(c)	To permit any lessee the exclusive right to conduct any
business as long as such exclusive does not conflict with any rights expressly given herein:

	(d)	To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on pole signs In the Common Areas:
However, Lessor should be prohibited from interfering with the Lessee's rights of ingress and egress or that of its business licensees or visibility of the premises.

40.3 Lessee shall not

	(b)	Suffer or permit anyone, except In emergency, to go upon the roof of the Building.

41.	Easements

41.1	Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

41.2	The obstruction of Lessee's view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties shall in no way affect this Lease or Impose any liability upon Lessor.

42.	Performance Under Protest.  If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute Suit for recovery of such sum. If It shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as It was not legally required to pay under the provisions of this Lease.

43.	Authority. If Lessee is a corporation, trust, general or limited partnership, Lessee, and each individual executing this Lease on behalf of said entity. If Lessee Is a corporation, entity represent and warrant that such individual is duly authorized to execute and (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory trust or partnership, Lessee shall, within this Lease deliver this Lease to Lessor.

44.	Conflict.  Any conflict between the printed provisions, Exhibits or Addenda of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

45.	No Offer.  Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to Lessee to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by both parties.

46.	Lender Modification.  Lessee agrees to make such reasonable
modifications to this Lease as may be reasonably required by an institutional lender in connection with the obtaining of normal financing or refinancing of the Office Building Project.

47.	Multiple Parties.  If more than one person or entity Is named as either Lessor or Lessee herein, except as otherwise expressly provided herein, the obligations of the Lessor or Lessee herein shall be the joint and several responsibility of all persons or entitles named herein as such Lessor or Lessee, respectively.


	LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME

	THIS LEASE IS EXECUTED. THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

	IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY. LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

	LESSOR					LESSEE

	Fujita Investors of California			Orange National
Bank

EXHIBIT A



ADDENDUM TO THE LEASE AGREEMENT BY AND BETWEEN
FUJITA INVESTORS OF CALIFORNIA (LESSOR) AND ORANGE NATIONAL BANK
(LESSEE)
			DATED:	July 17,1997

	50.	OCCUPANCY:
	Lessee shall have the right to occupancy of the premises free of rent on October 1, 1 997 or upon substantial completion of the tenant improvements, subject to all other terms and conditions of this Lease. Commencement for the monthly base rent shall be January 1, 1998.

	51.	TENANT IMPROVEMENTS:
	Lessor shall provide a total allowance of up to $118,600 based upon 4,744 useable square feet, (hereinafter 'Improvement Allowance'), for any and all Lessee improvement costs, including, but not limited to, space planning, design and architectural fees, construction drawings, mechanical and electrical engineering, permits and other fees, plan check and construction of Lessee's improvements in the Premises, and/or building signage, vault, ATM and night depository. If tenant improvement allowance is used for construction/installation of any vault, ATM, and/or night depository, then such items shall be deemed Lessor's property upon expiration of Lessee's occupancy. The Improvement Allowance shall not be utilized for real property improvement items (i.e. furniture, removable fixtures, computers, phone systems and related equipment and cabling). All costs in excess of said Improvement Allowance and all costs incurred by Lessor as a result of Lessee's additions or modifications to said mutually approved construction drawings shall be paid by Lessee. The contractors, consultants and construction contract for such construction work shall be subject to the parties' prior written approval, which approval shall not be unreasonably withheld or delayed, and Lessor, shall be the contracting party thereunder. In the event that Lessee, at any time, becomes the contracting party, or a contractor is selected that has not been previously used by Lessor, then Lessor reserves the right to charge a construction supervision fee which shall be calculated by multiplying
 .03 by the total amount of the construction contract.

	Lessee and Lessor hereby agree that Lessee is leasing the Premises in an 'as is, where is' condition. Except for this Paragraph 51 and the Improvement Allowance provided herein, and the provisions provided for in Paragraph 6.2 and 6.3 of the Lease, Lessor shall have no obligation whatsoever to modify, construct, or otherwise alter the Premises or the Office Building Project for Lessee's occupancy, other than removing the existing computer floor/equipment and drywall covering the perimeter windows.

	Lessee shall utilize the Lessor's Building standard or equivalent pursuant to Lessor's approval; ceiling grid, lights, hardware, locksets, doors and window coverings for the Premises. Attached as Exhibit 'A' is a preliminary space plan prepared by Lessee's architect for the improvements to Lessee's Premises, which shall be mutually approved by Lessee and Lessor prior to the commencement of construction drawings.

	Lessee's space plans and working drawings shall not conflict with the building codes for the City of Orange, or with any other applicable governmental law or regulation, or with applicable insurance regulations. All space plans and working drawings shall be in a form satisfactory to appropriate governmental authorities responsible for issuing permits and licenses required for construction.

	Lessee shall competitively bid the project to at least three (3) general contractors. Lessor may name a fourth (4th) general contractor, subject to Lessor's prior approval of said general contractor.

	Prior to any contractor entering the Building, said contractors shall provide Lessor with a waiver of any and all mechanic and lien rights, and the contractors shall name Lessor as additional insured in its liability policy (which shall be for not less than $1,000,000 per occurrence) and in Lessee's workmen's compensation insurance policy.

	All contractors shall schedule all work and deliveries through Lessor, and shall comply with all construction regulations reasonably established by Lessor for the Building. All contractor and subcontractors shall park and load in designated areas only, and shall protect the Building, its Common Areas, and Lessor's property (i.e. carpeting, walls, tile, finishes, etc.). In no event shall any construction personnel enter other tenant offices without prior approval from Lessor. The general contractor shall provide construction dumpsters per Lessor's direction.

			The term 'Completion', as used in the Lease, is hereby defined to mean the date the building department of the municipality having jurisdiction of the Premises shall have made a final inspection of Lessee's Improvements, or recordation of a Notice Completion, or Lessee's occupancy of the Premises, whichever shall occur first.

52. ATM:
Upon Lessor's review and approval of location, such approval shall not be unreasonably withheld, Lessee shall be granted the right to install up to one (1) automated transaction machines (ATM) at the building.

	53.	DIRECTORY BOARD:
	Lessor, at Lessor's sole cost and expense, shall furnish Lessee with space on the building directory board(s) in the north and south lobby areas of the building.

	54.	SIGNAGE:
	Lessee, at Lessee's sole cost and expense, shall have the right to install 'eyebrow' sign(s) on the building. The location of the 'eyebrow' signage shall be over the fourth floor windows (in the glass line of parapet), no lower than the top of the window line of the fourth floor in the upper left corner facing the orange (57) Freeway and on the front of the building facing Katella over the branch, between the first and second floors. Lessor shall allow Lessee to install individual eyebrow letters of not less than 24" in height. The fourth floor sign shall be illuminated, the final design and size of said sign(s) shall be mutually agreed upon by Lessee and Lessor, and shall meet all applicable city and building codes. Lessee shall be responsible for all installation, maintenance and ultimate removal costs of such sign(s).

	55.	UTILITIES / HVAC:
	Building operation hours are 7:00 a.m. to 6:00 p.m. Monday through Friday, and 7:00 a.m. to 1:00 p.m. on Saturday. After hours heating, ventilating and air conditioning is available upon Lessee's 24 hour written request. Any after hours use is to be billed at cost or approximately $35.00 per hour

	56.	SUBLEASE/ASSIGNMENT:
	In the event and on the condition that Lessee has timely performed each and every, all and singular of the terms, covenants, and conditions of this Lease on Lessee's part to be performed, and subject to all provisions in paragraphs 2 of the Lease, Lessee shall have the right to sublease or assign all or any portion of the space to any subsidiary or affiliate company without Lessor's approval. A sublease or assignment to any unrelated party shall require the Lessor's approval, which approval shall not be unreasonable withheld. Lessee shall have the right to retain fifty percent (50%) of any profits which may be realized for the sublease or assignment.

	57.	PARKING:
	Lessee shall have the right to twelve (1 2) stalls marked 'Orange National Bank', from the 19 allotted parking stalls, as outlined in Vehicle Parking paragraph 2.2 of the lease, at no charge for the initial term of this Lease at a location to be mutually agreed upon. Further reserved spaces are subject to availability and at a charge specified in paragraph 2.2.2 of the Lease. A location map of these reserved bank stalls shall be attached to the lease documents as Exhibit 'E'.

	58.	MONUMENT SIGN:
	In the event the design of a new monument sign is approved and adequate for multiple listing, then Lessor shall provide Lessee at Lessee's sole cost and expense, non-exclusive signage on the monument in the front of the project. Subject to building occupancy and availability, Lessee shall have the right to have their name listed first on the monument sign.

	59.	OPTION TO EXTEND:
	In the event and on the condition that Lessee has timely performed each and every, all and singular of the terms, covenants, and conditions of this Lease on Lessee's part to be performed, then Lessor hereby grants to Lessee the option to extend the term of this Lease for two (2) consecutive five (5) year periods commencing when the prior term expires upon each and all of the following terms and conditions: Lessee give to Lessor, and Lessor actually receives, on a date which is prior to the date that option period would commence (if exercised) by at least four
(4) months and not more that seven (7) months, a written notice of the exercise of the option to extend this Lease for said additional term, time being of the essence. If said notification of the exercise of said option is not so given and received, this option shall automatically expire. All of the terms and conditions of this Lease except where specifically modified by this option shall apply. The initial base rent for the option period shall be ninety-five percent (95%) of the prevailing market rate at the time of commencement of the option period, for comparable office space within the general market area.

	The term 'fair market rental rate' as used in this Addendum shall mean the annual amount per rentable square foot, projected during the relevant period, that a willing, comparable, non-equity tenant
(excluding sublease and assignment transactions) would pay, and willing, comparable landlord of a comparable quality office building located in the Anaheim Stadium area ('Comparison Area') would accept, at arm's length (what Lessor is accepting in current transactions for the building may be considered), for space comparable in size, quality and floor height as the lease area at issue taking into account the age, quality and layout of the existing improvements in the leased area at issue and taking in account items that professional real estate brokers customarily consider, including but not limited to, rental rates, office space availability, tenant size, tenant improvement allowances, operating expenses and allowance, parking charges and any other lease economics than being considered by Lessor or the lessors of such similar office buildings.

	Lessor's determination of fair market rental rate shall be delivered to Lessee in writing not later than thirty (30) days following Lessor's receipt of Lessee's Extension Notice. Lessee will have thirty
(30) days ('Lessee's Review Period') after receipt of Lessor's notice of the fair market rental rate within which to accept such fair market rental rate or to object thereto in writing. Lessee's failure to object to the fair market rental rate submitted by Lessor in writing within Lessee's Review Period will conclusively be deemed Lessee's approval and acceptance thereof. if Lessee objects to the fair market rental rate submitted by Lessor within Lessee's Review Period, then Lessor and lessee will attempt in good faith to agree upon such fair market rental rate using their best good faith efforts. if Lessor and Lessee fail to reach agreement on such fair market rental rate with fifteen (15) days following the expiration of Lessee's Review Period (the 'Outside Agreement Date'), then each party's determination will be submitted to appraisal in accordance with the provisions below.

	(i)	Lessor and Lessee shall each appoint one independent,
unaffiliated appraiser who shall by profession be a real estate broker who has been active over the five (5) year period ending on the date of such appointment in the leasing of mid-rise office space in the Comparison Area. Each such appraiser will be appointed within thirty
(30) days after the Outside Agreement Date.

	(ii)	The two (2) appraisers so appointed will within fifteen (15)
days of the date of the appointment of the last appointed appraiser agree upon and appoint a third appraiser who shall be qualified under the same criteria set forth herein above for qualification of the initial two (2) appraisers.

	(iii)	The determination of the appraisers shall be limited solely
to the issue of whether Lessor's or Lessee's last proposed (as of the Outside Agreement Date) new Base Rent for the Premises is the closest to the actual new Base Rent for the Premises as determined by the appraisers, taking into account the requirements of Paragraph and this Paragraph (e) regarding same.

	(iv)	The three (3) appraisers shall within thirty (30) days of
the appointment of the third appraiser reach a decision as to whether the parties shall use Lessor's or Lessee's submitted new Base Rent, and shall notify Lessor and Lessee thereof.

	(v)	The decision of the majority of the three (3) appraisers
shall be binding upon Lessor and Lessee. The cost of each party's appraiser shall be the responsibility of the party selecting such appraiser, and the cost of the third appraiser (or arbitration, if necessary) shall be shared equally by Lessor and Lessee.

	(vi)	If either Lessor or Lessee fails to appoint an appraiser
within the time period in paragraph (e) (1) herein above, the appraiser appointed by one of them shall reach a decision, notify Lessor and Lessee thereof and such appraiser's decision shall be binding upon Lessor and Lessee.

	(vii)	In the event that new Base Rent is not established prior to
end of the initial Term of the Lease, the Base Rent immediately payable at the commencement of the Option Term shall be the Base Rent payable in the immediately preceding month. Notwithstanding the above, once the fair market rental is determined in accordance with this section, the parties shall settle any overpayment or underpayment on the next Base
Rent payment date falling not less than thirty (30) days after such determination.

	60.	HAZARDOUS MATERIALS:
	To the best of Lessor knowledge and without investigation, the building is absent of the presence of hazardous materials. Lessor and Lessor's successors will not hold Lessee or Lessee's assignees responsible for any environmental damage which is not attributable to Lessee or lessee's invitees use, occupancy or presence at the leased premises.

	61.	CLEANING SERVICES:
	Lessor, at Lessor's expense, shall provide during the entire term of the Lease and any option periods janitorial service to the Premises five (5) days per week befitting similar office building. Such service shall be after normal business hours and in accordance with Exhibit 'D'
- Cleaning Schedule. Should Lessee desire to hire a service of their own for the branch, Lessor shall provide Lessee with an allowance to employ a service.

	62.	STRUCTURAL/LATENT DEFECT:
	Lessor, at Lessor's sole cost and expense, shall be responsible for repair of any and al I structural and/or latent defects in the Building over the terms of the lease and the Extension Period, and if such repair is required by the appropriate government agency or is necessary for the continuance of Lessee's operation.

	63.	AMERICAN'S WITH DISABILITIES ACT OF 1990:
	If compelled to do so by appropriate government agency, Lessor shall be responsible for any and all changes to the building or demised premises required by the Americans with Disabilities Act, unless such charges are required because of improvements or alterations made to the demised premises by Lessee after Lessor's initial construction or is required as a consequence of an act or use by Lessee not permitted under this Lease.

	64.	EXCLUSIVITY:
	Lessor shall not lease space within the 1800 West Katella Avenue, Orange property to any banking institution that would operate a bank branch or ATM machine.

	65.	TOTAL SQUARE FEET:
	For the purposes of calculating operating expense, 1800 West Katella Avenue, Orange building totals 46,976 square feet.








Page 3 of 3

RULES AND REGULATIONS FOR
STANDARD OFFICE LEASE



	Dated:    July 17, 1997


	By and Between Fujita Investors of California (Lessor) and orange National Bank (Lessee)

GENERAL RULES

1.	Lessee shall not suffer or permit the obstruction of any Common
Areas, Including driveways, walkways and Stairways.

2.	Lessor reserves the right to refuse access to any persons Lessor
In good faith judges to be a threat to the safety, reputation, or property of the Office Building Project and its occupants.


3.	Lessee shall not make or permit any noise or odors that annoy or interfere with other lessees or persons having business within the Office Building Project.


4.	Lessee shall not keep animals or birds within the Office Building
Project, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized forsame.

5.	Lessee shall not make, suffer or permit litter except in
appropriate receptacles for that purpose.

6.	Lessee shall not alter any lock or Install new or additional locks or bolts.  Except as require f or bank use.

7.	Lessee shall be responsible for the Inappropriate Use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

8.	Lessee shall not deface the walls, partitions or other surfaces of the premises or Office Building Project.

9.	Lessee shall not suffer or permit any thing in or around the
Premises or Building that causes excessive vibration or floor loading in any part of the Office Building Project.

10.	Furniture, significant freight and equipment shall be moved into or out of the building only with the Lessor's knowledge and consent, and subject to such reasonable limitations, techniques and timing, as may be designated by Lessor. Lessee shall be responsible for any damage to the Office Building Project arising from any such activity

11.	Lessee shall not employ any service or contractor for services or work to be performed In the Building, except as approved by Lessor.

12.	Lessor reserves the right to close and lock the Building on
Saturdays, Sundays and legal holidays, and on other days between the hours of 6 P.M. and 7 A.M. of the following day. If Lessee uses the Premises during such periods, Lessee shall be responsible for securely locking any doors it may have opened for entry.

13.	Lessee shall return all keys at the termination of its tenancy and shall be responsible for the Cost of replacing any keys that are lost.

14.	No window coverings. shades or awnings shall be Installed or used by Lessee.  Except as provided in Exhibit "A".

15.	No Lessee, employees or invitee shall go upon the roof of the
Building, without Lessor's prior consent.

16.	Lessee shall not suffer or permit smoking or carrying lot lighted cigars or cigarettes in areas reasonably designated by Lessor or by applicable governmental agencies as nonsmoking areas.

17.	Lessee shall not use any method of heating or air conditioning other than as provided by Lessor.

18.	Lessee shall not Install, maintain or operate any vending machines upon the Premises without Lessor's written consent.

19.	The Promises shall not be used for lodging or manufacturing, cooking or food preparation.  Except microwave oven cooking.

20.	Lessee shall comply with all safety, fire protection and
evacuation regulations established by Lessor or any applicable governmental agency

21.	Lessor reserves the right to waive any one of these rules or regulations, and/or as to any particular Lessee, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Lessee.

22.	Lessee assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.

23.	Lessor reserves the right to make such other reasonable rules and regulations as It may from time to time deem necessary for the appropriate operation and safety of the Office Building Project and its occupants. Lessee agrees to abide by these and such rules and regulations.

PARKING RULES

1.	Parking areas shall be used only for parking by vehicles no longer than full size, passenger automobile herein called "Permitted Size Vehicles" Vehicles other than Permitted Size Vehicles are herein referred to as "oversized Vehicles"

2.	Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked In areas other than those designated by Lessor for such activities.

3.	Parking stickers or Identification devices shall be the property of Lessor and be returned to Lessor by the holder thereof upon termination of the holder's parking privileges. Lessee will pay such replacement charge as is reasonably established by Lessor for the loss of such devices.

4.	Lessor reserves the right to refuse the sale of monthly
Identification devices to any person or entity that willfully refuses to comply with the applicable rules, regulations, laws and/or agreements.

5.	Lessor reserves the right to relocate all or a part of parking spaces from floor to floor, within one floor, and/or to reasonably adjacent Offsite locations, and to reasonably allocate them between compact and standard size spaces, as long as the same complies with applicable laws, ordinances and regulations. Lessee's reserved stalls shall remain unaffected.

6.	Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.

7.	Unless otherwise Instructed, every person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, Injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

8.	Validation, If established. will be permissible only by such method or methods as Lessor and/or its licensee may establish at rates generally applicable to visitor parking.

9.	The maintenance. washing, waxing or cleaning of vehicles in the parking structure or Common Areas is prohibited.

10.	Lessee shall be responsible for seeing that all of its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements.

11.	Lessor reserves the right to modify these rules and/or adopt such other reasonable and non discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.

12.	Such parking use as Is herein provided is intended merely as a license only and no bailment is Intended or shall be created hereby.


			EXHIBIT B

PAGE 1 OF I PAGES
EXHIBIT 10.7

SHOPPING CENTER LEASE


Name of Center          ORANGE CREST PLAZA

1.	PARTIES.  This Lease, dated as of this 29th day of September 1989, is made by and between Orange Newport Associates (herein called
"Landlord") and Orange National Bank (herein called "Tenant").

2.	PREMISES.  Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord that certain space (herein called "Premises"), containing approximately 3,300 square feet of floor area. The location of said Premises are delineated on Exhibit "A" attached hereto and incorporated by reference herein. Said Premises are located in the City of Orange, County of Orange, State of California. This Lease is subject to the terms, covenants and conditions herein set forth and the Tenant covenants as a material part of the consideration for this Lease to keep and perform each and ll. of said terms, covenants and conditions by it to be kept and performed.

3.	USE.     Tenant shall use the Premises for a financial institution
and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord.

MINIMUM RENT.

4.A.	Tenant agrees to pay to Landlord as Minimum Rent, without notice or demand, the monthly sum of Six Thousand Three Hundred Sixty-Nine Dollars and 00/100 ($6,369.00) Dollars, in advance, on or before the first day of each and every successive calendar month during the term hereof, except the first month's rent shall be paid upon the execution hereof.

	Rent for any period which is for less than one (1) month shall be a prorated portion of the monthly installment herein based upon a thirty
(30) day month. Said rental shall be paid to Landlord, without deduction or offset, in lawful money of the United States of America and at such place as Landlord may from time to time designate in writing.

4.B.	THE MINIMUM RENTAL as set forth in 4(A) above shall be increased if the Consumer Price Index - Los Angeles - Anaheim - Riverside - All Urban Consumers (Index) as published by the United States Department of Labor's Bureau of Labor Statistics, increases over the base period Index. The base period Index shall be the Index for the calendar month which is four months prior to the month in which rentals commence. The base period
Index shall be compared with the Index for the same calendar month for each subsequent year (comparison month). If the Index for any comparison month is higher than the base period Index, then the minimum rental for the next year shall be increased by the identical percentage commencing with the next rental commencement month. In no event shall the Minimum Rental be less than that set forth in 4(A) above. (By way of illustration only, if Tenant commenced paying rent in June of 1977, then the base period Index is that for February, 1977 (assume 176-3) and that Index shall be compared to the Index for February, 1978 (assume 185.8), and because the Index for February 1978 is 5.39% higher, the minimum rental commencing June, 1978, shall be 5.39% higher; likewise the Index for February, 1979 shall be compared with the Index for February 1978).

	Should the Bureau discontinue the publication of the above Index, or publish same less frequently, or alter same in some other manner, then Landlord shall adopt a substitute index or substitute procedure which reasonably reflects and monitors consumer prices. However, in no event shall said increase be greater than eight (8%) percent, nor less than four (4%) percent per year.

5.	TERM.  The lease term shall be Fifteen (15) Years from the date rent commences. The parties hereto acknowledge that certain obligations under various articles hereof may commence prior to the lease term, i.e., construction, hold harmless, liability insurance, etc.; and the parties agree to be bound by these articles prior to commencement of the lease term.

6.	SECURITY DEPOSIT.  Concurrently with Tenant's execution of this
Lease, Tenant has deposited with Landlord a sum equivalent to the first two months rent. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant during the term hereof.
 If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a default under this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within ten (10) days following expiration of the Lease term. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest.

7.	ADDITIONAL CHARGES.

7.B.	Adjustments

	In addition to the Minimum Rent provided in Article 4 hereinabove, and commencing at the same time as any rental commences under this Lease Tenant shall pay to Landlord the following items, herein called
Adjustments:

	(a)	All real estate taxes and insurance premiums on the Premises, including land, building and improvements thereon. Said real estate taxes shall include all real estate taxes and assessments that are levied upon and/or assessed against the Premises, including any taxes which may be levied on rents. Said insurance shall include all insurance premiums for fire, extended coverage, liability, and any other insurance that Landlord deems necessary on the Premises. Said taxes and insurance premiums for purpose of this provision shall be reasonably apportioned in accordance with the total floor area of the Premises as it relates to the total floor area of the Shopping Center which is from time to time completed as of the first day of each calendar quarter.

	(b)	That percentage of the total cost of the following items as
Tenant's total floor area bears to the total floor area of the Shopping Center which is from time to time completed as of the first day of each calendar quarter.

		(i)	All real estate taxes, including assessments, all
insurance costs, and all costs to maintain, repair and replace common areas, roofs, parking lots, exterior walls, sidewalks, driveways, lighting and other areas used in common by the tenants of the Shopping Center.

		(ii)	All costs to supervise and administer said common
areas, parking lots, sidewalks, driveways and other areas used in common by the tenants or occupants of the Shopping Center. Said costs shall include such fees as may be paid to a third party in connection with same and shall in any event include a fee to Landlord to supervise and administer same in an amount equal to ten (10%) percent of the total adjustments.

		(iii)	Any parking charges, utilities surcharges, or any other
costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by any governmental authority in connection with the use or occupancy of the premises or the parking facilities serving the premises.
 Upon commencement of rental Landlord shall submit to Tenant a statement of the anticipated monthly Adjustments for the period between such commencement and the following January and Tenant shall pay these Adjustments on a monthly basis concurrently with the payment of the Rent.
 Tenant shall continue to make said monthly payments until notified by Landlord of a change thereof. By April 1 of each year Landlord shall endeavor to give Tenant a statement showing the total Adjustments for the Shopping Center for the prior calendar year and Tenant's allocable share thereof, prorated from the commencement of rental. In the event the total of the monthly payments which Tenant has made for the prior calendar year be less than the Tenant's actual share of such Adjustments then Tenant shall pay the difference in a lump sum within ten days after receipt of such statement from Landlord and shall concurrently pay the difference in monthly payments made in the then calendar year and the amount of monthly payments which are then calculated as monthly
Adjustments based on the prior year's experience. Any over-payment by Tenant shall be credited towards the monthly Adjustments next coming due.
 The actual Adjustments for the prior year shall be used for purposes of calculating the anticipated monthly Adjustments for the then current year with actual determination of such Adjustments after each calendar year as above provided. Landlord shall estimate the annual cost for repairs and replacements that will occur to common areas in the future (resurface parking lot, paint exterior of buildings, roof, sidewalk and parking lot replacement, etc.). Reserves will be established each year to cover the large repairs and maintenance to be done in the future and paid for in the current year adjustments. Tenant shall immediately pay any increase due over the estimated Adjustments previously paid and, conversely, any overpayment shall be rebated by Landlord to Tenant. Failure of Landlord to submit statements as called for herein shall not be deemed to be a waiver of Tenant's requirement to pay sums as herein provided.

USES PROHIBITED. Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which is not within the permitted use of the premises which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering said Building or any part thereof or any of its contents.
Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose; nor shall Tenant cause, maintain or permit any nuisance in ' on or about the Premises. Tenant shall not commit or allow to be committed any waste in or upon the Premises.

1.	COMPLIANCE WITH THE LAW.  Tenant shall not use the Premises, or permit anything to be done in or about the Premises, which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated.
 Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar bodies now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises, excluding structural charges not related to or affected by Tenant's improvements or acts. The judgement of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between the Landlord and Tenant.

2.	ALTERATIONS AND ADDITIONS.  Tenant shall not make or allow to be made any alterations, additions or improvements to or of the premises or any part thereof without first obtaining the written consent of Landlord and any alterations, additions or improvements to or of said Premises, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures, shall at once become a part of the realty and belong to the Landlord and shall be surrendered with the Premises. In the event Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense. Upon the expiration or sooner termination of the term hereof, Tenant shall, upon written demand by Landlord, given at least thirty (30) days prior to the end of the term, at Tenant's sole cost and expense, forthwith and with all due diligence, remove any alterations, additions or improvements made by Tenant, designated by Landlord to be removed, and Tenant shall, forthwith and with all due diligence, at its sole cost and expense, repair any damage to the premises caused by such removal.

3.	REPAIRS.

ll.A. By entry hereunder, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair (except as hereinafter provided with respect to Landlord's obligations) including without limitation, the maintenance, replacement and repair of any storefront, doors, window casements, glazing, plumbing, pipes, electrical wiring and conduits, heating and air-conditioning system (when there is an air-conditioning system). Tenant shall obtain a service contract for repairs and maintenance of said system, said maintenance contract to conform to the requirements under the warranty, if any, on said system. Tenant shall, upon the expiration or sooner termination of this Lease hereof, surrender the Premises to the Landlord in good condition, broom clean, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted. Any damage to adjacent premises caused by Tenant's use of the Premises shall be repaired at the sole cost and expense of Tenant.

	11. B. Landlord shall not be liable for any failure to make repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in
Article 25 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

4.	LIENS.  Tenant shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. Landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1 & 1/2) times the estimated cost of any improvements, additions or alterations in the Premises which the Tenant desires to make, to insure Landlord against any liability for mechanics' and materialmen' liens and to insure completion of the work.

5.	ASSIGNMENT AND SUBLETTING.  Tenant shall not either voluntarily, or by operation of law, assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the said Premises or any part thereof, or any right or privilege appurtenant thereto, or allow any other person (the employees, agents, servants, and invitees of Tenant excepted) to occupy or use the said Premises, or any portion thereof, without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld. A consent to one assignment, subletting, occupation or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Consent to any such assignment or subletting shall in no way relieve Tenant of any liability under this Lease. Any such assignment or subletting shall in no way relieve Tenant of any liability under this Lease. Any such assignment or subletting without such consent shall be void, and shall, at the option of the Landlord, constitute a default under the terms of this Lease.

	In the event that Landlord shall consent to a sublease or assignment hereunder, Tenant shall pay Landlord reasonable fees, not to exceed One Hundred and no/100ths ($100.00) Dollars, incurred in connection with the processing of documents necessary to giving of such consent plus any legal fees incurred by Landlord.

6.	HOLD HARMLESS.  Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Premises or from the conduct of its business or from any activity, work, or other things done, permitted or suffered by the Tenant in or about the Premises, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, or any officer, agent, employee, guest or invitee of Tenant, and from all costs, attorney's fees, and liabilities incurred in or about the defense of any such claim or any action or proceeding brought thereon and in case any action or proceeding be brought against Landlord by reason of such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises, from any cause other than Landlord's negligence; and Tenant hereby waives all claims in respect thereof against Landlord. Tenant shall give prompt notice to Landlord in case of casualty or accidents in the Premises.

	Landlord or its agents shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence of Landlord, its agents, servants or employees. Landlord or its agents shall not be liable for interference with the light, air or for any latent defect in the Premises.

7.	SUBROGATION.  As long as their respective insurers so permit,
Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall apply to their insurers to obtain said waivers. Each party shall obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver.

8.	LIABILITY INSURANCE.  Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in the amount of not less than $300,000.00 for injury or death of one person in any one accident or occurrence and in the amount of not less than $500,000.00 for injury or death of more than one person in any one accident or occurrence. Such insurance shall further insure Landlord and Tenant against liability for property damage of at lease $50,000.00. The limit of any such insurance shall not, however, limit the liability of the Tenant hereunder. Tenant may provide this insurance under a blanket policy, provided that said insurance shall have a Landlord's protective liability endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Insurance required hereunder shall be in companies rated A B+ or better in "Best's Key Rating Guide." Tenant shall deliver to Landlord, prior to right of entry, copies of policies of liability insurance required herein or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No policy shall be cancelable or subject to reduction of coverage. All such policies shall be written as primary policies not contributing with and not in excess of coverage which Landlord may carry.

9.	UTILITIES.  Tenant shall pay for all water, gas, heat, light, power, sewer charges, telephone service and all other services and utilities supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion to be determined by Landlord of all charges jointly metered with other premises.

10.	PERSONAL PROPERTY TAXES.  Tenant shall pay, or cause to be paid, before delinquency any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures, and any other personal property located in the Premises. In the event any or all of the Tenant's leasehold improvements, equipment, furniture, fixtures and other personal property shall be assessed and taxed with the real property, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

11.	RULES AND REGULATIONS.  Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time promulgate and/or modify. The rules and regulations shall be binding upon the Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any said rules and regulations by any other tenants or occupants.

12.	HOLDING OVER.  If Tenant remains in possession of the Premises or any part thereof after the expiration of the term hereof with the express written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in the amount of the last Monthly Minimum Rent, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month to month tenancy.

13.	ENTRY BY LANDLORD.  Landlord reserves, and shall at any and all times have, the right to enter the Premises to inspect the same, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility, to repair the Premises and any portion of the Building of which the Premises are a part that Landlord may deem necessary or desirable, without abatement of rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be unreasonably blocked thereby, and further providing that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenant's property and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

14.	TENANT'S DEFAULT.  The occurrence of any one or more of the
following events shall constitute a default and breach of this Lease by Tenant.

	22.A. The vacating or abandonment of the Premises by Tenant.

22.B. The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof by Landlord to Tenant.

22.C. The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Tenant, other than described in Article 22.B. above, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

22.D.	The making by Tenant of any general assignment or general
arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days; or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

15.	REMEDIES IN DEFAULT.  In the event of any such default or breach by
Tenant, Landlord may at any time thereafter, in his sole discretion, with or without notice or demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach:

23.A.	Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises; reasonable attorney's fees; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent and other charges and Adjustments called for herein for the balance of the term after the time of such award exceeds the amount of such loss for the same period that Tenant proves could be reasonably ,avoided; and that portion of any leasing commission paid by Landlord and applicable to the unexpired term of this Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the maximum legal rate; or

	23.B. Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent and any other charges and Adjustments as may become due hereunder; or

	23.C. Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the State in which the Premises are located.

24.	DEFAULT BY IANDLORD.  Landlord shall not be in default unless
Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance then Landlord shall not be in default if Landlord commences performance within such thirty
(30) day period and thereafter diligently prosecutes the same to completion. In no event shall Tenant have the right to terminate this Lease as a result of Landlord's default and Tenant's remedies shall be limited to damages and/or an injunction.

25.	RECONSTRUCTION.  In the event the Premises are damaged by fire or other perils covered by extended coverage insurance, Landlord agrees to forthwith repair same, and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of the Minimum Rent from the date of damage and while such repairs are being made, such proportionate reduction to be based upon the extent to which the damage and making of such repairs shall reasonably interfere with the business carried on by the Tenant in the Premises. If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of rent.

	In the event the Premises are damaged as a result. of any cause other than the perils covered by fire and extended coverage insurance, then Landlord shall forthwith repair the same, provided the extent of the destruction be less than ten (10%) percent of the then full replacement cost then Landlord shall have the option; (1) to repair or restore such damage, this Lease continuing in full force and effect, but the Minimum Rent to be proportionately reduced as hereinabove in this Article provided; or (2) give notice to Tenant at any time within sixty (60) days after such damage, terminating this Lease as of the date specified in such notice, which date shall be no more than thirty (30) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the Minimum Rent, reduced by a proportionate reduction, based upon the extent, if any, to which such damage interfered with the business carried on by the Tenant in the Premises, shall be paid up to date of said such termination.

	Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Article occurs during the last twenty-four months of the term of this Lease or any extension thereof.

	Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any leasehold improvements, fixtures or other personal property of Tenant.

1.	EMINENT DOMAIN.  If more than twenty-five (25%) percent of the
Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, within sixty (60) days after said taking, to terminate this Lease upon thirty (30) days written notice. If either less than or more than 25% of the Premises are taken (and neither party elects to terminate as herein provided), the Minimum Rent thereafter to be paid shall be equitably reduced. If any part of the Shopping Center other than the Premises may be so taken or appropriated, Landlord shall within sixty (60) days of said taking have the right at its option to terminate this Lease upon written notice to Tenant. In the event of any taking or appropriation whatsoever, Landlord shall be entitled to any and all awards and/or settlements which may be given and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease.

2.	PARKING AND COMMON AREAS.  Landlord covenants that upon completion of the Shopping Center an area approximately equal to the common and parking areas as shown on the attached Exhibit "All shall be at all times available for the non-exclusive use of Tenant during the full term of this Lease or any extension of the term hereof, provided that the condemnation or other taking by any public authority, or sale in lieu of condemnation, of any or all of such common and parking areas shall not constitute a violation of this covenant. Landlord reserves the right to change the entrances, exits, traffic lanes and the boundaries and locations of such parking area or areas.

27.A. Prior to the date of Tenant's opening for business in the Premises, Landlord shall cause said common and parking area or areas to be graded, surfaced, marked and landscaped at no expense to Tenant.

27.B. The Landlord shall keep said automobile parking and common areas in a neat, clean and orderly condition and shall repair any damage to the facilities thereof, but all expenses in connection with said automobile parking and common areas shall be charged and prorated in the manner as set forth in Article 7 hereof.

27.C. Tenant, for the use and benefit of Tenant, its agents, employees, customers, licensees and sub-tenants, shall have the nonexclusive right in common with Landlord, and other present and future owners, tenants and their agents, employees, customers, licensees and sub-tenants, to use said common and parking areas during the entire term of this Lease, or any extension thereof, for ingress and egress, and automobile parking.

27.D. The Tenant, in the use of said common and parking areas, agrees to comply with such reasonable rules, regulations and charges for parking as the Landlord may adopt from time to time for the orderly and proper operation of said common and parking areas. Such rules may include but shall not be limited to the following: (1) The restricting of employee parking to a limited, designated area or areas; and (2) the regulation of the removal, storage and disposal of Tenant's refuse and other rubbish at the sole cost and expense of Tenant.

3.	SIGNS.  The Tenant may affix and maintain upon the glass panes and supports of the show windows and within twelve (12) inches of any window and upon the exterior walls of the Premises only such signs, advertising placards, names, insignia, trademarks and descriptive material as shall have first received the written approval of the Landlord as to type, size, color, location, copy nature and display qualities. Anything to the contrary in this Lease notwithstanding, Tenant shall not affix any sign to the roof. Tenant shall, however, erect one sign on the front of the Premises not later than the date Tenant opens for business, in accordance with a design to be prepared by Tenant and approved in writing by Landlord.

4.	DISPLAYS.  The Tenant may not display or sell merchandise or allow grocery carts or other similar devices within the control of Tenant to be stored or to remain outside the defined exterior walls and permanent doorways of the Premises. Tenant further agrees not to install any exterior lighting, amplifiers or similar devices or use in or about the Premises any advertising medium which may be heard or seen outside the Premises, such as flashing lights, searchlights, loudspeakers, phonographs or radio broadcasts.

5.	AUCTIONS.  Tenant shall not conduct or permit to be conducted any sale by auction in, upon or from the Premises whether said auction be voluntary, involuntary, pursuant to any assignment for the payment of creditors or pursuant to any bankruptcy or other insolvency proceeding.

6.	HOURS OF BUSINESS.  Subject to the provisions of Article 25 hereof,
Tenant shall continuously during the entire term hereof conduct and carry on Tenant's business in the Premises and shall keep the Premises open for business and cause Tenant's business to be conducted therein during the usual business hours of each and every business day as is customary for businesses of like character in the city in which the Premises are located to be open for business; provided, however, that this provision shall not apply if the Premises should be closed and the business of Tenant temporarily discontinued therein on account of strikes, lockouts or similar causes beyond the reasonable control of Tenant. Tenant shall keep the Premises adequately stocked with merchandise, and with sufficient sales personnel to care for the patronage, and to conduct said business in accordance with sound business practice.

In the event of breach by the Tenant of any of the conditions contained in this Article, the Landlord shall have, in addition to any and all remedies herein provided, the right at its option to collect not only the Minimum Rent herein provided, but additional rent at the rate of one-thirtieth (1/30) of the Minimum Rent herein provided for each and every day that the Tenant shall fail to conduct its business as herein provided; said additional rent shall be deemed to be in lieu of any percentage rent that might have been earned during such period of the Tenant's failure to conduct its business as herein provided.

7.	MERCHANT'S ASSOCIATION.  If a majority of tenants in the Shopping
Center shall determine that it is in the best interests of the Shopping Center, Tenant will become a member of, and participate fully in, and remain in good standing in the Merchants' Association (as soon as the same has been formed), organized for tenants occupying premises in the Shopping Center, and Tenant will abide by the regulations of such Association. Each member tenant shall have one (1) vote, and the Landlord shall also have one (1) vote in the operation of said Association. The objects of such Association shall be to encourage its members to deal fairly and courteously with their customers to encourage ethical business practices, and to assist the business of the tenants by sales promotion and centerwide advertising. The tenant agrees to pay minimum dues to the Merchant's Association, provided however, that in no event shall the dues paid by Tenant in any fiscal year of said Association be in excess of twenty (.20) cents per square foot of Premises leased to Tenant. Default in payment of dues shall be treated in similar manner to default in rent with like rights of Landlord at its option to the collection thereof on behalf of the Merchants' Association.

8.	GENERAL PROVISIONS.
	(i)	Plats and Riders.  Clauses, plats, riders and addendums, if
any, affixed to this Lease are a part hereof.
	(ii)	Waiver.  The waiver by Landlord of any term, covenant, or
condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding default by Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding default at the time of the acceptance of such rent.
	(iii)	Joint Obligation.  If there be more than one Tenant the
obligations hereunder imposed shall be joint and several.
	(iv)	Marginal Headings.  The marginal headings and article titles to the articles of this Lease are not a part of the Lease and shall have no effect upon the construction or interpretation of any part hereof.
	(v)	Time.  Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.
	(vi)	Successors and Assigns.  The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.
	(vii)	Recordation.  Neither Landlord nor Tenant shall record this
Lease, but a short form memorandum hereof may be recorded at the request of the Landlord.
	(viii)	Quiet Possession.  Upon Tenant paying the rent reserved
hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

(ix)	Late Charges.  Tenant hereby acknowledges that late payment
by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any sum due from Tenant shall not be received by Landlord or Landlord's designee within five (5) days after said amount is past due, then Tenant shall pay to Landlord a late charge equal to the maximum amount permitted by law (and in the absence of any governing law, ten percent of such overdue amount), plus any attorney's fees incurred by Landlord by reason of Tenant's failure to pay rent and/or other charges when due hereunder. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

(x)	Prior Agreements.  This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This
Lease shall not be effective or binding on any party until fully executed by both parties hereto.
(ii)Inability to Perform. This Lease and the obligations of the Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Landlord.
(iii)Partial Invalidity. Any provision of this Lease which shall prove to be invalid, void, or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

	(xiii)	Cumulative Remedies.  No remedy or election hereunder shall
be deemed exclusive but shall, whenever possible, be cumulative with all other remedies at law or in equity.

	(xiv)	Choice of Law.  This Lease shall be governed by the laws of
the State in which the Premises are located.

	(xv)	Attorneys' Fees.  In the event of any action or proceeding
brought by either party against the other under this Lease the prevailing party shall be entitled to recover for the fees of its attorneys in such action or proceeding, including costs of appeal, if any, in such amount as the court may adjudge reasonable as attorneys' fees. In addition, should it be necessary for Landlord to employ legal counsel to enforce any of the provisions herein contained, Tenant agrees to pay all attorneys' fees and court costs reasonably incurred.

	(xvi)	Sale of Premises by Landlord. In the event of any sale of the
Premises by Landlord, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

	(xvii)	Subordination, Attornment.  Upon request of the Landlord,
Tenant will in writing subordinate its rights hereunder to the lien of any mortgage or deed of trust, to any bank, insurance company or other lending institution, now or hereafter in force against the Premises, and to all advances made or hereafter to be made upon the security thereof.

	In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease. The provisions of this Article to the contrary notwithstanding, and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect for the full term hereof.

	(xviii)	Notices.  All notices and demands which may or are to
be required or permitted to be given by either party on the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sent by United States Mail, postage prepaid, addressed to the Tenant at the Premises, and to the address hereinbelow, or to such other place as Tenant may from time to time designate in a notice to the Landlord. All notices and demands by the Tenant to the Landlord shall be sent by United States Mail, postage prepaid, addressed to the Landlord at the address set forth herein, and to such other person or place as the Landlord may from time to time designate in a notice to the Tenant.
To Landlord at:   23046 Avenida De La Carlota, Suite 520, Laguna Hills,
CA 92653
To Tenant at:   1201 Katella Avenue, Orange CA 92667

	(xix)	Tenant's Statement.  Tenant shall at any time and from time
to time, upon not less than three days prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed, and (c) setting forth the date of commencement of rents and expiration of the term hereof. Any such statement may be relied upon by the prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

	(xx)	Authority of Tenant.  If Tenant is a corporation, each
individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with the by-laws of said corporation and that this Lease is binding upon said corporation.

34.	Brokers.  Tenant warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease excepting Coldwell Banker Commercial and WM. S. Frantz and Assoc, and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease.
Consult Your Attorney:

If this Lease has been filled in it has been prepared for submission to your attorney for his approval. No representation or recommendation is made as to the legal sufficiency, legal effect, or tax consequences of this Lease.


ORANGE NEWPORT ASSOCIATES			ORANGE NATIONAL BANK


Richard L. Cramer, General Partner				Wayne F. Miller,
President
						               Robert W. Creighton,
Exec. Vice President
(Landlord)						(Tenant)

ADDENDUM TO LEASE DATED SEPTEMBER 29, 1989 BY AND BETWEEN
ORANGE NEWPORT ASSOCIATES, A GENERAL PARTNERSNIP, AS LANDLORD
------------------------------------------------------------------------
--------------

The (ease to which this Addendum is modified in the following particulars only and accept as here and otherwise expressly set forth, the terms and conditions of the Lease attached hereto shall govern the relationship of the parties. To the extent that the provisions hereinafter set forth either add to, modify or contradict any of the terms, provisions, or conditions of a Lease attached hereto, the provisions hereinafter set forth shall prevail.

13.	ASSIGNMENT AND SUBLETTING (Continued):

If Tenant desires at any time to assign this Lease or to sublet the Leased Premises or any portion thereof, Tenant shall submit to LandLord at least sixty (60) days prior to the proposed effective date of the assignment or sublease ("Proposed Effective Date"), in writing: (1) a notice of intention to assign or sublease, setting forth the Proposed Effective Date, which shall be no Less than sixty (60) or more than ninety (90) days after the sending of such notice; (2) the name of the proposed subtenant or assignee; (3) the terms and provisions of the proposed sublease or assignment; and (4) such financial information as Landlord may request concerning the proposed subtenant or assignee. No consent by Landlord to any assignment or subletting by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent, assignment or - subletting. Any permitted assignment or sublease of the Leased Premises shall be subject to and Limited by the restriction on permissible uses of the Leased Premises as set forth in this Lease.

35.	OPTION TO RENEW:

In the event that Tenant is not in breach or default of any of the terms and conditions of this Lease, Tenant shall have the option, for its sole and exclusive use, to extend the original term of this tease for two
(2) five (5) year period(s) (hereinafter "Extended Term") upon the same terms and conditions as herein contained, except that the guaranteed minimum monthly rental payable under Paragraph IV during the first year of the Extended Term shall be the then prevailing "Fair Market" rent for similar premises determined as provided hereinbelow. Should Tenant elect to exercise said option it shall give written notice thereof to Landlord not Less than six (6) months prior to the expiration of the original term or Extended Term hereof.

Thereafter, the parties hereto shall negotiate in good faith to determine the guaranteed minimum monthly rental for the first year of the Extended Term based upon said prevailing rentals, and when so fixed such rental shall be payable in advance on the first day of each and every calendar month of the Extended Term.

Should the parties fail to agree upon the monthly rental for the first year of the Extended Term at Least four months prior to the commencement of the Extended Term, Tenant shall, at Least one hundred twenty (120) days prior to commencement of the Extended Term, appoint one arbitrator and notify Landlord in writing of said appointment and of the name and address of said arbitrator so appointed by it, and Landlord shall also within said time period appoint one arbitrator and notify Tenant in writing of said appointment and of the name and address of said arbitrator so appointed by Landlord. If the two (2) said arbitrators are unable to agree upon the guaranteed minimum monthly rental for the demised premises for the first year of the Extended Term within ten (10) days next following said last mentioned period, then they shall appoint a third arbitrator within ten (10) days and the decision of any two (2) of said three (3) arbitrators shall be final and binding upon the parties hereto.

Should the Tenant fail to appoint its arbitrator or should the original two arbitrators be unable to agree upon such guaranteed minimum monthly rental and also fail to agree on the appointment of a third arbitrator within the time provided, or should they appoint such third arbitrator and any two of the said three arbitrators for any reason be unable, during the sixty (60) days next following the appointment of said third arbitrator, to fix such guaranteed minimum monthly rental, then and in any of said cases, the option to extend shall terminate. The parties shall each bear the cost of the arbitrators selected by them and one-half of the cost of the third arbitrator.

In no event shall the guaranteed minimum monthly rental for the first year of the Extended Term be Less than the monthly rental paid under Paragraph 4A and 48 during the preceding Lease year.

ADDENDUM TO LEASE



4.	MINIMUM RENT: (4A.)

Tenant shall have sixty (60) days from the execution of this lease document to acquire any and al necessary approvals from the City of Orange to build and operate a Financial Institution in said shopping center. Tenant's Minimum Month Rent shall commence sixty (60) days following city approval, sixty (60) days after said sixty (60) day approval period, or when Tenant opens for business, whichever first occurs. Should Tenant fail to have City (60) day approval period and the sixty (60) Tenant shall pay a minimum monthly rent approval after said sixty build out period, then $3,184.50 for an additional sixty (60) days.
 Should Tenant fail to have City approval after the third (3rd) sixty
(60) day period, then this lease all become null and void, and Landlord and Tenant shall have no further obligation as to the terms of this contract. In any event, should the City of Orange approval come within the 3rd sixty-day period, the Tenant shall have sixty days of reduced rental from the date of City approval.

36.	RIGHT TO OPERATE:

During the time the bank is operating a banking institution in the shopping center as shown on the attached Exhibits "C", the Landlord shall not allow or consent to any other national or state chartered bank opening for business in said shopping center. Landlord shall be permitted to place other financial institutions that do not take deposits in the shopping center, such as credit unions, financial companies, and loan production offices.

37.	RIGHT OF FIRST REFUSAL:

Tenant shall have the Right of First Refusal to lease the cleaners space adjacent and contiguous to Tenant's leased Premises.

38.	DESIGNATED PARKING:

Landlord shall designate the parking surrounding Tenant's leased
Premises as twenty (20) minute parking as shown on the attached Exhibit
"D".

39.	CONDITION OF LEASED PREMISES:

Tenant agrees that Tenant is leasing space in its "as is" condition. Landlord shall have the right to reasonably approve Tenant's Tenant Improvement work.

EXHIBIT 10.8


1.	Basic Provisions ("Basic Provisions").  July 25, 1997 is made by

1.1	Parties: This Lease ("Lease'), dated for reference purposes only, and between First American Trust Company, Trustee of the Pauline Ravera Trust and Orange National Bank, a National Banking Association
(collectively the 'Parties," or individually a 'Party").

1.2	(a) Premises: That certain portion of the Building, including all improvements therein or to be provided by Lessor under the terms of this Lease, commonly known by the street address of 800 Glenneyre County of Orange, State of California, located in the City of Laguna Beach with zip code, as outlined on Exhibit A attached hereto ("Premium"). The 'Building' is that certain building containing the Premises and generally described as (describe briefly the nature of the Building): 800-850 Glenneyre including 2nd floor office and common area bathroom and hallway Approximately 5,893 rentable sq.ft.

In addition to Lessee's rights to use and occupy the Promises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility raceways of the Building or to any other buildings in the Industrial Center. The Premi5es, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "Industrial Center." (Also see Paragraph 2.)

1.2	(b) Parking: 11 unreserved vehicle parking spaces ("Unreserved
Parking Spaces"); and reserved vehicle parking spaces ("Reserved Parking Spaces"). (Also see Paragraph 2.6.) See Exhibit C

1.3	Term: 10 years and 0 months ("Original Term") commencing August 25,
1997 ("Commencement Date") and ending August 24, 2007 ("Expiration
Date"). (Also see Paragraph 3.) See Addendum

1.4	Early Possession: N/A ("Early Possession Date"). (Also see
Paragraphs 3.2 and 3.3.) See addendum paragraph 50

1.5	Base Rent: $ 9,933 per month ("Base Rent"), payable on the 25 day
of each month commencing August 25, 1997 (Also see Paragraph 4.)   See
Addendum Paragraph 51.04. If this box is checked, this Lease provides for the Base Rent to be adjusted per Addendum, attached hereto.

1.6	(a) Bass Rent Paid Upon Execution: $9,933 as Base Rent for the
period August 25 - September 24, 1997

1.6	(b) Lessee's Share of Common Area Operating Expenses: seventy-two percent ( 72 %) ("Lessee's Share") as determined by prorata square footage of the Premises as compared to the total square footage of the Building or other criteria as described in Addendum

1.7	Security Deposit: $N/A("Security Deposit"). (Also see Paragraph
5.)

1.8	Permitted Use:	Financial institution, general office and any
other lawful retail use subject to Paragraph 6.2 ('Permitted Use) (Also see Paragraph 6.)

1.9	Insuring Party. Lessor is the "Insuring Party." (Also see
Paragraph 8.)

1.10	(a) Real Estate Brokers.  The following real estate broker(s)
(collectively, the "Brokers") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):
[XI Matlow-Kennedy Commercial R.E. Serv represents Lessor exclusively ("Lessor's Broker");
XI   Gary Mierau represents Lessee exclusively ('Lessee's Broker"); or
represents both Lessor and Lessee ("Dual Agency"). (Also see Paragraph
15.)

1.10	(b) Payment to Brokers.  Upon the execution of this Lease by both
Parties, Lessor shall pay to said Broker(s) jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Lessor and said Broker(s) (or in the event there is no separate written agreement between Lessor and said Broker(s), the sum of $65,081 ) for brokerage services rendered by said Broker(s) in connection with this transaction.

1.11	Guarantor.  The obligations of the Lessee under this Lease are to be guaranteed by ("Guarantor"). (Also see Paragraph 37.)

1.12	Addenda and Exhibits.  Attached hereto is an Addendum or Addenda consisting of Paragraphs 49 through 59 and Exhibits A through , all of which constitute a part of this Lease.

2.	Promises, Parking and Common Areas.

2.1	Letting.  Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental and/or
Common Area Operating Expenses, is an approximation which Lessor and Lessee agree is reasonable and the rental and Lessee's Share (as defined in Paragraph 1.6(b)) based thereon is not subject to revision whether or not the actual square footage is more or less.

2.2	Condition.  Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, electrical systems, fire sprinkler system, lighting, air conditioning and heating systems and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within thirty (30) days after the Commencement Date, correction of that non-compliance shall be the obligation of the Lessee at the Lessee's sole cost and expense.

2.4	Acceptance of Promises.  Lessee hereby acknowledges: (a) that it has been advised by the Broker(s) to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, seismic and earthquake requirements, and compliance with the Americans with Disabilities Act and applicable zoning, municipal, county, state and federal laws, ordinances and regulations and any covenants or restrictions of record (collectively, 'Applicable Laws') and the present and future suitability of the Premises for Lessee's intended, (b) that Lessee has made such investigation as it deems necessary with reference to such matters, is satisfied with reference thereto, and assumes all responsibility therefore as the same relate to Lessee's occupancy of the Premises and/or the terms of this Lease; and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease.

2.5	As Prior Owner/Occupant.  The warranties made by Lessor in this
Paragraph 2 shall be of no force or effect if immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any noncompliance of the Premises with said warranties.

2.6	Vehicle Parking.  Lessee shall be entitled to use the number of
Unreserved Parking Spaces and Reserved Parking Spaces specified in Paragraph 1.2(b) on those portions of the Common Areas designated from time to time by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called 'Permitted Size .' Vehicles other than Permitted Size Vehicles shall be parked and loaded or unloaded as directed by Lessor in the Rules and Regulations (as defined in Paragraph 40) issued by Lessor. (Also see Paragraph 2.9.)

	(a)	Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, contractors or invitees to be, unloaded, or parked in areas other than those designated by Lessor for such activities.

	(b)	It Lessee permits or allows any of the prohibited activities described in this Paragraph 2.6, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor

(c)	Lessor shall at the Commencement Date of this Lease, provide the parking facilities required by Applicable Law.

2.7	Common Areas - Definition.  The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior bound any line of the Center and interior utility raceways within the Premises that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and other lessees of the Center and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

2.8	Common Areas - Lessee's Rights.  Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

2.9	Common Areas - Rules and Regulations.  Lessor or such other
person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable Rules and Regulations with respect thereto in accordance with Paragraph 401 Lessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Center See Addendum Paragraph 52

2.10	Common Areas - Changes.  Lessor shall have the right, in Lessors sole discretion, from time to time:

	See Add Paragraph 53

	(a)	To make changes to the Common Areas, including, without
limitation, changes in the location, size, shape and number of dry entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways

	(b)	To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available,

	(c)

	(d)	To add improvements to the Common Areas,

	(e)	To use the Common Areas while engaged in making additional
improvements, repairs or alterations to the Center, or any portion thereof, and

	(f)	To do and perform such other acts and make such other
changes in, to or with respect to the Common Areas and Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

3.	Term.

3.1	Term.  The Commencement Date, Expiration Date and Original Term of
this Lease are as specified in Paragraph 1.3.

3.2	Early Possession.  If an Early Possession Date is specified in
Paragraph 1.4 and if Lessee totally or partially occupies the Premises after the Early Possession Date but prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early occupancy. All other terms of this Lease, however, (including but not limited to the obligations to pay Lessee's Share of Common Area Operating Expenses and to carry the insurance required by Paragraph 8) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

3.3	Delay In Possession.  If for any reason Lessor cannot deliver possession of the Premises to Lessee by the Early Possession Date, it one is specified in Paragraph 1.4, or it no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises is not delivered to Lessee within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing to Lessor within ten (10) days after the end of said sixty (60) day period, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect. Except as may be otherwise provided, and regardless of when the Original Term actually commences, it possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, it any, that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to the period during which the Lessee would have otherwise enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of lessee.

4.	Rent.

4.1	Base Rent. Lessee shall pay Base Rent and other rent or charges, as the same may be adjusted from time to time, to Lessor in lawful money of the United States without offset or deduction or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Bass Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee. See Addendum Paragraph 54

4.2	Common Area Operating Expenses.  Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share (as specified in Paragraph 1.6(b)) of all Common Area Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

	(a)	"Common Area Operating Expenses" are defined, for purposes
of this Lease, as all costs incurred by Lessor relating to the ownership and operation of the Center, including, but not limited to, the following: - See Exhibit 'Am
	(i)       The operation, repair and maintenance, in neat,
clean, good order and condition, of the following:
		(aa)	The Common Areas, including parking areas, loading and
unloading areas, trash areas, roadways, sidewalks, walkways, parkways,
driveways, landscaped areas,	striping, bumpers, irrigation systems,
Common Area lighting facilities, fences and gates, steps and Post.

		(bb)     Exterior signs and any tenant directories.
		(cc)     Fire detection and sprinkler systems.

		(ii)	The cost of water, gas, electricity and telephone to
service the Common Areas.
		not to exceed

	(iii)	Trash disposal, property management and security
services

	(iv) Reserves set aside for maintenance and repair of Common Areas.

		(v)	Real Property Taxes (as defined in Paragraph 10.2) to
be paid by Lessor for the Building and the Common Areas under Paragraph
10 hereof.

		(vi)	The cost of the premiums for the insurance policies
maintained by Lessor under Paragraph 8 hereof.

		(vii)	Any deductible portion of an insured loss concerning
the Building or the Common Areas.

		(viii)	Any other services to be provided by Lessor that
are stated elsewhere in this Lease to be a Common Area Operating
Expense.

	(b)	Any Common Area Operating Expenses and Real Property Taxes
that are specifically attributable to the Building or to any other building in the Center or to the operation, repair and maintenance thereof, shall be allocated entirely to the Building or to such other building. However, any Common Area Operating Expenses and Real Property Taxes that are not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equally allocated by Lessor to all buildings in the enter.

	(c)	The inclusion of the improvements, facilities and services
set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation upon Lessor to 90w have said improvements or facilities or to provide those services unless the or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

	(d)	Lessee's Share of Common Area 0perating Expenses shall be
payable by Lessee within ten (10) days after a reasonable detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, or, an amount may be estimated by Lessee of Lessee's Share of Common Area Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate during a 12 month period of the lease term, on the same day as the Base Rent is due hereunder. Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's
Share of the actual Common Area Operating Expenses during the preceding year. If Lessee's payments under this paragraph 4.2(d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be credited the amount of such over payment of Lessee's Share of Common Area Operating Expenses next becoming due. It Lessee's payments under Paragraph 4.2(d) during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficit within ten (10) days after delivery by Lessor to Lessee of said statement.

6.     Use.

6.1	Permitted Use.

	(a)	Lessee shall use and occupy the Premises only for the
Permitted Use set forth in paragraph 1.8, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to the Premises or neighboring premises or properties.

	(b) Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessee's assignees or subtenants, and by prospective assignees and subtenants of Lessee, its assignees and subtenants, for a modification of said Permitted Use, so long as the same will not impair the structural integrity of the improvements on the Premises or in the Building or the mechanical or electrical systems therein, does not conflict with uses by other lessees, is not significantly more burdensome to the Premises or the Building and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. It Lessor elects to withhold such consent, Lessor shall within five (5) business days after such request give a written notification of same, which notice shall include an explanation of Lessors reasonable objections to the change in use.

6.2	Hazardous Substances.

	(a)	Reportable Uses Require Consent.  The term "Hazardous
Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use. manufacture. disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises. is either: (ii) potentially injurious to the public health, safety or welfare, the environment, or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory.
 Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum gasoline, crude oil or any products or by-products thereof Lessee shall not engage in any activity n or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Requirements (as defined in Paragraph 6.3) "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation. possession. storage, use, transportation. or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice. registration or business plan is required to be filed with, any governmental authority, and (iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Laws require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor s prior -consent, but upon notice to Lessor and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself. the public. the Premises and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and. at Lessor's option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

	(b)	Duty to Inform Lessor.  If Lessee knows. or has reasonable
cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises or the Building, other than as previously consented to by Lessor, Lessee shall immediately give Lessor written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to all such documents as may be involved in any Reportable Use involving the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system).

6.3	Lessee's Compliance with Requirements.  Lessee shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply
with all "Applicable	Requirements," which term is used in this Lease
to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about, removal, about the Premises. including soil and groundwater conditions land (iii) the use, generation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Lessee shall, within five (5) days after receipt of Lessors written request, provide Lessor with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Requirements. See Addendum Paragraph 62

6.4	Inspection; Compliance with Law.  Lessor, Lessor's agents,
employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lenders") shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable I Requirements (as defined in Paragraph 6.3), and Lessor shall be entitled to employ experts and/or consultants in connection therewith to advise Lessor with respect to Lessee's activities, including but not limited to Lessee's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease by Lessee or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Lessee, is found to exist or to be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the
case may be, for the costs and expenses of such inspections.   See
Additional Paragraph 55

7.	Maintenance, Repairs, Utility Installations, Trade Fixtures and
Alterations.

7.1	Lessee's Obligations.

	(a)	Subject to the provisions of Paragraphs 2.2 (Condition), 2.3
(Compliance with Covenants, Restrictions and Building Code), 7.2
(Lessor's Ob4igations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connections it within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors. windows, doors, plate glass, and skylights, but excluding any items which are the responsibility of Lessor pursuant to Paragraph 7.2 below. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.- See Addendum paragraph 56

	(b) Lessee shall, at Lessees sole cost and expense, procure and maintain a contract, with copies to Lessor, in customary form and substance for and with a contractor specializing and experienced in the inspection, maintenance and service of the heating, air conditioning and ventilation system for the Premises. However, Lessor reserves the right, upon notice to Lessee, to procure and maintain the contract for the heating, air conditioning and ventilating systems, and if Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the cost thereof.

	(c)	If Lessee fails to perform Lessee's obligations under this
Paragraph 7.1, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises in good order, condition and repair, in accordance with Paragraph. 13.2 below.

7.2	Lessor's Obligations.  Subject to the provisions of Paragraphs 2.2
(Condition), 2.3 (Compliance with Covenants, Restrictions and Building
Code),

4.2	(Common Area Operating Expenses).'6 (Use), 7.1 (Lessee's
Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior fire sprinkler arid/or standpipe and hose (if located in the Common Areas) or other automatic fire extinguishing system including fire alarm and/or smoke detection systems and equipment, fire hydrants, parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the Common Areas and all parts thereof, as well as providing the services for which there is a Common Area Operating Expense pursuant to Paragraph 4.2. Lessor shall not be obligated to paint the exterior or interior surfaces of exterior walls nor shall Lessor be obligated to maintain, repair or replace windows, doors or plate glass of the Premises. Lessee expressly waives the benefit of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Building, Center or Common Areas in good order, condition and repair.

7.3      Utility lnstallations, Trade Fixtures, Alterations.  SEE
ADDENDUM, PARAGRAPH 57

	(a)	Definitions; Consent Required.  The term "Utility
Installations" is used in this Lease to refer to all air lines, power panels, electrical distribution, security, fire protection systems, communications systems, lighting fixtures, heating, ventilating and 3ir conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment which can t)e removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements on the Premises which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures. "Lessee-Owned Alterations and/or 'Utility Installations" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make nor cause to be made any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Promises (excluding the roof) without Lessor's consent but upon notice to Lessor, so long as they are not visible from the outside of the Promises, do not involve puncturing, relocating or removing the roof or any existing walls, or changing or interfering with the fire sprinkler or fire detection systems and the cumulative cost thereof during the term of this Lease as extended does not exceed $2,500.00.

	(b)	Consent.  Any Alterations or Utility Installations that
Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities; (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon; and
(iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and be in compliance with all Applicable Requirements. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may, (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $2,500.00 or more upon Lessee's providing Lessor with a lien and
completion bond in an amount equal to one and one-half times	the
estimated cost of such Alteration or Utility Installation.

	(c)	Lien Protection.  Lessee shall pay when due all claims for
labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on, or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. It Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense, defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-halt times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of Such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in such action it Lessor shall decide it is to its best interest to do so

7.4	Ownership, Removal, Surrender, and Restoration.

	(a)	Ownership.  Subject to Lessor's right to require their
removal and to cause Lessee to become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Installations made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee-Owned Alterations and Utility Installations. Unless otherwise instructed per Subparagraph 7.4(b) hereof, all Lessee-Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon the Premises and be surrendered with the Premises by Lessee.

	(c) Surrender/Restoration. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, clean and tree of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. Ordinary wear and tear shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified herein, the Premises, as surrendered, shall include the Alterations and Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Lessee-Owned Alterations and Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Requirements and/or good practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.	Insurance; Indemnity.

8.1	Payment of Premiums.  The cost of the premiums for the insurance policies maintained by Lessor under this Paragraph 8 shall be a Common Area Operating Expense pursuant to Paragraph 4.2 hereof. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date or Expiration Date.

8.2	Liability Insurance.

	(a)	Carried by Lessee.  Lessee shall obtain aid keep in force
during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee, Lessor and any Lender(s) whose names have been provided to Lessee in writing (as additional insureds) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an 'Additional Insured-Managers or Lessors of Premises" endorsement and contain the "Amendment of the Pollution Exclusion' endorsement for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "Insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

	(b) Carried by Lessor. Lessor shall also maintain liability insurance described in Paragraph 8.2(a) above, in addition to and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein Lessor's insurance shall include the common areas.

8.3      Property Insurance-Building, Improvements and Rental Value.

	(a)	Building and Improvements.  Lessor shall obtain and keep in
force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to any Lender(s), insuring against loss or damage to the Premises. Such insurance shall be for full replacement cost, as the same shall exist from time to time, or the amount required by any Lender(s), but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. Lessee-Owned
Alterations and Utility Installations, Trade Fixtures and Lessee's personal property shall be insured by Lessee pursuant to Paragraph 8.4.
It the coverage is available and commercially appropriate, Lessor's policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Building required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered loss, but not including plate glass insurance. Said policy or policies shall also contain an agreed valuation provision in lieu of any co-insurance clause. waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers or the city nearest to where the Premises are located.

	(b)	Rental Value.  Lessor shall also obtain and keep in force
during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and any Lender(s), insuring the loss of the full rental and other charges payable by all lessees of the Building to Lessor for one year (including all Real Property Taxes, insurance costs, all Common Area Operating Expenses and any scheduled rental increases). Said insurance may provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, Real Property Taxes, insurance premium costs and other expenses, if any, otherwise payable, for the next 12-month period.
 Common Area Operating Expenses shall include any deductible amount in the event of such loss.

	(c)	Adjacent Premises.  Lessee shall pay for any increase in the premiums for the property insurance of the Building and for the Common
Areas or other buildings in the Industrial Center it said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

	(d)	Lessee's improvements.  Since Lessor is the Insuring Party,
Lessor shall not be required to insure Lessee-Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

8.4	Property insurance.  Subject to the requirements of Paragraph 8.5,
Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Trade Fixtures and Lessee-Owned Alterations and Utility installation in, on, or about the Premises similar in coverage to that carried by Lessor as the Insuring Party under Paragraph 8.3(a). Such insurance shall be full replacement cost coverage with a deductible not to exceed $1,000 per occurrence.
The proceeds from any such insurance shall be used by Lessee for the property and the restoration of Trade Fixtures and Lessee-Owned Alterations and Utility Installations. Upon request from Lessor, Lessee shall provide Lessor with written evidence that such insurance is in force.

8.5 Insurance policies. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a A General Policyholders Rating of at least B+, V, or such other rating as may be required by a Lender, as set forth in the most current issue of ABest's Insurance Guide.' Lessee shall not do or permit to be done anything which shall invalidate the insurance policies to in paragraph 8. Lessee shall cause to be delivered to Lessor, within seven (7) days after the earlier of it* Early copies of, or certificates evidencing the existence and amounts of, do insurance required under Paragraph 8.2(a) and 8.4. No such policy shall be cancelable of subject to modification except after thirty (30) days' prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with of renewals or Insurance binders' a rig renewal or Lessor may order such insurance and charge the cost thereof
to Lessee, which amount shall be payable by   to Lessor upon demand.

8.6	Waiver of Subrogation.  Without affecting any other rights or remedies, Lessee and Lessor each hereby and relieve the other, and waive their entire right to recover damages ( in or in tort) against the other, for loss or damage to their property arising out of or to the rights required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. Lessor and Lessee agree to have their respective insurance companies issuing property damage insurance waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

8.8	Exemption of Lessor from Liability.  Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee of Lessor nor from the failure by Lessor to enforce the provisions of any other lease in the Center. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.	Damage or Destruction.

9.1	Definitions.

	(a)	"Premises Partial Damage" shall mean damage or destruction to the Premises. other than Lessee-Owned Alterations and Utility
Installations, the	repair cost of which damage or destruction is less than
fifty percent (50%) of the then Replacement Cost (as defined in Paragraph 9.1(d)) of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction.

	(b)	"Premises Total Destruction" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost of the Premises
(excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction. In addition, damage or destruction to the Building, other than Lessee-Owned
Alterations and Utility Installations and Trade Fixtures of any lessees of the Building, the cost of which damage or destruction is fifty percent (50%) or more of the 'then Replacement Cost (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building) of the Building shall, at the caption of Lessor, be deemed to be Premises Total Destruction.

	(c)	"Insured Loss" shall mean damage or destruction to the
Premises, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a) irrespective of any deductible amounts or coverage limits involved.

	(d)	"Replacement Cost" shall mean the cost to repair or rebuild
the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

	(e) "Hazardous Substance Condition" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

9.2	Premises Partial Damage - Insured Loss.  If Premises Partial Damage
that is an Insured Loss occurs. then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee-Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. In the event, however, that there is a shortage of insurance proceeds and such shortage is due to the fact that, by reason of the unique nature of the improvements in the Premises, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten
(10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, Lessor shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within such ten (10) day period, and if Lessor does not so elect to restore and repair, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party. and the cost of the repair exceeds $50,000,

9.3	Partial Damage - Uninsured Loss.  If Premises Partial Damage that is not an Insured Loss circumstances caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect), Lessor may at Lessor's option, either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice, In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following such commitment from Lessee, In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination. only if the damage or destination is

9.4	Total Destruction. Notwithstanding any other provision hereof, it
Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 9.7.

9.5	Damage Near End of Term.  If at any time during the last six (6)
months of the term of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Promises, then Lessee may preserve this Lease by (a) exercising such option, and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten (10) days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (if) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. It Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate as of the date set forth in the first sentence of this Paragraph 9.5.

9.6	Abatement of Rent-, Lessee's Remedies.

	(a)	In the event of (i) Premises Partial Damage or (ii) Hazardous
Substance Condition for which Lessee is not legally responsible, the Base Rent, Common Area Operating Expenses and other charges, if any, payable by Lessee hereunder for the period during which such damage or condition,
its repair, remediation or restoration	continues, shall be abated in
proportion to the degree to which Lessees use of the Premises is impaired, but not in excess of proceeds from insurance required to be carried under Paragraph 8.3(b). Except for abatement of Base Rent, Common Area Operating Expenses and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair, remediation or restoration.

	(b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after the receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph 9.6 shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Promises, whichever occurs first. See Addendum Paragraph 58

9.8	Termination - Advance Payments.  Upon termination of this Lease pursuant to this Paragraph 9, Lessor shall return to Lessee any advance payment made by Lessee to Lessor and so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

9.9	Waiver of Statutes.  Lessor and Lessee agree that the terms of this
Lease shall govern the effect of any damage to or destruction of the Premises and the Building with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent it is inconsistent herewith.

10.	Real Property Taxes.

10.1	Payment of Taxes.  Lessor shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Industrial Center, and except as otherwise provided in Paragraph 10.3, any such amounts shall be included in the calculation of Common Area Operating Expenses in accordance with the provisions of Paragraph 4.2.

10.2	Real Property Tax Definition.  As used herein, the term "Real Prop"
Taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Industrial Center by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage, or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Industrial Center or any portion thereof, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "Real P Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in Applicable Law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Industrial Center or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common.

10.3	Additional Improvements.  Common Area Operating Expenses shall not include Real Property Taxes specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10.1 hereof, Lessee shall, however, pay to Lessor at the time Common Area Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee's request.

10.4	Joint Assessment.  If the Building is not separately assessed, Real
Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available.
Lessor's reasonable determination thereof, in good faith, shall be conclusive.

10.5	Lessee's Property Taxes.  Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or stored within the Industrial Center. When possible, Lessee shall cause its Lessee-
Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11.	Utilities.  Lessee shall pay directly for all utilities and
services supplied to the Premises, including but not limited to electricity, telephone, security, gas and cleaning of the Premises, together with any taxes thereon. If any such utilities or services are not separately metered to the Premises or separately billed to the Premises, Lessee shall pay to Lessor a reasonable proportion to be determined by Lessor of all such charges jointly metered or billed with other premises in the Building, in the manner and within the time periods set forth in Paragraph 4.2(d).

12.	Assignment and Subletting.

12.1	Lessor's Consent Required.

	(a)	Lessee shall not voluntarily or by operation of law assign,
transfer, mortgage or otherwise transfer or encumber (collectively, 'assign') or subpart of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

	(b)	A change in the control of Lessee shall not constitute an
assignment requiring Lessor's consent.  See Addendum Paragraph 59

(c)	The involvement of Lessee or its assets in any transaction,
or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee as it was represented to Lessor at the time of full execution and delivery of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold its consent.
 "Not Worth of Lessee" for purposes of this Lease shall be the net worth of Lessee (excluding any Guarantors) established under generally accepted accounting principles consistently applied.

	(d)	An assignment or subletting of Lessee's interest in this
Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1, or a non-curable Breach without the necessity of any notice and grace period. It Lessor elects to treat such unconsented to assignment or subletting as a non-curable Breach, Lessor shall have the right to either: (i) terminate this Lease, or (ii) upon thirty (30) days' written notice ("Lessor's Notice"), increase the monthly Base Rent for the Premises to the greater of the then fair market rental value of the Premises, as reasonably determined by Lessor, or one hundred ten percent (110%) of the Base Rent then in effect. Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessors Notice, with any overpayment credited against the next installments) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to the then fair market value as reasonably determined by Lessor (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence, and considering the Premises at its highest and t>est use and in good condition) or one hundred ten percent (110%) of the price previously in effect, (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index t>e determined with reference to the index applicable to the time of such adjustment, and (iii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new rental bears to the Base Rent in effect immediately prior to the adjustment specified in Lessor's Notice.

	(e)	Lessee's remedy for any breach of this Paragraph 12.1 by
Lessor shall be limited to compensatory damages and/or injunctive relief.

12.2	Terms and Conditions Applicable to Assignment and Subletting.

	(a)	Regardless of Lessor's consent, any assignment or subletting shall not (i) be effective without the express written assumption by such assignee or sub4essee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, nor (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due
Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

	(b)	Lessor may accept any rent or performance of Lessee's
obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent for performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

	(c)	The consent of Lessor to any assignment or subletting shall
not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the assignee or sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable under this Lease or the sublease and obtaining their consent, and such action shall not relieve such persons from liability under this Lease or the sublease.

	(d)	In the event of any Default or Breach of Lessee's obligation under this Lease, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of the Lessee's obligations under this Lease, including any subleases, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

	(e)	Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or subleases, including but not limited to the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of processing for consent.
 Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

	(f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or such other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which has specifically consented in writing.

	(g)	The occurrence of a transaction described in Paragraph
12.2(c) shall give Lessor the right (but not the obligation) to require that the Security Deposit be increased by an amount equal to six (6) times the then monthly Base Rent, and Lessor may make the by of the Security a condition to Lessor's consent to such transaction.

12.3	Additional Terms and Conditions Applicable to Subletting.  The
following terms and conditions shall apply to any subletting by Lessee of all or any part of the Promises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

	(a)	Lessee hereby assigns and transfers to Lessor all of
Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of the foregoing provision or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such Sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

	(b)	In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior defaults or breaches of such sublessor under such sublease.

	(c)	Any matter or thing requiring the consent of the sublessor
under a sublease shall also require the consent of Lessor herein.

	(d)	No sublessee under a sublease approved by Lessor shall
further assign or sublet all or any part of the Premises without Lessor's prior written consent.

	(e)	Lessor shall deliver a copy of any notice of Default or
Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period. if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.	Default; Breach; Remedies.

13.1	Default; Breach.  Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), $350.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Lessor may include the cost of such services and costs in said notice as rent due and payable to cure said default. A "Default" by Lessee is defined as a failure by Lessee to observe, comply with or perform any of the terms. covenants. conditions or rules applicable to Lessee under this Lease. A "Breach" by Lessee is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

(b)	Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent, Lessee s Share of Common Area Operating Expenses, or any other monetary payment required to be made by Lessee here under -- the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of ninety (90) days following written notice thereof by or on behalf of Lessor to Lessee.

	(c)	Except as expressly otherwise provided in this Lease the
failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Requirements per Paragraph 6.3. (ii) the inspection, maintenance and service contracts required under Paragraph 7.1 (b),
(iii) the rescission of an unauthorized assignment or subletting per Paragraph 12. 1, (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30,
(vi) the guaranty of the performance of Lessee's obligations under this Lease it required under Paragraphs 1.11 and 37. (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

	(d)	A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof that are to be observed, complied with or performed by Lessee, other than those described in Subparagraphs 13.1 (a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee provided, however, that it the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its curs, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

	(e)	The occurrence of any of the following events: (i) the making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee's becoming a 'debtor' as defined in 11 U.S. Code
Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60)
days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessees interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this Subparagraph 13.1 (e) is contrary to any applicable law, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

	(f)	The discovery by Lessor that any financial statement of
Lessee or of any Guarantor, given to Lessor by Lessee or any Guarantor, was made

	(g)	It the performance of Lessee's obligations under this Lease
is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurances of security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

13.2	Remedies.  It Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its own option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee (as defined in Paragraph 13.1), with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

	(a)	Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco or the Federal Reserve
Bank District in which the Premises are located at the time of award plus one percent (I%). Efforts by Lessor to mitigate damages caused by Lessees Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph 13.2. It termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit for such rent and/or damages. It a notice and grace period required under Subparagraph 13.1
(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by Subparagraph 13.1 (b),(c) or (d). In such case, the applicable grace period under the unlawful detainer statue shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two (2) such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

	(b)	Continue the Lease and Lessee's right to possession in effect
(in California under California Civil Code Section 1951.4) after Lessee's Breach and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations.
Lessor and Lessee agree that the limitations on assignment and subletting in this Lease are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under this Lease, shall not constitute a termination of the Lessee's right to possession.

	(c)	Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

	(d)	The expiration or termination of this Lease and/or the
termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

13.3	lnducement Recapture In Event of Breach.  Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions" shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach (as defined in Paragraph 13.1) of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor, as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this Paragraph 13.3 shall not be deemed a waiver by Lessor of the provisions of this Paragraph 13.3 unless specifically so stated in writing by Lessor at the time of such acceptance.

13.4	Late Charges.  Lessee hereby acknowledges that late payment by
Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or deed of trust covering the Premises Accordingly, if any installment of rent or other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

13.5	Breach by Lessor.  Lessor shall not be deemed in breach of this
Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty
(30) days after receipt by Lessor, and by any Lender(s) whose name and address shall have been furnished to Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14.	Condemnation.  It the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called 'condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. It more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the portion of the Common Areas designated for Lessees parking, is taken by condemnation, Lessee may, at Lessees option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. No reduction of Base Rent shall occur if the condemnation does not apply to any portion of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severance damages: provided, however, that Lessee shall be entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above Lessee s Share of the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation authority.
 Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15.	Brokers' Fees.

15.1	Procuring Cause.  The Broker(s) named in Paragraph 1.10 is/are the procuring cause of this Lease.

15.2	Additional Terms.  Unless Lessor and Broker(s) have otherwise agreed in writing, Lessor agrees that: (a) if Lessee exercises any Option (as defined in Paragraph 39.1) granted under this Lease or any Option subsequently granted, or (b) if Lessee acquires any rights to the Premises or other premises in which Lessor has an interest, or (c) it Lessee remains in possession of the Premises with the consent of Lessor after the expiration of the term of this Lease after having failed to exercise an Option, or (d) if said Brokers are the procuring cause of any other lease or sale entered into between the Parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, or
(e) it Base Rent is increased, whether by agreement or operation of an escalation clause herein, then as to any of said transactions, Lessor shall pay said Broker(s) a fee in accordance with the schedule of said Broker(s) in effect at the time of the execution of this Lease.

15.3	Assumption of Obligations.  Any buyer or transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this Paragraph 15. Each Broker shall be an intended third party beneficiary of the provisions of Paragraph 1.10 and of this Paragraph 15 to the extent of its interest in any commission arising from this Lease and may enforce that right directly against Lessor and its successors.

15.4	Representations and Warranties.  Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder other than as named in Paragraph 1.10(a) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Broker(s) is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnity, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.

16.	Tenancy and Financial Statements.

16.1	Tenancy Statement.  Each Party (as "Responding Party") shall within ten (10) days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in a form similar to the then most current "Tenancy Statement" form published by the American Industrial Real Estate
Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

16.2	Financial Statement.  It Lessor desires to finance, refinance, or sell the Premises or the Building, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall t>e used only for the purposes herein set forth.

17.	Lessor's Liability.  The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15.3, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18.	Severability.  The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19.	Interest an Past-Due Obligations.  Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within ten (1
0) days following the date on which it was due, shall bear interest from the date due at the prime rate charged by the largest state chartered bank in the state in which the Premises are located plus four percent
(4%) per annum, but not exceeding the maximum rate allowed by law, in addition to the potential late charge provided for in Paragraph 13.4.

20.	Time of Essence.  Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21.	Rent Defined.  All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22.	No Prior or other Agents; Broker Disclaimer.  This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. Each Broker shall be an intended third party beneficiary of the provisions of this Paragraph 22.

23.	Notices.

23.1	Notice Requirements.  All notices required or permitted by this
Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission during normal business hours, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notice to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

23.2	Date of Notice.  Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or a no delivery date is shown, the postmark thereon. If sent by regular mail, the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day of, a copy is also sent via delivery or map. If notice is received on a Saturday or a Sunday or a holiday, it be business day.

24.	Waivers.  No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a covenant or condition hereof, or of any subsequent Default or Breach by Losses of the same or any other term, covenant or condition hereof. or approval of, any such act shall riot be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any other term, a consent to, or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's a of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any Default or Breach by Lessee of any provision hereof. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25.	Recording.  Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this, Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26.	No Right To Holdover.  Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. In the event that Lessee holds over in violation of this Paragraph 26 then the Base Rent payable from and after the time of the expiration or earlier termination of this Lease shall be increased to 125% of the Base Rent applicable during the month immediately preceding such expiration or earlier termination. Nothing contained herein shall be construed as a consent by Lessor to any holding over by Lessee.

27.	Cumulative Remedies.  No remedy or election hereunder but shall, wherever possible, be cumulative with all other remedies E law or in equity.

28.	Covenants end Conditions.  All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29.	Binding Effect; Choice of Law.  This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.	Subordination; Attornment; Non-Disturbance.

30.1	Subordination.  This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications. consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default pursuant to Paragraph 13.5. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

30.2	Attornment.  Subject to the non-disturbance provisions of Paragraph
30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security
Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one month's rent.

30.3	Non-Disturbance.  With respect to Security Devices entered into by
Lessor after the execution of this lease. Lessee's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

30.4	Self-Executing.  The agreements contained in this Paragraph 30 shall be effective without the execution of any further documentation provided, however, that upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31.	Attorneys' Fees.  If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. Lessor shall be entitled to attorneys' fees, costs and expenses incurred in preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach. Broker(s) shall be intended third party beneficiaries of this Paragraph 31.

32.	Lessor's Access; Showing Premises; Repairs.  Lessor and Lessor's
agents shall have the right to enter the Premises in the case of an emergency, and otherwise at reasonable times for the purpose of showing he same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the Building, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or Building any ordinary 'For Sale' signs and Lessor may at any time during the last one hundred eighty (180) days of the term hereof place on or about the Promises any ordinary "For Lease" signs, All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33.	Auctions.  Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent.
Notwithstanding anything to the contrary in this Lease, Lessor shall not
be obligated to exercise any standard of reasonableness	in
determining whether to grant such consent.

34.	Signs.  Lessee shall not place any sign upon the exterior of the
Premises or the Building, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business so long as such signs are in a location designated by Lessor and comply with Applicable Requirements and the signage criteria established for the Industrial Center by Lessor. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof of the Building, and the right to install advertising signs on the Building, including the roof, which do not unreasonably interfere with the conduct of Lessee's business; Lessor shall be entitled to all revenues from such advertising signs.

35.	Termination; Merger.  Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies.
 Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36.	Consents.

	(a)	Except for Paragraph 33 hereof (Auctions) or as otherwise
provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. In addition to the deposit described in Paragraph 12.2(e), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

	(b)	All conditions to Lessor's consent authorized by this Lease
are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the impositions by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37.	Guarantor.

37.1	Form of Guaranty.  It there are to be any Guarantors of this Lease per Paragraph 1.11, the form of the guaranty to be executed by each such Guarantor shall be in the form most recently published by the American Industrial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this lease, including but not limited to the obligation to provide the Tenancy Statement and information required in Paragraph 16.

37.2	Additional Obligations of Guarantor.  It shall constitute a Default of the Lessee u6der this Lease if any such Guarantor fails or refuses, upon reasonable request by Lessor to give: (a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signatures of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Lessor, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38.	Quiet Possession. Upon payment by Lessee of the rent for the
Premises and the performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all provisions of this Lease.

39.1	Definition.  As used in this Lease, the word 'Option" has the following meaning: (a) the right to extend the term of this Lease or to this Lease or the term extend or any that Lessee has on other property of Lessor; (b) the right of first refusal to lease the Promises or the right of first offer to lease the in or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

39.2	Options to Original Lease. Each Option granted to Lessee in this
Lease is personal to the original Lessee named in Paragraph 1.1 hereof, and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Lessee while the original Lessee is in full and actual possession of the Premises and without the intention of thereafter assigning or subletting. The Options, if any, herein granted to Lessee are not assignable, either as a part of an assignment of this Lease or separately or apart therefrom, and no Option may be separated from this Lease in any manner, by reservation or otherwise.

39.3	Multiple Options.  In the event that Lessee has any multiple
Options to extend or renew this Lease, a later option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

39.4	Effect of Default on Options.

	(a)	Lessee shall have no right to exercise an Option,
notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph 13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or
(iv) in the event that Lessor has given to Lessee three (3) or more notices of separate Defaults under Paragraph 13.1 during the twelve (12) month period immediately preceding the exercise of the Option, whether or not the Defaults are cured.

	(b)	The period of time within which an Option may be exercised
shall not be extended or enlarged by reason of Lessee's inability to
exercise an Option because of	the provisions of Paragraph 39.4(a)

	(c)	All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, 0, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessor gives to Lessee three (3) or more notices of separate Defaults under Paragraph 13.1 during any twelve (12) month period, whether or not the Defaults are cured, or (iii) it Lessee commits a Breach of this Lease.

40.	Rules and Regulations.  Lessee agrees that it will abide by, and keep and observe all reasonable rules and regulations ('Rules and Regulations') which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Industrial Center and their invitees.

41.	Security Measures.  Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42.	Reservations.  Lessor reserves the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights of way, utility raceways, and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights of way, utility raceways, dedications, maps and restrictions do not reasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43.	Performance Under Protest.  If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment 'under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44.	Authority.  It either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45.	Conflict.  Any conflict between the printed provisions of this
Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46.	Offer.  Preparation of this Lease by either Lessor or Lessee or
Lessor's agent or Lessee's agent and submission of same to Lessee or Lessor shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47.	Amendments.  This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional insurance company or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48.	Multiple Parties.  Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

	LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

	IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR YOUR ATTORNEYS REVIEW AND APPROVAL FURTHER, EXPERTS SHOULD BE CONSULTED M EVALUATE THE CONDITION OF THE PROPERTY FOR THE POSSIBLE PRESENCE OF ASBESTOS, UNDERGROUND STORAGE LAWS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKERS OR THEIR CONTRACTORS, AGENTS OR EMPLOYEES AS M THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.


	The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at:
Executed at:
on:
on:

By LESSOR:				By LESSEE:

First American Trust Company		Orange National Bank, a National
Banking Association
Trustee of the Pauline Ravpra Trust

BROKER: Matlow-Kennedy Commercial	BROKER:	Gary Mierau
	Real Estate Services
	at: Long Beach, CA	Executed at:	Irvine, CA



OPTION(S) TO EXTEND

ADDENDUM TO
STANDARD LEASE

Dated July 25, 1997 By and Between (Lessor First American Trust company, Trustee of the Pauline Ravera Trust (Lessee) Orange National Bank, a National Banking Association

Property Address: 800 Glenneyre, Laguna Beach, CA Paragraph 49

	A.	OPTION(S) TO EXTEND:

	Lessor hereby grants to Lessee the option to extend the term of this Lease for additional 60 month period(s) commencing when the prior term expires upon each and all of the following terms and conditions:

	(i)	Lessee gives to Lessor. and Lessor actually receives on a
date which is prior to the date that the option period would commence (if exercised) by at least 6 and not more than 12 months, a written notice of the exercise of the option(s) to extend this Lease for said additional term(s), time being of essence. If said notification of the exercise of said option(s) is (are) not so given and received, the option(s) shall automatically expire, said option(s) may (if more than one) only be exercised consecutively,

	(ii) The provisions of paragraph 39. including the provision relating to default of Lessee set forth in paragraph 39.4 of this Lease are conditions of this Option,

	(iii)	All of the terms and conditions of this Lease except where
specifically modified by this option shall apply:

	(iv)	The monthly rent for each month of the option period shall be calculated as follows, using the method(s) indicated below:

	(Check Method(s) to be Used and Fill in Appropriately)

I.         Cost of Living Adjustment(s) (COL)
	(a)	On (Fill in COL Adjustment Date(s): monthly rent payable
under paragraph 1.5 ("Base Rent") of the attached Lease shall be adjusted by the change, if any, from the Base Month specified below, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for (select one). -- CPI W (Urban Wage Earners and Clerical Workers) or -- CPI U (All Urban Consumers), for (Fill in Urban
Area): All Items (1982-1984 - 100), herein referred to as "C.P.I."

	(b)	The monthly rent payable in accordance with paragraph AI(a)
of this Addendum shall be calculated as follows the Base Rent set forth in paragraph 1.5 of the attached Lease, shall be multiplied by a fraction the numerator of which shall be the C.Pl. of the calendar month 2 (two) months prior to the month(s) specified in paragraph AI(a) above during which the adjustment is to take effect and the denominator of which shall be the CPI of the calendar month which is two (2) months prior to (select one): -- the first month of the term of this Lease as set forth in paragraph 1.3 ("Base Month") or -- (Fill in Other "Base Month"), The sum so calculated shall constitute the new monthly rent hereunder, but in no event, shall any such new monthly rent be less than the rent payable for the month immediately preceding the date for rent adjustment.

	(c)	In the event the compilation and/or publication of the C.Pl.
shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI shall be used to make such calculation. In the event that Lessor and Lessee cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said association and the decision of the arbitrators shall be binding upon the parties. The cost of said Arbitrators shall be paid equally by Lessor and Lessee.

II.        Market Rental Value Adjustment(s) (MRV)
	(a) On (Fill in MRV Adjustment Date(s)) August 25, 2007 the monthly rent payable under paragraph 1.5 ("Base Rent") of the attached Lease shall be adjusted to the "Market Rental Value" of the property as follows:

		1 ) Four months prior to the Market Rental Value (MRV) Adjustment Date(s) described above, Lessor and Lessee shall meet to establish an agreed upon new MRV for the specified term. If agreement cannot be reached, then:

			Lessor and Lessee shall immediately appoint a mutually acceptable appraiser or broker to establish the new MRV within the next
30 days.  Any associated costs will be split equally between the parties, or
		ii)	Both Lessor and Lessee shall each immediately select
and pay the appraiser or broker of their choice to establish a MRV within the next 30 days.  If, for any reason, either one of the appraisals is not completed within the next 30 days, as stipulated, then the appraisal that is completed at that time shall automatically become the new MRV If both appraisals are completed and the two appraisers/brokers cannot agree on a reasonable average MRV then they shall immediately select a third mutually acceptable appraiser/broker to establish a third M RV within the next 30 days.  The average of the two appraisals closest in value shall
then become the new MRV.   The costs of the third appraisal will be split
equally between the parties.

		2)	In any event, the new MRV shall not be less than a 12%
increase on the rent payable for the month immediately preceding the date for rent adjustment, or more than 25%, for the option period.


		(b)	Upon the establishment of each New Market Rental Value
as described in paragraph All.

		1)	the monthly rental sum so calculated for each term as
specified in paragraph All(a) will become the new "Base Rent" for the purpose of calculating any further Cost of Living Adjustments as specified in paragraph AI(a) above and 2) the first month of each Market Rental Value term as specified in paragraph All(a) shall become the new
"Base Month" for the purpose of calculating any further Cost of Living Adjustments as specified in paragraph AI(b).

III.         Fixed Rental Adjustment(s) (FRA)

	The monthly rent payable under paragraph 1.5 ("Base Rent") of the attached Lease shall be increased to the following amounts on the dates set forth below:

(Fill in FRA Adjustment Date(s)):  The New Base Rental shall be:

	B.	NOTICE: Unless specified otherwise herein, notice of any
escalations other than Fixed Rental Adjustments shall be made as specified in paragraph 23 of the attached Lease.

	C.	BROKER'S FEE:

	The Real Estate Brokers specified in paragraph 1.10 of the attached Lease shall be paid a Brokerage Fee for each adjustment specified above in accordance with paragraph 15 of the attached Lease.


ADDENDUM NO.1
TO
STANDARD OFFICE LEASE - GROSS


	Reference is made to the Lease, dated July 25, 1997, by and between First American Trust Company, hereinafter "Lessor", and Orange National Bank, hereinafter "Lessee", for the property located at 800 Glenneyre, Laguna Beach, California. This Addendum No. I shall serve to amend, modify and supplement and, to the degree inconsistent with, shall supersede said Lease.

	50)	Early Possession

	Lessee acknowledges that he is currently in possession of the premises and is accepting the premises in their "as is" conditions. There are no representations or warranties by Lessor as to the condition of the premises or as to its compliance with any applicable building code, regulations or ordinances in effect on the lease term commencement date.

	51)	Base Rent

	The Base Rent as defined in Paragraph 1.5 shall be fixed for years I through 5 and shall increase to $11,125.00 for years 6 through 10.

	52)	Common Areas - Rules and Regulations

	Paragraph 2.9, Sentence 2 is modified to read as follows:

	"Provided such rules and regulations do not materially interfere with the ability of Tenant to conduct its business on the premises, Lessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform."

	53)	Common Areas - Changes

	Paragraph 2. 10 of the Lease is modified by the addition of the following sentence:

	"Provided any such change in the Common Area does not materially and adversely affect access or parking for the premises."

	54)	Rent

	The first sentence in Paragraph 4.1 of the Lease is hereby amended to read as follows:

	"Lessee shall pay Base Rent and other rent or charges, as the same may be adjusted from time to time, to Lessor in lawful money of the United States, without offset or deduction, except as otherwise provided for in this Lease, on or before the day on which it is due under the terms of this Lease."

	55)	Inspection: Compliance with Law

	The first sentence in Paragraph 6.4 of the Lease is hereby amended to read as follows:

	"Lessor, Lessor's agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lenders") shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times after reasonable notice and opportunity to provide adequate supervision and security for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Requirements (as defined in Paragraph 6.3), and Lessor shall be entitled to employ experts and/or consultants in connection therewith to advise Lessor with respect to Lessee's activities, including but not limited to Lessee's installation, operation, use, monitoring, maintenance, or removal of any hazardous Substance on or from the Premises."


	56)	Maintenance, Repairs, Utility Installations, Trade Fixtures
and Alterations

	Paragraph 7.1(a) shall be amended by the addition of the following phrase to the end of the paragraph:

	"ordinary wear and tear excepted."

	57)	Lessor's Obligations

	Paragraph 7.2(a) is hereby added to the Lease to read as follows in its entirety:

	"Lessee shall have the right to repair and deduct from their rent the cost of such repairs only after Lessor fails to repair the premises after adequate written notice. Lessor shall be allowed a reasonably time to make the repairs after notification."

	58)	Abatement of Rent

	Paragraph 9.6(c) is hereby added to the Lease to read as follows in its entirety:

	"Lessor shall use due diligence in the completion of construction. In the event construction is not completed within six (6) months of the beginning of actual work on the premises or eight (8) months in the event of Total Destruction. Lessee may give Lessor and lender written notice of intent to terminate if construction is not completed within sixty (60) days."

	59)	Assignment and Subletting

	Paragraph 12.  I (b) is hereby amended to read as follows:

	"A change in the control of Lessee shall not constitute an assignment requiring Lessor's consent, so long as the acquiring entity is of a similar business as the existing Lessee and is subject to Paragraph
6.2 and 12. 1 (c).

	60)	Hazardous Substances

	Paragraph 6.2(c) Indemnification is hereby amended to read as follows:

	Either party hereto in the event of it bringing Hazardous Substances to the premises shall be known as the Defaulting Party ("Defaulting Party"). Said Defaulting Party shall indemnify, protect, defend and hold Non-Defaulting Party, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys and consultants' fees arising out of or involving any Hazardous Substances brought onto the Premises by Defaulting Party or by anyone under Defaulting Parties control. Defaulting Parties obligations under this Paragraph 6.2(c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Defaulting Party, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Defaulting Party from its obligation under this Lease with respect to Hazardous Substances, unless specifically so agreed by Non-Defaulting Party in writing at the time of such agreement.

	61)	Insurance, Indemnity

	Paragraph 8.7 Indemnity is hereby amended to read as follows:

	Either party hereto, in the event of its negligence, misconduct or breach of any term or provision of this Lease shall be known as the Defaulting Party ("Defaulting Party"). Said Defaulting Party shall indemnify, defend and hold harmless the other party from and against (i) any and all liabilities, penalties, losses, damages, costs and expenses, demands, causes of action, claims or judgments in connection with any injury or death to persons or damage to property occurring within the Premises, the Common Area or Building in which the Subleased Premises are located, or as a result of any accident or other occurrence occasioned by act or omission of the Defaulting Party, its officers, employees, agents, servants, subtenants, concessionaires, contractors or visitors, or arising from the use, maintenance, occupation or operation of the Premises; (11) any breach of any term or provision of the Lease, violation of any statute, ordinance or law by a Defaulting Party; and
(iii) all legal costs and charges, including reasonable attorneys' fees, in connection with the above matters and defense of any action arising out of the same or in discharging the Premises from any and all liens, charges or judgments which may accrue or be placed thereon by any reason of any act or omission of the Defaulting Party.

	62)	Use. 6.3 Lessee's Compliance with Requirements "Applicable
Requirements". Notwithstanding the provisions of Paragraph 6.3, the party responsible for the maintenance of that portion of the Premises as set forth in Paragraph 7, shall be the party responsible for compliance with Applicable Requirements affecting or relating to such portion of the Premises.



	LESSOR                                                LESSE



BUILDING OPERATING COST ADDENDUM (BOCA)

	1.	Building Operating Costs is defined as those expenses which
are paid by Tenant. Notwithstanding anything to the contrary, the following items shall be excluded from the calculation of Building Operating Costs:

	(a)	any expenses which under generally accepted accounting
principles and sound management practices consistently applied would not be considered a normal maintenance or operating expense;

	(b)	all costs associated with the operation of the business of
the entity which constitutes "Landlord" (as distinguished from the costs of Building operations) including, but not limited to, Landlord's or Landlord's Managing Agents general corporate overhead and general administrative expenses or such costs that would be normally included in a management fee (e.g., placement fees for management-level employees, risk management costs, corporate accounting, employee training programs, health/sports club dues, tickets to special events, bank charges, etc.);

	(c)	costs incurred by Landlord in connection with the correction of defects in design and construction of the Building or Project;

	(d)	costs of a capital nature, including, but not limited to,
capital improvements, capital repairs, capital equipment, and capital tools, all as determined in accordance with generally accepted accounting principles and sound management practices consistently applied, except costs of 1) any capital improvement made to the Building which improvement actually reduces Building Operating Costs, limited to the amount of actual savings realized or 2) which is required by government regulation enacted following Tenant's occupancy the amount of all such costs to be amortized on a straight-line basis over the useful life or 3) any cost incurred that is considered recurring, routine maintenance (e.g., painting of the common area and replacement of common area carpet, the aggregate cost of which does not exceed $10,000 in any Lease Year for any particular project), the amount of all such costs to be amortized on a straight-line basis over the useful life;

	(e)	any costs of any services said or provided to tenants or
other occupants for which Landlord or Managing Agent is entitled to be reimbursed by such tenants or other occupants as an additional charge or rental over and above the basic rent (and escalation's thereof);

	(f)	expenses in connection with services or other benefits which are provided to another tenant or occupant and do not benefit Tenant;

	(g)	overhead or profits paid to subsidiaries or affiliates of
Landlord, or to any party as a result of a non-competitive selection process, for management or other services to the Building, or far supplies or other materials, to the extent that the costs of such services, supplies, or materials exceed the costs that would have been paid had the services, supplies or materials been provided by parties unaffiliated with the Landlord on a competitive basis and is consistent with that utilized by similar buildings in the same metropolitan area in which the Building is located;

	(h)	wages, salaries and other compensation paid to any executive employee of Landlord or Landlord's Managing Agent above the grade of Building Manager,

	(i)	any cost or expense related to removal, cleaning, abatement
or remediation of "hazardous material" in or about the Building/Common
Area or real property, including without limitation, hazardous substances in the ground water or soil; unless caused by acts of the Lessee.

	(j)	advertising and promotional costs including tenant relation
programs and events;

	(k)	Landlord's gross receipts taxes, personal and corporate
income taxes, inheritance and estate taxes, other business taxes and assessments, franchise, gift and transfer taxes, and all other real estate taxes relating to a period or payable outside the term of the Lease;

	(1)	any fines, costs, penalties or interest resulting from the
negligence, misconduct or omission of the Landlord or its agents, contractors, or employees;

	(m) any costs, fees, dues, contributions or similar expenses for political charitable, industry association or similar organizations;

	(n)	any rental and any associated costs, either actual or not,
for the Landlord's or Landlord's Managing Agent's management and/or leasing office;

	(o)	acquisition costs for sculptures, paintings, or other objects of art or the display of such items;


	(p)	costs incurred in connection with the original design and
construction of the Building or Project or any major changes to same, including but not limited to additions or deletions of floors, renovations of the common areas (except as expressly permitted under Paragraph I (d) above). Upgrades of major Building or Project systems and the repair of damage to the Building or Project in connection with any types of casualty, event of damage or destruction or condemnation;

	(q)	costs incurred in connection with upgrading the Building to
comply with disability or life insurance requirements, or life safety codes, ordinances, statutes, or other laws in effect prior to the Commencement Date, including without limitation the Americans With Disabilities Act, including penalties or damages incurred as a result of non-compliance;

	AUDIT BY TENANT

	2(a) Landlord shall provide to Tenant in substantial detail each year the calculations performed to determine the Building Operating Costs in accordance with the paragraph 4.2d of the Lease. Landlord shall show by account the total operating costs for the Building and all adjustments corresponding to the requirements as set forth. Landlord shall provide in reasonable detail the calculation of Tenant's prorata share of the Building Operating Costs as defined in the Lease.

	Landlord shall also provide the average Building occupancy for such year.

	(b)	Tenant shall have the right, at its own cost and expense (of which Tenant is not required to pay Landlord's costs of complying with such audit provision), to audit or inspect Landlord's detailed records each year with respect to Building Operating Costs, as well as all other additional rent payable by Tenant pursuant to the Lease for any Lease
Year (not to exceed one time per year). Landlord shall utilize, and cause to be utilized, accounting records and procedures for each Lease
Year conforming to generally accepted accounting principles consistently applied with respect to all of the Building Operating Costs for such Lease Year, including without limitation, all payments for Building Operating Costs, to enable the audit or inspection by Tenant pursuant to this clause to be conducted Pursuant to the foregoing, Landlord shall be obligated to keep such records for all Lease Years associated with this Lease until two (2) years following the termination of the Lease. Tenant shall give Landlord not less than ten (10) business days prior written notice of its intention to conduct any such audit Landlord shall cooperate with Tenant during the course of such audit, which shall be conducted during normal business hours in Landlord's Building management office Landlord agrees to make such personnel available to Tenant as is reasonably necessary for Tenant, Tenant's employees and agents, to conduct such audit. Landlord shall make such records available to Tenant, Tenant's employees and agents, for inspection during normal business hours Tenant, Tenant's employees and agents, shall be entitled to make photostatic copies of such records, provided Tenant bears the expense of such copying, and further provided that Tenant keeps such copies in a confidential manner and does not show or distribute such copies to any other third party

	(c)	The results of such audit, as reasonably determined by both
parties, shall be binding upon Landlord and Tenant If such audit discloses that the amount paid by Tenant as Tenant's Share of Building Operating Costs, or of other additional rental payable pursuant to the Lease, has been overstated by more than three percent (3%), then, in addition to immediately repaying such overpayment and associated interest to Tenant, Landlord shall also pay the costs incurred by Tenant in connection with such audit (which cost shall not exceed the amount overcharged repaid or credited to Tenant).




	INITIAL

RULES AND REGULATIONS FOR
STANDARD OFFICE LEASE

	Dated:   July 25, 1997

	By and Between   First American Trust Company, Trustee of the
Pauline Ravera Trust, as Lessor and

		Orange National Bank, a National Banking Association, as
Lessee

GENERAL RULES

1.	Lessee shall not suffer or permit the obstruction of any Common
Areas, including driveways, walkways and stairways.

2.	Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation, or property of the Office Building Project and its occupants.

3.	Lessee shall not make or permit any noise or odors that annoy or interfere with other lessees or persons having business within the Office Building Project.

4.	Lessee shall not keep animals or birds within the Office Building
Project, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.

5.	Lessee shall not make, suffer or permit litter except in
appropriate receptacles for that purpose.

6.	Lessee shall not alter any lock or install new or additional locks or bolts.

7.	Lessee shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

8.	Lessee shall not deface the walls, partitions or other surfaces of the premises or Office Building Project.

9.	Lessee shall not suffer or permit any thing in or around the
Premises or Building that causes excessive vibration or floor loading in any part of the Office Building Project.

10.	Furniture, significant freight and equipment shall be moved into or out of the building only with the Lessor's knowledge and consent, and subject to such reasonable limitations, techniques and timing, as may be designated by Lessor. Lessee shall be responsible for any damage to the Office Building Project arising from any such activity.

11. Lessee shall not employ any service or contractor for services or work to be performed in the Building, except as approved by Lessor.

12.

13.	Lessee shall return all keys at the termination of its tenancy and shall be responsible for the cost of replacing any keys that are lost.

14.	No window coverings, shades or awnings shall be installed or used by Lessee.

15.	No Lessee, employee or invitee shall go upon the roof of the
Building.

16.	Lessee shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in areas reasonably designated by Lessor or by applicable governmental agencies as non-smoking areas.

17.	Lessee shall not use any method of heating or air conditioning other than as provided by Lessor.

18.	Lessee shall not install, maintain or operate any vending machines upon the Premises without Lessor's written consent.

19.	The Premises shall not be used for lodging or manufacturing, cooking or food preparation.

20.	Lessee shall comply with all safety, fire protection and
evacuation regulations established by Lessor or any applicable governmental agency.

21.	Lessor reserves the right to waive any one of these rules or regulations, and/or as to any particular Lessee, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Lessee.

22.	Lessee assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.

23.	Lessor reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Office Building Project and its occupants. Lessee agrees to abide by these and such rules and regulations.

PARKING RULES

1.	Parking areas shall be used only for parking by vehicles no longer than full size, passenger automobiles herein called "Permitted Size Vehicles" Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles"

2.	Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

3.	Parking stickers or identification devices shall be the property of Lessor and be returned to Lessor by the holder thereof upon termination of the holder's parking privileges. Lessee will pay such replacement charge as is reasonably established by Lessor for the loss of such devices.

4.	Lessor reserves the right to refuse the sale of monthly
identification devices to any person or entity that willfully refuses to comply with the applicable rules, regulations, laws and/or agreements.

5.	Lessor reserves the right to relocate all or a part of parking spaces from floor to floor, within one floor, and/or to reasonably adjacent offsite location(s), and to reasonably allocate them between compact and standard size spaces, as long as the same complies with applicable laws, ordinances and regulations.

6.	Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.

7.	Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

8.	Validation, it established, will be permissible only by such method or methods as Lessor and/or its licensee may establish at rates generally applicable to visitor parking.

9.	The maintenance, washing, waxing or cleaning of vehicles in the parking structure or Common Areas is prohibited.

10.	Lessee shall be responsible for seeing that all of its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements.

11.	Lessor reserves the right to modify these rules and/or adopt such other reasonable and non-discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.

12.	Such parking use as is herein provided is intended merely as a license only and no bailment is intended or shall be created hereby.


EXHIBIT 10.9

AMENDMENT AND ASSIGNMENT OF LEASE CONTRACT


	THIS AMENDMENT AND ASSIGNMENT OF LEASE CONTRACT is made effective as of the lst day of August, 1992, by and between USAA REAL ESTATE EQUITIES, INC., a Delaware corporation as successor in interest to all right, title and interest of HON DEVELOPMENT COMPANY under the Lease described herein ("Landlord"), LAGUNA BANK, N.A. ("Assignor") and ORANGE NATIONAL BANK, a California corporation ("Assignee").

	WHEREAS, under that certain Lease dated January 2, 1974; First Amendment to Eldorado Bank Lease dated February 28, 1975; and Second Amendment to Eldorado Bank Lease dated July 14, 1975 (herein collectively referred to as the "Lease"), by and between Landlord and Assignor, Assignor leases approximately 6,737 square feet of space located in La Paz Office Plaza, 25255 Cabot Road, Laguna Hills, California 92653 (the "Demised Premises"), as more particularly described in the Lease; and

	WHEREAS, Assignor desires to assign said Lease to Assignee and Assignee desires to accept said assignment; and

	WHEREAS, the Lease requires Landlord's consent to an assignment of the Lease and Landlord agrees to said assignment by Assignor to Assignee; and

	WHEREAS, Landlord, Assignor and Assignee desire to amend the Lease effective August 18, 1992, to release Assignor of all obligations and liabilities under the Lease, and accept Assignee as Tenant thereunder.

	NOW THEREFORE, in consideration of the mutual covenants and agreements set forth in the Lease and in this agreement, Landlord, Assignor and Assignee agree as follows:

	1.	Assignor does hereby sell, assign, and set over unto
Assignee said Lease and all the estate, title and interest of Assignor in and to said Lease and the Demised Premises, TO HAVE AND TO HOLD the same from August 1, 1992 ("Assignment Date") for and during the remainder of the term of said Lease; subject, however to all the conditions, covenants, agreements, provisions, terms and rents in said Lease contained; and

	2.	Assignor covenants and agrees that said Lease is genuine and in full force and effect; that Assignor has good right to assign said
Lease with the consent of Landlord; that the interest hereby assigned is free and clear from all encumbrances; and Assignor and Landlord have fully performed all covenants and obligations to be performed and observed under said Lease, that Assignee shall be responsible for any obligations or liabilities which arise prior to the Assignment Date; and

	3.	Assignor hereby assigns to Assignee and Assignee accepts any and all interest Assignor may have in any security deposit delivered to Landlord; and

	4.	Assignee, in consideration of said Assignment and of
Landlord's consent thereto, hereby assumes and agrees to perform all obligations of Tenant under the Lease as of the Assignment Date and agrees to pay all rent and other sums due from and on the part of the Tenant thereunder required to be kept and performed; and

	5.	Effective as of the Assignment Date, all references to
Tenant in the Lease shall be revised to reflect ORANGE NATIONAL BANK, a California corporation as Tenant in all respects as though named as Tenant in the Lease.

	6.	Section 21.  Notice is hereby amended to delete the name and address of Assignor as it appears and insert the following as the notice address for Tenant:

	ORANGE NATIONAL BANK
	1201 E. Katella Avenue
	Orange California 92667

	7.	ALL OTHER PROVISIONS of the Lease shall remain unmodified
and in full force and effect, except as specifically set forth herein.

	EXECUTED on the date shown below to be effective as of the date
first written.  	ASSIGNOR:

WITNESSES:	THE LAGUNA BANK, N.A.


	ASSIGNEE:

WITNESSES:	ORANGE NATIONAL BANK,
	a California corporation


AGREED AND ACCEPTED:
	LANDLORD:


WITNESSES:                            USAA REAL ESTATE EQUITIES, INC., a
Delaware corporation

	By:	PACIFIC WEST ASSET MANAGEMENT CORPORATION, a California
corporation, Its Managing Agent

By:
STEPHEN S. KING
Vice President
Date:

	RECEIVED MARCH 6, 1988



BANK LEASE
HON DEVELOPMENT COMPANY, Landlord
AND
ELDORADO BANK, Tenant
January 2, 1974

LEASE

THIS LEASE is made and entered into this day of January, 1974 by and between BARRY G. HON, doing business as HON DEVELOPMENT COMPANY ("Landlord" herein), and ELDORADO BANK, A California corporation ("Tenant" herein).
RECITALS:
	WHEREAS, Landlord is the owner of that certain real property located on Cabot Road at La Paz Road in the County of Orange, State of California, more particularly described in Exhibit A attached hereto ("subject property" herein); and

WHEREAS, Landlord desires to lease to Tenant and Tenant desires to hire from Landlord, for the term, at the rental and upon the terms, covenants and conditions hereinafter specified, those certain premises (the "Premises" herein) hereinafter described which comprise the hereinafter described portion of that certain professional office building (the "building" herein) contemplated to be constructed by Landlord upon the subject property. A plot plan showing the location of the building and improvements on the subject property is attached hereto as Exhibit B;

	NOW,THEREFORE, in consideration of the foregoing. recitals and the mutual covenants and agreements herein contained, the parties hereto agree as follows:
ARTICLE I
PREMISES
	Landlord hereby leases and demises to Tenant, and Tenant hereby hires from Landlord, for the term, at the rental and upon the terms and conditions set forth herein, that portion of the ground floor of the building comprising approximately five thousand five hundred (5,500 square feet (the "premises") which are to be constructed pursuant to architect's plans and specifications approved by Tenant in accordance with Article IV on Construction of this lease, and Including the improvements to the premises as set forth in said Article IV.
ARTICLE 11
TERM OF LEASE
	Section 1 Base Term.

	The base term of this lease shall be for a period of thirty years which term shall commence on the "commencement date" as hereinafter defined. Section 2. Commencement Date.  the term "commencement date" as used herein shall be construed to mean the earlier to occur of 'the following:
	(a)	Thirty (30) days after (1) Landlord's architect certifies by issuing a certificate of completion that the building and the premises, including Landlord's required construction pursuant to Article IV ;.re substantially completed; and (ii) the premises are delivered to Tenant for commencement of Tenant's improvements; or

	(b)	The date upon which Tenant first opens for business.
Landlord agrees-that, subject to Section 3 of Article XXII, the rental commencement date shall occur within seven (7) months from the date of approval of final plans and specifications as provided in Article IV and the securing of all necessary approvals by the appropriate governmental authorities. In the event the building is not completed as described above, the provision on Section 5, paragraph 3 of pages shall apply.

	Section 3. Options to Extend.

	Provided that Tenant is not then in default, Landlord hereby grants to Tenant three (3) options to extend the term, of this I ease upon the same terms and conditions as herein provided, except as to rental, as follows:
	(a)	First Option to Extend: For a period of five (5) years
commencing upon the expiration of the base term.
	(b)	Second Option to Extend: In the event the foregoing first
option to extend is exercised, for a further extended term of five (5) years commencing upon the expiration-of the first option heretofore elected and terminating upon the expiration of five (5) years from the date of expiration of the first option to extend.

	(c)	Third Option to Extend: in the event the foregoing second
option to extend is exercised, for a further extended term of five years upon the expiration of the second option heretofore elected and terminating upon the expiration of five (5) years from the date of
expiration of the second Option to extend.	In the event Tenant
exercises one or more of the options herein granted to extend the term of this lease, the monthly rental for each option period shall be a sum equal to the monthly rental provided in Paragraph (c) of Article III increased by ten percent (10%).

	ARTICLE III RENTAL Section 1 Commencement of Rental.

Monthly rental payments by Tenant shall commence upon the commencement date as the same is defined pursuant to Section 2 of
Article II. In the event that the commencement date of this lease occurs on a day other than the first day of a calendar month, then the base rental payment for said partial month shall be prorated and the amount thereof added to and payable with the regular monthly installment due on the first day of the immediately succeeding calendar month.

Section 2. Base Rental.

	As base rental, Tenant shall pay to Land-lord on the first day of each month', in advance, the sum of Sixty Cents (60) multiplied by the gross number of square feet of the promises, inclusive of walls and partitions of the premises. It is anticipated that the. Bank Building will be 5500 square feet which when multiplied by 60 per square foot derives a monthly rental of $3300.00. Said square footage shall be certified by the architectural firm selected by Landlord pursuant to
Article IV of this lease and shall be calculated in conformity pursuant to the standards and criteria generally accepted in the trade ("the gross square footage of the premises") . However, in any event the exact square footage shall not vary more than 10%, from 5500 square feet.

Section 3. Adjustment of Base   Rental.

	The base rental shall be adjusted at the times and in the manner as follows:

	(a)	Upon the commencement of the eleventh (llth) year of the
lease term, the monthly base rental shall be increased by twenty percent (20%) per month, over the previous period.

	(b)	Upon the commencement of the sixteenth(16th) year of the
lease, term, the monthly rental as adjusted pursuant to paragraph (a) of this section shall be increased by ten percent (10%) per month over the previous

	(c)	Upon the commencement of the twenty-first (21st) year and
the twenty-sixth (26th) year of the lease term, the monthly rental as adjusted pursuant to paragraph (b) of this section shall be increased by ten percent (10%) per month over the previous period.

ARTICLE IV CONSTRUCTION Section 1 Plans and Specifications.

	Landlord shall construct a professional office building of approximately twenty five thousand (25,000) square feet plus a parking lot with a capacity of at least one hundred twenty five (125) automobiles on the subject property substantially in accord with the plans and specifications prepared by an architect of Landlord's selection. Except as provided in Section 3 of this Article, Landlord shall cause the plans and specifications to be prepared at Landlord's expense. The plans and specifications which are prepared for the premises by Landlord's architect shall be subject to the approval of Tenant in the following manner: Landlord and Landlord's architect shall consult with Tenant from time to time during the preparation of such plans and specifications regarding the proposed construction and layout of the premises. Upon the presentation of said plans and specifications to Tenant by Landlord for approval, Tenant will, within twenty (20) days, either return the same approved or with written corrections and/or amendments requested by Tenant. In the event Tenant fails to so accept or reject within said twenty (20) day period, the plans and specifications shall be deemed approved. If rejected, Landlord shall take all necessary and proper steps to have the plans and specifications revised or amended in such a way or ways required to eliminate t he objections by Tenant. The plans and specifications shall then be again submitted to Tenant for specifications Tenant's written approval. Upon approval, said plans and shall be identified and the approval thereof evidenced by the signatures of Landlord and Tenant thereon. Landlord may reject such-suggested corrections and/or amendments if in the exercise of good faith and reasonable judgement Landlord determines such corrections and/or amendment's world be such as affect adversely the appearance or function of the proposed building or unreasonable increase the cost of construction or unreasonably increase the anticipated cost of repairs or rate of obsolescence or depreciation.
 However, Landlord shall not unreasonably withhold consent to such suggested changes. Subsequent minor changes in said plans and specifications shall not require the signatures of the parties.

	Tenant shall contract directly with the architect for the purpose of laying out the floor plan of the premises, the interior improvements and the drive-up banking and window facilities; provided, however, that Landlord shall have the prior right to approve the plans and specifications for the interior improvements and drive-up units as to conformity and compatibility with the design of the building.

Section 2. Commencement of Construction.

	Landlord shall commence the construction of the building as soon as reasonable practical after the final plans and specifications have been approved by Landlord and Tenant and the Issuance of necessary or convenient governmental permits and authorizations, but in no event later than August 31, 1974, and shall diligently prosecute such construction to completion using first class materials and workmanship in compliance with said plans and specifications and with all applicable laws and regulations of federal, state, county and municipal authorities, but Landlord shall not be liable for delays occasioned by Acts of God, of the government, of the elements, or by fire, flood,, storm,- earthquake, freight embargoes, inability to obtain labor or materials, strikes, riots, boycotts, delays by contractors or subcontractors (except to the extent that if the penalty clause of the construction agreement is triggered by such a delay Tenant shall receive 21.891, of said penalty clause payment) or other causes beyond Landlord's control.

	The construction project for herein shall include the building containing the premises and parking and common area improvements as depicted in the graphic description attached hereto as Exhibit B and as provided for in the plans and specifications

Section 3. Allocation of Construction Cost.

	Landlord shall contribute the maximum sum of Thirty Dollars ($30.00) per gross square foot of the premises, which sum is to provide for the following ,costs of construction of the premises:

	(a)	A prorata share of the architectural and engineering fees,
governmental fees, permit fees, grading costs, necessary offsite costs, and parking and common area improvements attributable to the entire building as used in this lease. The proration shall be in the proportion that the gross square footage of Tenant's premises bears to the gross square footage of the entire building as certified and calculated by Landlord's architect pursuant to standards and criteria generally accepted in the trade. Wherever a proportion or proportionate share based on square footage is required pursuant to this lease, the proportion shall be as herein calculated,

	(b)	A concrete floor in a condition to be covered by Tenant.

	(c)	Interior sheetrock walls ready for finishing by Tenant.

	(d)	Sheetrock or equivalent ceiling ready for finishing by
Tenant.

	(e)	Electrical wiring and outlets ready for installation of
standard
	fixtures and lighting.

	(f)	Lighting fixtures or allowance for lighting fixtures to
building standards.

	(g)	All window glass, and adequate heating and air conditioning.

	(h)	All plumbing in restroom and employee lounge area ready for
installation of Tenant's fixtures.
	(i)	Concrete vault excepting vault door, and other items to be
specified by architect and to be agreed upon by Landlord and Tenant.

	In the event Landlord acts as general contractor pursuant to
Section 5 of this Article, the Thirty Dollar ($30.00) per square foot maximum contribution shall include ten percent (10%) for contractor profit and five percent (5%) for costs of supervision and overhead.

Section 4. Tenant's Work.

	Tenant shall provide, at Tenant's sole cost and expense, furniture, furnishings, equipment and other improvements desired by Tenant, in addition to or in lieu of the work to be performed by Landlord for Tenant as provided in this Article.

	In addition to the foregoing, it is specifically understood that Tenant shall provide, at Tenant's sole cost and expense, all alarm and security equipment, including installation, construction of the drive-up banking units and drive up lane area including retaining walls as required (but excluding rough grading), all signs as permitted pursuant to this lease), and purchase and of the Vault door.

Landlord shall give to Tenant Ninety (90) days notice of the date Landlord estimates the building ill be ready for occupancy and Tenant shall have the right to proceed with the installation of signs, trade fixtures and equipment during said ninety (90) day period, provided that such installation shall be done in such manner as to avoid interference with Landlord's construction of the building.

Section 5. General Contractor.

	Landlord and Tenant shall each designate three (3) reputable general contractors who shall submit bids for the construction of said building, appurtenances and other improvements to be located upon the subject property. Each bid must include separate allocation for the cost of construction Tenant's promises to the extend required in Section 3 of this Article, as well as the overall cost of construction of the building, appurtenances and other Improvements. Landlord shall award the construction contract to the contractor Landlord, in Landlord's sole discretion, deems to be the most qualified of the contractors submitting bids; provided that In the event the bid selected by Landlord or all of the bids submitted provide for construction costs of the premises in excess of Landlord's maximum contribution, as previously defined, then Tenant may require rebidding. If rebidding does not lower the contract price, then Tenant will contribute its pro-rata share of the costs in excess of Landlord's maximum contribution. In this event Tenant shall immediately deposit funds equal to such excess cost in a bank trustee account to be disbursed by Landlord's construction lender in accordance with the loan disbursement control provisions of the constriction loan.

	After approval of the cost of construction by Landlord and Tenant, Landlord shall promptly execute a construction contract with a general contractor covering such construction. Tenant shall have the right to approve the construction contract, which approval shall not be unreasonable withheld.

	In the event the building is not completed by the contractor on schedule, Tenant shall receive a proportionate share (21.8%) of the penalty clause. In the event the. building is completed by the contractor prior to its scheduled completion date, Tenant shall contribute its proportionate share (21.8%) to the contractor's bonus as set forth in the bonus clause of the construction contract.

	Notwithstanding anything to the contrary contained herein, Landlord shall have the option to act as general contractor or the construction of the building, appurtenances and other improvements on the subject property; provided, however, that the cost of construction of the premises pursuant to Section 3 of this Article shall not exceed the Landlord's maximum contribution as therein defined without the prior written approval of Tenant, in which event the excess amount shall be placed in a bank trustee account to be disbursed by Landlord's construction lender in accordance with the loan disbursement control provisions of the construction loan Landlord shall select the project architect.

Section 6. Excess Costs.

	In the event costs or charges in excess of the fixed construction contract amount are directly attributable to change orders requested by Tenant or by improvements in the premises instituted by Tenant, Tenant will assume the additional costs and will pay to Landlord such excess costs or charges, with reasonable contract draws during the course of construction. Any excess charges, (Change orders), shall be approved by Tenant prior to Landlord authorized such expenditures.

Section 7. Completion of Construction.

Upon completion of the building and improvements, including the premises, the architect supervising construction shall certify in writing to Landlord and Tenant that the same are complete and ready for use and occupancy, Concurrently, Landlord and Tenant shall cooperate in securing proper certificates of occupancy or other permits which may be required prior to Tenant's commencing to transact business.
ARTICLE V
FINANCING AND SUBORDRNATION

Landlord intends to finance the construction of the building and improvements. In the event Landlord cannot obtain financing acceptable to Landlord within three (3) months after completion and approval by Landlord and Tenant of plans and specification, Landlord may so notify Tenant, in writing, and this lease shall thereupon be void and Landlord shall refund to Tenant any sums paid by Tenant to Landlord.

	In the event that any institutional lender from which financing of the proposed building and improvements is sought shall request a modification of this lease or the execution and delivery of any supplemental agreement and Landlord shall communicate such request to Tenant, in writing, Tenant shall not unreasonable withhold its consent to and/or joinder in such a lease modification or supplemental agreement provided that Tenant's rights under this lease are not materially diminished and its obligations hereunder are not materially increased.

	Tenant agrees that this lease shall be subordinate to any mortgage or deed of trust that may hereafter be placed upon the leased premises and to any and all advances made or to be made under said obligations and to any. renewals, replacements and extensions thereof; such subordination, however, Is subject to the condition that Landlord shall require any mortgagee or beneficiary to agree that the mortgagee or beneficiary in such mortgage or deed of trust shall recognize this lease of Tenant and agree that in the event of sale or foreclosure under such mortgage or deed of trust, the purchaser shall take subject to this lease so long as Tenant is not in default under the terms of the lease.

	If any mortgagee or beneficiary elects to have this lease superior to its mortgage or deed of trust and if said mortgagee or beneficiary gives written notice of such election to Tenant, then this lease shall be superior to the lien of any such mortgage or deed of trust whether this lease is dated or recorded before or after the date of said mortgage or deed of trust.

	In the event of the sale of the property containing the premises, upon foreclosure or upon the exercise of a power of sale under any such mortgage or deed of trust, Tenant will, upon written request of the purchaser made within thirty (30) days after such sale, attorn to the purchaser and recognize the purchaser as the Landlord under this lease.

ARTICLE VI
USE AND REGULATIONS

	The premise shall be continuously used for general banking, safe deposit and trust services purposes by Eldorado Bank and, except as provided in Article XVI, Assignment and Subletting, for not other business or purpose without the written consent of Landlord.

	Tenant agrees that Tenant will comply with and will require its employees, agents, invitees and licensees and sublessees to comply with reasonable rules and regulations now or hereafter adopted by Landlord for the protection, care and safety of the building and of all who may use the same and for the care and cleanliness of the promises and the preservation of good order therein and such rules and regulations as are now in force or which may hereafter be adopted by Landlord are hereby expressly made a part of this lease. The rules and regulations presently adopted by Landlord are set forth in Exhibit C attached hereto and made a part hereof.

	Tenant shall not use or suffer or permit any person to use the premises, or any portion thereof, for any purpose, in Violation of any lien, ordinance or regulation applicable thereto; subject, however, to Tenant's right to contest in any manner provided by law the validity or applicability of any such law, ordinance or regulation. Tenant agrees not to conduct or permit to be conducted any public or private nuisance thereon or permit to be committed any waste upon the premises except as provided in Article I.V..

ARTICLE VII
TAXES AND ASSESSMENTS

Section 1  Taxes and Assessments of Building and Subject Property.

	Tenant agrees to pay, at lease twenty one (21) days prior to delinquency, a proportionate share based on square footage of any increase in real property taxes (as such increase in hereinafter defined) and a proportionate share of any general or special assessments levied upon the completed building and underlying and surrounding land as shown on Exhibit A. The proportion applicable to Tenant shall be in the proportion that the sum of gross square footage of the premises bears to the total gross square feet of the entire building.

	The base period for the determination of real property tax Increases shall be deemed to be the first tax assessment year in which the completed building and improvements are first assessed after the commencement date as provided in Article 11. The proportionate amount for which Tenant shall become liable shall be in the increase, if any, which takes place the following assessment year and all subsequent assessment years thereafter over the base year.

	With respect to any assessment which may be levied against or upon the premises after the commencement date of this lease and which may be evidenced by improvement or other bonds or may be paid in annual installments, Tenant shall pay each year only its proportion of such annual installment or portion thereof, with appropriate proration for any partial year. Tenant shall have no obligation to continue such payments after the termination of the lease.

	In the event that the taxes and/or special assessments levied upon the premises exceed there average taxes and/or general or special assessments on the entire building during the first tax assessment year in which the completed building and improvements are first assessed, Tenant shall pay such excess to Landlord within twenty (20) days prior to the tax delinquency date.

	Landlord and Tenant agree to retain the firm of Morton and Schaff or a comparable tax appraisal firm to allocate the taxes and/or general or special assessments on the building to the premises. Landlord and Tenant each agree to pay one-half (1/2) of the costs and expenses incurred in the employment of such tax appraisal firm.

	Taxes and special assessments shall be prorated for any fractional year at the end of the term of this lease.

Section 2. Taxes and Assessments Against Personal Property.

	Tenant shall also pay prior to delinquency all taxes assessed for or during the term hereof against or on any or all personal property and trade or business fixtures in the possession of Tenant, or installed by or for Tenant In, upon or about the premises. Said obligation is assumed by Tenant whether such assessment Is made against Tenant in the first instance or is made against Landlord as the owner of said building, either separately or as a part of the assessment of said entire building.

Section 3. Tax on Rent.

If at any time during the term of this lease, under the laws of the State of California or any political subdivision thereof, or under the laws of the United States, a tax or excise tax on rents or other tax, however described, is levied or assessed by any such taxing authority against Landlord on account of the rental expressly reserved hereunder Tenant shall pay and discharge so much of said tax or excise on rents or other taxes to the extent of the amount thereof which is attributable to the rental payable under the terms of this lease.

Section 4. Parking Taxes.

	In the event a tax or surcharge is imposed upon Landlord for the maintenance of any parking. spaces upon the subject property, Tenant will pay to Landlord, within ten (10) days prior to the delinquency for any such tax or surcharge, the amount of such tax or surcharge on such parking spaces which Tenant is given a license to use for its Customers, employees and invitees pursuant to Article XVII.

ARTICLE VIII
COMMON AREA

Section 1 . Establishment.

	Landlord agrees that common areas in the parking lot and surrounding open areas will be established as outlined in green and red on Exhibit B attached hereto for the use of tenants and customers of tenants or subtenants occupying said building.

Section 2.	License to Use.

	Landlord hereby grants to Tenant, Tenant's subtenants and
customers of Tenant a	non-exclusive license to use said common area
during the term of this lease and any extensions thereof, jointly and in common with other tenants, customers, invitees and licensees of Landlord to whom similar rights shall from time to time be given thereto (all such repairs shall be of at least equal quality to the original work). It is understood that windows and plate glass shall not be considered to be exterior walls for the purpose of repair and maintenance and Tenant shall, at Tenant's expense, be solely responsible for the repair, replacement and maintenance of any windows or plate glass.

	Tenant waives the benefit of the provisions of Subsection 1 of
Section 1932 and of Sections 1941 and 1942 of the Civil Code of the State of California, and all rights to make repairs at the expense of Landlord, as provided in Section 1942 of that Code.

	Should Tenant fail to make, with reasonable promptness after notice from Landlord,. any repairs which are the obligation of Tenant under any of the provisions of this lease, Landlord may, at its option, make the same and all costs and expenses incurred by Landlord in connection therewith shall become immediately due and payable to Landlord as additional rental hereunder.

	Upon removal by Tenant of any alterations, additions or improvements which Tenant is entitled to remove, Tenant, at its expense, shall repair all damage resulting from installation and removal thereof and shall restore the leased premises to the reasonable satisfaction. of Landlord.

Section 2. Alterations.

	No alteration, addition or improvement to the premises shall be made by Tenant without the written consent of Landlord; provided, however, that, Tenant may construct a drive-up unit as depicted on the attached Exhibit B, with the prior approval by Landlord as to the architectural rendering and the plans and specifications.

Section 3 . Fixtures and Equipment.

	Notwithstanding anything to the contrary contained in this lease, any fixtures, equipment and other personal property installed in or attached to the premises by and at the expense of Tenant and which are not in replacement of similar articles originally installed by Landlord, and any drive-up unit installed by Tenant pursuant to the provisions of this case, shall remain the

Section 3. Refusal of Access.

	Landlord reserves the right to refuse access to or the use of any part of the common area to any person or persons who in the sole judgement and opinion of Landlord may conduct or have conducted themselves in a manner inconsistent with good and orderly public deportment or who may violate the rules and regulations promulgated by Landlord.

Section 4. Manner of Operation.

	Landlord agrees, at the expense of Landlord, to maintain, subject to the provisions of Article IX, said common areas in a clear, efficient and first class manner. Tenant agrees to cooperate in so maintaining the common areas and to abide by the rules and regulations relating thereto promulgated by Landlord.

ARTICLE IX
REPAIRS, MAINTENANCE AND ALTERATIONS

Section Repairs and Maintenance.

	Landlord shall, at its expense, keep and maintain the exterior of the building, roof, the common area to the south of the building as designated on the attached Exhibit B, in good condition and repair, reasonable use and wear thereof and damages by Acts of God excepted, throughout the term of this lease, any extensions, and Landlord shall provide landscaping for the subject property.

	Landlord shall, at its expense, keep and maintain the common areas,, parking lot, and drive up lanes shown on Exhibit B attached hereto. Tenant shall reimburse landlord monthly for its proportionate share of said common area upkeep and maintenance. Tenant's proportional share of the common areas, parking lot, and drive up lanes is outlined on Exhibit B attached hereto in green and red and represents approximately thirty-seven percent (37%) of said total areas. Tenant shall also be responsible for any major repair of said common area outlined in green and red as shown on Exhibit B.

	Tenant shall, at its expense, keep and maintain the premises and every part thereof, including but not limited to interior walls, plumbing, air-conditioning ducts and other apparatus located in the premises, electrical systems and signs, in good order, condition and repair, reasonable use and wear thereof and damages by Acts of God excepted and shall promptly make all repairs property of Tenant, and Landlord agrees that Tenant shall have the right at any time, and from time to time, to remove any and all of its fixtures, equipment and other personal property which it may have stored or installed in the
 .premises, including but not limited to, counters, shelving, showcases, mirrors, vault doors, safe deposit accommodations and equipment, and all other movable personal property. Tenant, at its expense, shall repair any damage occasioned to the premises by reason of the removal of any such trade fixtures, equipment or other property.

ARTICLE X
LIABILITY AND INDEMNITY

	Landlord shall not be liable to Tenant for any in use or damage that may result to any person or property by or from any cause whatsoever and without limiting the generality of the foregoing, whether caused by water leakage of any character from the roof, walls, basement or other portions of the building and property of which the premises are a part, or caused by gas, fire, oil, electricity or any like or unlike cause whatsoever in, on or about any facilities (without prejudice to the generality of the term, "facilities", as herein used, shall be construed to mean elevators, stairways, lobbies, passageways, hallways or restrooms), the use of which Tenant may have in conjunction with other tenants of the building in which the premises are situated, or caused by any existing or future condition, defect, matter or thing on or in the promises, or the building or property of which said premises, or the building or property of which said premises are a part, or caused by acts, omissions or negligence of other persons or tenants in or about the premises or the said building and property. Landlord shall not be liable for any loss or theft of any baggage, cash items, valuable papers, materials and all other valuable possessions of every kind and nature, whether belonging to customers 'of Tenant or to Tenant or to any
other persons.	Tenant agrees to indemnify and hold Landlord harmless
from and to defend Landlord against any and all claims, liabilities, costs or expenses for or on account of any injury (fatal or non-fatal) or damage to any person or property Whatsoever (including the personal property of officers, employees, agents, customers and invitees of Tenant (a) occurring in, on or about the premises or said building or property or any part thereof; or (b) occurring in, on or about any "facilities" in, on or about the premises of said building or any part thereof, such injury or damage shall be caused in part or in whole by the act, negligence or fault of, or omission of any duty with respect to the same, by Tenant.

	Notwithstanding anything in this lease to the contrary neither party shall be liable or responsible to the other for any consequential or indirect damages, including, but not necessarily limited to, loss or interruption of business.
ARTICI.E XI
JNSURANCE
Section 1. Landlord's Insurance.

	Landlord shall procure and maintain a policy or policies of insurance' covering the premises in an amount not less than eighty percent (80%) of the full replacement value thereof against any hazard covered by "fire and extended coverage insurance" (as those terms are generally understood in the insurance industry), and Landlord shall also carry insurance against malicious mischief and vandalism. Tenant shall be named as additional insured on all insurance policies pursuant to this Section.

Section 2. Tenant's Insurance.

	Tenant shall procure and maintain a policy or policies of public liability and property damage insurance insuring against claims arising out of the use, operation or condition of the premises and naming Landlord as an additional insured. The limits of liability on said insurance shall not be less than Five Hundred Thousand Dollars ($500, 000) for injury or death of more than one (1) person, and not less than One Hundred Thousand Dollars ($100,000) property damage.

	Tenant shall procure and maintain adequate workmen's compensation' insurance.

	Tenant shall obtain said insurance policies prior to the taking of possession of the premises, pursuant to this lease, and shall, at Landlord's request, deliver to Landlord copies of the same.

	Tenant's insurance required in this article shall be primary insurance and not participating with another insurance placed by Landlord.

Section 3. Termination of Insurance.

	All insurance policies required in this Articles all contain a provision that said policies shall not be cancelled or terminated without thirty (30) days' prior notice from the insurance company to the other party to this lease. The parties agree that on or before ten (10) days prior to expiration of any insurance policy, each will deliver to, the other written notification in the form of a receipt of other similar document from the applicable insurance company that said policy or policies have been renewed, or deliver certificates of coverage from another good and solvent insurance company for such coverage.

Section 4 Waiver of Subrogation.

	Landlord and Tenant shall procure appropriate clauses in, or endorsements on, all policies of fire and extended coverage insurance herein above required pursuant to which the insurer waives subrogation or consents to a waiver of right of recovery against the other party to this lease, its officers, agents or employees or, in the event either party hereto is a partnership, the Individual partners of said partnership.

	Section S. Blanket Coverage.

	Notwithstanding the foregoing provisions with respect to insurance

	It is agreed that the Landlord or Tenant may bring their insurance within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Landlord or Tenant.

ARTICLE XII

DESTRUCTFON OF PREMISES

Section 1. Minor Damage.

	Should the building be damaged by reason of any casualty for which insurance is required to be carried pursuant to the Article entitled "INSURANCE" to such extent that repair of such damage in Landlord's opinion will cost less than thirty-three and one-third percent (33-1/3%) of the total replacement value of the premises immediately prior to such damage, Landlord shall prioritize and with due diligence repair such damage, and this lease shall continue in effect subject to the provisions of Section 5 of this

Article XII. Section 2. Major Damage.

	Should the building be damaged to an extent greater than that described in Section 1. hereof or should the premises be substantially damaged by, reason of any casualty not covered by Landlord's insurance herein above required, Landlord may, at its option, either terminate this lease by giving written notice to Tenant thereof or continue this lease in effect and proceed with reasonable diligence to repair or, reconstruct the building and re-deliver possession thereof to Tenant.

	As used in this Section, the term "substantially damaged" refers to damage, the cost of repair of which, when added to Landlord's capital investment in the building and subject property, would, on the basis of reasonable rental value of 'the space in the building prevailing at the time of such destruction, result in an income to Landlord amounting to a yield which is less than yields from comparable structures in the vicinity at such time. In determining reasonable rental value, the rent payable by tenants of the building under leases having unexpired terms of one (1) year or more shall, as to the space covered by such leases, be deemed to represent the reasonable rental value.

	Notwithstanding anything in the foregoing to the contrary appearing, in the event of damage to the building which, in the reasonable estimate of a qualified building contractor, would require more than one hundred eighty (180) days to repair, Tenant may terminate this lease at any time within a period of Thirty (30) days after the occurrence of such damage by delivering to Landlord a written notice of termination accompanied by a written estimate of a qualified contractor.

	Section 3. Waiver.

	Tenant hereby waives the provisions of Sections 1932 (2) and 1933
(4) of the California Civil Code.

	Section 4. Abatement of Rental.

	During the repair or reconstruction there shall be abated an equitable portion of the rent accruing during the period of time Tenant is deprived of the full use of the promises unless the damage was caused by Tenant or Tenant's employees. Such abatement shall be in the ratio of the square feet of floor space of which Tenant is deprived to the total square feet of the premises. Landlord shall not otherwise be liable for any damage that may he suffered, by reason of any such casualty or repair or, reconstruction or deprivation of possession, or interruption of business, except in the case of damage or destruction caused by negligence on the part of Landlord.

ARTICLE XIII
CONDEMNATION

Section I Condemnation of the Whole.

	In the event that 'the whole of the premises shall be taken under the power of eminent domain, this lease shall thereupon terminate as of the date possession shall be so taken.

Section 2.   Condemnation of a Portion.

	In the event that a portion of the premises shall be taken under the power of eminent domain and the portion not so taken will be inadequate, in the reasonable judgment of Tenant, for the operation of Tenant's business notwithstanding Landlord's offer of performance of restoration as hereinafter In this Section 2 provided, this lease ma be terminated by Tenant by written notice to Landlord given at any time within ninety (50) days after Tenant receives notice of such taking. In the event of any taking of a lesser portion of the premises or if Tenant does not terminate this lease as aforesaid, any obligation of Tenant under this lease to pay rent shall. remain in full force and effect, except that the rent shall be reduced in the same proportion that the amount of. rentable floor area of the premises taken bears to the total rentable floor area of the premises immediately prior to such taking, and Landlord shall at Landlord's own cost and expense, Landlord such part of the premises as is not taken to as near its former condition as the circumstances will permit and Tenant shall do likewise with respect to all interior signs, trade fixtures, equipment, display cases, furniture, furnishings and other installations of Tenant.

Section 3. Allocation of the Award.

	All damages awarded for any such taking under the power of eminent domain, whether for the whole or a part of the premises, shall belong to and be the property of Landlord, whether such damages shall be awarded as compensation for diminution in value of the leasehold or for the fee of the premises; provided, however, that the Landlord shall not be entitled to any award made to Tenant for loss of or damage to Tenant's trade fixtures and removable personal property provided further that Landlord shall pay to Tenant out of such award the then unamortized amount of such of Tenant's leasehold improvements as shall be so taken less Landlord's cost of restoring the premises if such restoration is performed as provided in Section 2 of this Article.

Section 4 . Rental Refund.

	If this lease Is terminated as provided in this Article, all rent shall be paid up to the date of termination, and Landlord shall make an equitable refund of any rent paid by Tenant in advance and not yet earned.

Section S. "Taking" defined.

	A voluntary sale by Landlord to any public or quasi-public body, agency or person, corporate or otherwise, having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending shall be deemed to be a taking by eminent domain for the purposes of this Article.

Section 6. Temporary Taking.

	The requisitioning of the promises or any part thereof by military or other public authority for purposes arising out of a temporary emergency or other temporary situation or circumstance shall constitute a taking of the premises by eminent domain only when the use and occupancy by the requisitioning authority has continued for one hundred eighty (160) days, provided that for the duration of the use and occupancy of the premises by the requisitioning authority, Tenant's obligation to pay rent shall be reduced in the same proportion that the amount of the rentable floor area of the premises bears to the total rentable floor area, subject to Landlord's right to payment to Landlord of whatever compensation may be payable from the requisitioning authority for the use and occupation of the Premises for the period involved.
ARTICLE XIV
BANKRUPTCY - INSOLVENCY

	Tenant agrees that in the event all or substantially all of Tenant's assets. be placed in the hands of a receiver or trustee, and such receivership or trusteeship continues for a period of thirty (30) days, or should Tenant make an assignment for the benefit of creditors, or should Tenant institute any proceedings under the Bankruptcy Act as the same now exists or under any amendment thereof which may hereafter be enacted, or under any other act relating to the subject of bankruptcy wherein Tenant seeks to be adjudicated a bankrupt, or to be discharged of its debts, or to effect a plan of liquidation, composition or reorganization, or should any involuntary proceedings be filed against Tenant under such bankruptcy laws and Tenant consents thereto or acquiesces therein by pleading or default, such event shall constitute a material breach and default in this lease, and, in any such event and in addition to any and all rights or remedies of Landlord hereunder or by law provided, it shall be lawful for Landlord to declare the term hereof ended and to re-enter the promises and take possession thereof and remove all persons therefrom, and Tenant shall have no further claim thereon or hereunder.

ARTICLE XV
EFAULT, TERMINATION AND REMEDIES

Section 1   Default.

	Any of the following shall constitute a material breach and
default In this lease by Tenant:
	(1)	Tenant shall fail to comply with any of the terms, covenants or conditions of this lease and shall fail to remedy the same within fifteen (15 days after written notice from Landlord which specifies the nature of such default, a copy of which be forwarded to any mortgagee which shall have previously requested notice of any such default; or

(2)	Tenant shall abandon or vacate the premise for ten (10)
consecutive days after receipt of written notice from Landlord.
Landlord shall not be deemed to be in default in the performance of any obligation required to be performed by it hereunder unless and until it has failed to perform such obligation within fifteen (15) days after written notice by Tenant to Landlord specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than fifteen (15) days are required for its performance, then Landlord shall not be deemed to be in default if it shall commence such performance within such fifteen (15) day period and thereafter diligently prosecute the same to completion.

Section 2. Remedies.

	In the event of any breach of this lease by Tenant, which default shall remain uncured ten (10) days after written notice from Landlord, Landlord, in addition to other rights or remedies Landlord may have, shall have the right to:

(a) Immediately terminate Tenant's right to possession of the premises, and repossess the same by summary proceedings or other appropriate action, and Landlord shall thereupon be entitled to receive from Tenant all damages specified in California Civil Code Section 1951.2(a), including, without limitations the right to receive the worth at the time of the award, of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonable avoided; all of which damages to the extent specified In Section 1951.2
(b) shall be computed by allowing interest at the maximum rate permitted by law.

	(b)	Continue this lease in effect without terminating Tenant's
right to possession even though Tenant has breached this lease and abandoned the premises; and to enforce all of Landlord's rights and remedies under this lease, including the right to recover the rent as it becomes due under this lease; provided, however, that Landlord may at any time thereafter elect to terminate this lease for such previous breach by notifying Tenant in writing that Tenant's right to possession of the premises has been terminated.

ARTICLE XVI
ASSIGNMENT AND SUBLETTING

	Tenant shall not transfer' sublet, assign or hypothecate this lease of Tenant's interest in and to the premises by operation of law or otherwise without first procuring the written consent of Landlord, and any such Attempted transfer shall be void and of no force and effect.

	A transfer of Tenant's interest to another corporation in connection with a corporate reorganization of Tenant or the merger of Tenant into or consolidation of Tenant with another corporation or corporations shall not be deemed a transfer or assignment for purposes of this Article. Further, anything in this lease to the contrary notwithstanding, Tenant may, without Landlord's prior written consent, assign this lease to any successor to the entire business of Tenant or the major part thereof, provided that said successor acquires this lease as a result of a voluntary transaction between solvent parties.

ARTICLE XVII
PARKING AREA AND DRIVE-UP WINDOW

	Landlord hereby exclusively grants to the customers, patrons, employees suppliers and business invitees of Tenant a license to use those certain parking spaces denominated "Reserved Bank Parking" outlined in green on the plot plan of the subject property attached hereto as Exhibit B. Landlord reserves the sole, unconditional and exclusive right to use the spaces (or to enter into license or lease agreements with respect to such spaces) denominated "Building Reserved Parking", outlined in blue, on the attached Exhibit B.

	Landlord reserves the right to change the entrances, exits, traffic lanes and the boundaries and locations of such parking area or areas; provided, however, that said parking area shall at all times provide for the same number of spaces as specified hereinabove and on Exhibit B, subject to the same provisions as contained herein for each purpose, and the approval of Tenant, which approval shall not be unreasonably withheld.

	Tenant, in the use of said parking area, agrees to comply with such rules and regulations as Landlord may from time to time adopt for the orderly and proper operation of the parking areas.

	The drive-up unit as located on the plot plan of the subject property attached hereto as Exhibit B is to be built, maintained and controlled by Tenant at Tenant's sole cost and expense. Further-more, Tenant, at Tenant's sole cost and expense, is to build, pay and maintain the access lanes, retaining walls, and directional signing used in connection with the drive-up units, which access lanes are indicated on the Attached Exhibit B. So long as Tenant is not in default under the terms of this lease, Landlord exclusively grants to Tenant a license to use the property designated for drive-up window unit for access to its drive-up window units in the area outlined in red on the attached Exhibit B. Landlord also grants tenant a license to use the parking lot outlined in red on Exhibit B along with other tenants and customers of tenants or subtenants occupying the office building of Landlord.

ARTICLE XVIII
UTILITIES

	Landlord shall provide the necessary mains, ducts and conduits in order to bring water, gas, electricity, steam and telephone service to the premises. All means of distribution of such services within the premises shall be maintained by Tenant, at Tenant's expense, and Tenant shall pay directly for all such services. Tenant shall contract directly with the applicable utility to secure, at Tenant's expense, the installation of appropriate metering devices.

	Landlord may interrupt or suspend the supply of any such services to the premises in order to make any necessary repair or alteration to the building. There shall be no abatement in rent because of any such interruption or suspension; provided, however, that Landlord shall make such repair or alteration with reasonable diligence; and provided, further, that such repair or alteration shall not unreasonable interfere with Tenant's business In the premises.

	Tenant will provide its own janitorial services for the premises, at Tenant's sole cost and expense.

ARTICLE XIX
LIENS AND CLAIMS

	Landlord shall at all times have the right to post and to keep posted on the premises such notices provided for under or by virtue of the laws of the State of California for the protection of the premises from mechanic's liens or liens of a similar nature.

	Notwithstanding anything to the contrary herein contained, if Tenant shall in good faith contest the validity of any lien, claim or demand then Tenant shall, at its expense, defend itself and Landlord against the same, and shall pay and satisfy any final adverse judgment that may be rendered therein before the enforcement thereof against Landlord or the premises, and Tenant shall furnish to Landlord a surety bond satisfactory to Landlord in an amount equal to such contested lien, claim or demand indemnifying Landlord against liability for the same.

	Tenant shall not suffer or permit any mechanic's liens or any other claims or demands arising from any work of a Iteration' or repair, as herein provided, or otherwise, to be enforced against the premises or any part thereof, and Tenant agrees to hold Landlord and said premises free and harmless from all liability for any such liens, claims or demands, together with all costs and expenses in connection therewith.

ARTICLE XX
SIGNS AND NAME

	So long as Tenant continues to occupy the premises, the building shall be known as the Eldorado Bank Building. Tenant shall have the exclusive right to sign its portion of the building subject, to governmental; sign regulations All signs shall comply with all applicable local, state and federal laws, ordinances and regulations and shall be installed and maintained at Tenant's sole cost and expense. Prior to the placement of any signs, Tenant must first obtain the written approval of Landlord. The sign identifying the building as the "Eldorado Bank Building" shall be placed on the exterior wall adjacent to Tenant's premises and shall be subject to Landlord's approval as to design, which approval shall not be unreasonable withheld so long as the said sign is comparable to the standard Eldorado Bank sign.

ARTICLE-XXI
CONTINGENCIES

	The continuing effectiveness of this lease is contingent upon the following:
	(1)	Approval of the lease by the lender.

ARTICLE XXII
MISCELLANE0US

	Landlords Right of Access.

	Except for reasonable limitations imposed by the nature of Tenant's business, tenant shall permit Landlord or Landlord's agents or representatives to enter upon the premises for the purpose of inspecting, determining whether agreements herein contained are being complied with, for purposes of maintaining, repairing or altering the promises, or for the purpose of showing the premises to prospective tenants, purchasers, mortgagees, and/or beneficiaries under deeds of trust.

Section 2. Attorney's Fees.

	(a)	In the event Landlord shall, without any fault on the part
of Landlord, be made a party to any litigation commenced by or against Tenant growing out of or having relation to the premises or to this lease, then Tenant agrees to pay to Landlord, on demand, all costs and reasonable attorney's fees incurred by Landlord in any such litigation.

	(b)	Should either party hereto bring suit against the other any
dispute arising out of the subject matter of this lease, the prevailing party shall be entitled to reasonable attorney's fees and all costs reasonable incurred in preparation for such suit.

Section 3. Force Majeure.

	Subject to the provisions set forth elsewhere heroin, neither of the parties hereto shall be chargeable with, liable for, or responsible to the other for anything or in any amount for any delay caused by fire, earthquake, explosion, flood, hurricane, the, elements, acts of God or the public enemy, action or Interference of governmental authorities or agents, war, invasion, Insurrection, rebellion, riots, strikes or lockouts or any other cause whether similar or dissimilar to the foregoing which is beyond the control of such party and any delay due to said causes or any of them shall not be deemed a breach of or default in the performance of this lease, it being agreed that any time limit provision contained in this lease shall be extended for the same period of time lost by causes hereinbefore set forth; provided, however, this provision shall in no way alter or modify Tenant's obligation to pay rent or other sums pursuant to the terms of this lease.

Section 4. Surrender at End of Term.

	On the last day of the term or any extension hereof or on sooner termination hereof, Tenant shall quit and surrender the leased premises in as good condition as reasonable use thereof will permit, reasonable wear and tear and damage by act of God excepted, together with all alterations, additions and improvements, including trade fixtures which may have been made in, to or on the promises, except movable furniture or unattached movable trade fixtures put in at the expense of Tenant, and excepting such alterations, additions and improvements which Landlord, previous to such termination, shall have agreed In writing may be removed by Tenant.

	Subject to the provisions of Article IX, Tenant shall ascertain from Landlord within thirty (30) days prior to the termination of this lease, whether Landlord desires removal of any alterations, additions or improvements installed by or for Tenant at Tenant's expense, and thereupon Tenant shall promptly remove any thereof so designated by Landlord and shall repair and restore the premises as hereinabove specified, all at Tenant's expense. If Tenant, on or before the end of the term or sooner termination of this lease, falls to do said work of removal, repair and restoration, Landlord may cause said work to be done, and Tenant shall reimburse Landlord for all costs and expenses thereof; or at Landlord's option, the property not so removed shall be deemed to be abandoned by Tenant and shall become the sole property of Landlord.

Section S. Quiet Enjoyment.

	Landlord hereby covenants and agrees that so long as Tenant shall faithfully perform each and all of the terms and conditions required by it to be performed hereunder, Tenant shall have quiet and peaceful possession of the premises during the entire term hereof.

Section 6. Suitability of Premises.

	It is understood that neither Landlord nor any agent or representative of Landlord has made any warranty or other representation with respect to the premises or building or regarding the suitability of either for Tenant's use. The taking of possession of the premises by Tenant shall be conclusive that the premises and building were in satisfactory and acceptable condition at such time.

Section 7. Holding Over.

	In the event Tenant shall hold over the premises after the expiration of the term hereof with the consent of Landlord, either express or implied, such holding over shall be construed to be only a tenancy from month to month, subject to all the covenants, conditions and obligations hereof, and Tenant hereby agrees to pay Landlord the same rentals provided for by this lease for such additional time as Tenant shall hold such property.

Section 8. Relationship with Real Estate Broker.

	Tenant warrants that it has not had any relationship with any real estate broker or agent in regard to this lease upon which Landlord is or may become liable for commission or other compensation.

Section 9. Compliance with Governmental Regulations.

	Tenant shall, at its own cost and expense, promptly and property observe, comply with and execute, including the making of any alteration, addition or change to the premises, all present and future orders, regulations, directions, rules, laws, ordinances and requirements of all governmental authorities (including but not limited to state, municipal, county and federal governments and their departments, bureaus, boards and officials), arising from the use or occupancy of, or applicable to, the premises or the vaults, franchises or privileges appurtenant to or connected with the enjoyment of the premises. Tenant shall have the right to contest or review, by legal procedure or in such other manner as Tenant may deem suitable, at its own expense, any such order, regulation, direction, rule, law, ordinance or requirement and if able, may have the same cancelled, removed, revoked or modified, provided that Landlord is not subject to a criminal prosecution and that Landlord's title to the premises is not subject to forfeiture, and Tenant hereby agrees to indemnify and hold Landlord harmless from and against any civil liability as a result of any such contest or review. Any such proceedings shall be conducted promptly and shall include, if Tenant so decides, appropriate appeals. Whenever requirements become absolute after a contest, Tenant shall diligently comply with the same or so much thereof as shall have been judicially sustained.

Section 10.  Waiver.

	No waiver of any breach of any of the terms, covenants agreements, restrictions or conditions of this lease shall be construed as a waiver of any succeeding breach of the same or other covenants, agreements, restrictions and conditions hereof.

Section 11. Time of the Essence.

	Time is of the essence with respect to the performance of each and every provision of this lease.

Section 12.  Notices.

	Any notice required or permitted to be given hereunder shall be in writing and may be served personally or by mail. If served by mail, it shall be addressed as follows:

	Landlord:.

	Hon Development Company
	La Paz Professional Center,
	Suite 210
	25200 La Paz Road
	Laguna Hills, California 92653
	Attention:.  Mr. Barry Hon

Tenant:
	Eldorado Bank
	17434 Seventeenth Street
	Tustin, California 92680

	Attention: Mr. Dennis P. Frank

Any notice so given by mail shall be deemed received and effective forty-eight (48) hours after being deposited in the United States mail, registered or certified mail, return receipt-requested, postage prepaid and addressed as specified above. Either party may from time to time by written notice to the other specify a different address for notice purposes except that Landlord may in any event use the premises as Tenant's address for notice purposes.

 Section 13. Scope of Agreement.

This lease is and shall be considered to be the only agreement between the parties hereto, and all negotiations and oral agreements acceptable to both parties are included herein.

Section 14.  Estoppel Certificates.

	Tenant shall, at any time and from time to time, upon not less than twenty (20) days prior written request by Landlord, deliver a statement in writing certifying that this lease is unmodified and in full force and effect (or If there has been any modification thereof, that the same is in full force and effect, as modified and stating the modification or modifications) and the dates to which the rent and other charges have been paid in advance, if any. It is expressly understood and agreed that any such statement delivered pursuant thereto may be relied upon by any prospective purchaser of the fee or the mortgages or the trustee or beneficiary of any deed of trust of the fee of the premises.

Section 15.  Inurement.

	Each and all of the covenants, conditions and agreements herein contained shall inure to the benefit of Landlord and apply to and bind Tenant, their respective heirs, legatees, devisees, executors, administrators, successors, assigns, sublessees or any person who may come into possession of said premises or any part thereof if any manner whatsoever. Nothing in this section contained shall in any way alter the provisions relating to assignment or subletting hereinabove provided.

Section 16.  Assignment by Landlord.

	In the event Landlord shall sell or transfer the premises or any part thereof and as a part of said transaction shall assign its interest as Landlord in and to this lease, then from and after the effective date of said sale, assignment or transfer, Landlord shall have no further liability hereunder to Tenant except as to matters of liability which shall have accrued and be unsatisfied as of such date.

Section 17. Relationship of Parties.

	The relationship of the parties hereto is that of Landlord and Tenant, and it is expressly understood and agreed that Landlord does not in any way nor for any purpose become a partner of Tenant in the conduct of Tenant's business or otherwise, or a joint venturer with Tenant, and that the provisions of this lease and the agreements relating to rent payable hereunder are included solely for the purpose of providing a method whereby rental payments are to be measured and ascertained.

Section 18.  Captions and Terms.

	The captions of the paragraphs of this lease are for convenience only and are not a part of this lease and do not, in any way, limit or amplify the terms and provisions of this lease.

	Whenever the singular is used in this lease and, when required by the context, the same shall include the plural and the masculine gender shall include the feminine and neuter genders, and the word "person" shall include corporation, firm or association, and if Tenant or Landlord be more than one (1) person, the obligations imposed under this lease upon Tenant or Landlord shall be joint and several.

Section 19.  Short Form Lease.

	The parties hereto shall, concurrently with the execution of this lease execute and deliver a short form Memorandum of Lease for the purpose of recording the same.

Section 20.  Entire Agreement.

	This lease contains the entire agreement of the parties hereto with respect to the matters covered hereby, and not other previous Agreement, statement or promise made by and party hereto which is not contained herein shall be binding or valid.

	IN WITNESS WEJEREOR, the parties hereto have executed this Lease on the day and year first hereinabove written.


HON DEVELOPMENT COMPANY

Landlord



a California corporation
"Tenant"

	Eldorado Bank

EXHIBIT 10.10
STANDARD OFFICE LEASE GROSS

AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

1.	Basic Lease Provisions ("Basic Lease Provisions")

1.1	Parties: This Lease dated for reference purposes only October 15,
1997 is made by and between Universal Bank (herein called "Lessor") and Orange National Bank doing business under the name of (herein called "Lessee").

1.2	Premises: Suite Number(s) west wing, consisting of approximately
13,845 feet more or less, as defined in paragraph 2 and as shown on Exhibit "A" hereto (the "Premises".).

1.3	Building: Commonly described as being located at 1249 East Katella in the City of Orange County of Orange State of California as more particularly described In Exhibit "A" hereto, and as defined in paragraph 2.

1.4	Use:  Bank-Branch/ Office Use/ATM/Night Depository subject to paragraph 6.

1.5 Term:  Sixty-two months commencing November 7, 1997
("Commencement Date") and ending January 6, 2003 as defined In paragraph 3.

1.6	Base Rent:   $11,429.40 per month, payable on the lst day of each
month, per paragraph 4.1

1.7	Base Rent increase: On November 6, 1998 the monthly Base Rent payable under paragraph 1.6 above should be adjusted as provided in paragraph 4.3 below.

1.8	Rent Paid Upon Execution: $11,429.40

1.9	Security Deposit: $11,429.40

1.10	Lessee's Share of Operating Expense Increase: 64.6% as defined in paragraph 4.2.

2.	Premises, Parking and Common Areas.

2.1	Premises: The Premises are a portion of a building, herein
sometimes referred to as the "Building" Identified In paragraph 1.3 of the Basic Lease Provisions. "Building" shall include adjacent parking structures used in connection therewith. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office Building Project" Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions, paragraph 1.2, as the "Premises" including rights to the Common Areas as hereinafter specified.

2.2	Vehicle Parking: So long as Lessee is not in default and subject to the rules and regulations attached hereto, and as established by Lessor from time to time, Lessee shall be entitled to rent and use 19 parking spaces in the Office Building Project.

2.2.1	If Lessee commits, permits or allows any of the prohibited
activities described in the Lease or the rules then in effect then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Leases, which Cost shall be Immediately payable upon demand by Lessor.

2.2.2	The monthly parking rate per parking space will be $ -O-  per month at the commencement of the term of this Lease. Monthly parking fees shall be payable one month in advance prior to the first day of the calendar month.

2.3	Common Areas-Definition.  The term "Common Areas" Is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor. Lessee and of other lessees of the Office Building
Project and their respective employees, suppliers, shippers. Customers and invitees, including but not limited to common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

2.4	Common Areas-Rules and Regulations.  Lessee agrees to abide by and conform to the rules and regulations attached hereto as Exhibit B with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor of such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce said rules and regulations. Lessor shall not be responsible to Lessee for the noncompliance with said rules and regulations by other lessors, their agents, employees and invitees of the Office Building Project.

2.5	Common Areas-Changes.  Lessor shall have the right, in Lessor's sole discretion, from time to time:

	(a)	To make changes to the Building interior and exterior and
Common Areas, Including, without limitation, changes in the location, size, shape, number, and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, Ingress, egress, direction of traffic, decorative Wells, landscaped areas and walkways; provided however Lessor shall at all times provide the parking facilities required by applicable law:

	(b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Promises remains available;

	(c)	To designate other land and Improvements Outside the
boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and Improvements have a reasonable and functional relationship to the Office Building Project;

	(d)	To add additional buildings and Improvements to the Common
Areas;

	(e)	To use the Common Areas while engaged in making additional
Improvements, repairs or alterations to the Office Building Project, or any portion thereof:

	(f)	To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Office Building Project as Lessor may, In the exercise of sound business judgment deem to be appropriate.

3. Term.

3.1	Term. The term and Commencement Date of this lease shall be as specified in paragraph 1.5 of the Basic Lease Provisions.

3.2	Delay in Possession. Notwithstanding said Commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date and subject to paragraph 3.2.2, Lessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of Losses hereunder or extend the term hereof; but, in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee, as hereinafter defined: provided, however, that It Lessor shall not have delivered Possession of the Premises within sixty (60) days following said Commencement Date, as the same may be extended under the terms of a Work Letter executed by Lessor and Lessee, Lessee may, at Lessee's option, by notice In writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided, however, that, as to Lessee's obligations, Lessee first reimburses Lessor for all Costs incurred for Non-Standard Improvements and. as to Lessor's obligations, Lessor's all return any money previously deposited by Lessee (less any offsets due Lessor for Non Standard Improvements and provided further, that if such written notice by Lessee Is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

3.2.1	Possession Tendered-Defined.  Possession of the Premises shall be deemed tendered to Lessee ("Tender of Possession") when (1) the improvements to be provided by Lessor under this Lease are substantially completed (2) the Building utilities are ready for use In the Premises,
(3) Lessee has reasonable access to the Premises, and (4) ten (10) days shall have expired following advance written notice to Lessee of the occurrence of the matters described In (1), (2) and (3), above of this paragraph 3.2. 1.

3.2.2	Delays Caused by Lessee.  There shall be no abatement of rent and the sixty (60) day period following the Commencement Date before which Lessees right to cancel this Lease accrues under paragraph 3.2, shall be deemed extended to the extent of any delays caused by acts or omissions of Lessee, Lessee's agents, employees and contractors.

3.3	Early Possession. If Lessee occupies the Premises prior to said
Commencement Date, such occupancy shall be subject to all Provisions of this Lease, such occupancy shall not change the termination date, and Lessee shall pay rent for such occupancy.

3.4	Uncertain Commencement. In the event commencement of the Lease term
Is defined as the completion of the improvements, Lessee and Lessor shall execute an amendment to this Lease establishing the date of Tender of Possession (as defined In paragraph 3.2.1) or the actual taking of possession by Lessee whichever first occurs, as the Commencement Date.

4.	Rent

4.1	Base Rent. Subject to adjustment as hereinafter provided in
paragraph 4.3, and except as may be otherwise expressly provided in this Lease, Lessee to pay to Lessor the Base Rent for the Premises set forth in paragraph 1.6 of the Basic Lease Provisions, without offset or deduction. Lessee shall pay Lessor upon execution hereof the advance Base Rent described In paragraph 1.8 of the Basic Lease Provision Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable In Lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

4.2	Operating Expense Increase. Lessee shall pay to Lessor during the term hereof, In addition to the Base Rent, Lessee's Share, as hereinafter defined, of the amount by which all Operating Expenses, as hereinafter defined, for each Comparison Year exceeds the amount of all Operating Expenses for the Base Year, such excess being hereinafter referred to as the "Operating Expense Increase" in accordance with the following provisions:

	(a)	"Lessee's Share" is defined, for purposes of this Lease, as
the percentage set forth In paragraph 1.10 of the Basic Lease Provisions, which percentage has been determined by dividing the approximate square footage of the Premises by the total approximate square footage of the rentable space contained In the Office Building Project. It is understood and agreed that the square footage figures set forth In the Basic Lease Provisions are approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision except In connection with an actual change In the size of the Premises or a change In the space available for lease In the Office Building Project.

	(b) "Base Year" Is defined as the calendar year in which the Lease term commences.

	(c)	"Comparison Year" Is defined as each calendar year during the term of this Lease subsequent to the Base Year; provided, however, Lessee shall have no obligation to pay a share of the Operating Expense Increase applicable to the first twelve (12) months of the Lease Term (other than such as are mandated by a governmental authority, as to which government mandated expenses Lessee shall pay Lessee's Share, notwithstanding they occur during the first twelve (12) months). Lessee's Share of the Operating Expense Increase for the first and last Comparison Years of the Lease Term shall be prorated according to that portion of such Comparison Year as to which Lessee Is responsible for a share of such Increase,

	(d)	"Operating Expenses" is defined, for purposes of this Lease, to include all costs, It any, Incurred by Lessor In the exercise of Its reasonable discretion for the operation, repair, maintenance, and replacement, in neat, clean, safe, good order and condition, of the Office Building Project, Including but not limited to, the following:

		(aa) The Common Areas, Including their surfaces, coverings, decorative Items, carpets, drapes and window coverings, and Including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems. Common Area lighting facilities, building exteriors and roofs, fences and gates:

		(bb) All heating, air conditioning, plumbing, electrical systems, life safety equipment, telecommunication and other equipment used in common by or for the benefit of lessor occupants of the Office Building Project, including elevators and escalators, tenant directories, fire detection systems Including sprinkler system maintenance and repair.

			(ii)	Trash disposal, janitorial and security
services:

			(iii)	Any other service to be provided by Lessor that
is elsewhere in this Lease stated to be an "Operating Expense":

			(iv)	The cost of the premiums for the liability and
properly insurance policies to be maintained by Lessor under paragraph 8 hereof:

			(v)	The amount of the real properly taxes to be paid
by Lessor under paragraph 10.1 hereof;

			The cost of water, sewer, gas, electricity, and other publicly mandated services to the Office Building Project;

		(vi)	Labor, salaries and applicable fringe benefits
and costs, materials, supplies and tools, used in maintaining and/or cleaning the Office Building Project and accounting and a management fee attributable to the operation of the Office Building Project:

		(vii)	Replacing and/or adding Improvements mandated by
any governmental agency and any repairs or removals necessitated thereby amortized over Its useful life according to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then reasonable In the judgment of Lessee's accountants):

		(ix)	Replacements of equipment or improvements that
have a useful life for depreciation purposes according to Federal income tax guidelines of five (5) years or less, as amortized over such life.

	(e)	Operating Expenses shall not Include the costs of
replacements of equipment or improvements that have a useful life for Federal income tax purposes In excess of five (5) years unless it is of the type described in paragraph 4.2(d)(viii). In which case their cost shall be included as above provided.

	(f)	Operating Expenses shall not include any expenses paid by any lessee directly to third parties or as to which Lessor is otherwise reimbursed by any third party, other tenant, or by Insurance proceeds.

	(g)	Lessee's Share of Operating Expense Increase shall be payable by Lessee after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. An amount will be estimated by Lessor from time to time in advance of Lessee's Share of the Operating Expense Increase for any Comparison Year, and the same shall be payable monthly as Lessor shall designate, during each Comparison Year of the Lease term, on the same day as the Base Rent Is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expense
Increase as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each Comparison Year a reasonably detailed statement showing Lessee's Share of the actual Operating Expense Increase Incurred during such year. If Lessee's payments under this paragraph
4.2(g) during said Comparison Year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expense Increase next falling due. If Lessee's payments under this paragraph during said Comparison Year were less than Lessee's Share as Indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement, Lessor and Lessee shall forthwith adjust between them by cash payment any balance determined to exist with respect to that portion of the last Comparison Year for which Lessee is responsible as to Operating Expense Increases. notwithstanding that the Lease term may have terminated before the end of such Comparison Year.

4.3 Rent Increases

4.3.1	At times set forth in paragraph 1.7 of the Basic Lease Provisions, the monthly Base Rent payable under paragraph 4.1 of this Lease in the Consumer Price Index of the Bureau of Labor Statistics Of the Department of Labor for All Urban Consumers (1967=100) All Items for the city nearest the location of the Building, herein referred to as "C.P.I."
since the date of this Lease.

4.3.2	The monthly Base Rent payable pursuant to paragraph 4.3.1 shall be calculated as follows: the Base Rent payable for the first month of the term of this Lease, as set forth in paragraph 4.1 of this Lease, shall be multiplied by a fraction the numerator of which shall be the CPI of the calendar month during which the adjustment Is to take effect, and the denominator of which shall be the CPI for the calendar month in which the original Lease term commences. The sum so calculated shall constitute the new monthly Base Rent hereunder, but, in no event, shall such new monthly Base Rent be less than the Base Rent payable for the month Immediately preceding the date for the rent adjustment.

4.3.3	In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI, shall be used to make such calculations. In the event that Lessor and Lessee cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in the County in which the Premises are located, In accordance with the then rules of said association and the decision of the arbitrators shall be binding upon the parties. notwithstanding one party failing to appear after due notice of the proceeding. The cost of said Arbitrators shall be paid equally by Lessor and Lessee.

4 3.4	Lessee shall continue to pay the rent at the rate previously in effect until the increase, if any. is determined. Within five (5) days following the date on which the increase is determined, Lessee shall make such payment to Lessor as will bring the increased rental current commencing with the effective date of such increase through the date of any rental installments then due. Thereafter the rental shall be paid at the increased rate.

5.	Security Deposit.  Lessee shall deposit with Lessor upon execution hereof the security deposit set forth in paragraph 1.9 of the Basic Lease Provisions as security for Lessee's faithful performance of Lessee's obligations hereunder, If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. If the monthly Base Rent shall, from time to time, increase during the term of this Lease, Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by Lessor shall at all times bear the same proportion to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth In paragraph 1.6 of the Basic Lease Provisions.
Lessor shall not be required to keep said security deposit separate from its general accounts. It Lessee performs all of Lessee's obligations hereunder. said deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit

6. Use.

6.1	Use.  The Premises shall be used and occupied only for the purpose set forth in paragraph 1.4 of the Basic Lease Provisions or any other use which is reasonably comparable to that use and for no other purpose.

6.2	Compliance with Law

	(a)	Lessor warrants to Lessee that the Premises, in the state
existing on the date that the Lease term commences, but without regard to alterations or improvements made by Lessee or the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record. or any applicable building code, regulation or ordinance in effect on such Lease term Commencement Date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation.

	(b)	Except as provided In paragraph 6.2(a) Lessee shall, at
Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come Into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating In any manner to the Premises and the occupation and use by Lessee of the Premises. Lessee
shall conduct its business in a lawful	manner and shall not use or
permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance of shall tend to disturb other occupants of the Office Building Project.

6.3	Condition of Premises.

(b) Lessor shall deliver the Premises to Lessee in a clean Condition on the Lease Commencement Date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, air conditioning, and heating system in the Premises shall be in good operating condition In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation.

(b)	 Except as otherwise provided in this Lease, Lessee hereby
accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal. county and state laws, ordinances and regulations governing and regulating the use of the Premises. and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that It has satisfied itself by Its own independent investigation that the Premises are suitable for its intended use, and that neither Lessor nor Lessor's agent or agents has made any representation or warranty as of the present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Lessee's business.

7.	Maintenance, Repairs, Alterations and Common Area Services.

7.1	Lessor's Obligations. Lessor shall keep the Office Building
Project, including the Premises interior and exterior walls, roof and common areas, and the equipment whether used exclusively for the Premises or in common with other premises, in good condition and repair, provided, however, Lessor shall not be obligated to paint, repair or replace wall coverings, or to repair or replace any improvements that are not ordinarily a part of the Building or are above then Building standards. Except as provided in paragraph 9.5, there shall be no abatement of rent or liability of Lessee on account of any Injury or Interference with Lessee's business with respect to any improvements, alterations or repairs made by Lessor to the Office Building Project or any part thereof. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

7.2	Lessee's Obligations.  Notwithstanding Lessor's obligation to keep the Premises in good condition and repair, Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Lessee shall be responsible for the cost of painting, repairing or replacing wall coverings and to repair or replace any Premises improvements that are not ordinarily a part of the Building or that are above then Building standards. Lessor may, at its option upon reasonable notice elect to have Lessee perform any particular such maintenance or repairs the cost of which is otherwise Lessee's responsibility hereunder.
	(b) On the last day of the term hereof, or on any sooner termination. Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Lessee. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Except as otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall, paneling, ceilings and plumbing on the Premises and in good operating condition.

7.3	Alterations and Additions.	Lessee shall not without Lessor's
prior written consent make any alterations, improvements, additions, Utility Installations or repairs in, on or about the Premises, or the Office Building Project. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment. At the expiration of the term, Lessor may require the removal of any or all of said alterations, improvements, additions or Utility Installations, and the restoration of the Premises and the Office Building Project to their prior condition, at Lessee's expense. Should Lessor permit Lessee to make its own alterations, improvements, additions or Utility Installations. Lessee shall use only such contractor as has been expressly approved by Lessor, and Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to Insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, or use a contractor not expressly approval by Lessor, Lessor may, at any time during the term of this Lease require that Lessee remove any part or all of the same.

	(b)	Any alterations, improvements, additions or Utility
Installations in or about the Premises or the Office Building Project that Lessee shall desire to make shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent to Lessee's making such alteration, improvement, addition or Utility Installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Lessor prior to the commencement of the work, and compliance by Lessee with all conditions of said permit in a prompt and expeditious manner.

	(c)	Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, the Building or the Office Building Project, or any interest therein.

	(d)	Lessee sha11 give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises by Lessee, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law If Lessee shall, in good faith. contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse Judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, the Building or the Office Building Project, upon the condition that If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim, In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys' fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest so to do.

	(e)	All alterations, improvements, additions and Utility
Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made to the Premises by Lessee, including but not limited to, floor coverings, panelings, doors, drapes, built-ins, moldings, sound attenuation, and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done In a good and workmanlike manner and of good and sufficient quality and materials shall be the properly of Lessor and remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor require their removal pursuant to paragraph 7.3(a). Provided Lessee is not In default, notwithstanding the provisions of this paragraph 7.3(e), Lessee's personal properly and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

	(f)	Lessee shall provide Lessor with as-built plans and
specifications for any alterations, improvements, additions or Utility Installations.

7.4	Utility Additions.  Lessor reserves the right to Install new or additional utility facilities throughout the Office Building Project for the benefit of Lessor or Lessee, or any other lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, communication systems, and fire protection and detection systems, so long as such Installations do not unreasonably Interfere with Lessee's use of the Premises.

8.	Insurance; Indemnity.

8.1	Liability Insurance-Lessee.  Lessee shall, at Lessee's expense, obtain and keep In force during the term of this Lease a policy of Comprehensive General Liability insurance utilizing an Insurance Services Office standard form in an amount of not less than $1,000,000 per occurrence of bodily Injury and property damage combined and shall insure Lessee with Lessor as an additional Insured against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

8.2	Liability Insurance-Lessor.  Lessor shall obtain and keep In force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Broad Form Property Damage insurance, plus coverage against such other risks Lessor deems advisable from time to time, insuring Lessor, but not Lessee, against liability arising out of the ownership, use, occupancy or maintenance of the Office Building Project In an amount not less than $5,000.000.00 per occurrence.

8.3	Property insurance-Lessee.  Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease for the benefit of Lessee, replacement cost fire and extended coverage Insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage endorsements, in an amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time of all of Lessee's personal property, fixtures, equipment and tenant Improvements.

8.4	Property Insurance-Lessor.  Lessor shall obtain and keep In force during the term of this Lease a policy or policies of Insurance covering loss or damage to the Office Building Project Improvements, but not Lessee's personal property, fixtures, equipment or tenant Improvements, In the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form, or equivalent, providing protection against all perils Included within the classification of fire, extended coverage, vandalism, malicious mischief, plate glass, and such other perils as Lessor deems advisable or may be required by a lender having a lien on the Office Building Project. In addition. Lessor shall obtain and keep In force, during the term of this Lease, a policy of rental value Insurance covering a period of one year, with loss payable to Lessor, which Insurance shall also cover all Operating Expenses for said period. Lessee will not be named in any such policies carried by Lessor and shall have no right to any proceeds therefrom. The policies required by these paragraphs 8.2 and 8.4 shall contain such deductibles as Lessor or the aforesaid lender may determine.
 In the event that the Premises shall suffer an Insured loss as defined in paragraph 9.10 hereof, the deductible amounts under the applicable Insurance policies shall be deemed an Operating Expense. Lessee shall not do or permit to be done anything which shall invalidate the Insurance policies carried by Lessor. Lessee shall pay the entirety of any increase in the property Insurance premium nor the Office Building Project over what it was Immediately prior to the commencement of the term of this Lease If the Increase is specified by Lessor's Insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

8.5	Insurance Policies.  Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.l or certificates evidencing the existence and amounts of such Insurance within seven (7) days after the Commencement Date of this Lease. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals thereof.

8.6	Waiver of Subrogation.  Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other, for direct or consequential loss or damage arising out of or Incident to the perils covered by property insurance carried by such party, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. If necessary all property Insurance policies required under this Lease shall be endorsed to so provide.

8.7	Indemnity Lessee shall Indemnity and hold harmless Lessor and its agents, Lessor's master or ground lessor, partners and lenders, from and against any and all claims for damage to the person or property of anyone or any entity arising from Lessee's use of the Office Building Project, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee In or about the Premises or elsewhere and shall further Indemnity and hold harmless Lessor from and against any and all Claims, Costs and expenses arising from any breach or default In the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, employees, or invitees, and from and against all costs, attorney's fees, expenses and liabilities Incurred by Lessor as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and In dealing reasonably therewith, Including but not limited to the defense or pursuit of any claim or any action or proceeding involved, therein; and In case any action or proceeding be brought against Lessor by reason of any such matter, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee In such defense. Lessor need not have first paid any such claim In order to be so indemnified. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or Injury to persons, In, upon or about the Office Building Project arising from any cause and Lessee hereby waives all claims In respect thereof against Lessor.

8.8	Exemption of Lessor from Liability.  Lessee hereby agrees that
Lessor shall not be liable for Injury to Lessee's business or any loss of Income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, Customers, or any other person In or about the Premises or the Office Building Project, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees. agents or contractors, whether such damage or injury Is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or Injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources Of places, or from new construction or the repair, alteration or improvement of any part of the Office Building Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or Injury or the means of repairing the same is inaccessible, Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Office Building Project, nor from the failure of Lessor to enforce the provisions of any other lease of any other lessee of the Office Building Project.

8.9	No Representation of Adequate Coverage.  Lessor makes no
representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee's property or obligations under this Lease.

9.	Damage or Destruction.

9.1	Definitions.

	(a)	"Premises Damage" shall mean if the Premises are damaged or
destroyed to any extent.

	(b)	"Premises Building Partial Damage" shall mean if the
Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair Is less than fifty percent (60%) of the then Replacement Cost of the building.

	(c)	"Premises Building Total Destruction" shall mean if the
Building of which the Premises are a part Is damaged or destroyed to the extent that the Cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Building.

	(d)	"Office Building Project Buildings" shall mean all of the
buildings on the Office Building  Project site.

	(e)	"Office Building Project Buildings Total Destruction" shall
mean If the Office Building Project Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent (50%) or more of the then Replacement Cost of the Office Building Project Buildings.

	(f)	"Insured Loss" shall mean damage or destruction which was
caused by an event required to be covered by the Insurance described in paragraph 5. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

	(g)	"Replacement Cost" shall mean the amount of money necessary
to be spent In order to repair or rebuild the damaged area to the condition that existed Immediately prior to the damage occurring, excluding all Improvements made by lessees, other then those Installed by Lessor at Lessee's expense.

9.2 Premises Damage; Premises Building Partial Damage.

	(a)	Insured Loss: Subject to the provisions of paragraphs 9.4 and
9.5, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either
Premises Damage or Premises Building Partial Damage, then Lessor shall, as soon as reasonably possible and to the extent the required materials and labor are readily available through usual commercial channels, at
Lessor's expense,	repair such damage (but not Lessee's fixtures,
equipment or tenant improvements originally paid for by Lessee) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect

	(b)	Uninsured Loss: Subject to the provisions of paragraphs 9.4
and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense). which damage prevents Lessee from making any substantial use of the Premises. Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of Such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage

9.4 Promises Building Total Destruction; Office Building Project Total Destruction. Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, which falls Into the classifications of either (I) Premises Building Total Destruction, or (11) Office Building Project Total Destruction, then Lessor may at Lessor's option either (I) repair such damage or destruction as soon as reasonably possible at Lessor's expense (to the extent the required materials are readily available through usual commercial channels) to Its condition existing at the time of the damage, but not Lessee's fixtures, equipment or tenant Improvements, and this Lease shall continue in full force and effect, or
(II) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

9.4	Damage Near End of Term.

	(a)	Subject to paragraph 9.4(b), if at any time during the last
twelve (12) months of the term of this Lease there Is substantial damage to the Premises, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

	(b)	Notwithstanding paragraph 9.4(a), in the even that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it Is to be exercised at all no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Damage during the last twelve (12) months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant Improvements, as soon as reasonably possible and this Lease shall continue In full force and effect. If Lessee fails to exercise such option during said twenty (20) day period then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period notwithstanding any term or provision in the grant of option to the contrary.

9.5	Abatement of Rent; Lessor's Remedies.

	(a)	In the event Lessor repairs or restores the Building or
Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Lessee's Share of Operating Expense Increase) for the period during which such damage, repair or restoration Continues shall be abated, provided (1) the damage was not the result of the negligence of Lessee, and (2) such abatement shall only be to the extent the operation and profitability of Lessee's business as operated from the Premises is adversely affected. Except for said abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

	(b)	If Lessor shall be obligated to repair or restore the
Premises or the Building under the provisions of this Paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such occurrence, or if Lessor shall not complete the restoration and repair within six (6) months after such occurrence. Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration.
 In such event this Lease shall terminate as of the date of such notice.

	(c)	Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

9.6 Termination-Advance Payments. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

9.7	Waiver.  Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10.	Real Property Taxes.

10.1	Payment of Taxes.  Lessor shall pay the real properly tax, as defined in paragraph 10.3, applicable to the Office Building Project subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2.

10.2	Additional Improvements.  Lessee shall not be responsible for paying any increase in real property tax specified In the tax assessor's records and work sheets as being caused by additional improvements placed upon the Office Building Project by other lessees or by Lessor for the exclusive enjoyment of any other lessee. Lessee shall, however, pay to Lessor at the lime that Operating Expenses are payable under paragraph 4,2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee of at Lessee's request.

10.3	Definition of "Real Property Tax" As used herein, the term "real properly tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than Inheritance, personal income or estate taxes) Imposed on the Office Building Project or any portion thereof by any authority having the direct or Indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof. as against any legal or equitable interest of Lessor in the Office Building Project or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Office Building Project. The term "real property tax" shall also include any tax, fee levy, assessment or charge (I) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove Included within the definition of "real properly tax" or (II) the nature of which was hereinbefore included within the definition of "real property tax:' or (III) which is imposed for a service on but not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a change in ownership, as defined by applicable local statutes for property tax purposes, of the Office Building Project or which is added to a tax or charge hereinbefore included within the definition of real property lax by reason of such change of ownership, or (v) which is Imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof

10.4	Joint Assessment If the improvements or properly the taxes for which are to be paid separately by Lessee under paragraph 10 2 or 10 5 are not separately assessed, Lessee's portion of that tax shall be equitably determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other Information (which may include the cost of construction) as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

10.5	Personal Property Taxes.

	(a)	Lessee shall pay prior to delinquency all taxes assessed
against and levied upon trade fixtures, furnishings, equipment and all other personal properly of Lessee contained In the Premises or elsewhere.

	(b)	If any of Lessee's said personal property shall be assessed
with Lessor's real properly, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. Utilities.

11.1	Services provided by Lessor.  Lessor shall provide heating,
ventilation, air conditioning, and janitorial service as reasonably required able amounts of electricity for normal lighting and office ATM machines, water for reasonable and normal drinking and lavatory use, and replacement light bulbs and/or fluorescent tubes and ballasts for standard overhead fixtures.

11.2	Services Exclusive to Lessee.  Lessee shall pay for all water. gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay at Lessor's option, either Lessee's Share or p reasonable proportion to be determined by Lessor of all charges jointly metered with other premises In the Building.

11.3	Hours of Service.  Said services and utilities shall be provided during generally accepted business days and hours or such other days or hours as may hereafter be set forth. Utilities and services required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof.

11.4	Excess Usage by Lessee, Lessee shall not make connection to the utilities except by or through existing outlets and shall not install of use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the Office Building Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessor may, in its sole discretion, install at Lessee's expense supplemental equipment and/or separate metering applicable to Lessee's excess usage or loading,

11.5	Interruptions.  There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdowns accident, repair or other cause beyond Lessor's reasonable control or In cooperation with governmental request or directions.

12. Assignment and Subletting. 	See Paragraph 56

12.1	Lessor's Consent Required.  Lessee shall not voluntarily or by operation of law assign, transfer. mortgage, sublet. or otherwise transfer or encumber all or any part of Lessee's interest In the Lease or In the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder In a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material default and breach of this Lease without the need for notice to Lessee under paragraph 13.1."Transfer" within the meaning of this paragraph 112 shall include the transfer or transfers aggregating: (a) if Lessee Is a corporation, more than twenty-five percent (25%) of the voting stock of such corporation or (b) if Lessee is a partnership, more than twenty-five percent (25%) of the profit and loss participation In such partnership.

12.2	Lessee Affiliate.  Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or Is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate"; provided that before such assignment shall be effective, (a) said assignee shall assume, in full, the obligations of Lessee under this Lease and (b) Lessor shall be given written notice of such assignment and assumption. Any such assignment shall not, In any way, affect or limit the liability of Lessee under the terms of this Lease even if alter such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

12.3	Terms and Conditions Applicable to Assignment and Subletting.
Regardless of Lessor's consent, no assignment or subletting shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the rent and other Sums due Lessor hereunder including Lessee's Share of Operating Expense Increase, and to perform all other obligations to be performed by Lessee hereunder.

	(b)	Lessor may accept rent from any person other than Lessee
pending approval or disapproval of such assignment.

	(c)	Neither a delay In the approval or disapproval of such
assignment or subletting, nor the acceptance of rent, shall constitute a waiver or Lessor's right to exercise Its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease.

	(d)	If Lessee's obligations under this Lease have been guaranteed by third parties, then an assignment or sublease and Lessor's consent thereto shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

	(e)	The consent by Lessor to any assignment or subletting shall
not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee, However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease: however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Lessee or sublessee under this Lease or such sublease.

	(f)	In the event of any default under this Lease, Lessor may
proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, Including the sublettee, without first exhausting Lessor's remedies against any other person or entity responsible therefore to Lessor, or any security held by Lessor or Lessee.

	(g)	Lessor's written consent to any assignment or subletting of
the Premises by Lessee shall not constitute an acknowledgement that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

	(h)	The discovery of the fact that any financial statement relied upon by Lessor in giving its consent to an assignment or subletting was materially false shall at Lessor's election, render Lessor's said consent null and void.

12.4	Additional Terms and Conditions Applicable to Subletting.
Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

	(a)	Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore of hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease provided, however, that until a default shall occur In the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby Irrevocably authorizes and directs any such subleases, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublease shall have the right to rely upon any such statement and request from Lessor and that such sublessee shall pay such rents to Lessor without any obligation or right to Inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said subleases or Lessor for any such rents so paid by said sublessee to Lessor,

	(b)	No sublease entered Into by Lessee shall be effective unless and until it has been approved In writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublessee as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublease shall, by reason of entering Into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or Inconsistent with provisions contained In a sublease to which Lessor has expressly consented In writing.

	(c)	In the event Lessee shall default in the performance of Its
obligations under this Lease, Lessor at its option and, without any obligation to do 30, may require any sublessee to attorn to Lessor, In which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such subleases to Lessee or for any other prior defaults of Lessee under such sublease.

	(d)	No sublessee shall further assign or sublet all or any part
of the Premises without Lessor's prior written consent.

	(e)	With respect to any subletting to which Lessor has consented,
Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within three (3) days after service of said notice of default upon such sublessee, and the subleases shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

12.5	Lessee's Expenses.  In the event Lessee shall assign or sublet the
Premises or request the consent of Lessor to any assignment or subletting or If Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable costs and expenses incurred In connection therewith, Including attorneys:
architects: engineers' or other consultants' fees.

12.6	Conditions to Consent. Lessor reserves the right to condition any approval to assign or sublet upon Lessor's determination that (a) the proposed assignee or sublessee shall conduct a business on the Premises of a quality substantially equal to that of and consistent with the general character of the other occupants of the Office Building Project and not In violation of any exclusives or rights then hold by other tenants, and (b) the proposed assignee or sublets to at least as financially responsible as Lessee was expected to be at the time of the execution of this Lease or of such assignment or subletting, whichever Is greater.

13.	Default; Remedies

13.1	Default. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

	(a)	The vacation or abandonment of the Premises without payment
of rent by Lessee.

	(b)	The breach by Lessee of any of the covenants, conditions or
provisions of paragraphs 7.3(a), (b) or (d) (alterations), 12.1
(assignment or subletting), 13.1(a) (vacation or abandonment), 13.1(e) (insolvency), 13.1(f) (false statement), 16(a) (estoppel certificate), 30(b) (subordination), 33 (auctions), or 41.1 (easements), all of which are hereby deemed to be material, non-curable defaults without the necessity of any notice by Lessor to Lessee thereof.

	(c)	The failure by Lessee to make any payment of rent or any
other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph. The failure by Lessee to observe or perform any of the covenants. conditions or provisions of this Lease to be observed or performed by Lessee other than those referenced in subparagraphs (b) and (c), above. where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee: provided. however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

	(d)	(I) The making by Lessee of any general arrangement or
general assignment for the benefit of creditors: (if) Lessee becoming a "debtor" as defined in 11 U.S.C. 101 or any successor statute thereto (unless, in the case of, a petition filed against Lessee. the same is dismissed within sixty (60) days (III) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's Interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect.

	(e)	The discovery by Lessor that any financial statement given to
Lessor by Lessee, or its successor in interest or by any guarantor of Lessee's obligation hereunder, was materially false.

13.2	Remedies.  In the event of any material default or breach of this
Lease by Lessee. Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

	(a)	Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender Possession of the Premises to Lessor, In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering Possession of the Premises; expenses of retailing, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease.

	(b)	Maintain Lessee's right to possession in which Case this
Lease shall continue in effect whether or not Lessee shall have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, Including the right to recover the rent as it becomes due hereunder.

	(c)	Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

13.3	Default by Lessor.  Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default If Lessor commences performance within such 30-day period and thereafter diligently pursues the same to completion.

13.4	Late Charges.  Lessee hereby acknowledges that late payment by
Lessee to Lessor of Base Rent, Lessee's Share of Operating Expense Increase or other Sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to be certain. Such Costs include, but are not limited to processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, Operating Expense Increase. or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount. nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14.	Condemnation.  If the Premises or any portion thereof or the Office
Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the Office Building Project are taken by such condemnation as would substantially and adversely affect the operation and profitability of Lessee's business conducted from the Premises, Lessee shall have the option, to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or In the absence of such notice, within thirty (30) days after the condemning authority shall have taken Possession, to terminate this Lease as of the date the condemning authority takes such possession, If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent and Lessee's Share of Operating Expense Increase shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common
Areas taken shall be excluded from the Common Areas Usable by Lessee and no reduction of rent shall occur with respect thereto or by reason thereof, Lessor shall have the option In its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Lessee of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any Dart of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution In value of the leasehold or for the taking of the fee, or as severance damages, provided, however that Lessee shall be entitled to any separate award for loss of or damage to Lessee's trade fixtures, removable personal properly and unamortized tenant improvements that have been paid for by Lessee. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this Lease Is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor In connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15.	Broker's Fees

	(a)	The brokers involved in this transaction are Dan Mitchell,
Voit as "listing broker" and     Brian Doner Daum  as "Cooperating
broker," licensed real estate broker(s). A "cooperating broker" is defined as any broker other than the listing broker entitled to a share of any commission arising under this Lease. Upon execution of this Lease by both parties, Lessor shall pay to said brokers jointly, or In such separate shares as they may mutually designate In writing, a fee as set forth in a separate agreement between Lessor and said broker(s), for brokerage services rendered by said broker(s) to Lessor In this transaction.

16.	Estoppel Certificate.

	(a)	Each party (as "responding party") shall at any time upon not less than ten (10) days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (I), certifying that this Lease is unmodified and in full force and effect (or, it modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, it any, and (ii) acknowledges that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying Such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project or of the business of Lessee.

	(b)	At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (I) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults In the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

	(c)	If Lessor desires 10 finance, refinance, or sell the Office
Building Project, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth,

17.	Lessor's Liability.  The term "Lessor" as Used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee's interest in a ground lease of the Office Building Project, and except as expressly provided in paragraph 15, In the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an Interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership

18.	Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

19.	Interest on Past-due Obligations.  Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law or judgments from the date due.
 Payment of such interest shall not excuse or cure any default by Lessee under this Lease: provided, however, that Interest shall not be payable on late charges Incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20.	Time of Essence.  Time is of the essence with respect to the obligations to be performed under this Lease.

2I.	Additional Rent All monetary obligations of Lessee to Lessor under the terms of this Lease, Including but not limited to Lessee's Share of Operating Expense Increase and any other expenses payable by Lessee hereunder shall be deemed to be rent.

22.	Incorporation of Prior Agreements; Amendments.  This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated In this Lease, Lessee hereby acknowledges that neither the real estate broker listed In paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Office Building Project and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations In effect during the term of this Lease.

23.	Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently gives if delivered or addressed to Lessee or to Lessor at the address noted below or adjacent to the signature of the respective parties, as the case may be.
 Mailed notices shall be deemed given upon actual receipt at the address required or forty-eight hours following deposit In the mall, postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24.	Waivers. No waiver by Lessor of an provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provisions Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

26.	Holding Over.  If Lessee, with Lessor's consent, remains in
possession of the Premises or any part thereof after the expiration of the term hereof such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the rent payable shall be one-hundred twenty-five percent (125%) of the rent payable immediately preceding the termination date of this Lease, and all Options, it any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy

27.	Cumulative Remedies.  No remedy or election hereunder shall be deemed exclusive but shall, wherever possible. be cumulative with all other remedies at law or in equity.

28.	Covenants and Conditions.  Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29.	Binding Effect; Choice of Law.  Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, Successors and assigns. This Lease shall be governed by the laws of the State where the Office Building Project 13 located and any litigation concerning this Lease between the parties hereto shall be Initiated In the county In which the Office Building Project Is located.

30.	Subordination.

	(a)	This Lease, and any Option or right of first refusal granted hereby, at Lessor's option, shall be subordinate to any ground lease, Mortgage deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals. modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to Its terms.
If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease. and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

	(b)	Lessee agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and In Lessee's name, place and stead, to execute such documents In accordance with this paragraph 30(b).

31.	Attorneys' Fees

31.1	If either party or the broker(s) named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal thereon, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued to decision or judgment. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

31.2	The attorneys' fee award shall not be computed In accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably Incurred In good faith.

31.3	Lessor shall be entitled to reasonable attorneys' fees and all other costs and expenses Incurred In the preparation and service of notice of default and consultations In connection therewith, whether or not a legal transaction Is subsequently commenced In connection with such default

32.	Lessor's Access

32.1	Lessor and Lessor's agents shall have the right to enter the
Premise any services required of Lessor showing the same to prospective purchasers, lenders, or lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Lessor may reasonably deem necessary or desirable and the erecting, using, and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee's use of the Premises. Lessor may at any time place on or about the Building any ordinary A For Sale signs and Lessor may at any time during the last 120 days of the term hereof place on any ordinary "For Lease".

32.2	All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

32 3	Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and safes, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forcible or unlawful entry or detainer of the Premises or an eviction, Lessee waives any charges for damages or injuries or interference with Lessee's Property or business in connection therewith.


33.	Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

34.	Signs. Lessee shall not place any sign upon the Premises or the
Office Building Project without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Office
Building Project.

35.	Merger.  The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof. or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36.	Consents. Except for paragraphs 33 (auctions) and 34 (signs)
hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withhold or delayed.

37.	Guarantor.  In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38.	Quiet Possession.  Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the office Building Project.

39.	Options.

39.1	Definition.  As Used in this paragraph the word "Option" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option of right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Office Building Project or other property of Lessor or the right of first other to lease other space within the Office Building Project or other property of Lessor; (3) the right or option to Purchase the Premises or the Office Building Project, or the right of first refusal to purchase the Premises or the Office Building Project or the right of first offer to purchase the Premises or the Office Building Project, or the right or option to purchase other property of Lessor. or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

39.2	Options Personal.  Each Option granted to Lessee in this Lease is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does 50 without the Intent of thereafter assigning this Lease or subletting the Promises or any portion thereof, and may not be exercised or be assigned, voluntarily or Involuntarily, by or to any person or entity other than Lessee; provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined In paragraph 12.2 of this Lease. The Options, If any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner either by reservation or otherwise.

39.3	Multiple Options.  In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

39.4	Effect of Default on Options.

	(a)	Lessee shall have no right to exercise an Option,
notwithstanding any provision in the grant of Option to the contrary, (1) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(c) or 13.1(d) and continuing until the noncompliance alleged in said notice of default 13 cured, or (if) during the period of time commencing on the day after a monetary obligation to Lessor Is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation 13 paid, or (111) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, during the 12 month period of time Immediately prior to the time that Lessee attempts to exercise the subject Option, (iv) It Lessee has committed any non-curable breach, Including without limitation those described in Paragraph 13.1(b), or is otherwise In default of any of the terms, covenants or conditions of this Lease.

	(b)	The period of time within which an Option may be exercised
shall not be extended or enlarged by reason of Lessee's Inability to exercise an Option because of the provisions of paragraph 39.4(a). I

	(c)	All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (I) Lessee falls to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (if) Lessee falls to commence to cure a default specified in paragraph 13.1(d) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee falls thereafter to diligently prosecute said cure to completion, or (iii)
Lessor gives to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13,1(d), whether or not the defaults are cured, or
(iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms. covenants and conditions of this Lease. 40.Security Measures-Lessor's Reservations.

40.1	Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building Project. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties, Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Office Building Project or any part thereof. in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b),

40.2	Lessor shall have the following rights:

	(a)	To change the name, address or title of the Office Building
Project or building in which the Promises are located upon not less than 90 days prior written notice; Provided Landlord reimburses Tenant for all stationary or related costs, Unless such change was due to government notice or zoning requirements.

	(b)	To, at Lessee's expense, provide and initial Building
standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate;

	(c)	To permit any lessee the exclusive right to conduct any
business as long as such exclusive does not conflict with any rights expressly given herein:

	(d)	To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on pole signs In the Common Areas:
However, Lessor should be prohibited from interfering with the Lessee's rights of ingress and egress or that of its business licensees or visibility of the premises.

40.3 Lessee shall not

	(b)	Suffer or permit anyone, except In emergency, to go upon the roof of the Building.

41.	Easements

41.1	Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

41.2	The obstruction of Lessee's view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties shall in no way affect this Lease or Impose any liability upon Lessor.

42.	Performance Under Protest.  If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute Suit for recovery of such sum. If It shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as It was not legally required to pay under the provisions of this Lease.

43.	Authority. If Lessee is a corporation, trust, general or limited partnership, Lessee, and each individual executing this Lease on behalf of said entity. If Lessee Is a corporation, entity represent and warrant that such individual is duly authorized to execute and (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory trust or partnership, Lessee shall, within this Lease deliver this Lease to Lessor.

44.	Conflict.  Any conflict between the printed provisions, Exhibits or Addenda of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

45.	No Offer.  Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to Lessee to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by both parties.

46.	Lender Modification.  Lessee agrees to make such reasonable
modifications to this Lease as may be reasonably required by an institutional lender in connection with the obtaining of normal financing or refinancing of the Office Building Project.

47.	Multiple Parties.  If more than one person or entity Is named as either Lessor or Lessee herein, except as otherwise expressly provided herein, the obligations of the Lessor or Lessee herein shall be the joint and several responsibility of all persons or entitles named herein as such Lessor or Lessee, respectively.


	LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME

	THIS LEASE IS EXECUTED. THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

	IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY. LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

	LESSOR					LESSEE

	Universal Bank					Orange National Bank





RULES AND REGULATIONS FOR
STANDARD OFFICE LEASE


		Dated:	September 30, 1997

		By and Between       Universal Bank
"Lessor" and Orange National Bank "Lessee"

GENERAL RULES

1.	Lessee shall not suffer or permit the obstruction of any Common
Areas, including driveways, walkways and stairways

2.	Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation, or property of the Office Building Project and its occupants.

3.	Lessee shall not make or permit any noise or odors that annoy or interfere with other lessees or persons having business within the Office Building Project.

4.	Lessee shall not keep animals or birds within the Office Building
Project, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.

5.	Lessee shall not make, suffer or permit litter except in
appropriate receptacles for that purpose.

6.	Lessee shall not alter any lock or install new or additional locks or bolts.

7.	Lessee shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

8.	Lessee shall not deface the walls, partitions or other surfaces of the premises or Office Building Project.

9.	Lessee shall not suffer or permit any thing in or around the
Premises or Building that causes excessive vibration or floor loading in any part of the Office Building Project.

10.	Furniture, significant freight and equipment shall be moved into or out of the building only with the Lessor's knowledge and consent, and subject to such reasonable limitations, techniques and timing, as may be designated by Lessor. Lessee shall be responsible for any damage to the Office Building Project arising from any such activity

11.	Lessee shall not employ any service or contractor, for services or work to be performed in the Building, except as approved by Lessor.

12.	Lessor reserves the right to close and lock the Building on
Saturdays, Sundays and legal holidays, and on other days between the hours of 7 P.M. and 7 A.M. of the following day If Lessee uses the Premises during such periods, Lessee shall be responsible for securely locking any doors it may have opened for entry.

13.	Lessee shall return all keys at the termination of its tenancy and shall be responsible for the cost of replacing any keys that are lost.

14.	No window coverings, shades or awnings shall be installed or used by Lessee.

15.	No Lessee, employee or invitee shall go upon the roof of the
Building, without Lessor's prior consent.

16.	Lessee shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in areas reasonably designated by Lessor or by applicable governmental agencies as non-smoking areas.

17.	Lessee shall not use any method of heating or air conditioning other than as provided by Lessor.

18.	Lessee shall not install, maintain or operate any vending machines upon the Premises without Lessor's written consent.

19.	The Premises shall not be used for lodging or manufacturing, cooking or food preparation.

20.	Lessee shall comply with all safety, fire protection and
evacuation regulations established by Lessor or any applicable governmental agency.

21.	Lessor reserves the right to waive any one of these rules or regulations, and/or as to any particular Lessee, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Lessee.

22.	Lessee assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.

23.	Lessor reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Office Building Project and its occupants. Lessee agrees to abide by these and such rules and regulations.

PARKING RULES

1.	Parking areas shall be used only for parking by vehicles no longer than full size passenger automobiles herein called "Permitted Size Vehicles" Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles"

2.	Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

3.	Parking stickers or identification devices shall be the property of Lessor and be returned to Lessor by the holder thereof upon termination of the holder's parking privileges. Lessee will pay such replacement charge as is reasonably established by Lessor for the loss of such devices.

4.	Lessor reserves the right to refuse the sale of monthly
identification devices to any person or entity that willfully refuses to comply with the applicable rules, regulations, laws and/or agreements.

5.	Lessor reserves the right to relocate all or a part of parking spaces from floor to floor, within one floor, and/or to reasonably adjacent offsite locations, and to reasonably allocate them between compact and standard size spaces, as long as the same complies with applicable laws, ordinances and regulations.

6.	Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.

7.	Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

8.	Validation, if established, will be permissible only by such method or methods as Lessor and/or its licensee may establish at rates generally applicable to visitor parking.

9.	The maintenance, washing, waxing or cleaning of vehicles in the parking structure or Common Areas is prohibited.

10.	Lessee shall be responsible for seeing that all of its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements.

11.	Lessor reserves the right to modify these rules and/or adopt such other reasonable and non-discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.

12.	Such parking use as is herein provided is intended merely as a license only and no bailment is intended or shall be created hereby.



	ADDENDUM TO LEASE DATED SEPTEMBER 30,1997 BY AND BETWEEN UNIVERSAL BANK AS "LESSOR" AND ORANGE NATIONAL BANK AS "LESSEE".

	50.	USE.

			Lessee shall be allowed to use the facility to house their SBA Loan Division, Commercial Loan Division and general administrative office uses. The SBA and Commercial Lending Divisions will be focusing on the processing of loan applications at this facility. Customer visitations will be scheduled on an appointment basis only, and all solicitations for new business will be handled through the bank branches directly or by personal visitations from the loan representatives. It is further understood that there will be no taking in deposits or retail banking activities at this facility.

	51.	RENT SCHEDULE:

	The basic rent schedule for the premises (the west wing) shall be structured as follows:

			A.	The basic rental rate for the fist and second
floors consisting of approximately 8,477 rentable square feet (5,072.5
RSF - 1st floor and 3,404.5 RSF 2nd floor) shall be $1.00 per rentable square foot ($8,477.00) per month, gross. The rental rate shall be adjusted annually by an amount equal to CPI not to exceed 5% annually.

			B.	The basic rental rate for the basement/garden
level (approximately 5,368 RSF) shall be $.55 per rentable square foot ($2,952.40) per rentable month, gross. The rental rate shall be adjusted annually by an amount equal to CPI not to exceed 5% annually.

			The combined total monthly base rent shall be $11,429.40.

	52.	FREE RENT:

	Lessee shall be granted months one and two of the lease term as free rent.

	53.	TENANT IMPROVEMENT ALLOWANCE:

	Lessor shall provide Lessee a tenant improvement allowance not to exceed $5.00 per rentable square foot ($42,385.00) for the first and second floors. In addition, Lessor will provide Lessee Tenant
Improvement Allowance not to exceed $3.00 per rentable square foot ($16,104.00) for the basement/garden level.

	The combined total allowance shall be $58,489.00.

	Lessor shall reimburse Lessee within thirty (30) days for Lessee's improvements to the building after supplying Lessor with paid invoices and lien releases for said improvements.

	Lessee shall be responsible for any costs of upgrades or remediation that are required by any governmental agency due to the construction of the tenant improvements.

	54.	SIGNAGE:

	Lessor shall grant Lessee the right to install standard suite signage and directory signage. The suite signage shall be located outside the entry doors for the first and second floor. All signage is subject to the prior written approval of the Lessor. There shall be no outside signage.

	55.	OPERATING EXPENSES/JANITORIAL SERVICE:

	For purposes of calculating operating expenses, Lessee shall be responsible for its proportionate share of any increases in operating expenses and real estate taxes over the base year 1998. In addition, it is understood that the Lessee shall be responsible for providing its own janitorial service.

	56.	HEATING, VENTILATING AND AIR CONDITIONING:

	The standard HVAC hours for the building are Monday through Friday 7:30 a.m. to 6:30 p.m. and Saturday 8:00 a.m. to 1:00 p.m. The after hours of air conditioning charge is $1 0.00 per hour.

	57.	COMMISSION:

	It is understood and agreed to by both parties that CB Commercial represents the Lessor and Daum represents the Lessee. The commission payable shall be 2% to CB Commercial as Lessor's representative and 4% to Daum as the Lessee's representative.


	58.	SUBLEASING AND ASSIGNMENT:

	Lessee shall have the right to sublease or assign all or any portion of the space between a subsidiary or affiliate company without Lessor's approval subject to use specified in Paragraph 50. A sublet or assignment to any unrelated parties shall require consent of the Lessor, which consent shall not be unreasonably withheld. No response within 15 days shall be deemed as Lessor's approval. Lessee shall have the right to retain 50% of any profits which may be realized for the sublease or assignment. Profit shall mean sublease rent in excess of Lessee's current lease and any commissions, tenant improvements or other costs required to sublease the premises. This right to sublease and assign a lease is subject to the new Subtenant's use being allowed by the Lessor.

	59.	SECURITY SYSTEM:

	The security system for the west wing of 1249 East Katella is as follows:
			1	. Wells Fargo Alarm Company System: System
printer located on first floor.
			2.	One universal keypad located on the first floor
entry.
			3.	Motion detectors in the hallways on all three
floors, including basement.
			4.	Door contacts on double glass doors on first and
second floor.
			5.       Fire alarm.

			System monitoring is through Wells Fargo Alarm. Wells Fargo will mail monthly or quarterly billings to Lessee.

	60.	OPTION To RENEW:

	Lessee shall have two (2) five (5) year options to renew the lease. The rate shall be at the then prevailing fair market value for like space in the Central Orange County area. Lessee shall provide notice to Lessor of its desire to exercise this option to renew in writing, not less than six (6) months nor more than nine (9) months prior to the expiration of the initial lease term.

	61.	SECOND FLOOR BREAK Room:

	Lessee agrees and warrants to Lessor that Lessee will not use the second floor break room facility. Said second floor break room shall be for Universal Bank's sole and exclusive use.

	62.	HAZARDOUS SUBSTANCES:

			(a)	Reportable Uses Require Consent.  The term
"Hazardous Substance" as used in this lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal,
transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either (1) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or
			(iii)	a basis for potential liability of Lessor to any
governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. Lessee shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Requirements (as defined in Paragraph 63). "Reportable Use" shall mean (1) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous
Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and (iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Laws required that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but upon notice to Lessor and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of the Permitted Use, so long as such use is not a Reportable use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose
Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to any Reportable Use of Hazardous Substance by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and, at Lessor's option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

			(b)	Duty to Inform Lessor/Lessee.  If Lessee or
Lessor knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises or the Building, other than as previously consented to by Lessor, Lessee shall immediately give Lessor written notice thereof, together with a copy of any statement, report, notice, registration, applicable, permit, business plan, license, claim, action, or proceeding give to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to all such documents as may be involved in any Reportable Use involving the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system).

			(c)	Indemnification.  Lessor shall indemnify,
protect, defend and hold Lessee, its agents or employees, harmless from and against any and all damages, liabilities, judgements, costs, claims, liens, expenses, penalties, loss of permits and attorney's and consultant's fees arising out of or involving any Hazardous Substance brought onto the Premises or currently on the Premises by or for Lessor or by anyone under Lessor's control. Lessee shall indemnify, protect and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all damages, liabilities, judgements, costs, claims, liens, expenses, penalties, loss of permits and attorney's and consultant's fees arising our of or involving any hazardous substance brought onto the premises upon occupancy or in the future by anyone under Lessee's control. Lessee's and Lessor's obligations under this Paragraph 62 shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment crated or suffered by Lessee or Lessor, and the cost of investigation (including consultants' and attorneys' fees and testing) removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration of earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time if such agreement.

	63.	LESSEE'S COMPLIANCE WITH REQUIREMENTS:

	Lessee shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Requirements", which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (1) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Requirements.

	64.	INSPECTION: COMPLIANCE WITH LAW:

	Lessor, Lessor's agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lenders") shall have the right to enter the Premises at any time in case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Requirements (as defined in Paragraph 63) and Lessor shall be entitled to employ experts and/or consultants in connection therewith to advise Lessor with respect to Lessee's activities, including but not limited to Lessee's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a default or breach of this lease by Lessee or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Lessee, is found to exist or to be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In such case, Lessee shall upon written request reimburse Lessor or Lessor, Lessor's Lender, as the case may be, for the costs and expense of such inspections.

	65.	STRUCTURAL/LATENT DEFECT:

	Lessor, at Lessor's sole cost and expense, shall be responsible for repair of any and all structural and/or latent defects in the Building over the term of the lease, and the Extension Period, and if such repair is required by the appropriate government agency or is necessary for the continuance of

		66.	AMERICAN'S WITH DISABILITIES ACT OF 1990:

		If compelled to do so by appropriate government agency, Lessor shall be responsible for any and all changes to the building or demised premises required by the Americans with Disabilities Act, unless such changes are required because of improvements or alterations made to the demised premises by Lessee after Lessor's initial construction or is required as a consequence of an act or use by Lessee not permitted under this Lease.

		67.	CONDITION OF PREMISES:

		Lessee has inspected the Premises and is leasing the Premises in its present condition "As Is". Lessor shall not be responsible for payment or construction of any of Lessee' improvements, repairs or alterations. Lessor shall have no responsibility, liability or obligation to bring the Premises into compliance with any statute or ordinance including environmental and hazardous material laws and regulations, or with any laws, regulations or ordinances dealing with disabled or handicapped persons. Lessee shall have the right, at its sole cost and expense, to make improvements and alterations to the Premises in accordance with all applicable statutes, ordinances and governmental regulations and subject to the written approval of Lessor.
 Lessee shall comply with all laws, regulations and ordinances now in force or enacted in the future which apply to Lessee's improvements and occupancy of the Premises, and shall obtain all necessary permits and certificates required to carry out the construction of any improvements.

		68.	NO REPRESENTATION OR WARRANTIES BY LESSOR:

		Lessee acknowledges that Lessor has made no representations or warranties In regard to the suitability of the Premises for Lessee's use; its compliance with zoning ordinances; the availability of parking, compliance of parking with required parking ratios; condition of building, including but not limited to structural or latent defects; compliance of building with all applicable laws, ordinances and regulations of whatever type, including but not limited to seismic requirements, hazardous materials (including asbestos); and structural components, including roof, plumbing, electrical and HVAC.

		69.	COMPLIANCE WITH APPLICABLE LAWS:

		Lessee shall comply with all statutes, laws, ordinances and governmental regulations (including without limitation, environmental laws pertaining to toxic materials and hazardous waste) pertaining to or affecting Lessee's improvements; or Lessee's use of the Premises; and agrees to hold harmless, defend, indemnify and protect Lessor for any damages, fines, penalties or claims of whatever nature, type, or form arising as a result of Lessee's violation thereof which occurs during Lessee's occupancy of the Premises. Lessee covenants and agrees that it is taking possession of the Premises in "As Is" condition. Nothing in the Lease shall be construed which existed, prior to Lessee's occupancy of the Premises.


	AGREED AND ACCEPTED:

	LESSOR: UNIVERSAL BANK		LESSEE: ORANGE NATIONAL BANK
EXHIBIT 10.11

ORANGE NATIONAL BANK OF ORANGE, CALIFORNIA
DEFERRED FEE AGREEMENT
	THIS AGREEMENT is made this 17th day of January 1996 by and between Orange National Bank (the "Company"), and Kenneth J. Cosgrove (the "Director").

INTRODUCTION

	To encourage the Director to remain a member of the Company's Board of Directors, the Company is willing to provide to the Director a deferred fee opportunity. The Company will pay the benefits from its general assets.

AGREEMENT
The Director and the Company agree as follows:
Article I
Definitions
	1.	1 Definitions.  Whenever used in this Agreement, the
following words and phrases shall

have the meanings specified:

	1. 1. I "Change of Control" means the transfer of 51% or more of the Company's outstanding voting common stock or the transfer of 51% or more of Orange National Bancorp's (the Company's holding company)
outstanding voting common stock followed	within twelve (12) months by
termination of the Director's status as a member of the Company's Board of Directors.
		1.	1.2 "Code" means the Internal Revenue Code of 1986, as
amended.  References to a Code section shall be deemed to be to that section as it now exists and to any successor provision.
		1.1.3	"Disability" means, if the Director is covered by a
Company-sponsored disability insurance policy, total disability as defined in such policy without regard to any waiting period. If the Director is not covered by such a policy, Disability means the Director suffering a sickness, accident or injury which, in the judgment of a physician satisfactory to the Company, prevents the Director from performing substantially all of the normal duties of a director. As a condition to any benefits, the Company may require the Director to submit to such physical or mental evaluations and tests as the Company's Board of Directors deems appropriate.

	1. 1.4 "Election Form" means the Form attached as Exhibit 1.

	1.1.5	"Fees" means the total directors fees payable to the
Director including fees earned by a Director who elects to participate in the Company's Director Emeritus Program.

	1.1.6	"Normal Termination Date" means the Director attaining
age 65.

	1.1.7 "Termination of Service" means the Director's ceasing to be a member of the Company's Board of Directors for any reason whatsoever.

		1.1.8	"Director" means a member of the Company's Board of
Directors and includes any Director who elects to participate in the Company's Director Emeritus Program.

Article 2

Deferral Election

	2.1	Initial Election.  The Director shall make an initial
deferral election under this Agreement by filing with the Company a signed Election Form within 30 days after the date of this Agreement.
The Election Form shall set forth the amount of Fees to be deferred. The Election Form shall be effective to defer only Fees earned after the date the Election Form is received by the Company.

	2.2	Election Changes

		2.2.1	Generally.  The Director may modify (either increase or
decrease) the amount of Fees to be deferred by filing a subsequent signed Election Form with the Company. The modified deferral shall not be effective until the calendar year following the year in which the subsequent Election Form is received by the Company.

		2.2.2	Hardship.  If an unforeseeable financial emergency
arising from the death of a family member, divorce, sickness, injury, catastrophe or similar event outside the control of the Director occurs, the Director, by written instructions to the Company may reduce future deferrals under this Agreement, in which event the modified deferral shall be effective immediately.

Article 3

Deferral Account

	3.1	Establishing and Crediting.  The Company shall establish a
Deferral Account-on its books for the Director, and shall credit to the Deferral Account the following amounts:
		3.	1. 1 Deferrals.  The Fees deferred by the Director as
of the time the Fees would have otherwise been paid to the Director.
		3.1.2	Interest.  On the first day of each month and
immediately prior to the payment of any benefits, interest on the account balance since the preceding credit under this Section 3.1.2, if any, at an annual rate, compounded monthly, equal to the rate determined prospectively by the Company's Board of Directors, in its sole discretion, on December 31 of each year this Agreement is in effect.
	3.2	Statement of accounts.  The Company shall provide to the
Director, within one hundred twenty (120) days after each anniversary of this Agreement, a statement setting forth the Deferral Account balance.
	3.3	Accounting Device Only.  The Deferral Account is solely a
device for measuring amounts to be paid under this Agreement.  The
Deferral Account is not a trust fund of any kind. The Director is a general unsecured creditor of the Company for the payment of benefits.
The benefits represent the mere Company promise to pay such benefits.
The Director's rights are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by the Director's creditors.

Article 4
Lifetime Benefits

	4.1	Normal Termination Benefit.  Upon the Director's Termination
of Service, the Company shall pay to the Director the benefit described in this Section 4.1.

		4.1.I Amount of Benefit.  The benefit under this Section
4.1 is the Deferral Account balance at the Director's Termination of
Service.
		4.1.2	Payment of Benefit.  The Company shall pay the benefit
to the Director in a lump sum within 60 days after the Director's
Termination of Service or, at its option, it shall pay the benefit to the Participant in 180 monthly installments commencing on the first day of the month following the Participant's Termination of Service.  The installment payments described in this Section 4.1 shall be determined on the first month following the Participant's Termination of Service and the first day of each plan year thereafter as the payment amount required to amortize the account balance over the remaining term including interest at the applicable interest rate (as determined under Section
3.1.2).
	4.2	Early Termination Benefit.  If the Director terminates
service as a director before the Normal Termination Date, and for reasons other dm death or Disability, the Company shall pay to the Director the benefit described in this Section 4.2.
		4.2.1	Amount of Benefit.  The benefit under this Section 4.2
is the Deferral Account balance at the Director's Termination of Service.
		4.2.2	Payment of Benefit.  The Company shall pay the benefit
to the Director in a lump sum within 60 days after the Director's
Termination of Service or, at its option, it shall pay the benefit to the Participant in 180 monthly installments commencing on the first day of the month following the Participant's Termination of Service.  The installment payments described in this Section 4.2 shall be determined on the first month following the Participant's Termination of Service and the first day of each plan year thereafter as the payment amount required to amortize the account balance over the remaining term including interest at the applicable interest rate (as determined under Section
3.1.2).
	4.3	Disability Benefit.  If the Director terminates service as a director for Disability prior to the Normal Retirement Date, the Company shall pay to the Director the benefit described in this Section 4.3.
		4.3.1	Amount of Benefit.  The benefit under this Section 4.3
is the Deferral Account balance at the Director's Termination of Service.
		4.3.2	Payment of Benefit.  The Company shall pay the benefit
to the Director in a lump sum within 60 days after the Director's
Termination of Service.
	4.4	Change of Control Benefit.  Upon a Change of Control while
the Director is in the active service of the Company, the Company shall pay to the Director the benefit described in this Section 4.4 in lieu of any other benefit under this Agreement.
		4.4.1	Amount of Benefit.  The benefit under this Section 4.4
is the Deferral Account balance at the date of the Director's Termination of Service.
		4.4.2	Payment of Benefit.  The Company shall pay the benefit
to the Director in a lump sum within 60 days after the Director's
Termination of Service.
	4.5	Hardship Distribution.  Upon the Company's determination
(following petition by the Director) that the Director has suffered an unforeseeable financial emergency as described in Section 2.2.2, the Company shall distribute to the Director all or a portion of the Deferral Account balance as determined by the Company, but in no event shall the distribution be greater than is necessary to relieve the financial hardship.


Article 5
Death Benefits

	5.1	Death During Active Service.  If the Director dies while in
the active service of the Company, the Company shall pay to the
Director's beneficiary the benefit described in this Section 5. 1.
		5.	1. 1 Amount of Benefit.  The benefit under Section 5. 1
is the greater of the Deferral Account balance at the date of the
Director's death or $227,315.
		5.1.2	Payment of Benefit.  The Company shall pay the benefit
to the beneficiary within 60 days following the Director's death.
	5.2	Death During Benefit Period.  If the Director dies after
benefit payments have commenced under this Agreement but before receiving all such payments, the Company shall pay the remaining benefits to the Director's beneficiary at the same time and in the same amounts they would have been paid to the Director had the Director survived.

Article 6
Beneficiaries
	6.	1 Beneficiary Designations.  The Director shall designate a
beneficiary by filing a written designation with the Company.  The
Director may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Director and accepted by the Company during the Director's lifetime.
 The Director's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Director, or if the Director names a spouse as beneficiary and the marriage is subsequently dissolved.
 If the Director dies without a valid beneficiary designation, all payments shall be made to the Director's surviving spouse, if any, and if none, to the Director's surviving children and the descendants of any deceased child by right of representation, and if no children or descendants survive, to the Director's estate.
	6.2	Facility of Payment.  If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Company may require proof of incompetency, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

Article 7
General Limitations

Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement that is attributable to the Company's matching contributions or the interest earned on such contributions:

	7.1	Termination for Cause.  If the Company terminates the
Director's service as a director

	for:


	7.1.1	Gross negligence or gross neglect of duties;

	7.1.2 Commission of a felony or of a gross misdemeanor involving moral turpitude;
	or
	7.1.3 Fraud, disloyalty, dishonesty or willful violation of any law or significant Company policy committed in connection with the Director's service and resulting in an adverse financial effect on the Company.

	7.2	Suicide.  If the Director commits suicide within two years
after the date of this Agreement, or if the Director has made any material misstatement of fact on any application for life insurance purchased by the Company.

Article 8
Claims and Review Procedures

	8.1	Claims Procedure.  The Company shall notify the Director's
beneficiary in writing, within ninety (90) days of his or her written application for benefits, of his or her eligibility or noneligibility for benefits under the Agreement. If the Company determines that the beneficiary is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of the Agreement on which the denial is based, (3) a description of any additional information or material necessary for the claimant to perfect his or her claim, and a description of why it is needed, and (4) an explanation of the Agreement's claims review procedure and other appropriate information as to the steps to be taken if the beneficiary wishes to have the claim reviewed. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the beneficiary of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional ninety-day period.

	8.2	Review Procedure.  If the beneficiary is determined by the
Company not to be eligible for benefits, or if the beneficiary believes that he or she is entitled to greater or different benefits, the beneficiary shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within sixty
(60) days after receipt of the notice issued by the Company. Said petition shall state the specific reasons which the beneficiary believes entitle him or her to benefits or to greater or different benefits.
Within sixty (60) days after receipt by the Company of the petition, the Company shall afford the beneficiary (and counsel, if any) an opportunity to present his or her position to the Company orally or in writing, and the beneficiary (or counsel) shall have the right to review the pertinent documents. The Company shall notify the beneficiary of its decision in writing within the sixty-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the beneficiary and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the sixty-day period is not sufficient, the decision may be deferred for up to another sixty-day period at the election of the Company, but notice of this deferral shall be given to the beneficiary.

Article 9
Amendments and Termination
	This Agreement may be amended or terminated only by a written agreement signed by the Company and the Director.
Article 10
Miscellaneous
	10.1 Binding Effect.  This Agreement shall bind the Director and the Company, and their beneficiaries, survivors, executors,
administrators and transferees.
	10.2	No Guaranty of Service.  This Agreement is not a contract for services.  It does not give the Director the right to remain a director of the Company, nor does it interfere with the shareholders' rights to replace the Director. It also does not require the Director to remain a director nor interfere with the Director's right to terminate services at any time.
	10.3	Non-Transferability.  Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.
	10.4	Tax Withholding.  The Company shall withhold any taxes that
are required to be withheld from the benefits provided under this
Agreement.
	10.5	Applicable Law.  The Agreement and all rights hereunder shall be governed by the laws of California, except to the extent preempted by the laws of the United States of America.
	10.6	Unfunded Arrangement.  The Director and beneficiary are
general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Director's life is a general asset of the Company to which the Director and beneficiary have no preferred or secured claim.
	IN WITNESS WHEREOF, the Director and a duly authorized Company officer have signed this Agreement.

	COMPANY:

	ORANGE NATIONAL BANK



EXHIBIT 10.12

ORANGE NATIONAL BANK OF ORANGE, CALIFORNIA
DEFERRED FEE AGREEMENT
	THIS AGREEMENT is made this 17th day of January 1996 by and between Orange National Bank (the "Company"), and Robert W. Creighton (the "Director").

INTRODUCTION

	To encourage the Director to remain a member of the Company's Board of Directors, the Company is willing to provide to the Director a deferred fee opportunity. The Company will pay the benefits from its general assets.

AGREEMENT
The Director and the Company agree as follows:
Article I
Definitions
	1.	1 Definitions.  Whenever used in this Agreement, the
following words and phrases shall

have the meanings specified:

	1. 1. I "Change of Control" means the transfer of 51% or more of the Company's outstanding voting common stock or the transfer of 51% or more of Orange National Bancorp's (the Company's holding company)
outstanding voting common stock followed	within twelve (12) months by
termination of the Director's status as a member of the Company's Board of Directors.
		1.	1.2 "Code" means the Internal Revenue Code of 1986, as
amended.  References to a Code section shall be deemed to be to that section as it now exists and to any successor provision.
		1.1.3	"Disability" means, if the Director is covered by a
Company-sponsored disability insurance policy, total disability as defined in such policy without regard to any waiting period. If the Director is not covered by such a policy, Disability means the Director suffering a sickness, accident or injury which, in the judgment of a physician satisfactory to the Company, prevents the Director from performing substantially all of the normal duties of a director. As a condition to any benefits, the Company may require the Director to submit to such physical or mental evaluations and tests as the Company's Board of Directors deems appropriate.

	1. 1.4 "Election Form" means the Form attached as Exhibit 1.

	1.1.5	"Fees" means the total directors fees payable to the
Director including fees earned by a Director who elects to participate in the Company's Director Emeritus Program.

	1.1.6	"Normal Termination Date" means the Director attaining
age 65.

	1.1.7 "Termination of Service" means the Director's ceasing to be a member of the Company's Board of Directors for any reason whatsoever.

		1.1.8	"Director" means a member of the Company's Board of
Directors and includes any Director who elects to participate in the Company's Director Emeritus Program.

Article 2

Deferral Election

	2.1	Initial Election.  The Director shall make an initial
deferral election under this Agreement by filing with the Company a signed Election Form within 30 days after the date of this Agreement.
The Election Form shall set forth the amount of Fees to be deferred. The Election Form shall be effective to defer only Fees earned after the date the Election Form is received by the Company.

	2.2	Election Changes

		2.2.1	Generally.  The Director may modify (either increase or
decrease) the amount of Fees to be deferred by filing a subsequent signed Election Form with the Company. The modified deferral shall not be effective until the calendar year following the year in which the subsequent Election Form is received by the Company.

		2.2.2	Hardship.  If an unforeseeable financial emergency
arising from the death of a family member, divorce, sickness, injury, catastrophe or similar event outside the control of the Director occurs, the Director, by written instructions to the Company may reduce future deferrals under this Agreement, in which event the modified deferral shall be effective immediately.

Article 3

Deferral Account

	3.1	Establishing and Crediting.  The Company shall establish a
Deferral Account-on its books for the Director, and shall credit to the Deferral Account the following amounts:
		3.	1. 1 Deferrals.  The Fees deferred by the Director as
of the time the Fees would have otherwise been paid to the Director.
		3.1.2	Interest.  On the first day of each month and
immediately prior to the payment of any benefits, interest on the account balance since the preceding credit under this Section 3.1.2, if any, at an annual rate, compounded monthly, equal to the rate determined prospectively by the Company's Board of Directors, in its sole discretion, on December 31 of each year this Agreement is in effect.
	3.2	Statement of accounts.  The Company shall provide to the
Director, within one hundred twenty (120) days after each anniversary of this Agreement, a statement setting forth the Deferral Account balance.
	3.3	Accounting Device Only.  The Deferral Account is solely a
device for measuring amounts to be paid under this Agreement.  The
Deferral Account is not a trust fund of any kind. The Director is a general unsecured creditor of the Company for the payment of benefits.
The benefits represent the mere Company promise to pay such benefits.
The Director's rights are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by the Director's creditors.

Article 4
Lifetime Benefits

	4.1	Normal Termination Benefit.  Upon the Director's Termination
of Service, the Company shall pay to the Director the benefit described in this Section 4. 1.

		4.	1. I Amount of Benefit.  The benefit under this Section
4. 1 is the Deferral Account balance at the Director's Termination of
Service.
		4.1.2	Payment of Benefit.  The Company shall pay the benefit
to the Director in a lump sum within 60 days after the Director's
Termination of Service or, at its option, it shall pay the benefit to the Participant in 180 monthly installments commencing on the first day of the month following the Participant's Termination of Service.  The installment payments described in this Section 4.1 shall be determined on the first month following the Participant's Termination of Service and the first day of each plan year thereafter as the payment amount required to amortize the account balance over the remaining term including interest at the applicable interest rate (as determined under Section
3.1.2).
	4.2	Early Termination Benefit.  If the Director terminates
service as a director before the Normal Termination Date, and for reasons other dm death or Disability, the Company shall pay to the Director the benefit described in this Section 4.2.
		4.2.1	Amount of Benefit.  The benefit under this Section 4.2
is the Deferral Account balance at the Director's Termination of Service.
		4.2.2	Payment of Benefit.  The Company shall pay the benefit
to the Director in a lump sum within 60 days after the Director's
Termination of Service or, at its option, it shall pay the benefit to the Participant in 180 monthly installments commencing on the first day of the month following the Participant's Termination of Service.  The installment payments described in this Section 4.2 shall be determined on the first month following the Participant's Termination of Service and the first day of each plan year thereafter as the payment amount required to amortize the account balance over the remaining term including interest at the applicable interest rate (as determined under Section
3.1.2).
	4.3	Disability Benefit.  If the Director terminates service as a director for Disability prior to the Normal Retirement Date, the Company shall pay to the Director the benefit described in this Section 4.3.
		4.3.1	Amount of Benefit.  The benefit under this Section 4.3
is the Deferral Account balance at the Director's Termination of Service.
		4.3.2	Payment of Benefit.  The Company shall pay the benefit
to the Director in a lump sum within 60 days after the Director's
Termination of Service.
	4.4	Change of Control Benefit.  Upon a Change of Control while
the Director is in the active service of the Company, the Company shall pay to the Director the benefit described in this Section 4.4 in lieu of any other benefit under this Agreement.
		4.4.1	Amount of Benefit.  The benefit under this Section 4.4
is the Deferral Account balance at the date of the Director's Termination of Service.
		4.4.2	Payment of Benefit.  The Company shall pay the benefit
to the Director in a lump sum within 60 days after the Director's
Termination of Service.
	4.5	Hardship Distribution.  Upon the Company's determination
(following petition by the Director) that the Director has suffered an unforeseeable financial emergency as described in Section 2.2.2, the Company shall distribute to the Director all or a portion of the Deferral Account balance as determined by the Company, but in no event shall the distribution be greater than is necessary to relieve the financial hardship.


Article 5
Death Benefits

	5.1	Death During Active Service.  If the Director dies while in
the active service of the Company, the Company shall pay to the
Director's beneficiary the benefit described in this Section 5. 1.
		5.	1. 1 Amount of Benefit.  The benefit under Section 5. 1
is the greater of the Deferral Account balance at the date of the
Director's death or $227,315.
		5.1.2	Payment of Benefit.  The Company shall pay the benefit
to the beneficiary within 60 days following the Director's death.
	5.2	Death During Benefit Period.  If the Director dies after
benefit payments have commenced under this Agreement but before receiving all such payments, the Company shall pay the remaining benefits to the Director's beneficiary at the same time and in the same amounts they would have been paid to the Director had the Director survived.

Article 6
Beneficiaries
	6.1 Beneficiary Designations. The Director shall designate a beneficiary by filing a written designation with the Company. The
Director may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Director and accepted by the Company during the Director's lifetime.
 The Director's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Director, or if the Director names a spouse as beneficiary and the marriage is subsequently dissolved.
 If the Director dies without a valid beneficiary designation, all payments shall be made to the Director's surviving spouse, if any, and if none, to the Director's surviving children and the descendants of any deceased child by right of representation, and if no children or descendants survive, to the Director's estate.
	6.2	Facility of Payment.  If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Company may require proof of incompetency, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

Article 7
General Limitations

Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement that is attributable to the Company's matching contributions or the interest earned on such contributions:

	7.1	Termination for Cause.  If the Company terminates the
Director's service as a director

	for:


	7.1.1	Gross negligence or gross neglect of duties;

	7.1.2 Commission of a felony or of a gross misdemeanor involving moral turpitude;
	or
	7.1.3 Fraud, disloyalty, dishonesty or willful violation of any law or significant Company policy committed in connection with the Director's service and resulting in an adverse financial effect on the Company.

	7.2	Suicide.  If the Director commits suicide within two years
after the date of this Agreement, or if the Director has made any material misstatement of fact on any application for life insurance purchased by the Company.

Article 8
Claims and Review Procedures

	8.1	Claims Procedure.  The Company shall notify the Director's
beneficiary in writing, within ninety (90) days of his or her written application for benefits, of his or her eligibility or noneligibility for benefits under the Agreement. If the Company determines that the beneficiary is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of the Agreement on which the denial is based, (3) a description of any additional information or material necessary for the claimant to perfect his or her claim, and a description of why it is needed, and (4) an explanation of the Agreement's claims review procedure and other appropriate information as to the steps to be taken if the beneficiary wishes to have the claim reviewed. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the beneficiary of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional ninety-day period.

	8.2	Review Procedure.  If the beneficiary is determined by the
Company not to be eligible for benefits, or if the beneficiary believes that he or she is entitled to greater or different benefits, the beneficiary shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within sixty
(60) days after receipt of the notice issued by the Company. Said petition shall state the specific reasons which the beneficiary believes entitle him or her to benefits or to greater or different benefits.
Within sixty (60) days after receipt by the Company of the petition, the Company shall afford the beneficiary (and counsel, if any) an opportunity to present his or her position to the Company orally or in writing, and the beneficiary (or counsel) shall have the right to review the pertinent documents. The Company shall notify the beneficiary of its decision in writing within the sixty-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the beneficiary and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the sixty-day period is not sufficient, the decision may be deferred for up to another sixty-day period at the election of the Company, but notice of this deferral shall be given to the beneficiary.

Article 9
Amendments and Termination
	This Agreement may be amended or terminated only by a written agreement signed by the Company and the Director.
Article 10
Miscellaneous
	10.1 Binding Effect.  This Agreement shall bind the Director and the Company, and their beneficiaries, survivors, executors,
administrators and transferees.
	10.2	No Guaranty of Service.  This Agreement is not a contract for services.  It does not give the Director the right to remain a director of the Company, nor does it interfere with the shareholders' rights to replace the Director. It also does not require the Director to remain a director nor interfere with the Director's right to terminate services at any time.
	10.3	Non-Transferability.  Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.
	10.4	Tax Withholding.  The Company shall withhold any taxes that
are required to be withheld from the benefits provided under this
Agreement.
	10.5	Applicable Law.  The Agreement and all rights hereunder shall be governed by the laws of California, except to the extent preempted by the laws of the United States of America.
	10.6	Unfunded Arrangement.  The Director and beneficiary are
general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Director's life is a general asset of the Company to which the Director and beneficiary have no preferred or secured claim.
	IN WITNESS WHEREOF, the Director and a duly authorized Company officer have signed this Agreement.

	COMPANY:

	ORANGE NATIONAL BANK

EXHIBIT 10.13

ORANGE NATIONAL BANK OF ORANGE, CALIFORNIA
DEFERRED FEE AGREEMENT
	THIS AGREEMENT is made this 17th day of January 1996 by and between Orange National Bank (the "Company"), and Charles R. Fougler (the "Director").

INTRODUCTION

	To encourage the Director to remain a member of the Company's Board of Directors, the Company is willing to provide to the Director a deferred fee opportunity. The Company will pay the benefits from its general assets.

AGREEMENT
The Director and the Company agree as follows:
Article I
Definitions
	1.1 Definitions. Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

	1.1.I "Change of Control" means the transfer of 51% or more of the Company's outstanding voting common stock or the transfer of 51% or more of Orange National Bancorp's (the Company's holding company)
outstanding voting common stock followed	within twelve (12) months by
termination of the Director's status as a member of the Company's Board of Directors.
		1.1.2 "Code" means the Internal Revenue Code of 1986, as amended. References to a Code section shall be deemed to be to that section as it now exists and to any successor provision.
		1.1.3	"Disability" means, if the Director is covered by a
Company-sponsored disability insurance policy, total disability as defined in such policy without regard to any waiting period. If the Director is not covered by such a policy, Disability means the Director suffering a sickness, accident or injury which, in the judgment of a physician satisfactory to the Company, prevents the Director from performing substantially all of the normal duties of a director. As a condition to any benefits, the Company may require the Director to submit to such physical or mental evaluations and tests as the Company's Board of Directors deems appropriate.

	1.1.4 "Election Form" means the Form attached as Exhibit 1.

	1.1.5	"Fees" means the total directors fees payable to the
Director including fees earned by a Director who elects to participate in the Company's Director Emeritus Program.

	1.1.6	"Normal Termination Date" means the Director attaining
age 65.

	1.1.7 "Termination of Service" means the Director's ceasing to be a member of the Company's Board of Directors for any reason whatsoever.

		1.1.8	"Director" means a member of the Company's Board of
Directors and includes any Director who elects to participate in the Company's Director Emeritus Program.

Article 2

Deferral Election

	2.1	Initial Election.  The Director shall make an initial
deferral election under this Agreement by filing with the Company a signed Election Form within 30 days after the date of this Agreement.
The Election Form shall set forth the amount of Fees to be deferred. The Election Form shall be effective to defer only Fees earned after the date the Election Form is received by the Company.

	2.2	Election Changes

		2.2.1	Generally.  The Director may modify (either increase or
decrease) the amount of Fees to be deferred by filing a subsequent signed Election Form with the Company. The modified deferral shall not be effective until the calendar year following the year in which the subsequent Election Form is received by the Company.

		2.2.2	Hardship.  If an unforeseeable financial emergency
arising from the death of a family member, divorce, sickness, injury, catastrophe or similar event outside the control of the Director occurs, the Director, by written instructions to the Company may reduce future deferrals under this Agreement, in which event the modified deferral shall be effective immediately.

Article 3

Deferral Account

	3.1	Establishing and Crediting.  The Company shall establish a
Deferral Account-on its books for the Director, and shall credit to the Deferral Account the following amounts:
		3.	1. 1 Deferrals.  The Fees deferred by the Director as
of the time the Fees would have otherwise been paid to the Director.
		3.1.2	Interest.  On the first day of each month and
immediately prior to the payment of any benefits, interest on the account balance since the preceding credit under this Section 3.1.2, if any, at an annual rate, compounded monthly, equal to the rate determined prospectively by the Company's Board of Directors, in its sole discretion, on December 31 of each year this Agreement is in effect.
	3.2	Statement of accounts.  The Company shall provide to the
Director, within one hundred twenty (120) days after each anniversary of this Agreement, a statement setting forth the Deferral Account balance.
	3.3	Accounting Device Only.  The Deferral Account is solely a
device for measuring amounts to be paid under this Agreement.  The
Deferral Account is not a trust fund of any kind. The Director is a general unsecured creditor of the Company for the payment of benefits.
The benefits represent the mere Company promise to pay such benefits.
The Director's rights are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by the Director's creditors.

Article 4
Lifetime Benefits

	4.1	Normal Termination Benefit.  Upon the Director's Termination
of Service, the Company shall pay to the Director the benefit described in this Section 4.1.

		4.1.I Amount of Benefit.  The benefit under this Section
4.1 is the Deferral Account balance at the Director's Termination of
Service.
		4.1.2	Payment of Benefit.  The Company shall pay the benefit
to the Director in a lump sum within 60 days after the Director's
Termination of Service or, at its option, it shall pay the benefit to the Participant in 180 monthly installments commencing on the first day of the month following the Participant's Termination of Service.  The installment payments described in this Section 4.1 shall be determined on the first month following the Participant's Termination of Service and the first day of each plan year thereafter as the payment amount required to amortize the account balance over the remaining term including interest at the applicable interest rate (as determined under Section
3.1.2).
	4.2	Early Termination Benefit.  If the Director terminates
service as a director before the Normal Termination Date, and for reasons other dm death or Disability, the Company shall pay to the Director the benefit described in this Section 4.2.
		4.2.1	Amount of Benefit.  The benefit under this Section 4.2
is the Deferral Account balance at the Director's Termination of Service.
		4.2.2	Payment of Benefit.  The Company shall pay the benefit
to the Director in a lump sum within 60 days after the Director's
Termination of Service or, at its option, it shall pay the benefit to the Participant in 180 monthly installments commencing on the first day of the month following the Participant's Termination of Service.  The installment payments described in this Section 4.2 shall be determined on the first month following the Participant's Termination of Service and the first day of each plan year thereafter as the payment amount required to amortize the account balance over the remaining term including interest at the applicable interest rate (as determined under Section
3.1.2).
	4.3	Disability Benefit.  If the Director terminates service as a director for Disability prior to the Normal Retirement Date, the Company shall pay to the Director the benefit described in this Section 4.3.
		4.3.1	Amount of Benefit.  The benefit under this Section 4.3
is the Deferral Account balance at the Director's Termination of Service.
		4.3.2	Payment of Benefit.  The Company shall pay the benefit
to the Director in a lump sum within 60 days after the Director's
Termination of Service.
	4.4	Change of Control Benefit.  Upon a Change of Control while
the Director is in the active service of the Company, the Company shall pay to the Director the benefit described in this Section 4.4 in lieu of any other benefit under this Agreement.
		4.4.1	Amount of Benefit.  The benefit under this Section 4.4
is the Deferral Account balance at the date of the Director's Termination of Service.
		4.4.2	Payment of Benefit.  The Company shall pay the benefit
to the Director in a lump sum within 60 days after the Director's
Termination of Service.
	4.5	Hardship Distribution.  Upon the Company's determination
(following petition by the Director) that the Director has suffered an unforeseeable financial emergency as described in Section 2.2.2, the Company shall distribute to the Director all or a portion of the Deferral Account balance as determined by the Company, but in no event shall the distribution be greater than is necessary to relieve the financial hardship.


Article 5
Death Benefits

	5.1	Death During Active Service.  If the Director dies while in
the active service of the Company, the Company shall pay to the
Director's beneficiary the benefit described in this Section 5. 1.
		5.	1. 1 Amount of Benefit.  The benefit under Section 5. 1
is the greater of the Deferral Account balance at the date of the
Director's death or $227,315.
		5.1.2	Payment of Benefit.  The Company shall pay the benefit
to the beneficiary within 60 days following the Director's death.
	5.2	Death During Benefit Period.  If the Director dies after
benefit payments have commenced under this Agreement but before receiving all such payments, the Company shall pay the remaining benefits to the Director's beneficiary at the same time and in the same amounts they would have been paid to the Director had the Director survived.

Article 6
Beneficiaries
	6.	1 Beneficiary Designations.  The Director shall designate a
beneficiary by filing a written designation with the Company.  The
Director may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Director and accepted by the Company during the Director's lifetime.
 The Director's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Director, or if the Director names a spouse as beneficiary and the marriage is subsequently dissolved.
 If the Director dies without a valid beneficiary designation, all payments shall be made to the Director's surviving spouse, if any, and if none, to the Director's surviving children and the descendants of any deceased child by right of representation, and if no children or descendants survive, to the Director's estate.
	6.2	Facility of Payment.  If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Company may require proof of incompetency, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

Article 7
General Limitations

Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement that is attributable to the Company's matching contributions or the interest earned on such contributions:

	7.1	Termination for Cause.  If the Company terminates the
Director's service as a director

	for:


	7.1.1	Gross negligence or gross neglect of duties;

	7.1.2 Commission of a felony or of a gross misdemeanor involving moral turpitude;
	or
	7.1.3 Fraud, disloyalty, dishonesty or willful violation of any law or significant Company policy committed in connection with the Director's service and resulting in an adverse financial effect on the Company.

	7.2	Suicide.  If the Director commits suicide within two years
after the date of this Agreement, or if the Director has made any material misstatement of fact on any application for life insurance purchased by the Company.

Article 8
Claims and Review Procedures

	8.1	Claims Procedure.  The Company shall notify the Director's
beneficiary in writing, within ninety (90) days of his or her written application for benefits, of his or her eligibility or noneligibility for benefits under the Agreement. If the Company determines that the beneficiary is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of the Agreement on which the denial is based, (3) a description of any additional information or material necessary for the claimant to perfect his or her claim, and a description of why it is needed, and (4) an explanation of the Agreement's claims review procedure and other appropriate information as to the steps to be taken if the beneficiary wishes to have the claim reviewed. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the beneficiary of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional ninety-day period.

	8.2	Review Procedure.  If the beneficiary is determined by the
Company not to be eligible for benefits, or if the beneficiary believes that he or she is entitled to greater or different benefits, the beneficiary shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within sixty
(60) days after receipt of the notice issued by the Company. Said petition shall state the specific reasons which the beneficiary believes entitle him or her to benefits or to greater or different benefits.
Within sixty (60) days after receipt by the Company of the petition, the Company shall afford the beneficiary (and counsel, if any) an opportunity to present his or her position to the Company orally or in writing, and the beneficiary (or counsel) shall have the right to review the pertinent documents. The Company shall notify the beneficiary of its decision in writing within the sixty-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the beneficiary and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the sixty-day period is not sufficient, the decision may be deferred for up to another sixty-day period at the election of the Company, but notice of this deferral shall be given to the beneficiary.

Article 9
Amendments and Termination
	This Agreement may be amended or terminated only by a written agreement signed by the Company and the Director.
Article 10
Miscellaneous
	10.	1 Binding Effect.  This Agreement shall bind the Director and the Company, and their beneficiaries, survivors, executors,
administrators and transferees.
	10.2	No Guaranty of Service.  This Agreement is not a contract for services.  It does not give the Director the right to remain a director of the Company, nor does it interfere with the shareholders' rights to replace the Director. It also does not require the Director to remain a director nor interfere with the Director's right to terminate services at any time.
	10.3	Non-Transferability.  Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.
	10.4	Tax Withholding.  The Company shall withhold any taxes that
are required to be withheld from the benefits provided under this
Agreement.
	10.5	Applicable Law.  The Agreement and all rights hereunder shall be governed by the laws of California, except to the extent preempted by the laws of the United States of America.
	10.6	Unfunded Arrangement.  The Director and beneficiary are
general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Director's life is a general asset of the Company to which the Director and beneficiary have no preferred or secured claim.
	IN WITNESS WHEREOF, the Director and a duly authorized Company officer have signed this Agreement.

	COMPANY:

	ORANGE NATIONAL BANK



EXHIBIT 10.14

ORANGE NATIONAL BANK OF ORANGE, CALIFORNIA
DEFERRED FEE AGREEMENT
	THIS AGREEMENT is made this 17th day of January 1996 by and between Orange National Bank (the "Company"), and San E. Vaccaro (the "Director").

INTRODUCTION

	To encourage the Director to remain a member of the Company's Board of Directors, the Company is willing to provide to the Director a deferred fee opportunity. The Company will pay the benefits from its general assets.

AGREEMENT
The Director and the Company agree as follows:
Article I
Definitions
	1.1 Definitions. Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

	1.1.I "Change of Control" means the transfer of 51% or more of the Company's outstanding voting common stock or the transfer of 51% or more of Orange National Bancorp's (the Company's holding company)
outstanding voting common stock followed	within twelve (12) months by
termination of the Director's status as a member of the Company's Board of Directors.
		1.1.2 "Code" means the Internal Revenue Code of 1986, as amended. References to a Code section shall be deemed to be to that section as it now exists and to any successor provision.
		1.1.3	"Disability" means, if the Director is covered by a
Company-sponsored disability insurance policy, total disability as defined in such policy without regard to any waiting period. If the Director is not covered by such a policy, Disability means the Director suffering a sickness, accident or injury which, in the judgment of a physician satisfactory to the Company, prevents the Director from performing substantially all of the normal duties of a director. As a condition to any benefits, the Company may require the Director to submit to such physical or mental evaluations and tests as the Company's Board of Directors deems appropriate.

	1.1.4 "Election Form" means the Form attached as Exhibit 1.

	1.1.5	"Fees" means the total directors fees payable to the
Director including fees earned by a Director who elects to participate in the Company's Director Emeritus Program.

	1.1.6	"Normal Termination Date" means the Director attaining
age 65.

	1.1.7 "Termination of Service" means the Director's ceasing to be a member of the Company's Board of Directors for any reason whatsoever.

		1.1.8	"Director" means a member of the Company's Board of
Directors and includes any Director who elects to participate in the Company's Director Emeritus Program.

Article 2

Deferral Election

	2.1	Initial Election.  The Director shall make an initial
deferral election under this Agreement by filing with the Company a signed Election Form within 30 days after the date of this Agreement.
The Election Form shall set forth the amount of Fees to be deferred. The Election Form shall be effective to defer only Fees earned after the date the Election Form is received by the Company.

	2.2	Election Changes

		2.2.1	Generally.  The Director may modify (either increase or
decrease) the amount of Fees to be deferred by filing a subsequent signed Election Form with the Company. The modified deferral shall not be effective until the calendar year following the year in which the subsequent Election Form is received by the Company.

		2.2.2	Hardship.  If an unforeseeable financial emergency
arising from the death of a family member, divorce, sickness, injury, catastrophe or similar event outside the control of the Director occurs, the Director, by written instructions to the Company may reduce future deferrals under this Agreement, in which event the modified deferral shall be effective immediately.

Article 3

Deferral Account

	3.1	Establishing and Crediting.  The Company shall establish a
Deferral Account-on its books for the Director, and shall credit to the Deferral Account the following amounts:
		3.1.1 Deferrals.  The Fees deferred by the Director as
of the time the Fees would have otherwise been paid to the Director.
		3.1.2	Interest.  On the first day of each month and
immediately prior to the payment of any benefits, interest on the account balance since the preceding credit under this Section 3.1.2, if any, at an annual rate, compounded monthly, equal to the rate determined prospectively by the Company's Board of Directors, in its sole discretion, on December 31 of each year this Agreement is in effect.
	3.2	Statement of accounts.  The Company shall provide to the
Director, within one hundred twenty (120) days after each anniversary of this Agreement, a statement setting forth the Deferral Account balance.
	3.3	Accounting Device Only.  The Deferral Account is solely a
device for measuring amounts to be paid under this Agreement. The Deferral Account is not a trust fund of any kind. The Director is a general unsecured creditor of the Company for the payment of benefits.
The benefits represent the mere Company promise to pay such benefits.
The Director's rights are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by the Director's creditors.

Article 4
Lifetime Benefits

	4.1	Normal Termination Benefit.  Upon the Director's Termination
of Service, the Company shall pay to the Director the benefit described in this Section 4.1.

		4.1.I Amount of Benefit.  The benefit under this Section
4.1 is the Deferral Account balance at the Director's Termination of
Service.
		4.1.2	Payment of Benefit.  The Company shall pay the benefit
to the Director in a lump sum within 60 days after the Director's
Termination of Service or, at its option, it shall pay the benefit to the Participant in 180 monthly installments commencing on the first day of the month following the Participant's Termination of Service.  The installment payments described in this Section 4.1 shall be determined on the first month following the Participant's Termination of Service and the first day of each plan year thereafter as the payment amount required to amortize the account balance over the remaining term including interest at the applicable interest rate (as determined under Section
3.1.2).
	4.2	Early Termination Benefit.  If the Director terminates
service as a director before the Normal Termination Date, and for reasons other dm death or Disability, the Company shall pay to the Director the benefit described in this Section 4.2.
		4.2.1	Amount of Benefit.  The benefit under this Section 4.2
is the Deferral Account balance at the Director's Termination of Service.
		4.2.2	Payment of Benefit.  The Company shall pay the benefit
to the Director in a lump sum within 60 days after the Director's
Termination of Service or, at its option, it shall pay the benefit to the Participant in 180 monthly installments commencing on the first day of the month following the Participant's Termination of Service.  The installment payments described in this Section 4.2 shall be determined on the first month following the Participant's Termination of Service and the first day of each plan year thereafter as the payment amount required to amortize the account balance over the remaining term including interest at the applicable interest rate (as determined under Section
3.1.2).
	4.3	Disability Benefit.  If the Director terminates service as a director for Disability prior to the Normal Retirement Date, the Company shall pay to the Director the benefit described in this Section 4.3.
		4.3.1	Amount of Benefit.  The benefit under this Section 4.3
is the Deferral Account balance at the Director's Termination of Service.
		4.3.2	Payment of Benefit.  The Company shall pay the benefit
to the Director in a lump sum within 60 days after the Director's
Termination of Service.
	4.4	Change of Control Benefit.  Upon a Change of Control while
the Director is in the active service of the Company, the Company shall pay to the Director the benefit described in this Section 4.4 in lieu of any other benefit under this Agreement.
		4.4.1	Amount of Benefit.  The benefit under this Section 4.4
is the Deferral Account balance at the date of the Director's Termination of Service.
		4.4.2	Payment of Benefit.  The Company shall pay the benefit
to the Director in a lump sum within 60 days after the Director's
Termination of Service.
	4.5	Hardship Distribution.  Upon the Company's determination
(following petition by the Director) that the Director has suffered an unforeseeable financial emergency as described in Section 2.2.2, the Company shall distribute to the Director all or a portion of the Deferral Account balance as determined by the Company, but in no event shall the distribution be greater than is necessary to relieve the financial hardship.


Article 5
Death Benefits

	5.1	Death During Active Service.  If the Director dies while in
the active service of the Company, the Company shall pay to the
Director's beneficiary the benefit described in this Section 5.1.
		5.1.1 Amount of Benefit.  The benefit under Section 5.1
is the greater of the Deferral Account balance at the date of the
Director's death or $227,315.
		5.1.2	Payment of Benefit.  The Company shall pay the benefit
to the beneficiary within 60 days following the Director's death.
	5.2	Death During Benefit Period.  If the Director dies after
benefit payments have commenced under this Agreement but before receiving all such payments, the Company shall pay the remaining benefits to the Director's beneficiary at the same time and in the same amounts they would have been paid to the Director had the Director survived.

Article 6
Beneficiaries
	6.	1 Beneficiary Designations.  The Director shall designate a
beneficiary by filing a written designation with the Company.  The
Director may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Director and accepted by the Company during the Director's lifetime.
 The Director's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Director, or if the Director names a spouse as beneficiary and the marriage is subsequently dissolved.
 If the Director dies without a valid beneficiary designation, all payments shall be made to the Director's surviving spouse, if any, and if none, to the Director's surviving children and the descendants of any deceased child by right of representation, and if no children or descendants survive, to the Director's estate.
	6.2	Facility of Payment.  If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Company may require proof of incompetency, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

Article 7
General Limitations

Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement that is attributable to the Company's matching contributions or the interest earned on such contributions:

	7.1	Termination for Cause.  If the Company terminates the
Director's service as a director

	for:


	7.1.1	Gross negligence or gross neglect of duties;

	7.1.2 Commission of a felony or of a gross misdemeanor involving moral turpitude;
	or
	7.1.3 Fraud, disloyalty, dishonesty or willful violation of any law or significant Company policy committed in connection with the Director's service and resulting in an adverse financial effect on the Company.

	7.2	Suicide.  If the Director commits suicide within two years
after the date of this Agreement, or if the Director has made any material misstatement of fact on any application for life insurance purchased by the Company.

Article 8
Claims and Review Procedures

	8.1	Claims Procedure.  The Company shall notify the Director's
beneficiary in writing, within ninety (90) days of his or her written application for benefits, of his or her eligibility or noneligibility for benefits under the Agreement. If the Company determines that the beneficiary is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of the Agreement on which the denial is based, (3) a description of any additional information or material necessary for the claimant to perfect his or her claim, and a description of why it is needed, and (4) an explanation of the Agreement's claims review procedure and other appropriate information as to the steps to be taken if the beneficiary wishes to have the claim reviewed. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the beneficiary of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional ninety-day period.

	8.2	Review Procedure.  If the beneficiary is determined by the
Company not to be eligible for benefits, or if the beneficiary believes that he or she is entitled to greater or different benefits, the beneficiary shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within sixty
(60) days after receipt of the notice issued by the Company. Said petition shall state the specific reasons which the beneficiary believes entitle him or her to benefits or to greater or different benefits.
Within sixty (60) days after receipt by the Company of the petition, the Company shall afford the beneficiary (and counsel, if any) an opportunity to present his or her position to the Company orally or in writing, and the beneficiary (or counsel) shall have the right to review the pertinent documents. The Company shall notify the beneficiary of its decision in writing within the sixty-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the beneficiary and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the sixty-day period is not sufficient, the decision may be deferred for up to another sixty-day period at the election of the Company, but notice of this deferral shall be given to the beneficiary.

Article 9
Amendments and Termination
	This Agreement may be amended or terminated only by a written agreement signed by the Company and the Director.
Article 10
Miscellaneous
	10.1 Binding Effect.  This Agreement shall bind the Director and the Company, and their beneficiaries, survivors, executors,
administrators and transferees.
	10.2	No Guaranty of Service.  This Agreement is not a contract for services.  It does not give the Director the right to remain a director of the Company, nor does it interfere with the shareholders' rights to replace the Director. It also does not require the Director to remain a director nor interfere with the Director's right to terminate services at any time.
	10.3	Non-Transferability.  Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.
	10.4	Tax Withholding.  The Company shall withhold any taxes that
are required to be withheld from the benefits provided under this
Agreement.
	10.5	Applicable Law.  The Agreement and all rights hereunder shall be governed by the laws of California, except to the extent preempted by the laws of the United States of America.
	10.6	Unfunded Arrangement.  The Director and beneficiary are
general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Director's life is a general asset of the Company to which the Director and beneficiary have no preferred or secured claim.
	IN WITNESS WHEREOF, the Director and a duly authorized Company officer have signed this Agreement.

	COMPANY:

	ORANGE NATIONAL BANK


EXHIBIT 10.15

ORANGE NATIONAL BANK OF ORANGE, CALIFORNIA
DEFERRED FEE AGREEMENT
	THIS AGREEMENT is made this 17th day of January 1996 by and between Orange National Bank (the "Company"), and James E. Mahoney (the "Director").

INTRODUCTION

	To encourage the Director to remain a member of the Company's Board of Directors, the Company is willing to provide to the Director a deferred fee opportunity. The Company will pay the benefits from its general assets.

AGREEMENT
The Director and the Company agree as follows:
Article I
Definitions
	1.1 Definitions. Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

	1.1.I "Change of Control" means the transfer of 51% or more of the Company's outstanding voting common stock or the transfer of 51% or more of Orange National Bancorp's (the Company's holding company)
outstanding voting common stock followed	within twelve (12) months by
termination of the Director's status as a member of the Company's Board of Directors.
		1.1.2 "Code" means the Internal Revenue Code of 1986, as amended. References to a Code section shall be deemed to be to that section as it now exists and to any successor provision.
		1.1.3	"Disability" means, if the Director is covered by a
Company-sponsored disability insurance policy, total disability as defined in such policy without regard to any waiting period. If the Director is not covered by such a policy, Disability means the Director suffering a sickness, accident or injury which, in the judgment of a physician satisfactory to the Company, prevents the Director from performing substantially all of the normal duties of a director. As a condition to any benefits, the Company may require the Director to submit to such physical or mental evaluations and tests as the Company's Board of Directors deems appropriate.

	1.1.4 "Election Form" means the Form attached as Exhibit 1.

	1.1.5	"Fees" means the total directors fees payable to the
Director including fees earned by a Director who elects to participate in the Company's Director Emeritus Program.

	1.1.6	"Normal Termination Date" means the Director attaining
age 65.

	1.1.7 "Termination of Service" means the Director's ceasing to be a member of the Company's Board of Directors for any reason whatsoever.

		1.1.8	"Director" means a member of the Company's Board of
Directors and includes any Director who elects to participate in the Company's Director Emeritus Program.

Article 2

Deferral Election

	2.1	Initial Election.  The Director shall make an initial
deferral election under this Agreement by filing with the Company a signed Election Form within 30 days after the date of this Agreement.
The Election Form shall set forth the amount of Fees to be deferred. The Election Form shall be effective to defer only Fees earned after the date the Election Form is received by the Company.

	2.2	Election Changes

		2.2.1	Generally.  The Director may modify (either increase or
decrease) the amount of Fees to be deferred by filing a subsequent signed Election Form with the Company. The modified deferral shall not be effective until the calendar year following the year in which the subsequent Election Form is received by the Company.

		2.2.2	Hardship.  If an unforeseeable financial emergency
arising from the death of a family member, divorce, sickness, injury, catastrophe or similar event outside the control of the Director occurs, the Director, by written instructions to the Company may reduce future deferrals under this Agreement, in which event the modified deferral shall be effective immediately.

Article 3

Deferral Account

	3.1	Establishing and Crediting.  The Company shall establish a
Deferral Account-on its books for the Director, and shall credit to the Deferral Account the following amounts:
		3.1.1 Deferrals.  The Fees deferred by the Director as
of the time the Fees would have otherwise been paid to the Director.
		3.1.2	Interest.  On the first day of each month and
immediately prior to the payment of any benefits, interest on the account balance since the preceding credit under this Section 3.1.2, if any, at an annual rate, compounded monthly, equal to the rate determined prospectively by the Company's Board of Directors, in its sole discretion, on December 31 of each year this Agreement is in effect.
	3.2	Statement of accounts.  The Company shall provide to the
Director, within one hundred twenty (120) days after each anniversary of this Agreement, a statement setting forth the Deferral Account balance.
	3.3	Accounting Device Only.  The Deferral Account is solely a
device for measuring amounts to be paid under this Agreement. The Deferral Account is not a trust fund of any kind. The Director is a general unsecured creditor of the Company for the payment of benefits.
The benefits represent the mere Company promise to pay such benefits.
The Director's rights are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by the Director's creditors.

Article 4
Lifetime Benefits

	4.1	Normal Termination Benefit.  Upon the Director's Termination
of Service, the Company shall pay to the Director the benefit described in this Section 4.1.

		4.1.I Amount of Benefit.  The benefit under this Section
4.1 is the Deferral Account balance at the Director's Termination of
Service.
		4.1.2	Payment of Benefit.  The Company shall pay the benefit
to the Director in a lump sum within 60 days after the Director's
Termination of Service or, at its option, it shall pay the benefit to the Participant in 180 monthly installments commencing on the first day of the month following the Participant's Termination of Service.  The installment payments described in this Section 4.1 shall be determined on the first month following the Participant's Termination of Service and the first day of each plan year thereafter as the payment amount required to amortize the account balance over the remaining term including interest at the applicable interest rate (as determined under Section
3.1.2).
	4.2	Early Termination Benefit.  If the Director terminates
service as a director before the Normal Termination Date, and for reasons other dm death or Disability, the Company shall pay to the Director the benefit described in this Section 4.2.
		4.2.1	Amount of Benefit.  The benefit under this Section 4.2
is the Deferral Account balance at the Director's Termination of Service.
		4.2.2	Payment of Benefit.  The Company shall pay the benefit
to the Director in a lump sum within 60 days after the Director's
Termination of Service or, at its option, it shall pay the benefit to the Participant in 180 monthly installments commencing on the first day of the month following the Participant's Termination of Service.  The installment payments described in this Section 4.2 shall be determined on the first month following the Participant's Termination of Service and the first day of each plan year thereafter as the payment amount required to amortize the account balance over the remaining term including interest at the applicable interest rate (as determined under Section
3.1.2).
	4.3	Disability Benefit.  If the Director terminates service as a director for Disability prior to the Normal Retirement Date, the Company shall pay to the Director the benefit described in this Section 4.3.
		4.3.1	Amount of Benefit.  The benefit under this Section 4.3
is the Deferral Account balance at the Director's Termination of Service.
		4.3.2	Payment of Benefit.  The Company shall pay the benefit
to the Director in a lump sum within 60 days after the Director's
Termination of Service.
	4.4	Change of Control Benefit.  Upon a Change of Control while
the Director is in the active service of the Company, the Company shall pay to the Director the benefit described in this Section 4.4 in lieu of any other benefit under this Agreement.
		4.4.1	Amount of Benefit.  The benefit under this Section 4.4
is the Deferral Account balance at the date of the Director's Termination of Service.
		4.4.2	Payment of Benefit.  The Company shall pay the benefit
to the Director in a lump sum within 60 days after the Director's
Termination of Service.
	4.5	Hardship Distribution.  Upon the Company's determination
(following petition by the Director) that the Director has suffered an unforeseeable financial emergency as described in Section 2.2.2, the Company shall distribute to the Director all or a portion of the Deferral Account balance as determined by the Company, but in no event shall the distribution be greater than is necessary to relieve the financial hardship.


Article 5
Death Benefits

	5.1	Death During Active Service.  If the Director dies while in
the active service of the Company, the Company shall pay to the
Director's beneficiary the benefit described in this Section 5.1.
		5.1.1 Amount of Benefit.  The benefit under Section 5.1
is the greater of the Deferral Account balance at the date of the
Director's death or $227,315.
		5.1.2	Payment of Benefit.  The Company shall pay the benefit
to the beneficiary within 60 days following the Director's death.
	5.2	Death During Benefit Period.  If the Director dies after
benefit payments have commenced under this Agreement but before receiving all such payments, the Company shall pay the remaining benefits to the Director's beneficiary at the same time and in the same amounts they would have been paid to the Director had the Director survived.

Article 6
Beneficiaries
	6.1 Beneficiary Designations. The Director shall designate a beneficiary by filing a written designation with the Company. The
Director may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Director and accepted by the Company during the Director's lifetime.
 The Director's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Director, or if the Director names a spouse as beneficiary and the marriage is subsequently dissolved.
 If the Director dies without a valid beneficiary designation, all payments shall be made to the Director's surviving spouse, if any, and if none, to the Director's surviving children and the descendants of any deceased child by right of representation, and if no children or descendants survive, to the Director's estate.
	6.2	Facility of Payment.  If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Company may require proof of incompetency, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

Article 7
General Limitations

Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement that is attributable to the Company's matching contributions or the interest earned on such contributions:

	7.1	Termination for Cause.  If the Company terminates the
Director's service as a director

	for:


	7.1.1	Gross negligence or gross neglect of duties;

	7.1.2 Commission of a felony or of a gross misdemeanor involving moral turpitude;
	or
	7.1.3 Fraud, disloyalty, dishonesty or willful violation of any law or significant Company policy committed in connection with the Director's service and resulting in an adverse financial effect on the Company.

	7.2	Suicide.  If the Director commits suicide within two years
after the date of this Agreement, or if the Director has made any material misstatement of fact on any application for life insurance purchased by the Company.

Article 8
Claims and Review Procedures

	8.1	Claims Procedure.  The Company shall notify the Director's
beneficiary in writing, within ninety (90) days of his or her written application for benefits, of his or her eligibility or noneligibility for benefits under the Agreement. If the Company determines that the beneficiary is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of the Agreement on which the denial is based, (3) a description of any additional information or material necessary for the claimant to perfect his or her claim, and a description of why it is needed, and (4) an explanation of the Agreement's claims review procedure and other appropriate information as to the steps to be taken if the beneficiary wishes to have the claim reviewed. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the beneficiary of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional ninety-day period.

	8.2	Review Procedure.  If the beneficiary is determined by the
Company not to be eligible for benefits, or if the beneficiary believes that he or she is entitled to greater or different benefits, the beneficiary shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within sixty
(60) days after receipt of the notice issued by the Company. Said petition shall state the specific reasons which the beneficiary believes entitle him or her to benefits or to greater or different benefits.
Within sixty (60) days after receipt by the Company of the petition, the Company shall afford the beneficiary (and counsel, if any) an opportunity to present his or her position to the Company orally or in writing, and the beneficiary (or counsel) shall have the right to review the pertinent documents. The Company shall notify the beneficiary of its decision in writing within the sixty-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the beneficiary and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the sixty-day period is not sufficient, the decision may be deferred for up to another sixty-day period at the election of the Company, but notice of this deferral shall be given to the beneficiary.

Article 9
Amendments and Termination
	This Agreement may be amended or terminated only by a written agreement signed by the Company and the Director.
Article 10
Miscellaneous
	10.1 Binding Effect.  This Agreement shall bind the Director and the Company, and their beneficiaries, survivors, executors,
administrators and transferees.
	10.2	No Guaranty of Service.  This Agreement is not a contract for services.  It does not give the Director the right to remain a director of the Company, nor does it interfere with the shareholders' rights to replace the Director. It also does not require the Director to remain a director nor interfere with the Director's right to terminate services at any time.
	10.3	Non-Transferability.  Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.
	10.4	Tax Withholding.  The Company shall withhold any taxes that
are required to be withheld from the benefits provided under this
Agreement.
	10.5	Applicable Law.  The Agreement and all rights hereunder shall be governed by the laws of California, except to the extent preempted by the laws of the United States of America.
	10.6	Unfunded Arrangement.  The Director and beneficiary are
general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Director's life is a general asset of the Company to which the Director and beneficiary have no preferred or secured claim.
	IN WITNESS WHEREOF, the Director and a duly authorized Company officer have signed this Agreement.

	COMPANY:

	ORANGE NATIONAL BANK



EXHIBIT 10.16

ORANGE NATIONAL BANK OF ORANGE, CALIFORNIA
DEFERRED FEE AGREEMENT
	THIS AGREEMENT is made this 17th day of January 1996 by and between Orange National Bank (the "Company"), and Gerald R. Holte (the "Director").

INTRODUCTION

	To encourage the Director to remain a member of the Company's Board of Directors, the Company is willing to provide to the Director a deferred fee opportunity. The Company will pay the benefits from its general assets.

AGREEMENT
The Director and the Company agree as follows:
Article I
Definitions
	1.1 Definitions. Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

	1.1.I "Change of Control" means the transfer of 51% or more of the Company's outstanding voting common stock or the transfer of 51% or more of Orange National Bancorp's (the Company's holding company)
outstanding voting common stock followed	within twelve (12) months by
termination of the Director's status as a member of the Company's Board of Directors.
		1.1.2 "Code" means the Internal Revenue Code of 1986, as amended. References to a Code section shall be deemed to be to that section as it now exists and to any successor provision.
		1.1.3	"Disability" means, if the Director is covered by a
Company-sponsored disability insurance policy, total disability as defined in such policy without regard to any waiting period. If the Director is not covered by such a policy, Disability means the Director suffering a sickness, accident or injury which, in the judgment of a physician satisfactory to the Company, prevents the Director from performing substantially all of the normal duties of a director. As a condition to any benefits, the Company may require the Director to submit to such physical or mental evaluations and tests as the Company's Board of Directors deems appropriate.

	1.1.4 "Election Form" means the Form attached as Exhibit 1.

	1.1.5	"Fees" means the total directors fees payable to the
Director including fees earned by a Director who elects to participate in the Company's Director Emeritus Program.

	1.1.6	"Normal Termination Date" means the Director attaining
age 65.

	1.1.7 "Termination of Service" means the Director's ceasing to be a member of the Company's Board of Directors for any reason whatsoever.

		1.1.8	"Director" means a member of the Company's Board of
Directors and includes any Director who elects to participate in the Company's Director Emeritus Program.

Article 2

Deferral Election

	2.1	Initial Election.  The Director shall make an initial
deferral election under this Agreement by filing with the Company a signed Election Form within 30 days after the date of this Agreement.
The Election Form shall set forth the amount of Fees to be deferred. The Election Form shall be effective to defer only Fees earned after the date the Election Form is received by the Company.

	2.2	Election Changes

		2.2.1	Generally.  The Director may modify (either increase or
decrease) the amount of Fees to be deferred by filing a subsequent signed Election Form with the Company. The modified deferral shall not be effective until the calendar year following the year in which the subsequent Election Form is received by the Company.

		2.2.2	Hardship.  If an unforeseeable financial emergency
arising from the death of a family member, divorce, sickness, injury, catastrophe or similar event outside the control of the Director occurs, the Director, by written instructions to the Company may reduce future deferrals under this Agreement, in which event the modified deferral shall be effective immediately.

Article 3

Deferral Account

	3.1	Establishing and Crediting.  The Company shall establish a
Deferral Account-on its books for the Director, and shall credit to the Deferral Account the following amounts:
		3.1.1 Deferrals.  The Fees deferred by the Director as
of the time the Fees would have otherwise been paid to the Director.
		3.1.2	Interest.  On the first day of each month and
immediately prior to the payment of any benefits, interest on the account balance since the preceding credit under this Section 3.1.2, if any, at an annual rate, compounded monthly, equal to the rate determined prospectively by the Company's Board of Directors, in its sole discretion, on December 31 of each year this Agreement is in effect.
	3.2	Statement of accounts.  The Company shall provide to the
Director, within one hundred twenty (120) days after each anniversary of this Agreement, a statement setting forth the Deferral Account balance.
	3.3	Accounting Device Only.  The Deferral Account is solely a
device for measuring amounts to be paid under this Agreement. The Deferral Account is not a trust fund of any kind. The Director is a general unsecured creditor of the Company for the payment of benefits.
The benefits represent the mere Company promise to pay such benefits.
The Director's rights are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by the Director's creditors.

Article 4
Lifetime Benefits

	4.1	Normal Termination Benefit.  Upon the Director's Termination
of Service, the Company shall pay to the Director the benefit described in this Section 4.1.

		4.1.I Amount of Benefit.  The benefit under this Section
4.1 is the Deferral Account balance at the Director's Termination of
Service.
		4.1.2	Payment of Benefit.  The Company shall pay the benefit
to the Director in a lump sum within 60 days after the Director's
Termination of Service or, at its option, it shall pay the benefit to the Participant in 180 monthly installments commencing on the first day of the month following the Participant's Termination of Service.  The installment payments described in this Section 4.1 shall be determined on the first month following the Participant's Termination of Service and the first day of each plan year thereafter as the payment amount required to amortize the account balance over the remaining term including interest at the applicable interest rate (as determined under Section
3.1.2).
	4.2	Early Termination Benefit.  If the Director terminates
service as a director before the Normal Termination Date, and for reasons other dm death or Disability, the Company shall pay to the Director the benefit described in this Section 4.2.
		4.2.1	Amount of Benefit.  The benefit under this Section 4.2
is the Deferral Account balance at the Director's Termination of Service.
		4.2.2	Payment of Benefit.  The Company shall pay the benefit
to the Director in a lump sum within 60 days after the Director's
Termination of Service or, at its option, it shall pay the benefit to the Participant in 180 monthly installments commencing on the first day of the month following the Participant's Termination of Service.  The installment payments described in this Section 4.2 shall be determined on the first month following the Participant's Termination of Service and the first day of each plan year thereafter as the payment amount required to amortize the account balance over the remaining term including interest at the applicable interest rate (as determined under Section
3.1.2).
	4.3	Disability Benefit.  If the Director terminates service as a director for Disability prior to the Normal Retirement Date, the Company shall pay to the Director the benefit described in this Section 4.3.
		4.3.1	Amount of Benefit.  The benefit under this Section 4.3
is the Deferral Account balance at the Director's Termination of Service.
		4.3.2	Payment of Benefit.  The Company shall pay the benefit
to the Director in a lump sum within 60 days after the Director's
Termination of Service.
	4.4	Change of Control Benefit.  Upon a Change of Control while
the Director is in the active service of the Company, the Company shall pay to the Director the benefit described in this Section 4.4 in lieu of any other benefit under this Agreement.
		4.4.1	Amount of Benefit.  The benefit under this Section 4.4
is the Deferral Account balance at the date of the Director's Termination of Service.
		4.4.2	Payment of Benefit.  The Company shall pay the benefit
to the Director in a lump sum within 60 days after the Director's
Termination of Service.
	4.5	Hardship Distribution.  Upon the Company's determination
(following petition by the Director) that the Director has suffered an unforeseeable financial emergency as described in Section 2.2.2, the Company shall distribute to the Director all or a portion of the Deferral Account balance as determined by the Company, but in no event shall the distribution be greater than is necessary to relieve the financial hardship.


Article 5
Death Benefits

	5.1	Death During Active Service.  If the Director dies while in
the active service of the Company, the Company shall pay to the
Director's beneficiary the benefit described in this Section 5.1.
		5.1.1 Amount of Benefit.  The benefit under Section 5.1
is the greater of the Deferral Account balance at the date of the
Director's death or $227,315.
		5.1.2	Payment of Benefit.  The Company shall pay the benefit
to the beneficiary within 60 days following the Director's death.
	5.2	Death During Benefit Period.  If the Director dies after
benefit payments have commenced under this Agreement but before receiving all such payments, the Company shall pay the remaining benefits to the Director's beneficiary at the same time and in the same amounts they would have been paid to the Director had the Director survived.

Article 6
Beneficiaries
	6.1 Beneficiary Designations. The Director shall designate a beneficiary by filing a written designation with the Company. The
Director may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Director and accepted by the Company during the Director's lifetime.
 The Director's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Director, or if the Director names a spouse as beneficiary and the marriage is subsequently dissolved.
 If the Director dies without a valid beneficiary designation, all payments shall be made to the Director's surviving spouse, if any, and if none, to the Director's surviving children and the descendants of any deceased child by right of representation, and if no children or descendants survive, to the Director's estate.
	6.2	Facility of Payment.  If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Company may require proof of incompetency, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

Article 7
General Limitations

Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement that is attributable to the Company's matching contributions or the interest earned on such contributions:

	7.1	Termination for Cause.  If the Company terminates the
Director's service as a director

	for:


	7.1.1	Gross negligence or gross neglect of duties;

	7.1.2 Commission of a felony or of a gross misdemeanor involving moral turpitude;
	or
	7.1.3 Fraud, disloyalty, dishonesty or willful violation of any law or significant Company policy committed in connection with the Director's service and resulting in an adverse financial effect on the Company.

	7.2	Suicide.  If the Director commits suicide within two years
after the date of this Agreement, or if the Director has made any material misstatement of fact on any application for life insurance purchased by the Company.

Article 8
Claims and Review Procedures

	8.1	Claims Procedure.  The Company shall notify the Director's
beneficiary in writing, within ninety (90) days of his or her written application for benefits, of his or her eligibility or noneligibility for benefits under the Agreement. If the Company determines that the beneficiary is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of the Agreement on which the denial is based, (3) a description of any additional information or material necessary for the claimant to perfect his or her claim, and a description of why it is needed, and (4) an explanation of the Agreement's claims review procedure and other appropriate information as to the steps to be taken if the beneficiary wishes to have the claim reviewed. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the beneficiary of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional ninety-day period.

	8.2	Review Procedure.  If the beneficiary is determined by the
Company not to be eligible for benefits, or if the beneficiary believes that he or she is entitled to greater or different benefits, the beneficiary shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within sixty
(60) days after receipt of the notice issued by the Company. Said petition shall state the specific reasons which the beneficiary believes entitle him or her to benefits or to greater or different benefits.
Within sixty (60) days after receipt by the Company of the petition, the Company shall afford the beneficiary (and counsel, if any) an opportunity to present his or her position to the Company orally or in writing, and the beneficiary (or counsel) shall have the right to review the pertinent documents. The Company shall notify the beneficiary of its decision in writing within the sixty-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the beneficiary and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the sixty-day period is not sufficient, the decision may be deferred for up to another sixty-day period at the election of the Company, but notice of this deferral shall be given to the beneficiary.

Article 9
Amendments and Termination
	This Agreement may be amended or terminated only by a written agreement signed by the Company and the Director.
Article 10
Miscellaneous
	10.1 Binding Effect.  This Agreement shall bind the Director and the Company, and their beneficiaries, survivors, executors,
administrators and transferees.
	10.2	No Guaranty of Service.  This Agreement is not a contract for services.  It does not give the Director the right to remain a director of the Company, nor does it interfere with the shareholders' rights to replace the Director. It also does not require the Director to remain a director nor interfere with the Director's right to terminate services at any time.
	10.3	Non-Transferability.  Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.
	10.4	Tax Withholding.  The Company shall withhold any taxes that
are required to be withheld from the benefits provided under this
Agreement.
	10.5	Applicable Law.  The Agreement and all rights hereunder shall be governed by the laws of California, except to the extent preempted by the laws of the United States of America.
	10.6	Unfunded Arrangement.  The Director and beneficiary are
general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Director's life is a general asset of the Company to which the Director and beneficiary have no preferred or secured claim.
	IN WITNESS WHEREOF, the Director and a duly authorized Company officer have signed this Agreement.

	COMPANY:

	ORANGE NATIONAL BANK



EXHIBIT 10.17
ORANGE NATIONAL BANK
SALARY CONTINUATION AGREEMENT
THIS AGREEMENT is made this 21st day of February 1996 by and between Orange National Bank (the "Company"), and Kenneth J. Cosgrove (the "Executive").

INTRODUCTION

To encourage the Executive to remain an employee of the Company, the Company is willing to provide salary continuation benefits to the Executive. The Company will pay the benefits from its general assets.

AGREEMENT
The Executive and the Company agree as follows:
Article 1
Definitions
1.1 Definitions. Whenever used in this Agreement, the following words and phrases shall

have the	meanings specified:

1.1.I " Change of Control" means the transfer of 51% or more of the
Company's
outstanding voting common stock or the transfer of 51% or more of
Orange National
Bancorp's (the Company's holding company) outstanding voting common stock.
1.1.2 "Code" means the Internal Revenue Code of 1986, as amended. References to a Code section shall be deemed to be to that section as it now exists and to any successor provision.
1.1.3	"Disability" means, if the Executive is covered by a Company-
sponsored disability insurance policy, total disability as defined in such policy without regard to any waiting period. If the Executive is not covered by such a policy, Disability means the Executive suffering a sickness, accident or injury which, in the judgment of a physician satisfactory to the Company, prevents the Executive from performing substantially all of the Executive's normal duties for the Company. As a condition to any benefits, the Company may require the Executive to submit to such physical or mental evaluations and tests as the Company's Board of Directors deems appropriate.

1.1.4	"Normal Retirement Date" means the Executive attaining age 65.

1.1.5 " Termination of Employment" means the Executive's ceasing to be employed by the Company for any reason whatsoever, voluntary or involuntary, other than by reason of an approved leave of absence.

1.1.6	"Plan Year" means twelve months ending on


Article 2

Lifetime Benefits

2.1	Normal Retirement Benefit.  If the Executive terminates employment on or after the Normal Retirement Date for reasons other than death, the Company shall pay to the Executive the benefit described in this Section 2.1.

2.1.1 Amount of Benefit.  The benefit under this Section 2. 1 is $8,
000 per month.


2.1.2	Payment of Benefit.  The Company shall pay the benefit to the
Executive on the first day of each month commencing with the month following the Executive's Normal Retirement Date and continuing for 179 additional months.
2.2	Early Retirement Benefit Before Age 60.  If the Executive
terminates employment prior to attaining age 60, and for reasons other than death or Disability, the Company shall pay to the Executive the benefit described in this Section 2.2.
2.2.1	 Amount of Benefit.  The benefit under this Section 2.2 is the benefit determined under Schedule A, Column C based on the date of the Executive's Termination of Employment (or, if Section 2.6 applies as specified herein, the benefit set forth in Schedule A, Column G). Schedule A is calculated using the interest method of accounting, a 9% discount rate, and assuming monthly compounding and monthly benefit payments.
2.2.2	Payment of Benefit.  The Company shall pay the benefit to the
Executive on the first day of each month commencing with the month following the Executive's Normal Retirement Date and continuing for 179 additional months.
2.3	Early Retirement Benefit After Age 60.  If the Executive
terminates employment after attaining age 60 but prior to the Normal Retirement Date and for reasons other than death or Disability, the Company shall pay to the Executive the benefit described in this Section 2.3.
2.3.1	 Amount of Benefit.  The benefit under this Section 2.3 is the benefit determined under Schedule A, Column D based on the date of the Executive's Termination of Employment (or, if Section 2.6 applies as specified herein, the benefit set forth in Schedule A, Column H).
2.3.2	Payment of Benefit.  The Company shall pay the benefit to the
Executive on the first day of each month commencing with the month following the Executive's Termination of Employment and continuing for 179 additional months.
2.4	Disability Benefit if Disability Occurs Within the First 5 Years.
 If the Executive terminates employment for Disability within 5 years from the date this Agreement is executed, but prior to the Normal Retirement Date, the Company shall pay to the Executive the benefit described in this Section 2.4.
2.4.1	 Amount of Benefit.  The benefit under this Section 2.4 is the benefit determined under Schedule A, Column I based on the date of the Executive's Termination of Employment (or, if Section 2.6 applies as specified herein, the benefit set forth in Schedule A, Column F).
2.4.2	Payment of Benefit.  The Company shall pay the benefit to the
Executive in a lump sum within 60 days after Disability (or, if Section
2.6 applies as specified herein, the benefit payable on the first day of each month commencing with the month following the Executive's Termination of Employment and continuing until the earlier of (a) the Executive's recovery from the Disability and his return to active employment by the Company, or (b) 179 months).
2.5	Disability Benefit if Disability Occurs After the Fifth Year.  If
the Executive terminates employment for Disability after 5 years from the date this Agreement is executed, but prior to the Normal Retirement Date, the Company shall pay to the Executive the benefit described in this Section 2.5.
2.5.1	 Amount of Benefit.  The benefit under this Section 2.5 is the benefit determined under Schedule A, Column B based on the date of the Executive's Termination of Employment (or, if Section 2.6 applies as specified herein, the benefit set forth in Schedule A, Column F).
2.5.2	Payment of Benefit.  The Company shall pay the benefit to the
Executive on the first day of each month commencing with the month following the Executive's Termination of Employment and continuing until the earlier of (a) the Executive's recovery from the Disability and his return to active employment by the Company, or (b) 179 months.
2.6	Change of Control Vesting.  Upon a Change of Control while the
Executive is in the active service of the Company, where the Executive is not terminated by the Company as specified in Section 2.7 hereunder, the Executive shall be vested in the Normal Retirement Benefit so that, subsequent to a Change of Control, if the Executive becomes eligible for any Early Retirement Benefit or Disability Benefit, notwithstanding anything contained herein to the contrary, the amount of any such benefit shall be measured in accordance with Schedule A.
2.7	Termination by the Company on Account of or After a Change of
Control. Notwithstanding anything contained herein to the contrary, in the event: (i) the Executive's employment with the Company is terminated by the Company in conjunction with, or by reason of, a Change of Control or (ii) by reason of the Company's actions any adverse and material change occurs in the scope of the Executive's position, responsibilities, duties, salary, benefits, or location of employment after a Change of Control occurs; or (iii) the Company causes an event to occur which reasonably constitutes or results in a demotion, a significant diminution of responsibilities or authority, or a constructive termination (by forcing a resignation or otherwise) of the Executive's employment after a Change of Control occurs, then the
Company shall pay to the Executive the benefit described in this Section 2.7, in lieu of any other benefit under this Agreement.
2.7.1	 Amount of Benefit.  The benefit under this Section 2.7 is the benefit determined under Schedule A, Column E based on the later of (a) the beginning of year 12, or (b) the date of the event triggering this
Section 2.7 benefit.
2.7.2	Payment of Benefit.  The Company shall pay the benefit to the
Executive on the first day of each month commencing with the month following the date of the event triggering this Section 2.7 benefit and continuing for 179 additional months.
2.8	After Returning to Active Employment from Disability.  If the
Executive returns to active employment by the Company after receiving Disability benefits under Sections 2.4 or 2.5 and becomes otherwise entitled to any benefits contained in this Agreement, the Company shall pay such benefits to the Executive except that the benefits shall be reduced by a fraction, the numerator of which is the total of all Disability benefits paid to the Executive and the denominator of which is the total sum of benefits to which the Executive is otherwise entitled.

Article 3
Death Benefits

3.1	Death During Active Service.  If the Executive dies while in the active service of the Company, the Company shall pay to the Executive's beneficiary the benefit described in this Section 3.1.

3.1.1	 Amount of Benefit.  The benefit under Section 3.1 is the lifetime benefit that would have been paid to the Executive under Section 2.1 calculated as if the date of the Executive's death were the Normal Retirement Date and reduced as described in Section 2.8, if applicable.

3.1.2	Payment of Benefit.  The Company shall pay the benefit to the
Beneficiary on the first day of each month commencing with the month following the Executive's death and continuing for 179 additional months.

3.2	Death During Benefit Period.  If the Executive dies after benefit payments have commenced under this Agreement, other than benefits on account of Disability, but before receiving all such payments, the Company shall pay the remaining benefits to the Executive's beneficiary at the same time and in the same amounts they would have been paid to the Executive had the Executive survived.

3.3	Death after Termination for Disability If the Executive dies after terminating employment for Disability and before returning to active employment with the company, the Company shall pay the benefit contained in Section 3.1, except that such benefit shall be reduced as described in Section 2.8.
Article 4
Beneficiaries
4.1	Beneficiary Designations.  The Executive shall designate a
beneficiary by filing a written designation with the Company. The Executive may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Executive and accepted by the Company during the Executive's lifetime. The Executive's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Executive, or if the Executive names a spouse as beneficiary and the marriage is subsequently dissolved. If the Executive dies without a valid beneficiary designation, all payments shall be made to the Executive's surviving spouse, if any, and if none, to the Executive's surviving children and the descendants of any deceased child by right of representation, and if no children or descendants survive, to the Executive's estate.
4.2	Facility of Payment.  If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Company may require proof of incompetency, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.
Article 5
General Limitations
Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay certain benefits as described below hereunder:
5.1	Excess Parachute Payment.  To the extent the benefit payments are not deductible by the payor under Section 28OG of the Internal Revenue Code, if any, such nondeductible payments shall not be made. All deductible payments under Section 28OG shall be made. For purposes of determining the nondeductible portion of Section 280G, if any, the discount rate of 7.74% shall be used.
5.2	Termination for Cause.  No benefit payments under this Agreement shall be paid, if the Company terminates the Executive's employment for:

5.2.1	Gross negligence or gross neglect of duties;

5.2.2	Commission of a felony or of a gross misdemeanor involving moral turpitude; or
5.2.3	Fraud, disloyalty, dishonesty or willful violation of any law or significant Company policy committed in connection with the Executive's employment and resulting in an adverse effect on the Company.

5.3	Suicide.  No benefits shall be payable if the Executive commits suicide within two years after the date of this Agreement, or if the Executive has made any material misstatement of fact on any application for life insurance purchased by the Company.

5.4	Regulatory Violation or Impairment of Capital.  No benefit
payments shall be payable in violation of any regulatory order or prohibition, or if such benefit payments would cause the Company's capital to be impaired.
Article 6
Claims and Review Procedures
6.1	Claims Procedure.  The Company shall notify the Executive's
beneficiary in writing, within ninety (90) days of his or her written application for benefits, of his or her eligibility or noneligibility for benefits under the Agreement. If the Company determines that the beneficiary is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of the Agreement on which the denial is based, (3) a description of any additional information or material necessary for the claimant to perfect his or her claim, and a description of why it is needed, and (4) an explanation of the
Agreement's claims review procedure and other appropriate information as to the steps to be taken if the beneficiary wishes to have the claim reviewed. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the beneficiary of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional ninety-day period.
6.2	Review Procedure.  If the beneficiary is determined by the Company not to be eligible for benefits, or if the beneficiary believes that he or she is entitled to greater or different benefits, the beneficiary shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within sixty (60) days after receipt of the notice issued by the Company. Said petition shall state the specific reasons which the beneficiary believes entitle him or her to benefits or to greater or different benefits. Within sixty (60) days after receipt by the Company of the petition, the Company shall afford the beneficiary (and counsel, if any) an opportunity to present his or her position to the Company orally or in writing, and the beneficiary (or counsel) shall have the right to review the pertinent documents. The Company shall notify the beneficiary of its decision in writing within the sixty-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the beneficiary and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the sixty-day period is not sufficient, the decision may be deferred for up to another sixty-day period at the election of the Company, but notice of this deferral shall be given to the beneficiary.
Article 7
Amendments and Termination
This Agreement may be amended or terminated only by a written agreement signed by the Company and the Executive.
Article 8
Miscellaneous
8.1	Binding Effect.  This Agreement shall bind the Executive and the
Company, and their beneficiaries, survivors, executors, administrators and transferees.
8.2	No Guaranty of Employment.  This Agreement is not an employment policy or contract.  It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Executive.  It also does not require the
Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.
8.3	Non-Transferability.  Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.
8.4	Tax Withholding.  The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.
8.5	Applicable Law.  The Agreement and all rights hereunder shall be governed by the laws of California, except to the extent preempted by the laws of the United States of America.
8.6	Unfunded Arrangement.  The Executive and beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement.  The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Executive's life is a general asset of the Company to which the Executive and beneficiary have no preferred or secured claim.
8.7	Collateral upon Change of Control.  As collateral for the
performance of the obligations due Executive herein, upon a change of control, as defined in Section 1. 1. 1 hereof, the Board of Directors of Company, in its sole option and discretion, may require that the acquiror post a letter of credit, in form and from an issuing entity acceptable to the Board of Directors, for the full amount of the benefit payments due under this Agreement. However, notwithstanding this provision, nothing herein contained shall be deemed to confer or grant any right to the Executive to require or compel the Company or the acquiror to collateralize the provisions of this Agreement.
IN WITNESS WHEREOF, the Executive and a duly authorized Company officer have signed this Agreement.

COMPANY:

ORANGE NATIONAL BANK

EXHIBIT 10.18
ORANGE NATIONAL BANK
SALARY CONTINUATION AGREEMENT
THIS AGREEMENT is made this 21st day of February 1996 by and between Orange National Bank (the "Company"), and Robert W. Creighton (the "Executive").

INTRODUCTION

To encourage the Executive to remain an employee of the Company, the Company is willing to provide salary continuation benefits to the Executive. The Company will pay the benefits from its general assets.

AGREEMENT
The Executive and the Company agree as follows:
Article 1
Definitions
1.1 Definitions. Whenever used in this Agreement, the following words and phrases shall

have the	meanings specified:

1.1.I " Change of Control" means the transfer of 51% or more of the
Company's
outstanding voting common stock or the transfer of 51% or more of
Orange National
Bancorp's (the Company's holding company) outstanding voting common stock.
1.1.2 "Code" means the Internal Revenue Code of 1986, as amended. References to a Code section shall be deemed to be to that section as it now exists and to any successor provision.
1.1.3	"Disability" means, if the Executive is covered by a Company-
sponsored disability insurance policy, total disability as defined in such policy without regard to any waiting period. If the Executive is not covered by such a policy, Disability means the Executive suffering a sickness, accident or injury which, in the judgment of a physician satisfactory to the Company, prevents the Executive from performing substantially all of the Executive's normal duties for the Company. As a condition to any benefits, the Company may require the Executive to submit to such physical or mental evaluations and tests as the Company's Board of Directors deems appropriate.

1.1.4	"Normal Retirement Date" means the Executive attaining age 65.

1.1.5 " Termination of Employment" means the Executive's ceasing to be employed by the Company for any reason whatsoever, voluntary or involuntary, other than by reason of an approved leave of absence.

1.1.6	"Plan Year" means twelve months ending on


Article 2

Lifetime Benefits

2.1	Normal Retirement Benefit.  If the Executive terminates employment on or after the Normal Retirement Date for reasons other than death, the Company shall pay to the Executive the benefit described in this Section 2.1.

2.1.1 Amount of Benefit.  The benefit under this Section 2. 1 is $5,
000 per month.


2.1.2	Payment of Benefit.  The Company shall pay the benefit to the
Executive on the first day of each month commencing with the month following the Executive's Normal Retirement Date and continuing for 179 additional months.
2.2	Early Retirement Benefit Before Age 60.  If the Executive
terminates employment prior to attaining age 60, and for reasons other than death or Disability, the Company shall pay to the Executive the benefit described in this Section 2.2.
2.2.1	 Amount of Benefit.  The benefit under this Section 2.2 is the benefit determined under Schedule A, Column C based on the date of the Executive's Termination of Employment (or, if Section 2.6 applies as specified herein, the benefit set forth in Schedule A, Column G). Schedule A is calculated using the interest method of accounting, a 9% discount rate, and assuming monthly compounding and monthly benefit payments.
2.2.2	Payment of Benefit.  The Company shall pay the benefit to the
Executive on the first day of each month commencing with the month following the Executive's Normal Retirement Date and continuing for 179 additional months.
2.3	Early Retirement Benefit After Age 60.  If the Executive
terminates employment after attaining age 60 but prior to the Normal Retirement Date and for reasons other than death or Disability, the Company shall pay to the Executive the benefit described in this Section 2.3.
2.3.1	 Amount of Benefit.  The benefit under this Section 2.3 is the benefit determined under Schedule A, Column D based on the date of the Executive's Termination of Employment (or, if Section 2.6 applies as specified herein, the benefit set forth in Schedule A, Column H).
2.3.2	Payment of Benefit.  The Company shall pay the benefit to the
Executive on the first day of each month commencing with the month following the Executive's Termination of Employment and continuing for 179 additional months.
2.4	Disability Benefit if Disability Occurs Within the First 5 Years.
 If the Executive terminates employment for Disability within 5 years from the date this Agreement is executed, but prior to the Normal Retirement Date, the Company shall pay to the Executive the benefit described in this Section 2.4.
2.4.1	 Amount of Benefit.  The benefit under this Section 2.4 is the benefit determined under Schedule A, Column I based on the date of the Executive's Termination of Employment (or, if Section 2.6 applies as specified herein, the benefit set forth in Schedule A, Column F).
2.4.2	Payment of Benefit.  The Company shall pay the benefit to the
Executive in a lump sum within 60 days after Disability (or, if Section
2.6 applies as specified herein, the benefit payable on the first day of each month commencing with the month following the Executive's Termination of Employment and continuing until the earlier of (a) the Executive's recovery from the Disability and his return to active employment by the Company, or (b) 179 months).
2.5	Disability Benefit if Disability Occurs After the Fifth Year.  If
the Executive terminates employment for Disability after 5 years from the date this Agreement is executed, but prior to the Normal Retirement Date, the Company shall pay to the Executive the benefit described in this Section 2.5.
2.5.1	 Amount of Benefit.  The benefit under this Section 2.5 is the benefit determined under Schedule A, Column B based on the date of the Executive's Termination of Employment (or, if Section 2.6 applies as specified herein, the benefit set forth in Schedule A, Column F).
2.5.2	Payment of Benefit.  The Company shall pay the benefit to the
Executive on the first day of each month commencing with the month following the Executive's Termination of Employment and continuing until the earlier of (a) the Executive's recovery from the Disability and his return to active employment by the Company, or (b) 179 months.
2.6	Change of Control Vesting.  Upon a Change of Control while the
Executive is in the active service of the Company, where the Executive is not terminated by the Company as specified in Section 2.7 hereunder, the Executive shall be vested in the Normal Retirement Benefit so that, subsequent to a Change of Control, if the Executive becomes eligible for any Early Retirement Benefit or Disability Benefit, notwithstanding anything contained herein to the contrary, the amount of any such benefit shall be measured in accordance with Schedule A.
2.7	Termination by the Company on Account of or After a Change of
Control. Notwithstanding anything contained herein to the contrary, in the event: (i) the Executive's employment with the Company is terminated by the Company in conjunction with, or by reason of, a Change of Control or (ii) by reason of the Company's actions any adverse and material change occurs in the scope of the Executive's position, responsibilities, duties, salary, benefits, or location of employment after a Change of Control occurs; or (iii) the Company causes an event to occur which reasonably constitutes or results in a demotion, a significant diminution of responsibilities or authority, or a constructive termination (by forcing a resignation or otherwise) of the Executive's employment after a Change of Control occurs, then the
Company shall pay to the Executive the benefit described in this Section 2.7, in lieu of any other benefit under this Agreement.
2.7.1	 Amount of Benefit.  The benefit under this Section 2.7 is the benefit determined under Schedule A, Column E based on the later of (a) the beginning of year 12, or (b) the date of the event triggering this
Section 2.7 benefit.
2.7.2	Payment of Benefit.  The Company shall pay the benefit to the
Executive on the first day of each month commencing with the month following the date of the event triggering this Section 2.7 benefit and continuing for 179 additional months.
2.8	After Returning to Active Employment from Disability.  If the
Executive returns to active employment by the Company after receiving Disability benefits under Sections 2.4 or 2.5 and becomes otherwise entitled to any benefits contained in this Agreement, the Company shall pay such benefits to the Executive except that the benefits shall be reduced by a fraction, the numerator of which is the total of all Disability benefits paid to the Executive and the denominator of which is the total sum of benefits to which the Executive is otherwise entitled.

Article 3
Death Benefits

3.1	Death During Active Service.  If the Executive dies while in the active service of the Company, the Company shall pay to the Executive's beneficiary the benefit described in this Section 3. 1.

3.1.1	 Amount of Benefit.  The benefit under Section 3.1 is the lifetime benefit that would have been paid to the Executive under Section 2.1 calculated as if the date of the Executive's death were the Normal Retirement Date and reduced as described in Section 2.8, if applicable.

3.1.2	Payment of Benefit.  The Company shall pay the benefit to the
Beneficiary on the first day of each month commencing with the month following the Executive's death and continuing for 179 additional months.

3.2	Death During Benefit Period.  If the Executive dies after benefit payments have commenced under this Agreement, other than benefits on account of Disability, but before receiving all such payments, the Company shall pay the remaining benefits to the Executive's beneficiary at the same time and in the same amounts they would have been paid to the Executive had the Executive survived.

3.3	Death after Termination for Disability If the Executive dies after terminating employment for Disability and before returning to active employment with the company, the Company shall pay the benefit contained in Section 3. 1, except that such benefit shall be reduced as described in Section 2.8.
Article 4
Beneficiaries
4.1	Beneficiary Designations.  The Executive shall designate a
beneficiary by filing a written designation with the Company. The Executive may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Executive and accepted by the Company during the Executive's lifetime. The Executive's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Executive, or if the Executive names a spouse as beneficiary and the marriage is subsequently dissolved. If the Executive dies without a valid beneficiary designation, all payments shall be made to the Executive's surviving spouse, if any, and if none, to the Executive's surviving children and the descendants of any deceased child by right of representation, and if no children or descendants survive, to the Executive's estate.
4.2	Facility of Payment.  If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Company may require proof of incompetency, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.
Article 5
General Limitations
Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay certain benefits as described below hereunder:
5.1	Excess Parachute Payment.  To the extent the benefit payments are not deductible by the payor under Section 28OG of the Internal Revenue Code, if any, such nondeductible payments shall not be made. All deductible payments under Section 28OG shall be made. For purposes of determining the nondeductible portion of Section 280G, if any, the discount rate of 7.74% shall be used.
5.2	Termination for Cause.  No benefit payments under this Agreement shall be paid, if the Company terminates the Executive's employment for:

5.2.1	Gross negligence or gross neglect of duties;

5.2.2	Commission of a felony or of a gross misdemeanor involving moral turpitude; or
5.2.3	Fraud, disloyalty, dishonesty or willful violation of any law or significant Company policy committed in connection with the Executive's employment and resulting in an adverse effect on the Company.

5.3	Suicide.  No benefits shall be payable if the Executive commits suicide within two years after the date of this Agreement, or if the Executive has made any material misstatement of fact on any application for life insurance purchased by the Company.

5.4	Regulatory Violation or Impairment of Capital.  No benefit
payments shall be payable in violation of any regulatory order or prohibition, or if such benefit payments would cause the Company's capital to be impaired.
Article 6
Claims and Review Procedures
6.1	Claims Procedure.  The Company shall notify the Executive's
beneficiary in writing, within ninety (90) days of his or her written application for benefits, of his or her eligibility or noneligibility for benefits under the Agreement. If the Company determines that the beneficiary is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of the Agreement on which the denial is based, (3) a description of any additional information or material necessary for the claimant to perfect his or her claim, and a description of why it is needed, and (4) an explanation of the
Agreement's claims review procedure and other appropriate information as to the steps to be taken if the beneficiary wishes to have the claim reviewed. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the beneficiary of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional ninety-day period.
6.2	Review Procedure.  If the beneficiary is determined by the Company not to be eligible for benefits, or if the beneficiary believes that he or she is entitled to greater or different benefits, the beneficiary shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within sixty (60) days after receipt of the notice issued by the Company. Said petition shall state the specific reasons which the beneficiary believes entitle him or her to benefits or to greater or different benefits. Within sixty (60) days after receipt by the Company of the petition, the Company shall afford the beneficiary (and counsel, if any) an opportunity to present his or her position to the Company orally or in writing, and the beneficiary (or counsel) shall have the right to review the pertinent documents. The Company shall notify the beneficiary of its decision in writing within the sixty-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the beneficiary and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the sixty-day period is not sufficient, the decision may be deferred for up to another sixty-day period at the election of the Company, but notice of this deferral shall be given to the beneficiary.
Article 7
Amendments and Termination
This Agreement may be amended or terminated only by a written agreement signed by the Company and the Executive.
Article 8
Miscellaneous
8.1	Binding Effect.  This Agreement shall bind the Executive and the
Company, and their beneficiaries, survivors, executors, administrators and transferees.
8.2	No Guaranty of Employment.  This Agreement is not an employment policy or contract.  It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Executive.  It also does not require the
Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.
8.3	Non-Transferability.  Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.
8.4	Tax Withholding.  The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.
8.5	Applicable Law.  The Agreement and all rights hereunder shall be governed by the laws of California, except to the extent preempted by the laws of the United States of America.
8.6	Unfunded Arrangement.  The Executive and beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement.  The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Executive's life is a general asset of the Company to which the Executive and beneficiary have no preferred or secured claim.
8.7	Collateral upon Change of Control.  As collateral for the
performance of the obligations due Executive herein, upon a change of control, as defined in Section 1. 1. 1 hereof, the Board of Directors of Company, in its sole option and discretion, may require that the acquiror post a letter of credit, in form and from an issuing entity acceptable to the Board of Directors, for the full amount of the benefit payments due under this Agreement. However, notwithstanding this provision, nothing herein contained shall be deemed to confer or grant any right to the Executive to require or compel the Company or the acquiror to collateralize the provisions of this Agreement.
IN WITNESS WHEREOF, the Executive and a duly authorized Company officer have signed this Agreement.

COMPANY:

ORANGE NATIONAL BANK


EXHIBIT 10.19

DEFERRED COMPENSATION AGREEMENT
KENNETH J. COSGROVE
	This Agreement is made by and between ORANGE NATIONAL BANK, 1201 East Katella Avenue, Orange, California ('ONB"), and KENNETH J. COSGROVE ('Executive") whose residence is 23 Montpellier, Newport Beach,
California, 92660 with reference to the following:
	INTRODUCTION

	1	Executive has been employed by ONB from its inception, as is currently its President and Chief Executive Officer, and has acquired experience, knowledge and a reputation of considerable value to ONB.
	2.	ONB desires to retain the services of Executive and would
suffer financial losses should he leave its employ.
	3.	Executive agrees to remain in faithful performance of his
duties to ONB and ONB wishes to offer an incentive to Executive to remain in its employ.

AGREEMENT

	In consideration of the services rendered and to be rendered by the Executive the parties agree:

ARTICLE I
Deferral Election

	1.1	Deferred Compensation.  The Executive's compensation set
forth in the Contract of Employment between ONB and Executive dated February 21, 1986, as amended from time to time, shall be reduced by the sum of $5,000.00 per calendar year ("Annual Deferred Compensation") for twenty-four (24) consecutive years commencing with the year 1988 and ending on the earlier of December 21, 2011, or on the date his employment is terminated, whichever occurs first.

	1.2	Election Changes.  The amount of reduction may from time to
time be modified for any future calendar year by written notice from the Executive to ONB given at least fifteen (15) days prior to December 31 of each calendar year, or at the date of the December board of directors meeting, whichever event occurs later, at which time Executive shall declare the amount of reduction for the following calendar year. In any event, if Executive does not notify ONB of any change in the amount of the reduction, the amount of reduction shall remain at $5,000 per calendar year, until December 31, 2011, or his employment is terminated, whichever is first. After December 31, 2011, no reduction shall be required, but Executive may request from year to year further salary deferral by giving written notice to ONB of an amount of reduction for the ensuing year.

	1.3	Hardship.  If an unforeseeable financial emergency arising
from the death of a family member, divorce, sickness, injury, catastrophe or similar event outside the control of the Executive occurs, the Executive, by written instructions to ONB may reduce future deferrals under this Agreement, in which event the modified deferral shall be effective immediately.

Article 2
Deferral Account

	2.1	Establishing and Crediting.  ONB shall establish a Deferral
Account on its books for the Executive and shall credit the Deferral Account the following amounts:

		2.1.1	Existing Deferral.  The amount of Seventy-One Thousand
Four Hundred Seventy and No/100ths Dollars ($71,470.00) which is the current existing balance as of December 31, 1996 of the total deferrals accrued pursuant to the Contract of Employment dated February 21, 1986 between ONB and the Executive,

		2.1.2	Deferrals.  The aggregate of the total Annual Deferred
Compensation deferred by the Executive after December 31, 1996, and

	2.1.3 Interest,	Commencing on January 1, 1997, the Interest Rate
shall be
computed as follows: on the first day of each month and immediately prior to the payment 2 of any benefits, interest on the account balance since the preceding credit under this Section 2.1.3, if any, at an annual rate, compounded monthly, equal to the rate determined prospectively by the
ONB's Board of Directors, in its sole discretion, on December 31 of each year this Agreement is in effect.
	2.2	Statement of Accounts.  ONB shall provide to the Executive,
within one hundred twenty (120) days after each anniversary of this Agreement, a statement setting forth the Deferral Account balance.
	2.3	Accounting Device Only.  The Deferral Account is solely a
device for measuring amounts to be paid under this Agreement.  The
Deferral Account is not a trust fund of any kind. The Executive is a general unsecured creditor of ONB for the payment of benefits. The benefits represent the mere promise of ONB to pay such benefits. The Executive's rights are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by the Executive's creditors.
Article 3
Lifetime Benefits

	3.1	Termination Benefit.  Upon the Executive's Termination of
Service, other than death or disability, ONB shall pay to the Executive the benefit described in this Section 3. 1.

		3.1.1	Amount of Benefit.  The benefit under this Section 3.1
is the Deferral Account balance at the Executive's Termination of Service.

		3.1.2	Payment of Benefit.  ONB shall pay the benefit to the
Executive in a lump sum within 60 days after the Executive's Termination of Service or, at its option, it shall pay the benefit to the Executive in 120 monthly installments commencing on the first day of the month following the Executive's Termination of Service.  The installment payments described in this Section 3.1 shall be determined on the first month following the Executive's Termination of Service and the first day of each plan year thereafter as the payment amount required to amortize the account balance over the remaining term including interest at the applicable interest rate (as determined under Section 2.1.2).
	3.2	Disability Benefit . If the Executive terminates service as
an Executive for Disability prior to his retirement, ONB shall pay to the Executive the benefit described in this Section 3.3.
		3.3.1	Amount of Benefit.  The benefit under this Section 3.3
is the Deferral Account balance at the Executive's Termination of
Service.
		3.3.2	Payment of Benefit.  ONB shall pay the benefit to the
Executive in a lump sum within 60 days after the Executive's Termination of Service or, at its option, it shall pay the benefit to the Executive in 120 monthly installments commencing on the first day of the month following the Executive's Termination of Service.  The installment payments described in this Section 3.1 shall be determined on the first month following the Executive's Termination of Service and the first day of each plan year thereafter as the payment amount required to amortize the account balance over the remaining term including interest at the applicable interest rate (as determined under Section 2.1.2).
	3.4	Change of Control Benefit.  Upon a Change of Control while
the Executive is in the active service of ONB, ONB shall pay to the
Executive the benefit described in this Section 3.4 in lieu of any other benefit under this Agreement.
		3.4.1	Amount of Benefit.  The benefit under this Section 3.4
is the Deferral Account balance at the date of the Executive's
Termination of Service.
		3.4.2	Payment of Benefit.  ONB shall pay the benefit to the
Executive in a lump sum within 60 days after the Executive's Termination of Service.
3.5	Hardship Distribution.  Upon ONB's determination (following
petition by the Executive) that the Executive has suffered an unforeseeable financial emergency as described in Section 1.3, ONB shall distribute to the Executive all or a portion of the Deferral Account balance as determined by the ONB, but in no event shall the distribution be greater than is necessary to relieve the financial hardship.

Article 4
Death Benefits

	4.1	Death During Active Service.  If the Executive dies while in the active service of ONB, ONB shall pay to the Executive's beneficiary the benefit described in this Section 4. 1.

	4.1.1 Amount of Benefit.  The benefit under Section 4.1 is
the greater of the Deferral Account balance at the date of the
Executive's death or that amount set forth in Exhibit "A" opposite the year in which the Executive's death occurs.
		4.1.2	Payment of Benefit.  ONB shall pay the benefit to the
beneficiary set forth herein within 60 days following the Executive's death.
	4.2	Death During Benefit Period.  If the Executive dies after
benefit payments have commenced under this Agreement but before receiving all such payments, ONB shall pay the remaining benefits to the
Executive's beneficiary at the same time and in the same amounts they would have been paid to the Executive had the Executive survived.
Article 5
Beneficiaries
	5.1	Beneficiary Designations.  The Executive shall designate a
beneficiary by filing a written designation with ONB. The Executive may revoke or modify the designation at any time by filing a new designation.
 However, designations will only be effective if signed by the Executive and accepted by ONB during the Executive's lifetime. The Executive's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Executive, or if the Executive names a spouse as beneficiary and the marriage is subsequently dissolved.  If the
Executive dies without a valid beneficiary designation, all payments shall be made to the Executive's daughter, Marissa Dee Cosgrove, if she survives, and, if not, to the trustee of a living intervivos trust
	5
established by the Executive during his life time, if any, and if none, to the Executive's spouse, if any, and if none, to the surviving children and the descendants of any deceased child by right of representation, and if no children or descendants survive, to the Executive's estate.
	5.2	Facility of Payment.  If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, ONB may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person.  ONB may require proof of incompetency, minority or guardianship as it may deem appropriate prior to distribution of the benefit.  Such distribution shall completely discharge ONB from all liability with respect to such benefit. If at any time any Beneficiary entitled to receive payments shall be a minor or incompetent ONB may make any such payments in its discretion directly to the Beneficiary, deposit in an account in the name of the Beneficiary, to an adult agent of the Beneficiary, deposit in an account in the name of the Beneficiary, to an adult agent of the
Beneficiary. ONB shall not be required to see to the application of any funds so paid and the receipt of the payee shall be full acquittance to
ONB.  Until ONB shall receive from some person written notice of any death, birth, marriage or other event upon which the right to receive payments under this Agreement may depend, ONB shall incur no liability for any payments made or omitted in good faith.
Article 6
Notices
	6.1	Notice.  Notice hereunder shall be given in writing,
delivered in person or by United States Mail postage prepaid to the parties at the addresses as follows:

	TO:
	Orange National Bank
	Post Office Box 6040

	1201 East Katella Avenue
	Orange, California 92867
	Attention:	Robert W. Creighton

6

	TO:	Executive:

	Kenneth J. Cosgrove

	23 Montpellier

	Newport Beach, CA 92660

Article 7

General Limitations

	Notwithstanding any provision of this Agreement to the contrary, ONB shall not pay any benefit under this Agreement that is attributable to ONB's matching contributions or the interest earned on such contributions:
	7.1	Termination for Cause.  If ONB terminates the Executive's
service as an Executive for
	7.1.1	Gross negligence or gross neglect of duties;

	7.1.2	Commission of a felony or of a gross misdemeanor involving
moral turpitude;
	or
		7.1.3	Fraud, disloyalty, dishonesty or willful violation of
any law or significant ONB policy committed in connection with the Executive's service and resulting in an adverse financial effect on the
ONB.
	7.2	Suicide.  If the Executive commits suicide within two years
after the date of this Agreement, or if the Executive has made any material misstatement of fact on any application for life insurance purchased by ONB.
Article 8
Claims and Review Procedures

	8.1	Claims Procedure.  ONB shall notify the Executive's
beneficiary in writing, within ninety
(90) days of his or her written application for benefits, of his or her eligibility or noneligibility for benefits under the Agreement. If ONB determines that the beneficiary is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of the Agreement on which the denial is based, (3) a description of any additional information or material necessary for the claimant to perfect his or her claim, and a description of why it is needed, and (4) an explanation of the Agreement's claims review procedure and other appropriate information as to the steps to be taken if the beneficiary wishes to have the claim reviewed. If ONB determines that there are special circumstances requiring additional time to make a decision, ONB shall notify the beneficiary of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional ninety day period.
	8.2	Review Procedure.  If the beneficiary is determined by ONB
not to be eligible for benefits, or if the beneficiary believes that he or she is entitled to greater or different benefits, the beneficiary shall have the opportunity to have such claim reviewed by ONB by filing a petition for review with ONB within sixty (60) days after receipt of the notice issued by ONB. Said petition shall state the specific reasons which the beneficiary believes entitle him or her to benefits or to greater or different benefits.  Within sixty (60) days after receipt by
ONB of the petition, ONB shall afford the beneficiary (and counsel, if any) an opportunity to present his or her position to ONB orally or in writing, and the beneficiary (or counsel) shall have the right to review the pertinent documents.  ONB shall notify the beneficiary of its decision in writing within the sixty-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the beneficiary and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the sixty-day period is not sufficient, the decision may be deferred for up to another sixty-day period at the election of ONB, but notice of this deferral shall be given to the beneficiary.
Article 9
Amendments and Termination
	This Agreement may be amended or terminated only by a written agreement signed by ONB and the Executive.
Article 10
Miscellaneous
	10.1	Binding Effect.  This Agreement shall bind the Executive and
ONB, and their beneficiaries, survivors, executors, administrators and transferees. None of the payments provided for by this Agreement shall be subject to seizure for payment of any debts or judgments against the Executive or any Beneficiary; nor shall the Executive or any Beneficiary have the right to transfer, modify, anticipate, or encumber any rights or benefits hereunder; provided, however, that the undistributed portion of any benefit payable hereunder shall at all times be subject to set off for debts owed by the Executive to ONB.
	10.2	No Guaranty of Service.  This Agreement is not a contract for services.  It does not give the Executive the right to remain an
Executive of ONB, nor does it interfere with the shareholders' rights to replace the Executive. It also does not require the Executive to remain an Executive nor interfere with the Executive's right to terminate services at any time.
	10.3	Non-Transferability.  Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.  Neither Executive nor his wife nor any Beneficiary shall have the right to sell, assign, transfer or otherwise convey the right to receive any payments under this Agreement.
	10.4	Tax Withholding Payment of Benefits.  If applicable, ONB
shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.  All payments provided for by this Agreement shall be made in conformity with the regular payroll procedures in use by ONB at the time of payment. ONB may withhold from any payment to be made hereunder such amount as it may be required to withhold under any applicable Federal, State or other law and transmit such withheld amounts to the applicable taxing authority.
	10.5	Applicable Law.  The Agreement and all rights hereunder shall be governed by the laws of California, except to the extent preempted by the laws of the United States of America.
	10.6	Unfunded Arrangement.  The Executive and beneficiary are
general unsecured creditors of ONB for the payment of benefits under this Agreement. The benefits represent the mere promise by ONB to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors.  Any insurance on the Executive's life is a general asset of ONB to which the Executive and beneficiary have no preferred or secured claim.
	10.7	Other Benefits.  This Agreement shall not limit Executive's
right to participate in or benefit from any pension, profit sharing or other supplemental compensation arrangement or retirement plan for which Executive is or may become eligible by reason of his employment. Nor shall this Agreement replace any contract of employment between ONB and the Executive, but shall be considered a supplement to it.
	10.8	Controlling Agreement Effective Date.  This Agreement amends, replaces and supersedes in its entirety that certain agreement dated
February 16, 1989 which was approved by the Board of Directors of ONB pursuant to Board Resolution approved on November 19, 1987. The effective date of this Agreement for all purposes shall be deemed to be February 16, 1989.
	IN WITNESS WHEREOF, the Executive and the duly authorized representatives of ONB have
	signed this Agreement this 19th day of March 1997 at Orange,
California
	Executive:		ONB:

	ORANGE NATIONAL BANK


By:                                     By:
Kenneth J. Cosgrove                     Armand Durante
                                        Vice chairman

                                        By:
                                        Robert W. Creighton
                                        Chief Financial Officer and Secretary








1 0

EXHIBIT "A"


	1988	103,340
	1989	103,340
	1990	103,340
	1991	103,340
	1992	103,340
	1993	103,340
	1994	103,340
	1995	105,471
	1996	116,416
	1997	126,934
	1998	137,063
	1999	147,055
	2000	156,461
	2001	165,770
	2002	174,977
	2003	183,667
	2004	192,274
	2005	200,597
	2006	208,649
	2007	216,447
	2008	224,005
	2009	231,522
	2010	238,660
	2011	245,625

EXHIBIT 10.20

CONTRACT OF EMPLOYMENT

	This Agreement is between ORANGE NATIONAL BANK ("Bank" herein), ORANGE NATIONAL BANCORP ("Bancorp" herein) (sometimes referred to collectively and singularly as "Employee') 1201 East Katella, Orange, California 92667, and KENNETH J. COSGROVE (sometimes referred to as "Employee") 1201 East Katella, Orange, California 92667.

ARTICLE 1. EMPLOYMENT
Term

	Section 1.01. Employer hereby employs Employee and Employee hereby accepts employment with Employer for a period of thirty-six (36) months beginning on July 1, 1995 and ending on June 30, 1998. Unless this Contract of Employment is otherwise terminated, the term of this Contract shall be automatically extended in annual increments of one (1) year each so that the contract term shall be three (3) years, less- that portion of each year which transpires before the contract is extended for another year. By way of example, on July 1, 1996, the contract term shall be automatically extended to end June 30, 1999, and on July 1, 1997, the term shall be extended to end June 30, 2000.

Agreement Subject to Termination

	Section 1.02. This agreement may be terminated earlier as hereinafter provided, notwithstanding the provisions of Section 1.01, above.

ARTICLE 2. EMPLOYEE'S DUTIES

General Description


	Section 2.01. (a) Employee is hereby hired and employed by Employer as

"President and Chief Executive Officer" of Bank. Employee's duties shall include the total responsibility for the growth, profitability, solvency and management of the Bank including the development of strategic planning, corporate development, board liaison and communications, sound marketing practices implementing and monitoring all policies, procedures, and programs adopted by the Employer as to the overall operation and success of the Bank, such as securing and writing sound loans of sufficient quality and quantity, compliance with all regulatory authorities, the overall supervision of the line and operational support functions of the Bank, responsibility for securing and maintaining quality personnel, with an objective toward the goal of the Bank to become a premier performing bank on a long-term basis. Employee's duties shall always remain subject to all the rules and regulations applicable to Bank and Bancorp by all levels of government and also subject to those policies, rules, and directives established by or under the authority of the respective Boards of Directors of Bank and Bancorp.

Other Employment

	Section 2.02. During the term of this contract, employee may not engage in any other professional activity or employment.

Mutual Consent for Change of Duties

	Section 2.03. The duties of Employee may be changed from time to time by the mutual consent of Employer and Employee without resulting in a rescission of this contract. Notwithstanding any such change, the employment of Employee shall be construed as continuing under this agreement as modified.

Employer Expenses

Section 2.04. During the period of his employment, Employee is authorized to incur reasonable expense for promoting Employer, including expense for travel, reasonable and necessary entertainment, and similar expense, which shall be reimbursed or paid by Employer in accordance with the general policy and guidelines of the Employer as established by the Boards of Directors of Employer.

Performance Evaluation

Section 2.05.	At least annually but not more often that semi-
annually, Employee shall make himself available to the Chairman of the Board or to any such personnel committee appointed by the Chairman, for the purpose of participating in an evaluation of the Employee's performance during the prior year (or, if requested by the Chairman, for the prior six months period of employment). The Employee shall prepare a written summary of the highlights of his performance for the reviewing year (or six month period) which shall be reviewed by the Chairman and discussed between the Employee and the Chairman (or any such personnel committee). The Chairman shall also discuss with the Employee any other aspects of the Employee's performance and employment as may be deemed appropriate and constructive. After the interview the Chairman shall prepare a written performance evaluation which shall be reviewed by the Employee and which shall become part of the Employee's permanent personnel file.

Indemnification for Negligence or Misconduct

	Section 2.06. Employee shall indemnify and hold harmless Employer from any liability for loss, damage, or injury to persons or property resulting from the willful misconduct of Employee.


ARTICLE 3. OBLIGATIONS OF EMPLOYER

Office and Equipment

	Section 3.01. During the term of this contract Employer shall furnish to Employee a suitable office, support staff and equipment, and, in accordance with the policy and guidelines established by the Boards of Directors of Employer, the use of an automobile provided at the expense of Employer to the extent the automobile is used for Employer's benefit.
 Any use of Employer's automobile for Employee's personal use shall be deemed additional compensation to Employee.
ARTICLE 4. COMPENSATION OF EMPLOYEE
Base Salary
	Section 4.01. As compensation for services rendered under this contract, Employee shall be entitled to an annual fixed base salary (hereafter "Base Salary") of ONE HUNDRED FORTY THOUSAND AND NO/100 DOLLARS ($140,000.00) for Calendar Year 1995-1996, payable in equal semi-monthly installments during the first year term of this agreement commencing July 1, 1995, and ending June 30, 1996. Thereafter, the Base Salary shall be re-negotiated for Calendar Year 1996-1997 and shall be for the amount agreed upon by Employer and Employee payable in equal semi-monthly installments commencing July 1, 1996, and ending June 30, 1997. Likewise, the Base Salary shall be re-negotiated for Calendar Year 1997-1998 and shall be for the amount agreed upon by the Employer and Employee payable in equal semi-monthly installments commencing July 1, 1997 and ending June 30, 1998. Similarly, the Base Salary for each subsequent Calendar Year that this agreement may be extended pursuant to
Section 1.01 hereof shall be re-negotiated for the ensuing Calendar Year and shall be for the amount agreed upon by Employer and Employee payable in equal semi-monthly installments commencing July 1 of each such ensuing year and ending on 30th day of June of the following year.

Calendar Year/Fiscal Year Defined

	Section 4.02. For purposes of this agreement the term "Calendar Year" shall mean the twelve month period of each year starting on July 1 and ending on June 30 of the following year. The term "Fiscal Year" shall coincide with the Bank's and Bancorp's fiscal year which shall mean the twelve month period commencing on January 1 of each year and ending on December 31 of the same year.

Bonuses

	Section 4.03. As additional compensation for services rendered under this Contract, Employee shall be entitled to two types of bonuses, one called a "Return on Equity Bonus," and the other called a "Pre-tax Earnings Bonus". Each of said bonuses shall be determined on the basis of the Bancorp's Fiscal Year and not the Calendar Year, as said terms are defined in Section 4.02 hereof.
	(a)	Under the "Return on Equity Bonus," employee shall annually
receive an amount equal to a percentage of Employee's Base Salary, depending upon the Return on Equity of the Bancorp (including all its subsidiaries and subsidiary operations) for the Fiscal Year ending within each of the Employee's Calendar Year of employment. (For example, the Return on Equity Bonus for the Employee's 1995-1996 employment year shall be based on the return on equity on the Fiscal Year ending December 31, 1995. The Return on Equity Bonus for the Employee's 1996-1997 employment year shall be based on the return on equity on the Fiscal Year ending December 31, 1996. The Return on Equity bonus for the Employee's 1997-1998 employment year shall be based on the return on equity on the Fiscal Year ending December 31, 1997. Similarly, for each year that this employment agreement is extended pursuant to Section 1.01 hereof, the Return on Equity Bonus for each such year shall be based on the return on equity on the Fiscal Year ending on the 3lst day of December of the Employee's Calendar Year. The amount of "Return on Equity Bonus" shall be computed in accordance with the following schedule:
	RETURN	PERCENTAGE		BONUS PAID IN EXCESS
	ON EQUITY	OF BASE SALARY	OF BASE SALARY

	10   to 11% 		8%	$ 11,200
	11.1 to 12% 		9%			12,600
	12.1 to 13%		10%			14,000
	13.1 to 14%		11%			15,400
	14.1 to 15%		12%			16,800
	15.1 to 16%		13%			18,200
	16.1 to 17%		14%			19,600
	17.1 to 18%		15%			21,000
	18.1 to 19%		16%			22,400
	19.1 to 20%		18%			25,200
	20.1% plus 		20%			28,000

[for example, if the return on equity for the Bancorp is 13.1 % then the bonus due employee is $15,400 based on an eleven percent (11 %) percentage of base salary ($140,000 x 11 % = $15,400)]. The Bonus shall not be deemed to be earned until the Return on Equity is at least ten percent (10%), i.e. no Bonus shall be paid to Employee for a Return of Equity less than 10.0%. The Bonus as computed shall be paid to Employee no later than January 31 during the calendar year to which the bonus applies. The amount of bonus paid in January shall be subsequently adjusted to the extent that the audited financial statements of Bancorp (as certified by Bancorp's accountants) reflect a Return on Equity different than the amount determined on January 31 by the Bancorp's internal accounting staff. Upon receipt of the audited financial statements from Employer's accountants, Employer shall promptly pay Employee, or Employee shall promptly pay Employer, whichever the case may be, any overpayment or underpayment of "Return on Equity Bonus" based upon any difference in the Return on Equity between the January 31 financial statements and the certified financial statements of Employer.

	 (b)	Under the "Pre-tax Earnings Bonus" Employee shall annually
receive an amount determined by the Board of Directors based upon the Bancorp's pre-tax earnings for the Fiscal Year ending December 31 of the Employee's Calendar Year of employment. Pre-tax Earnings as defined herein shall be deemed to mean the net operating income of the Bancorp (including its subsidiaries and subsidiary operations) less any net operating expenses, including allowances for loan loss reserve in the Bank, plus accruals for the Employee's Bonuses whether paid through the Bank or Bancorp, plus or minus any gain or loss from the sale of securities of the Bank or Bancorp and before any adjustments for taxes or tax accruals. The Pre-tax Earnings Bonus shall be computed by multiplying one percent (1%) times the Pre-tax Earnings as defined herein. However, the Pre-tax Earnings Bonus shall not be deemed to be earned unless the Pre-tax Earnings are in excess of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) for example:

	PRE-TAX EARNINGS	1% BONUS
	$499,000 (and below)	  -0-
	$500,000		            5,000
	$501,000		            5,010
	$502,000	            	5,020
	etc. up to
	$4,000,000         		40,000

The amount of the Pre-tax Earnings Bonus shall be determined and paid to Employee no later than January 31 following the Fiscal Year to which the bonus applies. The amount of bonus paid in January shall be subsequently adjusted to the extent that the audited financial statements of Bancorp (as certified by the Bancorp's accountants) reflect Pre-tax Earnings different than the amount determined on January 31 by the Bancorp's internal accounting staff. Upon receipt of the audited financial statements from Employer's accountants, Employer shall promptly pay Employee, or Employee shall promptly pay Employer, whichever the case may be, any overpayment or underpayment of the "Pre-tax Earnings Bonus" based upon any difference in the Pre-tax Earnings of the Bancorp between the January 31 financial statements and the certified financial statements of Employer.

ALLOCATION OF PAYMENT

	Section 4.03. The amounts due Employee for the Base Salary, Return on Equity Bonus and Pre-tax Earnings Bonus may be allocated by Employer between the Bank and Bancorp as determined in the sole discretion of the Boards of Directors respectively of the Bank and Bancorp.

Deferred Compensation

	Section 4.04. The payment date of any compensation under this Agreement may be deferred pursuant to any mutually agreeable deferred compensation agreement entered into between Employer and Employee; provided, however, the deferred compensation agreement must be entered into prior to Employee earning the compensation which payment is being deferred.

Disability

	Section 4.05. Should Employee become unable to effectively perform his duties hereunder because of any physical or mental condition, he shall be entitled to one hundred percent (100%) of his then base salary, exclusive of any Bonus, for a period of ninety (90) days after Employee becomes unable to perform his duties. Commencing on the 91st day of continuous disability, Employee shall be entitled to one hundred percent (100%) of his base salary, less any disability benefits received under any Employer sponsored income continuation/disability plan(s), for a period not to exceed seven hundred thirty (730) days but in no event beyond the term of this agreement. During this aforementioned time period, Employee shall continue to enjoy all benefits and rights of an employee, including but not limited to participation in group medical and life insurance programs, but shall only be entitled to any Bonus which accrued and was earned prior to the date Employee commenced his disability leave. After the expiration of such time period, and prior to the expiration term of this agreement, Employer shall only pay Employee the amount of payments (if any) which Employer receives as a result of Employee's disability.

EFFECT OF SALE, ACQUISITION OR MERGER

	Section 4.06. In the event of a sale, acquisition or merger of the Bank or the Bancorp within the term of this agreement, and the purchasing, acquiring or merging entity ("New Entity" herein) elects to not employ Employee under the terms of an employment agreement acceptable to both Employee and New Entity, or the New Entity for any reason refusing to honor the remaining terms of this agreement, Employee shall have the right to continue to receive his Base Salary (but not the Return on Equity Bonus or the Pre-tax Earnings Bonus) plus the Employee Benefits described in Article 5 herein for a period of two (2) years from the date of such sale, acquisition or merger of such New Entity.

ARTICLE 5. EMPLOYEE BENEFITS
General

	Section 5.01. Employee shall be entitled to receive those other employee benefits made available by Employer to all its employees, plus vacation each calendar year pursuant to Section 5.02; utilization of an automobile supplied by Employer, in accordance with the policy and guidelines established by the Boards of Directors of Employer, with all operating costs paid by Employer; Life Insurance paid by Employer; Health Insurance paid by Employer; Disability Insurance paid by Employer; the option to participate in Employer's deferred compensation plan; and the option to participate in the Stock Option Plan of Employer already in effect.


Vacation

	Section 5.02. Subject to all governmental Rules and Regulations applicable to Employer, Employee shall be entitled to an annual vacation of four (4) weeks, without reduction in salary, to be taken at times which will not substantially interfere with the business and general well-being of Employer. Employee must take at least two consecutive weeks of vacation during each calendar year of Employment, unless the parties mutually agree to waive this condition due to the business needs of Employer. Unused vacation shall not be accrued from any calendar year to any subsequent calendar year; provide however, Employee may utilize unused vacation in the first calendar quarter following the calendar year in which the vacation accrued.

Use and Disclosure of Confidential Data

	Section 5.03. Employee shall not use any confidential information or circulate it to any other person or persons, except when specifically authorized and then only to the extent necessary to further Employer's best interests.

Competitive Activities During Employment

	Section 5.04. During the term of this Agreement, Employee shall not, directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, stockholder, director, or in any other capacity, engage or participate in any competitive activity relating to the subject matter of his employment with Employer.

Stock Ownership

	Section 5.05.	Employee shall own and/or control at all times
during the term

of this Contract a minimum of 5,000 shares of common stock in Bancorp. In the event the number of issued shares of Bancorp is changed after the Fiscal Year 1995 as a result of a stock split, stock dividend, reorganization, or for any other reason, the number of shares under this paragraph shall automatically be changed accordingly. This Section 5.05 shall be deemed deleted from this contract effective on the date of any merger, transfer of assets, or dissolution within the provisions of Section 6.04 hereof.

ARTICLE 6. TERMINATION OF EMPLOYMENT
Termination by Employer

	Section 6.01. Notwithstanding any other provision of this Contract, Employer may terminate this Contract by vote of the majority of the total number of the Boards of Directors of Employer at a meeting of the Boards of Directors in which a quorum is present, provided Employee is involved in gross malfeasance in the performance of his duties, or adjudged guilty of illegal activities by a court of competent jurisdiction. Upon such termination under this Section 6.01, Employee shall have no further right under this Contract except to receive payment for benefits earned or accrued to the date of termination of Employee.

TERMINATION BY EMPLOYEE

	Section 6.02. Employee may elect to terminate this agreement for any reason by providing thirty (30) days prior written notice to Employer. Upon receipt of Employee's written or oral notice of termination, Employee shall have no further right under this agreement except to receive payment for benefits earned or accrued to the date of termination by Employee.

ARTICLE 7. GENERAL PROVISIONS
Notices
	Section 7.01. Any notices to be given by either party to the other shall be in writing and may be effected either by personal delivery or by mail, registered or certified, postage prepaid with return receipt requested. Mailed notices shall be addressed to the parties at the addresses appearing in the introductory paragraph of this agreement, but each party may change address by written notice in accordance with this section. Notices delivered personally shall be deeded communicated as of the date of actual receipt; mailed notices shall be deeded communicated as of the date on which they are mailed.

Entire Agreement

	Section 7.02.	(a) This agreement supersedes any and all other
agreements,

either oral or in writing, between the parties with respect to the employment of Employee by Employer, and contains all of the covenants and agreements between the parties with respect to that employment in any manner whatsoever.
	(b)	Each party to this agreement acknowledges that no
representations, inducements, promises, or agreements, orally or otherwise, other than those set forth herein, have been made by any party, or anyone acting on behalf of any party, and that no other agreement, statement, or promise not contained in this agreement shall be valid or binding.
	(c)	Any modification of this agreement will be effective only if it is in writing signed by the party to be charged.

Transferability
Section 7.03. The rights and benefits of Employer under this Contract shall be transferable, and all rights, benefits, covenants, and agreements hereunder shall inure to the benefit of Employee and the successors, transferees, or assigns of Employer, and shall be enforceable by or against Employee and by or against successors, transferees, or assigns of Employer, as the case may be.

Attorneys' Fees and Costs

	Section 7.04.	If any action at law or in equity is necessary
to enforce or

interpret the terms of this agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and necessary disbursements in addition to any other relief to which he may be entitled. This provision shall be construed as applicable to the entire contract. This Section 7.04 shall be considered deleted upon the effective date of any Employer's merger, transfer of assets, or dissolution within the confines of Section 4.06.

Partial Invalidity

	Section 7.05. If any provision in this agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way.

Law Governing Agreement

	Section 7.06. This agreement shall be governed by and construed in accordance with the laws of the State of California.

Payment of Moneys Due Deceased Employee

	Section 7.07.	If Employee dies prior to the expiration of the
term of

employment, any moneys	that may be due from Employer under this
agreement as of the
date of Employee's death shall be paid to Employee's executors, administrators, heirs, personal representatives, successors, and assigns.

Amendment

	Section 7.08. This contract may be changed or amended only in writing subscribed by the parties hereto.

	Executed on July 19, 1995 at Orange California.



	EMPLOYEE:				EMPLOYER:
		ORANGE NATIONAL BANK

	By:              					By:
	Kenneth J. Cosgrove			Armand Durante
	                     	Vice-Chairman


                       By:
                      	Robert Creighton
                      	Secretary


	ORANGE NATIONAL BANCORP

                       By:
 	                     Armand Durante
                      	Vice-Chairman



EXHIBIT 10.21

CONTRACT OF EMPLOYMENT

	This Agreement is between ORANGE NATIONAL BANK ("Bank" herein), ORANGE NATIONAL BANCORP ("Bancorp" herein) (sometimes referred to collectively and singularly as "Employee') 1201 East Katella, Orange, California 92667, and ROBERT W. CREIGHTON (sometimes referred to as "Employee") 1201 East Katella, Orange, California 92667.

ARTICLE 1. EMPLOYMENT

Term

	Section l.0l. Employer hereby employs Employee and Employee hereby accepts employment with Employer for a period of twelve (12) months beginning on April 1, 1996 (the "Commencement Date") and ending on March 31, 1997 (the "Expiration Date"). The period from the Commencement Date to and including the Expiration Date is referred to herein as the "Contract Employment Year'. Thereafter, unless this Contract of Employment is renewed in writing, the Contract shall automatically terminate and be of no further force and effect. Any continuation of employment by the Employee after the Expiration Date that is not pursuant to a written agreement shall be deemed to be an "At Will" employment between Employer and Employee.

Agreement Subject to Termination

	Section 1.02. This agreement may be terminated earlier as hereinafter provided, notwithstanding the provisions of Section 1.01, above.

ARTICLE 2. EMPLOYEE'S DUTIES

General Description

	Section 2.01. Employee is hereby hired and employed by Employer as "Executive Vice-President and Chief Financial Officer" of Bank and "Executive Vice-President and Chief Financial Officer" of Bancorp. Employee's duties shall include, as to the Bank, implementing and monitoring all policies, procedures, and programs adopted by the Board of Directors of the Bank as to the overall operation and success of the Financial Administration of the Bank, such as budgeting and forecasting functions, supervision and maintenance of investment policy and investment portfolio, supervision of accounting, purchasing and maintenance of Employees facilities; and as to the Bancorp, implementing and monitoring all policies, procedures and programs adopted by the Board of Directors of Bancorp as to the overall financial operations and success of the Bancorp and its subsidiaries and for performing such other duties as may be assigned to Employee by the Board of Directors of Bancorp. Employee's duties shall always remain subject to all the rules and regulations applicable to Bank and Bancorp by all levels of government and also subject to those policies, rules, and directives established by or under the authority of the respective Boards of Directors of Bank and Bancorp.

Other Employment

	Section 2.02. During the term of this contract, employee may not engage in any other professional activity or employment.

	Mutual Consent for Change of Duties

Section 2.0. The duties of Employee may be changed from time to time by the mutual consent of Employer and Employee without resulting in a rescission of this contract. Notwithstanding any such change, the employment of Employee shall be construed as continuing under this agreement as modified.

	Employer Expenses

	Section 2.04. During the period of his employment, Employee is authorized to incur reasonable expenses for promoting Employer, including expenses for travel, reasonable and necessary entertainment, and similar expenses, which shall be reimbursed or paid by Employer in accordance with the general policy and guidelines of the Employer as established by the Boards of Directors of Employer.


Indemnification for Negligence or Misconduct

any liability for loss, damage, or injury to persons or property resulting from the willful misconduct of Employee.

ARTICLE 3. OBLIGATIONS OF EMPLOYER

	Office and Equipment

	Section 3.0l. During the term of this contract Employer shall furnish to Employee a suitable office, support staff and equipment, and, in accordance with the policy and guidelines established by the Boards of Directors of Employer, the use of an automobile provided at the expense of Employer to the extent the automobile is used for Employees benefit. Any use of Employees automobile for Employee's personal use shall be deemed additional compensation to Employee.

ARTICLE 4. COMPENSATION OF EMPLOYEE

	Base Salary

	Section 4.01. As compensation for services rendered under this contract, Employee shall be entitled to an annual fixed base salary (hereafter "Base Salary") of ONE HUNDRED SEVENTEEN THOUSAND AND NO/100 DOLLARS ($117,000.00), payable in equal semi-monthly installments during the term of this agreement commencing on the Commencement Date and terminating on the Expiration Date.

	Bonuses

	Section 4.02. As additional compensation for services rendered under this Contract, Employee shall be entitled to two types of bonuses, one called a "Return on Equity Bonus," and the other called a "Pre-tax Earnings Bonus".
	(a) Under the "Return on Equity Bonus" employee shall annually receive

Section 2.05. Employee shall indemnify and hold harmless Employer from

	an amount equal to a percentage of Employee's Base Salary, depending upon the Return on Equity of the Bancorp (including all its subsidiaries and subsidiary operations) for the Bancorp's calendar year ending on December 31 of the Contract Employment Year. The amount of the "Return of Equity Bonus" shall be computed in accordance with the following schedule:

	RETURN	PERCENTAGE		BONUS PAID IN EXCESS
	ON EQUITY	OF BASE SALARY	OF BASE SALARY

	10   to 11% 		8%		$ 9,360
	11.1 to 12%	 	9%			10,530
	12.1 to 13%		10%			11,700
	13.1 to 14%		11%			12,870
	14.1 to 15%		12%			14,040
	15.1 to 16%		13%			15,210
	16.1 to 17%		14%			16,380
	17.1 to 18%		15%			17,550
	18.1 to 19%		16%			18,720
	19.1 to 20%		18%			21,060
	20.1 % plus		20%			23,400

	[for example, if the return on equity for the Bancorp is 13.1 %
then the bonus due employee is $12,870.00 based on an eleven percent (11%)
of base salary ($117,000 x 11 % = $12,870)].  The Bonus shall not be deemed to be earned until the Return on Equity is at least ten percent (10%), i.e. no Bonus shall be paid to Employee for a Return of Equity less than 10.0%. The Bonus as computed shall be paid to Employee no later than January 31 following the calendar year to which the bonus applies.
The amount of bonus paid in January shall be subsequently adjusted to the extent that the audited financial statements of Bancorp (as certified by Bancorp's accountants) reflect a Return on Equity different than the amount determined on January 31 by the Bancorp's internal accounting staff. Upon receipt of the audited financial statements from Employer's accountants, Employer shall promptly pay Employee, or Employee shall promptly pay Employer, whichever the case may be, any overpayment or underpayment of "Return on Equity Bonus" based upon any difference in the Return on Equity between the January 31 financial statements and the certified financial statements of Employer.
	(b)	Under the "Pre-tax Earnings Bonus" Employee shall annually
receive an amount determined by the Board of Directors based upon the Bancorp's pre-tax earnings for the calendar year ending December 31 of the Contract Employment Year. Pre-tax Earnings as defined herein shall be deemed to mean the net operating income of the Bancorp (including its subsidiaries and subsidiary operations) less any net operating expenses, including allowances for loan loss reserve in the Bank, plus accruals for the Employee's Bonuses whether paid through the Bank or Bancorp, plus or minus any gain or loss from the sale of securities of the Bank or Bancorp and before any adjustments for taxes or tax accruals. The Pre-tax
Earnings Bonus shall be computed by multiplying one-half of one percent (0.5%) times the Pre-tax Earnings as defined herein. However, the Pre-tax Earnings Bonus shall not be deemed to be earned unless the Pre-tax Earnings are in excess of SEVEN HUNDRED FIFTY THOUSAND DOLLARS
($750,000.00), for example:

	PRE-TAX EARNINGS	0.5% BONUS
	$749,000 (and below)	$ -o-
	$750,000            		3,750
	$751,000	            	3,750
	$752,000		            3,760
	etc. up to
	$4,000,000         		20,000

The amount of the Pre-tax Earnings Bonus shall be determined and paid to Employee no later than January 31 following the calendar year to which the bonus applies. The amount of bonus paid in January shall be subsequently adjusted to the extent that the audited financial statements of Bancorp (as certified by the Bancorp's accountants) reflect Pre-tax Earnings different than the amount determined on January 31 by the Bancorp's internal accounting staff. Upon receipt of the audited financial statements from Employer's accountants, Employer shall promptly pay Employee, or Employee shall promptly pay Employer, whichever the case may be, any overpayment or underpayment of the "Pre-tax Earnings Bonus" based upon any difference in the Pre-tax Earnings of the Bancorp between the January 31 financial statements and the certified financial statements of Employer.

ALLOCATION OF PAYMENT

Section 4.03. The amounts due Employee for the Base Salary, Return on Equity Bonus and Pre-tax Earnings Bonus may be allocated by Employer between the Bank and Bancorp as determined in the sole discretion of the Boards of Directors respectively of the Bank and Bancorp.

	Deferred Compensation

	Section 4.04. The payment date of any compensation under this Agreement may be deferred pursuant to any mutually agreeable deferred compensation agreement entered into between Employer and Employee; provided, however, the deferred compensation agreement must be entered into prior to Employee earning the compensation for which payment is being deferred.

Disability

	Section 4.05. Should Employee become unable to effectively perform his duties hereunder because of any physical or mental condition, he shall be entitled to one hundred percent (100%) of his then base salary, exclusive of any Bonus, for a period of ninety (90) days after Employee becomes unable to perform his duties. Commencing on the 91st day of continuous disability, Employee shall be entitled to one hundred percent (100%) of his base salary, less any disability benefits received under the Employee's existing Salary Continuation Agreement between Employee and Bank, or any other Employer-sponsored income continuation and/or disability plan(s), for a period not to exceed two hundred seventy-five
(275) days but in no event beyond the term of this agreement. During this aforementioned time period, Employee shall continue to enjoy all benefits and rights of an employee, including but not limited to participation in group medical and life insurance programs, but shall only be entitled to any Bonus which accrued and was earned prior to the date Employee commenced his disability leave. After such 275 day period, and prior to the expiration term of this agreement, Employer shall only pay Employee the amount of payments (if any) which is due Employee as a result of Employee's disability under his existing Salary Continuation Agreement and any other Employer-sponsored income continuation and/or disability plan(s).

EFFECT OF SALE, ACQUISITION OR MERGER

	Section 4.06. In the event of a sale, acquisition or merger of the Bancorp within the term of this agreement, and the purchasing, acquiring or merging entity ("New Entity" herein) elects to not employ Employee under the terms of an employment agreement acceptable to both Employee and New Entity, or the New Entity for any reason refusing to honor the remaining terms of this agreement, Employee shall have the right to continue to receive his Base Salary (but not the Return on Equity Bonus or the Pre-tax Earnings Bonus) plus the Employee Benefits described in
Article 5 herein for the remaining period of this agreement less any payments received from the Salary Continuation Agreement between Employee and Bank. In the event of any conflict between the terms and provisions of this agreement and the terms and provisions of the Salary Continuation Agreement, the terms and provision of the Salary Continuation Agreement shall prevail and control.


ARTICLE 5. EMPLOYEE BENEFITS

General
	Section 5.01. Employee shall be entitled to receive those other employee benefits made available by Employer to all its employees, plus vacation each calendar year pursuant to Section 5.02; utilization of an automobile supplied by Employer, in accordance with the policy and guidelines established by the Boards of Directors of Employer, with all operating costs paid by Employer; Life Insurance paid by Employer; Health Insurance paid by Employer; Disability Insurance paid by Employer; the option to participate in Employees deferred compensation plan; and the option to participate in the Stock Option Plan of Employer already in effect.

Vacation

	Section 5.02. Subject to all governmental Rules and Regulations applicable to Employer, Employee shall be entitled to an annual vacation of four (4) weeks, without reduction in salary, to be taken at times which will not substantially interfere with the business and general well-being of Employer. In the event this agreement is renewed, unused vacation shall not be accrued from any calendar year to any subsequent calendar year.

Use and Disclosure of Confidential Data

	Section 5.0. Employee shall not use any confidential information or circulate it to any other person or persons, except when specifically authorized and then only to the extent necessary to further Employees best interests.

Competitive Activities During Employment

	Section 5.04. During the term of this Agreement, Employee shall not, directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, stockholder, director, or in any other capacity, engage or participate in any competitive activity relating to the subject matter of his employment with Employer.


	Stock Ownership

Section 5.05. Employee shall own and/or control at all times during the term of this Contract a minimum of 5,000 shares of common stock in Bancorp. In the event the number of issued shares of Bancorp is changed after the calendar year 1996 as a result of a stock split, stock dividend, reorganization, or for any other reason, the number of shares under this paragraph shall automatically be changed accordingly.
 This Section 5.05 shall be deemed deleted from this contract effective on the date of any merger, transfer of assets, or dissolution within the provisions of Section 6.04 hereof.

ARTICLE 6. TERMINATION OF EMPLOYMENT

	Termination by Employer

	Section 6.0l Notwithstanding any other provision of this Contract, Employer may terminate this Contract by vote of the majority of the total number of the Boards of Directors of Employer at a meeting of the Boards of Directors in which a quorum is present, provided Employee is involved in gross malfeasance in the performance of his duties, or adjudged guilty of illegal activities by a court of competent jurisdiction. Upon such termination under this Section 6.01, Employee shall have no further right under this Contract except to receive payment for benefits earned or accrued to the date of termination of Employee.

		TERMINATION BY EMPLOYEE

	Section 6.02. Employee may elect to terminate this agreement for any reason by providing thirty (30) days prior written notice to Employer. Upon receipt of Employee's written or oral notice of termination, Employee shall have no further right under this agreement except to receive payment for benefits earned or accrued to the date of termination by Employee.

ARTICLE 7. GENERAL PROVISIONS

Notices

	Section 7.01. Any notices to be given by either party to the other shall be in writing and may be effected either by personal delivery or by mail, registered or certified, postage prepaid with return receipt requested. Mailed notices shall be addressed to the parties at the addresses appearing in the introductory paragraph of this agreement, but each party may change address by written notice in accordance with this section. Notices delivered personally shall be deeded communicated as of the date of actual receipt; mailed notices shall be deeded communicated as of the date on which they are mailed.

Entire Agreement

	Section 7.02.

	(a)	This agreement supersedes any and all other employment
agreements, either oral or in writing, between the parties with respect to the employment of Employee by Employer, and contains all of the covenants and agreements between the parties with respect to that employment in any manner whatsoever.
	(b)	Each party to this agreement acknowledges that no
representations, inducements, promises, or agreements, orally or otherwise, other than those set forth herein, have been made by any party, or anyone acting on behalf of any party, and that no other agreement, statement, or promise not contained in this agreement shall be valid or binding.
	(c)	Any modification of this agreement will be effective only if it is in writing signed by the party to be charged.
	The provisions of this Section 7.02 shall not be deemed to refer to or have any effect upon the Salary Continuation Agreement or the Directors Deferred Fee Agreement, or any other non-employment agreement, it being the intent of this Section 7.02 to apply solely to the employment relationship between Employee and Employer.

	Transferability

	Section 7,03. The rights and benefits of Employer under this Contract shall be transferable, and all rights, benefits, covenants, and agreements hereunder shall inure to the benefit of Employee and the successors, transferees, or assigns of Employer, and shall be enforceable by or against Employee and by or against successors, transferees, or assigns of Employer, as the case may be.

		Attorneys' Fees and Costs

	Section 7.04.	If any action at law or in equity is necessary
to enforce or interpret the terms of this agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and necessary disbursements in addition to any other relief to which he may be entitled. This provision shall be construed as applicable to the entire contract. This Section 7.04 shall be considered deleted upon the effective date of any Employers merger, transfer of assets, or dissolution within the confines of Section 4.06.

Partial Invalidity

	Section 7.05. If any provision in this agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way.

Law Governing Agreement

	Section 7.06. This agreement shall be governed by and construed in accordance with the laws of the State of California.

Payment of Moneys Due Deceased Employee

	Section 7.07. If Employee dies prior to the expiration of the term of employment, any moneys that may be due from Employer under this agreement as of the date of Employee's death shall be paid to Employee's executors, administrators, heirs, personal representatives, successors, and assigns.
Amendment

	Section 7.08. This contract may be changed or amended only in writing subscribed by the parties hereto.

	Executed on February 21, 1996, at Orange California.

	EMPLOYEE:				EMPLOYER:
	ORANGE NATIONAL BANK

	By:				              	By:
	Robert W. Creighton			Armand Durante
                     		Vice-Chairman

                     		By:
                     		Kenneth J. Cosgrove
                     		President


ORANGE NATIONAL BANCORP


                       By:
                       Armand Durante
                       Vice-Chairman

                       By:
                       Kenneth J. Cosgrove
                      	President


EXHIBIT 10.22

CONTRACT OF EMPLOYMENT

	This Agreement is between ORANGE NATIONAL BANK ("Bank" herein), ORANGE NATIONAL BANCORP ("Bancorp" herein) (sometimes referred to collectively and singularly as "Employee') 1201 East Katella, Orange, California 92667, and FRANK A. DELGIORGIO (sometimes referred to as "Employee") 1201 East Katella, Orange, California 92667.

ARTICLE 1. EMPLOYMENT

Term

	Section l.0l. Employer hereby employs Employee and Employee hereby accepts employment with Employer for a period of twelve (12) months beginning on April 1, 1996 (the "Commencement Date") and ending on March 31, 1997 (the "Expiration Date"). The period from the Commencement Date to and including the Expiration Date is referred to herein as the "Contract Employment Year'. Thereafter, unless this Contract of Employment is renewed in writing, the Contract shall automatically terminate and be of no further force and effect. Any continuation of employment by the Employee after the Expiration Date that is not pursuant to a written agreement shall be deemed to be an "At Will" employment between Employer and Employee.

Agreement Subject to Termination

	Section 1.02. This agreement may be terminated earlier as hereinafter provided, notwithstanding the provisions of Section 1.01, above.

ARTICLE 2. EMPLOYEE'S DUTIES

General Description

	Section 2.01. Employee is hereby hired and employed by Employer as "Senior Vice-President and Loan Administrator" of Bank. Employee's duties shall include, responsibility for overall administration of the credit and lending functions of the Bank, such as recommending and enforcing loan policies, approving and reviewing loans, establishing rates and pricing for the loan function, supervising collection activities, ensuring proper collateral and documentation, and supervising the compliance function for the Bank and for performing such other duties as may be assigned to Employee by the Board of Directors of Bank. Employee's duties shall always remain subject to all the rules and regulations applicable to Bank and Bancorp by all levels of government and also subject to those policies, rules, and directives established by or under the authority of the respective Boards of Directors of Bank and Bancorp.

Other Employment

	Section 2.02. During the term of this contract, employee may not engage in any other professional activity or employment.

	Mutual Consent for Change of Duties

Section 2.0. The duties of Employee may be changed from time to time by the mutual consent of Employer and Employee without resulting in a rescission of this contract. Notwithstanding any such change, the employment of Employee shall be construed as continuing under this agreement as modified.

	Employer Expenses

	Section 2.04. During the period of his employment, Employee is authorized to incur reasonable expenses for promoting Employer, including expenses for travel, reasonable and necessary entertainment, and similar expenses, which shall be reimbursed or paid by Employer in accordance with the general policy and guidelines of the Employer as established by the Boards of Directors of Employer.


Indemnification for Negligence or Misconduct

any liability for loss, damage, or injury to persons or property resulting from the willful misconduct of Employee.

ARTICLE 3. OBLIGATIONS OF EMPLOYER

	Office and Equipment

	Section 3.0l. During the term of this contract Employer shall furnish to Employee a suitable office, support staff and equipment, and, in accordance with the policy and guidelines established by the Boards of Directors of Employer, the use of an automobile provided at the expense of Employer to the extent the automobile is used for Employees benefit. Any use of Employees automobile for Employee's personal use shall be deemed additional compensation to Employee.

ARTICLE 4. COMPENSATION OF EMPLOYEE

	Base Salary

	Section 4.01. As compensation for services rendered under this contract, Employee shall be entitled to an annual fixed base salary (hereafter "Base Salary") of NINETY-TWO THOUSAND ONE HUNDRED AND NO/100 DOLLARS ($92,100.00), payable in equal semi-monthly installments during the term of this agreement commencing on the Commencement Date and terminating on the Expiration Date.

	Bonuses

	Section 4.02. As additional compensation for services rendered under this Contract, Employee shall be entitled to two types of bonuses, one called a "Return on Equity Bonus," and the other called a "Pre-tax Earnings Bonus".
	(a) Under the "Return on Equity Bonus" employee shall annually receive

Section 2.05. Employee shall indemnify and hold harmless Employer from

	an amount equal to a percentage of Employee's Base Salary, depending upon the Return on Equity of the Bancorp (including all its subsidiaries and subsidiary operations) for the Bancorp's calendar year ending on December 31 of the Contract Employment Year. The amount of the "Return of Equity Bonus" shall be computed in accordance with the following schedule:

	RETURN	PERCENTAGE		BONUS PAID IN EXCESS
	ON EQUITY	OF BASE SALARY	OF BASE SALARY

	10   to 11%	 	8%		$ 7,368
	11.1 to 12%		 9%		  8,289
	12.1 to 13%		10%			 9,210
	13.1 to 14%		11%			10,131
	14.1 to 15%		12%			11,052
	15.1 to 16%		13%			11,973
	16.1 to 17%		14%			12,894
	17.1 to 18%		15%			13,815
	18.1 to 19%		16%			14,736
	19.1 to 20%		18%			16,578
	20.1 % plus		20%			18,420

	[for example, if the return on equity for the Bancorp is 13.1 % then the bonus due employee is $10,131.00 based on an eleven percent (11 %) of base salary ($92,100 x 11 % = $10,131)]. The Bonus shall not be deemed to be earned until the Return on Equity is at least ten percent (10%), i.e. no Bonus shall be paid to Employee for a Return of Equity less than 1 0.0%. The Bonus as computed shall be paid to Employee no later than January 31 following the calendar year to which the bonus applies. The amount of bonus paid in January shall be subsequently adjusted to the extent that the audited financial statements of Bancorp (as certified by Bancorp's accountants) reflect a Return on Equity different than the amount determined on January 31 by the Bancorp's internal accounting staff. Upon receipt of the audited financial statements from Employer's accountants, Employer shall promptly pay Employee, or Employee shall promptly pay Employer, whichever the case may be, any overpayment or underpayment of "Return on Equity Bonus" based upon any difference in the Return on Equity between the January 31 financial statements and the certified financial statements of Employer.
	(b)	Under the "Pre-tax Earnings Bonus" Employee shall annually
receive an amount determined by the Board of Directors based upon the Bancorp's pre-tax earnings for the calendar year ending December 31 of the Contract Employment Year. Pre-tax Earnings as defined herein shall be deemed to mean the net operating income of the Bancorp (including its subsidiaries and subsidiary operations) less any net operating expenses, including allowances for loan loss reserve in the Bank, plus accruals for the Employee's Bonuses whether paid through the Bank or Bancorp, plus or minus any gain or loss from the sale of securities of the Bank or Bancorp and before any adjustments for taxes or tax accruals. The Pre-tax Earnings Bonus shall be computed by multiplying 0.35% times the Pre-tax Earnings as defined herein. However, the Pre-tax Earnings Bonus shall not be deemed to be earned unless the Pre-tax Earnings are in excess of SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($750,000.00), for example:

	PRE-TAX EARNINGS	0.35% BONUS
	$749,000 (and below)	$ -0-
	$750,000            		2,625.00
	$751,000		            2,628.50
	$752,000		            2,632.00
	etc. up to
	$4,000,000         		14,000.00

The amount of the Pre-tax Earnings Bonus shall be determined and paid to Employee no later than January 31 following the calendar year to which the bonus applies. The amount of bonus paid in January shall be subsequently adjusted to the extent that the audited financial statements of Bancorp (as certified by the Bancorp's accountants) reflect Pre-tax Earnings different than the amount determined on January 31 by the Bancorp's internal accounting staff. Upon receipt of the audited financial statements from Employer's accountants, Employer shall promptly pay Employee, or Employee shall promptly pay Employer, whichever the case may be, any overpayment or underpayment of the "Pre-tax Earnings Bonus" based upon any difference in the Pre-tax Earnings of the Bancorp between the January 31 financial statements and the certified financial statements of Employer.

ALLOCATION OF PAYMENT
Section 4.03. The amounts due Employee for the Base Salary, Return on Equity Bonus and Pre-tax Earnings Bonus may be allocated by Employer between the Bank and Bancorp as determined in the sole discretion of the Boards of Directors respectively of the Bank and Bancorp.

	Deferred Compensation

	Section 4.04. The payment date of any compensation under this Agreement may be deferred pursuant to any mutually agreeable deferred compensation agreement entered into between Employer and Employee; provided, however, the deferred compensation agreement must be entered into prior to Employee earning the compensation for which payment is being deferred.

Disability

	Section 4.05. Should Employee become unable to effectively perform his duties hereunder because of any physical or mental condition, he shall be entitled to one hundred percent (100%) of his then base salary, exclusive of any Bonus, for a period of ninety (90) days after Employee becomes unable to perform his duties. Commencing on the 91st day of continuous disability, Employee shall be entitled to one hundred percent (100%) of his base salary, less any disability benefits received under the Employee's existing Salary Continuation Agreement between Employee and Bank, or any other Employer-sponsored income continuation and/or disability plan(s), for a period not to exceed two hundred seventy-five
(275) days but in no event beyond the term of this agreement. During this aforementioned time period, Employee shall continue to enjoy all benefits and rights of an employee, including but not limited to participation in group medical and life insurance programs, but shall only be entitled to any Bonus which accrued and was earned prior to the date Employee commenced his disability leave. After such 275 day period, and prior to the expiration term of this agreement, Employer shall only pay Employee the amount of payments (if any) which is due Employee as a result of Employee's disability under his existing Salary Continuation Agreement and any other Employer-sponsored income continuation and/or disability plan(s).

EFFECT OF SALE, ACQUISITION OR MERGER

	Section 4.06. In the event of a sale, acquisition or merger of the Bancorp within the term of this agreement, and the purchasing, acquiring or merging entity ("New Entity" herein) elects to not employ Employee under the terms of an employment agreement acceptable to both Employee and New Entity, or the New Entity for any reason refusing to honor the remaining terms of this agreement, Employee shall have the right to continue to receive his Base Salary (but not the Return on Equity Bonus or the Pre-tax Earnings Bonus) plus the Employee Benefits described in
Article 5 herein for the remaining period of this agreement less any payments received from the Salary Continuation Agreement between Employee and Bank. In the event of any conflict between the terms and provisions of this agreement and the terms and provisions of the Salary Continuation Agreement, the terms and provision of the Salary Continuation Agreement shall prevail and control.


ARTICLE 5. EMPLOYEE BENEFITS

General
	Section 5.01. Employee shall be entitled to receive those other employee benefits made available by Employer to all its employees, plus vacation each calendar year pursuant to Section 5.02; utilization of an automobile supplied by Employer, in accordance with the policy and guidelines established by the Boards of Directors of Employer, with all operating costs paid by Employer; Life Insurance paid by Employer; Health Insurance paid by Employer; Disability Insurance paid by Employer; the option to participate in Employees deferred compensation plan; and the option to participate in the Stock Option Plan of Employer already in effect.

Vacation

	Section 5.02. Subject to all governmental Rules and Regulations applicable to Employer, Employee shall be entitled to an annual vacation of four (4) weeks, without reduction in salary, to be taken at times which will not substantially interfere with the business and general well-being of Employer. In the event this agreement is renewed, unused vacation shall not be accrued from any calendar year to any subsequent calendar year.

Use and Disclosure of Confidential Data

	Section 5.0. Employee shall not use any confidential information or circulate it to any other person or persons, except when specifically authorized and then only to the extent necessary to further Employees best interests.

Competitive Activities During Employment

	Section 5.04. During the term of this Agreement, Employee shall not, directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, stockholder, director, or in any other capacity, engage or participate in any competitive activity relating to the subject matter of his employment with Employer.


	Stock Ownership

Section 5.05. Employee shall own and/or control at all times during the term of this Contract a minimum of 5,000 shares of common stock in Bancorp. In the event the number of issued shares of Bancorp is changed after the calendar year 1996 as a result of a stock split, stock dividend, reorganization, or for any other reason, the number of shares under this paragraph shall automatically be changed accordingly. This
Section 5.05 shall be deemed deleted from this contract effective on the date of any merger, transfer of assets, or dissolution within the provisions of Section 6.04 hereof.

ARTICLE 6. TERMINATION OF EMPLOYMENT

	Termination by Employer

	Section 6.0l Notwithstanding any other provision of this Contract, Employer may terminate this Contract by vote of the majority of the total number of the Boards of Directors of Employer at a meeting of the Boards of Directors in which a quorum is present, provided Employee is involved in gross malfeasance in the performance of his duties, or adjudged guilty of illegal activities by a court of competent jurisdiction. Upon such termination under this Section 6.01, Employee shall have no further right under this Contract except to receive payment for benefits earned or accrued to the date of termination of Employee.

		TERMINATION BY EMPLOYEE

	Section 6.02.	Employee may elect to terminate this agreement
for any reason by providing thirty (30) days prior written notice to Employer. Upon receipt of Employee's written or oral notice of termination, Employee shall have no further right under this agreement except to receive payment for benefits earned or accrued to the date of termination by Employee.

ARTICLE 7. GENERAL PROVISIONS

Notices

	Section 7.01. Any notices to be given by either party to the other shall be in writing and may be effected either by personal delivery or by mail, registered or certified, postage prepaid with return receipt requested. Mailed notices shall be addressed to the parties at the addresses appearing in the introductory paragraph of this agreement, but each party may change address by written notice in accordance with this section. Notices delivered personally shall be deeded communicated as of the date of actual receipt; mailed notices shall be deeded communicated as of the date on which they are mailed.

Entire Agreement

	Section 7.02.
		(a)	This agreement supersedes any and all other employment
agreements, either oral or in	writing, between the parties with respect
to the employment of Employee by Employer, and contains all of the covenants and agreements between the parties with respect to that employment in any manner whatsoever.
	(b)	Each party to this agreement acknowledges that no
representations, inducements, promises, or agreements, orally or otherwise, other than those set forth herein, have been made by any party, or anyone acting on behalf of any party, and that no other agreement, statement, or promise not contained in this agreement shall be valid or binding.
	(c)	Any modification of this agreement will be effective only if it is in writing signed by the party to be charged.

	The provisions of this Section 7.02 shall not be deemed to refer to or have any effect upon the Salary Continuation Agreement or the Directors Deferred Fee Agreement, or any other non-employment agreement, it being the intent of this Section 7.02 to apply solely to the employment relationship between Employee and Employer.

	Transferability

	Section 7,03. The rights and benefits of Employer under this Contract shall be transferable, and all rights, benefits, covenants, and agreements hereunder shall inure to the benefit of Employee and the successors, transferees, or assigns of Employer, and shall be enforceable by or against Employee and by or against successors, transferees, or assigns of Employer, as the case may be.

		Attorneys' Fees and Costs

	Section 7.04.	If any action at law or in equity is necessary
to enforce or
interpret the terms of this agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and necessary disbursements in addition to any other relief to which he may be entitled. This provision shall be construed as applicable to the entire contract. This Section 7.04 shall be considered deleted upon the effective date of any Employers merger, transfer of assets, or dissolution within the confines of Section 4.06.

Partial Invalidity

	Section 7.05. If any provision in this agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way.

Law Governing Agreement

	Section 7.06. This agreement shall be governed by and construed in accordance with the laws of the State of California.

Payment of Moneys Due Deceased Employee

	Section 7.07. If Employee dies prior to the expiration of the term of employment, any moneys that may be due from Employer under this agreement as of the date of Employee's death shall be paid to Employee's executors, administrators, heirs, personal representatives, successors, and assigns.
Amendment

	Section 7.08. This contract may be changed or amended only in writing subscribed by the parties hereto.

	Executed on February 21, 1996, at Orange California.

	EMPLOYEE:					EMPLOYER:
		ORANGE NATIONAL BANK

	By:                   By:
	Frank A. DelGiorgio			Armand Durante
                     		Vice-Chairman

                     		By:
                     		Kenneth J. Cosgrove
                     		President


ORANGE NATIONAL BANCORP


                       By:
                       Armand Durante
                       Vice-Chairman

                       By:
                       Kenneth J. Cosgrove
                      	President